Exhibit 10.3
EXECUTION VERSION
$125,000,000
CREDIT AGREEMENT
Dated as of October 19, 2010
among
CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP,
as Borrower,
CAMPUS CREST COMMUNITIES, INC.,
as Parent Guarantor,
THE GUARANTORS NAMED HEREIN,
as Guarantors,
THE INITIAL LENDERS, INITIAL ISSUING BANK AND
SWING LINE BANK NAMED HEREIN,
as Initial Lenders, Initial Issuing Bank and Swing Line Bank, and
CITIBANK, N.A.,
as Administrative Agent and as Collateral Agent.
RAYMOND JAMES BANK FSB
Syndication Agent
RBC CAPITAL MARKETS BARCLAYS CAPITAL INC. GOLDMAN SACHS BANK USA
Co-Documentation Agents
CITIGROUP GLOBAL MARKETS INC.           RAYMOND JAMES BANK FSB
Joint Lead Arrangers and Joint Book Running Managers

i

SCHEDULES

Schedule I		Commitments and Applicable Lending Offices
Schedule II	—	Borrowing Base Assets
Schedule III	—	Excluded Recourse Properties
Schedule IV	—	Ground Leases
Schedule 4.01(b)	—	Subsidiaries
Schedule 4.01(f)	—	Material Litigation
Schedule 4.01(n)	—	Existing Debt
Schedule 4.01(o)	—	Surviving Debt
Schedule 4.01(p)	—	Existing Liens
Schedule 4.01(q)
Part I	—	Real Property
Part II	—	Management Agreements
Schedule 4.01(r)	—	Environmental Concerns
Part I	—	Non-compliance with Law
Part II	—	Storage Tanks, Asbestos, etc.
Part III	—	Remedial Action, etc.
Part IV	—	Site Assessments, etc.
Schedule 4.01(x)	—	Plans and Welfare Plans
EXHIBITS

Exhibit A	—	Form of Note
Exhibit B	—	Form of Notice of Borrowing
Exhibit C	—	Form of Guaranty Supplement
Exhibit D	—	Form of Assignment and Acceptance
Exhibit E-1	—	Form of Opinion of Greenberg Traurig LLP
Exhibit E-2	—	Form of Opinion of Bradley Arant Boult Cummings LLP
Exhibit E-3	—	Form of Opinion of Saul Ewing LLP
Exhibit E-4	—	Form of Opinion of Local Counsel for the Loan Parties
Exhibit F	—	Form of Security Agreement
Exhibit G	—	Form of Mortgage
Exhibit H	—	Form of Assignment of Leases
Exhibit I	—	Form of Borrowing Base Certificate
Exhibit J	—	Form of Hazardous Indemnity Agreement
Exhibit K	—	Form of Manager’s Subordination
Exhibit L	—	Form of Pledge Agreement

CREDIT AGREEMENT
          CREDIT AGREEMENT dated as of October 19, 2010 (this “Agreement”) among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), Campus Crest Communities, Inc., a Maryland corporation (the “Parent Guarantor”), the entities listed on the signature pages hereof as the subsidiary guarantors (together with any Additional Guarantors (as hereinafter defined) acceding hereto pursuant to Section 5.01(j) or 7.05, the “Subsidiary Guarantors” and, together with the Parent Guarantor, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), the Swing Line Bank (as hereinafter defined), CITIBANK, N.A. (“Citibank”), as the initial issuer of Letters of Credit (as hereinafter defined) (the “Initial Issuing Bank”), CITIBANK, as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for the Lender Parties (as hereinafter defined), and CITIBANK, as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”) for the Secured Parties (as hereinafter defined).
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
          SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
     “Acceding Lender” has the meaning specified in Section 2.17(d).
     “Accession Agreement” has the meaning specified in Section 2.17(d)(i).
     “Additional Guarantor” has the meaning specified in Section 7.05.
     “Adjusted EBITDA” means (a) EBITDA for the consecutive four fiscal quarters of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, less (b) the Capital Expenditure Reserve for all Assets for such four fiscal quarters, provided that calculations which pertain to the fiscal quarters of the Parent Guarantor ending on or prior to September 30, 2010 shall be made on a pro forma basis, including to give effect to the IPO and the Formation Transactions.
     “Adjusted Net Operating Income” means, with respect to any Borrowing Base Asset, (a) the Net Operating Income attributable to such Borrowing Base Asset less (b) the Capital Expenditure Reserve for such Borrowing Base Asset, less (c) the Management Fee Adjustment for such Borrowing Base Asset, in each case for the consecutive four fiscal quarters most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.

     “Administrative Agent” has the meaning specified in the recital of parties to this Agreement.
     “Administrative Agent’s Account” means the account of the Administrative Agent maintained by the Administrative Agent with Citibank, N.A., at its office at 1615 Brett Road, New Castle, Delaware 19720, ABA No. 021000089, Account No. 36852248, Account Name: Agency/Medium Term Finance, Reference: Campus Crest Revolving Credit Facility, Attention: Global Loans/Agency, or such other account as the Administrative Agent shall specify in writing to the Lender Parties.
     “Advance” means a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit Advance.
     “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 15% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
     “Affiliate Ground Lease” means a Ground Lease with respect to which the ground lessor and ground lessee are Loan Parties.
     “Agents” has the meaning specified in the recital of parties to this Agreement.
     “Agreement” has the meaning specified in the recital of parties to this Agreement.
     “Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole “Affected Party”, and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement determined by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination; or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedge Agreement determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.
     “Applicable Lending Office” means, with respect to each Lender Party, such Lender Party’s Domestic Lending Office in the case of a Base Rate Advance and such Lender Party’s Eurodollar Lending Office in the case of a Eurodollar Rate Advance.
     “Applicable Margin” means, at any date of determination, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

		Applicable Margin	Applicable Margin
		for Base Rate	for Eurodollar Rate
Pricing Level	Leverage Ratio	Advances	Advances
I	≥ 55%	2.50%	3.50%
II	≥ 50% but < 55%	2.25%	3.25%
III	≥ 45% but < 50%	2.00%	3.00%
IV	< 45%	1.75%	2.75%
The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time, and the Applicable Margin for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing shall be determined by reference to the Leverage Ratio in effect on the first day of such Interest Period; provided, however, that (a) the Applicable Margin shall initially be at Pricing Level IV on the Closing Date, (b) no change in the Applicable Margin resulting from the Leverage Ratio shall be effective until three Business Days after the date on which the Administrative Agent receives (i) the financial statements required to be delivered pursuant to Section 5.03(b) or (c), as the case may be, and (ii) a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Borrower demonstrating the Leverage Ratio, and (c) the Applicable Margin shall be at Pricing Level I for so long as the Borrower has not submitted to the Administrative Agent as and when required under Section 5.03(b) or (c), as applicable, the information described in clause (b) of this proviso.
     “Appraisal” means an appraisal complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, commissioned by and prepared for the account of the Administrative Agent (for the benefit of the Lenders) by a MAI appraiser selected by the Administrative Agent in consultation with the Borrower, and otherwise in scope, form and substance satisfactory to the Collateral Agent.
     “Appraised Value” means, as of any date of determination with respect to any Borrowing Base Asset, the appraised value of such Borrowing Base Asset on an “as-is”

basis, in each case as set forth in the most recent Appraisal of such Borrowing Base Asset delivered to the Administrative Agent on or before such date of determination.
     “Approved Electronic Communications” means each Communication that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including any financial statement, financial and other report, notice, request, certificate and other information materials required to be delivered pursuant to Sections 5.03(b), (c), (e), (g), and (k); provided, however, that solely with respect to delivery of any such Communication by any Loan Party to the Administrative Agent and without limiting or otherwise affecting either the Administrative Agent’s right to effect delivery of such Communication by posting such Communication to the Approved Electronic Platform or the protections afforded hereby to the Administrative Agent in connection with any such posting, “Approved Electronic Communication” shall exclude (i) any notice of borrowing, letter of credit request, swing loan request, notice of conversion or continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.06(a) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.
     “Approved Electronic Platform” has the meaning specified in Section 9.02(c).
     “Approved Manager” means with respect to any Campus Housing Asset (i) an affiliate of the Parent Guarantor, or (ii) a nationally recognized campus housing manager (a) with (or controlled by a Person or Persons with) at least ten years of experience in the campus housing management industry, (b) that is engaged pursuant to a written management agreement in form and substance reasonably satisfactory to the Administrative Agent and (c) that has entered into a subordination agreement in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent confirms that as of the Closing Date the existing manager of the Campus Housing Assets shown on Part III of Schedule 4.01(q) hereto is satisfactory to the Administrative Agent. For purposes of this definition, the term “control” (including the term “controlled by”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
     “Arrangers” means, collectively, CGMI and Raymond James Bank FSB, each as joint lead arranger and joint book running manager.
     “Assets” means Campus Housing Assets, Development Assets and Joint Venture Assets.

     “Asset Value” means, at any date of determination, (a) in the case of any Campus Housing Asset where the related certificate of occupancy was issued twelve or more months prior to such date of determination, (i) the Net Operating Income attributable to such Asset less the Management Fee Adjustment for such Asset, in each case for the consecutive four fiscal quarters most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be divided by (ii) 8.25%, (b) in the case of any Development Asset and any Campus Housing Asset where the related certificate of occupancy was issued less than twelve months prior to such date of determination, the book value of such Development Asset or such Campus Housing Asset as determined in accordance with GAAP (but excluding any deduction for accumulated depreciation on such Assets), (c) in the case of any Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as a Campus Housing Asset under the definition thereof where the related certificate of occupancy was issued twelve or more months prior to such date of determination, the JV Pro Rata Share of (i) the Net Operating Income attributable to such Asset less the Management Fee Adjustment for such Asset, in each case for the consecutive four fiscal quarters most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be divided by (ii) 8.25% and (d) in the case of any other Joint Venture Asset, the JV Pro Rata Share of the book value of such Joint Venture Asset as determined in accordance with GAAP (but excluding any deduction for accumulated depreciation on such Assets).
     “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit D hereto.
     “Assignments of Leases” has the meaning specified in Section 3.01(a)(iii).
     “Available Amount” of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).
     “Bankruptcy Law” means any applicable law governing a proceeding of the type referred to in Section 6.01(f) or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
     “Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of (a) the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.’s base rate, (b) 1/2 of 1% per annum above the Federal Funds Rate and (c) the one-month Eurodollar Rate plus 1% per annum.
     “Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i).

     “BBA Proposal Package” means, with respect to any Proposed Borrowing Base Asset, the following items, each in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:
     (a) a description of such Asset in detail satisfactory to the Administrative Agent,
     (b) a projected cash flow analysis of such Asset prepared in a form reasonably acceptable to the Administrative Agent,
     (c) a statement of operating expenses for such Asset for the immediately preceding 36 consecutive calendar months (or, if not in operation for 36 consecutive calendar months, the total period of operations),
     (d) an operating expense and capital expenditures budget for such Asset for the next succeeding 12 consecutive months,
     (e) a current rent roll, and
     (f) if such Asset is then the subject of an acquisition transaction, a copy of the purchase agreement with respect thereto and a schedule of the proposed sources and uses of funds for such transaction.
     “Borrower” has the meaning specified in the recital of parties to this Agreement.
     “Borrower’s Account” means the account of the Borrower maintained by the Borrower with [                         ] at its office at [                         ], ABA No. [                         ], Account No. [                         ] or such other account as the Borrower shall specify in writing to the Administrative Agent.
     “Borrowing” means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Lenders or a Swing Line Borrowing.
     “Borrowing Base Assets” means (a) those Campus Housing Assets for which the applicable conditions (as may be determined by the Administrative Agent in its sole discretion) in Section 3.01 and, if applicable, Section 5.01(k) have been satisfied and as the Administrative Agent and the Required Lenders, in their sole discretion, shall have elected to treat as Borrowing Base Assets for purposes of this Agreement, and (b) the Campus Housing Assets listed on Schedule II hereto on the Closing Date.
     “Borrowing Base Certificate” means a certificate in substantially the form of Exhibit I hereto, duly certified by the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor.
     “Borrowing Base Conditions” means, with respect to any Proposed Borrowing Base Asset, that such Proposed Borrowing Base Asset

     (a) is a Campus Housing Asset located in one of the 48 contiguous states of the United States of America or the District of Columbia that has been in operation for at least one year;
     (b) is wholly-owned directly or indirectly by the Borrower either in fee simple absolute or subject to a Qualifying Ground Lease;
     (c) is fully operating and not under significant development or redevelopment;
     (d) is free of all material structural defects or architectural deficiencies, title defects, environmental or other material matters (including a casualty event or condemnation) that could reasonably be expected to have a material adverse effect on the value, use or ability to sell or refinance such Asset;
     (e) is operated by an Approved Manager or any other property manager approved by the Administrative Agent;
     (f) is not subject to mezzanine Debt financing;
     (g) is not, and no interest of the Borrower or any of its Subsidiaries therein is, subject to any Lien (other than Permitted Liens) or any Negative Pledge; and
     (h) is 100% owned by a Loan Party that is a single-purpose Subsidiary of the Borrower and (1) none of the Borrower’s or the Parent Guarantor’s direct or indirect Equity Interests in such Subsidiary is subject to any Lien (other than Permitted Liens) or any Negative Pledge and (2)(x) on or prior to the date such Asset is added to the Collateral, such Subsidiary shall have become a Guarantor hereunder, and (y) the Borrower directly, or indirectly through a Subsidiary, has the right to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Asset and on the Equity Interests in such Subsidiary as security for Debt of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Asset.
     “Borrowing Base Debt Service Coverage Ratio” means, at any date of determination, the ratio of (a) the aggregate Adjusted Net Operating Income for all Borrowing Base Assets to (b) the payments that would be required to be made over a twelve month period on an assumed Debt in an aggregate principal amount equal to the Facility Exposure at such date, assuming a thirty year amortization schedule, level payments of interest and applying an interest rate equal to the greater of (i) 7.50% per annum and (ii) the rate per annum at such date for 10-year United States Treasury Securities plus the Applicable Margin in respect of Eurodollar Rate Advances.
     “Borrowing Base Value” means, with respect to any Borrowing Base Asset, an amount equal to 60% of the Appraised Value of such Borrowing Base Asset.
     “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.
     “Campus Housing Asset” means Real Property that operates or is intended to be operated as student housing, but excluding any Joint Venture Asset.
     “Capital Expenditure Reserve” means, with respect to any Campus Housing Asset at any date of determination, $125 times the number of beds comprising such Asset.
     “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
     “Cash” means coin or currency of the United States of America or immediately available federal funds, including such funds delivered by wire transfer.
     “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Issuing Bank (as applicable), as collateral for the Available Amount of any Letter of Credit, cash or deposit account balances or, if the Issuing Bank benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the Issuing Bank. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
     “Cash Equivalents” means any of the following, to the extent owned by the applicable Loan Party or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents) and having a maturity of not greater than 90 days from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000 or (c) commercial paper in an aggregate amount of not more than $50,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P.
     “CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.
     “CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.
     “CGMI” means Citigroup Global Markets Inc.

     “Change of Control” means the occurrence of any of the following (after giving effect to the consummation of the IPO and the Formation Transactions):
     (a) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent Guarantor (or other securities convertible into such Voting Interests) representing 35% or more of the combined voting power of all Voting Interests of the Parent Guarantor; or
     (b) there is a change in the composition of the Parent Guarantor’s Board of Directors over a period of 24 consecutive months (or less) such that a majority of Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or
     (c) any Person or two or more Persons acting in concert shall have acquired and shall continue to have following the date hereof, by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation will result in its or their acquisition of the power to direct, directly or indirectly, the management or policies of the Parent Guarantor; or
     (d) the Parent Guarantor ceases to be (i) the indirect legal and beneficial owner of all of the general partnership interests in the Borrower, (ii) the direct legal and beneficial owner of all of the membership interests in Campus Crest Communities GP, LLC or (iii) the direct or indirect legal and beneficial owner of not less than 75% of the limited partnership interests in the Borrower; or
     (e) Campus Crest Communities GP, LLC ceases to be the general partner of the Borrower; or
     (f) the Parent Guarantor or Campus Crest Communities GP, LLC shall create, incur, assume or suffer to exist any Lien on the Equity Interests in Campus Crest Communities GP, LLC or the Borrower owned by it; or
     (g) the Borrower ceases to be the direct or indirect legal and beneficial owner of all of the Equity Interests in each direct and indirect Subsidiary that owns or leases a Borrowing Base Asset.
     “Citibank” has the meaning specified in the recital of the parties to this Agreement.
     “Closing Date” means the date hereof or such other date as may be agreed upon by the Borrower and the Administrative Agent.

     “Collateral” means all “Collateral” and all “Mortgaged Property” referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Collateral Agent for the benefit of the Secured Parties and includes, without limitation, all Borrowing Base Assets.
     “Collateral Agent” has the meaning specified in the recital of parties to this Agreement.
     “Collateral Documents” means the Security Agreement, the Pledge Agreement, the Mortgages, the Assignments of Leases and any other agreement entered into by a Loan Party that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.
     “Collateral Deliverables” means, with respect to any Proposed Borrowing Base Asset, the following items, each in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:
     (i) A certificate of the Chief Financial Officer (or other Responsible Officer) of the Borrower, dated the date of the addition of such Proposed Borrowing Base Asset to the Collateral as a Borrowing Base Asset, confirming that (A) the Proposed Borrowing Base Asset satisfies all Borrowing Base Conditions, (B) no Default or Event of Default has occurred or is continuing, and the addition of such Proposed Borrowing Base Asset as a Borrowing Base Asset shall not cause or result in a Default or Event of Default, (C) the representations and warranties contained in the Loan Documents are true and correct in all material respects (or, if qualified as to materiality, in all respects) on and as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), and (D) the Loan Parties are in compliance with the covenants contained in Section 5.04 (both immediately before and on a pro forma basis immediately after the addition of such Proposed Borrowing Base Property as a Borrowing Base Asset), together with supporting information demonstrating such compliance;
     (ii) A Borrowing Base Certificate demonstrating that the Total Borrowing Base Value (calculated on a pro forma basis after giving effect to the addition of such Proposed Borrowing Base Asset to the Collateral as a Borrowing Base Asset and to any Advances made at the time thereof) will be greater than or equal to the Facility Exposure;
     (iii) each of the items set forth in Sections 3.01(a)(ii), (iii), (v), (vi), (vii), (viii), (ix), (xi), (xiii), (xv) and, to the extent applicable, 5.01(j), mutatis mutandis, in each case in respect of such Proposed Borrowing Base Asset or the Loan Party or proposed Loan Party which owns such Proposed Borrowing Base Asset;
     (iv) An Appraisal of such Proposed Borrowing Base Asset;

     (v) Reports supplementing Schedules II, 4.01(b), 4.01(q) and 4.01(r) hereto, including descriptions of such changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, certified as correct and complete by a Responsible Officer of the Borrower, provided that for purposes of the definition of the term Borrowing Base Assets, the supplement to Schedule II shall become effective only upon (A) delivery of all Collateral Deliverables and approval thereof by the Administrative Agent, and (B) approval of the Proposed Borrowing Base Asset as a Borrowing Base Asset pursuant to the definition of “Borrowing Base Assets”; and
     (vi) Such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request.
     “Commitment” means a Revolving Credit Commitment, a Swing Line Commitment or a Letter of Credit Commitment.
     “Commitment Date” has the meaning specified in Section 2.17(b).
     “Commitment Increase” has the meaning specified in Section 2.17(a).
     “Communications” means each notice, demand, communication, information, document and other material provided for hereunder or under any other Loan Document or otherwise transmitted between the parties hereto relating to this Agreement, the other Loan Documents, any Loan Party or its Affiliates, or the transactions contemplated by this Agreement or the other Loan Documents including, without limitation, all Approved Electronic Communications.
     “Conditional Approval Notice” has the meaning specified in Section 5.01(k).
     “Consolidated” refers to the consolidation of accounts in accordance with GAAP.
     “Contingent Obligation” means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.
     “Conversion”, “Convert” and “Converted” each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.07(d), 2.09 or 2.10.
     “Current Party” has the meaning specified in Section 9.07(k).
     “Customary Carve-Out Agreement” has the meaning specified in the definition of Non-Recourse Debt.
     “Debt” of any Person means, without duplication for purposes of calculating financial ratios, (a) all Debt for Borrowed Money of such Person, (b) all Obligations of such Person for the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business and not overdue by more than 60 days, (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person (other than Preferred Interests that are issued by any Loan Party or Subsidiary thereof and classified as either equity or minority interests pursuant to GAAP) or any warrants, rights or options to acquire such Equity Interests, (h) all Obligations of such Person in respect of Hedge Agreements, valued at the Agreement Value thereof, (i) all Contingent Obligations of such Person and (j) all indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment Obligations; provided, however, that in the case of the Parent Guarantor and its Subsidiaries, “Debt” shall also include, without duplication, the JV Pro Rata Share of Debt for each Joint Venture.
     “Debt for Borrowed Money” of any Person means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person; provided, however, that in the case of the Parent Guarantor and its Subsidiaries “Debt for Borrowed Money” shall also include, without duplication, the JV Pro Rata

Share of Debt for Borrowed Money for each Joint Venture; provided further that as used in the definition of “Fixed Charge Coverage Ratio”, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition or disposition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during the consecutive four fiscal quarters of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, the term “Debt for Borrowed Money” (a) shall include, in the case of an acquisition, any Debt for Borrowed Money directly relating to such Asset existing immediately following such acquisition computed as if such indebtedness also existed for the portion of such period that such Asset was not owned by the Parent Guarantor or such Subsidiary, and (b) shall exclude, in the case of a disposition, for such period any Debt for Borrowed Money to which such Asset was subject to the extent such Debt for Borrowed Money was repaid or otherwise terminated upon the disposition of such Asset.
     “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.
     “Development Assets” means all Real Property acquired for development into Campus Housing Assets that, in accordance with GAAP, would be classified as development property on a Consolidated balance sheet of the Parent Guarantor and its Subsidiaries.
     “Dividend Payout Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) the sum, without duplication, of all dividends paid by the Parent Guarantor on account of any common stock or preferred stock of Parent Guarantor, except dividends payable solely in additional Equity Interests of the same class, to (b) Funds From Operations, in each case for the four consecutive fiscal quarters of the Parent Guarantor most recently ended (or, in the case of the first, second or third fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, one, two or three consecutive fiscal quarters, respectively).
     “Domestic Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Domestic Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.
     “EBITDA” means, at any date of determination, the sum of the following items, in each case for the four consecutive fiscal quarters of the Parent Guarantor most recently ended: (a) the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary, infrequent, and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, and (vi) to the extent subtracted in computing net income, expenses incurred in connection with the Formation Transactions and the IPO and other non-recurring items, in each case of the Parent

Guarantor and its Subsidiaries determined on a Consolidated basis and in accordance with GAAP for such four fiscal quarter period, less, to the extent not already deducted, all rentals payable under leases of real or personal (or mixed) property, in each case, of or by the Parent Guarantor and its Subsidiaries for the consecutive four fiscal quarters of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, plus (b) with respect to each Joint Venture, the JV Pro Rata Share of the sum of (i) net income (or net loss) (excluding gains (or losses) from extraordinary and unusual items), (ii) interest expense, (iii) income tax expense, (iv) depreciation expense, (v) amortization expense, and (vi) to the extent subtracted in computing net income of such Joint Venture, non-recurring items, in each case of such Joint Venture determined on a Consolidated basis and in accordance with GAAP for such four fiscal quarter period, less, to the extent not already deducted, all rentals payable under leases of real or personal (or mixed) property, in each case, of or by the Parent Guarantor and its Subsidiaries for the consecutive four fiscal quarters of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be; provided, however, that for purposes of this definition, in the case of any acquisition or disposition of any direct or indirect interest in any Asset (including through the acquisition or disposition of Equity Interests) by the Parent Guarantor or any of its Subsidiaries during such four fiscal quarter period, EBITDA will be adjusted (1) in the case of an acquisition, by adding thereto an amount equal to the acquired Asset’s actual EBITDA (computed as if such Asset was owned by the Parent Guarantor or one of its Subsidiaries for the entire four fiscal quarter period) generated during the portion of such four fiscal quarter period that such Asset was not owned by the Parent Guarantor or such Subsidiary, and (2) in the case of a disposition, by subtracting therefrom an amount equal to the actual EBITDA generated by the Asset so disposed of during such four fiscal quarter period; provided further that calculations which pertain to the fiscal quarters of the Parent Guarantor ending on or prior to September 30, 2010 shall be made on a pro forma basis, including to give effect to the IPO and the Formation Transactions.
     “Effective Date” means the first date on which the conditions set forth in Article III shall be satisfied.
     “Eligible Assignee” means (a) with respect to the Revolving Credit Facility, (i) a Lender; (ii) an Affiliate or Fund Affiliate of a Lender; (iii) if at the time an assignment is effected pursuant to Section 9.07 a Default has occurred and is continuing, then any of (A) a commercial bank organized under the laws of the United States, or any State thereof, respectively, and having total assets in excess of $500,000,000; (B) a savings and loan association or savings bank organized under the laws of the United States or any State thereof, and having total assets in excess of $500,000,000; (C) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (D) the central bank of any country that is a member of the OECD; or (E) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000; and (iv) any other Person approved by the Administrative Agent, and, unless a Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, approved by the Borrower, each such approval not to be unreasonably withheld or delayed, and (b) with respect to the Letter of Credit Facility, a Person of the type described under subclause (iii)(A) or (C) of this definition that is approved by the Administrative Agent and, unless a Default has occurred and is continuing at the time any assignment is effected pursuant to Section 9.07, approved by the Borrower, each such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition; and provided further that if Borrower does not disapprove a potential Eligible Assignee in writing within five (5) Business Days after such request for approval, then Borrower’s approval hereunder shall be deemed given.
     “Environmental Action” means any enforcement action, suit, demand, demand letter, claim of liability, notice of non-compliance or violation, notice of liability or potential liability, investigation, enforcement proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.
     “Environmental Law” means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.
     “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
     “E013224” has the meaning specified in Section 4.01(aa).
     “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
     “ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.
     “ERISA Event” means (a)(i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30 day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section 4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to any Plan; or (g) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.
     “Eurocurrency Liabilities” has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.
     “Eurodollar Lending Office” means, with respect to any Lender Party, the office of such Lender Party specified as its “Eurodollar Lending Office” opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.
     “Eurodollar Rate” means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upward, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be the offered rate that appears on the Reuters Screen LIBOR01 Page (or any successor thereto)

as the British Bankers Association London interbank offered rate for deposits in U.S. Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period, or, if for any reason such rate is not available, the average (rounded upward, if necessary, to the nearest 1/100 of 1%, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of the Reference Bank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank’s Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if such Reference Bank shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.
     “Eurodollar Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(ii).
     “Eurodollar Rate Reserve Percentage” means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.
     “Events of Default” has the meaning specified in Section 6.01.
     “Existing Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately before giving effect to the Formation Transactions.
     “Excluded Recourse Properties” means the Real Property listed on Schedule III hereto on the Closing Date.
     “Extension Date” has the meaning specified in Section 2.16.
     “Facility” means the Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility.
     “Facility Exposure” means, at any date of determination, the sum of (a) the aggregate principal amount of all outstanding Advances, plus (b) the amount (not less than zero) equal to the Available Amount under all outstanding Letters of Credit less all amounts then on deposit in the L/C Cash Collateral Account, plus (c) all Obligations of the Loan Parties in respect of Secured Hedge Agreements, valued at the Agreement Value thereof.
     “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
     “Fee Letter” means the fee letter dated as of August 2, 2010 among Borrower, Parent Guarantor, Campus Crest Group, LLC, the Subsidiary Guarantors and CGMI, as the same may be amended from time to time.
     “Fiscal Year” means a fiscal year of the Parent Guarantor and its Consolidated Subsidiaries ending on December 31 in any calendar year.
     “Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) Adjusted EBITDA to (b) the sum of (i) interest (including capitalized interest (but excluding capitalized interest with respect to construction financing of Real Property prior to the issuance of the related certificate of occupancy)) payable on, and amortization of debt discount in respect of, all Debt for Borrowed Money plus (ii) scheduled amortization of principal amounts of all Debt for Borrowed Money payable (excluding maturities) plus (iii) cash dividends payable on any Preferred Interests; provided, however, that calculations which pertain to the fiscal quarters of the Parent Guarantor ending on or prior to September 30, 2010 shall be made on a pro forma basis, including to give effect to the IPO and the Formation Transactions.
     “Formation Transactions” means the “formation transactions” all as more fully described in the Registration Statement and otherwise on terms reasonably satisfactory to the Administrative Agent.
     “Fund Affiliate” means, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.
     “Funds From Operations” means, with respect to the Parent Guarantor, net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and extraordinary and unusual items, plus depreciation and amortization, and after adjustments for unconsolidated Joint Ventures, provided that any determination of Funds From Operations which pertains to the fiscal quarters of the Parent Guarantor ending on or prior to September 30, 2010 shall be made on a pro forma basis, including to give effect to the IPO and the Formation Transactions. Adjustments for unconsolidated Joint Ventures will be calculated to reflect funds from operations on the same basis.

     “GAAP” has the meaning specified in Section 1.03.
     “Good Faith Contest” means the contest of an item as to which: (a) such item is contested in good faith, by appropriate proceedings, (b) reserves that are adequate are established with respect to such contested item in accordance with GAAP or such contested item is bonded over in accordance with statutory lien bonding procedures and (c) the failure to pay or comply with such contested item during the period of such contest could not reasonably be expected to result in a Material Adverse Effect.
     “Ground Lease” means each Affiliate Ground Lease, the Ground Lease (Mobile) and any other Qualifying Ground Lease with respect to a Proposed Borrowing Base Asset that becomes part of the Collateral, and “Ground Leases” means each Affiliate Ground Lease, Ground Lease (Mobile) and the such other ground leases, collectively. As of the Closing Date, all Ground Leases are as set forth on Schedule IV.
     “Ground Lease (Mobile)” means, collectively, (i) that certain Ground Lease Agreement, dated as of September 8, 2006, between the University of South Alabama, as landlord and master lessor, and USA Research and Technology Corporation, as master lessee, recorded in the public records of Mobile County, Alabama on September 6, 2006 in Book 6040, Page 661, as amended by that certain First Amendatory Ground Lease, between the same parties, dated October 3, 2007, recorded in the Mobile Records on October 24, 2007 in Book 6278, Page 1536 and (ii) that certain Ground Lease, dated March 14, 2008, between USA Research and Technology Corporation, as sub-landlord and sub-ground lessor, and Campus Crest at Mobile Phase II, LLC, as sub-ground lessee, as amended by that certain First Amendment to Ground Lease dated on or about the date hereof, as evidenced by that certain Memorandum of Ground Lease, dated March 18, 2008, recorded in the public records of Mobile County, Alabama on March 31, 2008 in Book 6355, Page 1270, and that certain First Amendment to Memorandum of Ground Lease dated on or about the date hereof, to be recorded in said public records.
     “Ground Lease (Mobile) Default” has the meaning specified in Section 4.01(z)(iv).
     “Ground Leased Property (Mobile)” means the Campus Housing Asset located at the University of South Alabama, Mobile, Alabama, which property is subject to the Ground Lease (Mobile).
     “Ground Lease Payments” means all ground rents, square footage rents and percentage rents and any other payments or rents owing under a Ground Lease.
     “Ground Lessor (Mobile)” means, with respect to the master ground lease, the University of South Alabama, and, with respect to the sub-ground lease, USA Research and Technology Corporation, together with each of its respective successors and assigns, as master ground lessor and sub-ground lessor, respectively, under the Ground Lease (Mobile).
     “Guaranteed Obligations” has the meaning specified in Section 7.01.

     “Guarantor Deliverables” means each of the items set forth in Section 5.01(j).
     “Guarantors” has the meaning specified in the recital of parties to this Agreement.
     “Guaranty” means the Guaranty by the Guarantors pursuant to Article VII, together with any and all Guaranty Supplements required to be delivered pursuant to Section 5.01(j) or Section 7.05.
     “Guaranty Supplement” means a supplement entered into by an Additional Guarantor in substantially the form of Exhibit C hereto.
     “Hazardous Indemnity Agreement” means each of the Environmental Indemnity Agreements regarding Hazardous Materials now or hereafter made by the Borrower, Parent Guarantor and Guarantors owning Borrowing Base Assets in favor of the Administrative Agent and the Lenders, in substantially the form of Exhibit J hereto, as the same may be modified, amended or ratified, pursuant to which the Borrower, Parent Guarantor and such Subsidiary Guarantor agree to indemnify the Administrative Agent and the Lenders with respect to Hazardous Materials and Environmental Laws.
     “Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, radon gas and mold and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.
     “Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.
     “Hedge Bank” means any Lender Party or an Affiliate of a Lender Party in its capacity as a party to a Secured Hedge Agreement.
     “Increase Date” has the meaning specified in Section 2.17(a).
     “Increasing Lender” has the meaning specified in Section 2.17(b).
     “Indemnified Costs” has the meaning specified in Section 8.05(a).
     “Indemnified Party” has the meaning specified in Section 7.06(a).
     “Information” has the meaning specified in Section 9.10.
     “Initial Extension of Credit” means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.
     “Initial Issuing Bank” has the meaning specified in the recital of parties to this Agreement.

     “Initial Lenders” has the meaning specified in the recital of parties to this Agreement.
     “Insufficiency” means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.
     “Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to Section 2.07(c) and in conformity with the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may select; provided, however, that:
     (a) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance that ends after the Termination Date;
     (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;
     (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and
     (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.
     “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
     “Investment” means (a) any loan or advance to any Person, any purchase or other acquisition of any Equity Interests or Debt or the assets comprising a division or business unit or a substantial part or all of the business of any Person, any capital contribution to any Person or any other direct or indirect investment in any Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of “Debt” in respect of any Person, and (b) the purchase or other acquisition of any real property.

     “IPO” means the initial public offering of common stock in the Parent Guarantor and its registration as a public company with the Securities and Exchange Commission.
     “Issuing Bank” means the Initial Issuing Bank and any other Lender approved as an Issuing Bank by the Administrative Agent and the Borrower and any Eligible Assignee to which a Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as each such Lender or each such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Administrative Agent of its Applicable Lending Office and the amount of its Letter of Credit Commitment (which information shall be recorded by the Administrative Agent in the Register) for so long as such Initial Issuing Bank, Lender or Eligible Assignee, as the case may be, shall have a Letter of Credit Commitment.
     “Joint Venture” means any joint venture (a) in which the Parent Guarantor or any of its Subsidiaries holds any Equity Interest, (b) that is not a Subsidiary of the Parent Guarantor or any of its Subsidiaries and (c) the accounts of which would not appear on the Consolidated financial statements of the Parent Guarantor.
     “Joint Venture Assets” means, with respect to any Joint Venture at any time, the assets owned by such Joint Venture at such time.
     “JV Pro Rata Share” means, with respect to any Joint Venture at any time, the fraction, expressed as a percentage, obtained by dividing (a) the total book value of all Equity Interests in such Joint Venture held by the Parent Guarantor and any of its Subsidiaries by (b) the total book value of all outstanding Equity Interests in such Joint Venture at such time.
     “L/C Cash Collateral Account” means an account of the Borrower to be maintained with the Administrative Agent, in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.
     “L/C Related Documents” has the meaning specified in Section 2.04(c)(ii)(A).
     “L/C Termination Date Exposure” means the Available Amount under any Letter of Credit with an expiration date later than 30 days before the Termination Date.
     “Lender Default” has the meaning specified in Section 9.07(k).
     “Lender Party” means any Lender, the Swing Line Bank or any Issuing Bank.
     “Lenders” means the Initial Lenders, each Acceding Lender that shall become a party hereto pursuant to Section 2.17 and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

     “Letter of Credit Advance” means an advance made by any Issuing Bank or any Lender pursuant to Section 2.03(c).
     “Letter of Credit Agreement” has the meaning specified in Section 2.03(a).
     “Letter of Credit Commitment” means, with respect to any Issuing Bank at any time, the amount set forth opposite such Issuing Bank’s name on Schedule I hereto under the caption “Letter of Credit Commitment” or, if such Issuing Bank has entered into one or more Assignment and Acceptances, set forth for such Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Issuing Bank’s “Letter of Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.
     “Letter of Credit Facility” means, at any time, an amount equal to the lesser of (a) the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time, and (b) $15,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.
     “Letters of Credit” has the meaning specified in Section 2.01(b).
     “Leverage Ratio” means, at any date of determination, the ratio of Total Debt (but excluding, in all cases, any Contingent Obligations associated with the Excluded Recourse Properties) to Total Asset Value as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.
     “Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.
     “Loan Documents” means (a) this Agreement, (b) the Notes, (c) the Fee Letter, (d) each Letter of Credit Agreement, (e) each Guaranty Supplement, (f) the Collateral Documents, (g) each Hazardous Indemnity Agreement, (h) each Manager’s Subordination and (i) each Secured Hedge Agreement, in each case, as amended.
     “Loan Parties” means the Borrower and the Guarantors.
     “Management Agreements” means (a) the Management Agreements set forth on Part III of Schedule 4.01(q) hereto (as amended or supplemented from time to time in accordance with the provisions hereof), and (b) any Management Agreement in respect of a Borrowing Base Asset entered into in compliance with Section 5.01(p).
     “Management Fee Adjustment” means, with respect to any Asset for any fiscal period, the greater of (i) an amount equal to 4.0% of the total revenues generated from the operation of such Asset for such fiscal period and (ii) all actual management fees payable in respect of such Asset during such fiscal period.

     “Manager’s Subordination” means each of the Manager’s Consent and Subordination of Management Agreements, now or hereafter made by an Approved Manager, the Borrower and the Administrative Agent, in substantially the form of Exhibit K hereto, as the same may be modified, amended or ratified.
     “Margin Stock” has the meaning specified in Regulation U.
     “Material Adverse Change” means a material adverse change in the business, condition (financial or otherwise), results of operations or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole.
     “Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of any Agent or any Lender Party under any Loan Document, (c) the ability of any Loan Party to perform its Obligations under any Loan Document to which it is or is to be a party, (d) the value of the Collateral or (e) the value, use or ability to sell or refinance any Borrowing Base Asset.
     “Material Contract” means each contract to which the Borrower or any of its Subsidiaries is a party involving aggregate consideration payable to or by the Borrower or such Subsidiary in an amount of $5,000,000 or more per annum or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries, taken as a whole. Without limitation of the foregoing, the Management Agreements shall be deemed to comprise Material Contracts hereunder.
     “Material Debt” means (a) Recourse Debt of Borrower that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of $10,000,000 or more, either individually or in the aggregate or (b) any other Debt of any Loan Party or any Subsidiary of a Loan Party that is outstanding in a principal amount (or, in the case of any Hedge Agreement, an Agreement Value) of $25,000,000 or more, either individually or in the aggregate; in each case (i) whether or not the primary obligation of the applicable obligor, (ii) whether the subject of one or more separate debt instruments or agreements, and (iii) exclusive of Debt outstanding under this Agreement. For the avoidance of doubt, Material Debt may include Refinancing Debt to the extent comprising Material Debt as defined herein.
     “Material Litigation” has the meaning specified in Section 3.01(f).
     “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
     “Mortgage Policies” has the meaning specified in Section 3.01(a)(iii)(B).
     “Mortgages” has the meaning specified in Section 3.01(a)(iii).
     “Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.
     “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.
     “Negative Pledge” means, with respect to any asset, any provision of a document, instrument or agreement (other than a Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Debt of the Person owning such asset or any other Person.
     “Net Operating Income” means, with respect to any Borrowing Base Asset for any applicable measurement period, (a) the total rental and other revenue from the operation of such Borrowing Base Asset for such period, minus (b) all expenses and other proper charges incurred in connection with the operation and maintenance of such Borrowing Base Asset for such period (including, without limitation, management fees, repairs, real estate and chattel taxes, bad debt expenses and all rentals payable under leases of real or personal (or mixed) property, in each case, with respect to such Borrowing Base Asset for such period), but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP and in each case for consecutive four fiscal quarters of the Parent Guarantor most recently ended.
     “Non-Recourse Debt” means Debt for Borrowed Money with respect to which recourse for payment is limited to (a) any building(s) or parcel(s) of real property and any related assets encumbered by a Lien securing such Debt for Borrowed Money and/or (b) (i) the general credit of the Property-Level Subsidiary that has incurred such Debt for Borrowed Money, and/or the direct Equity Interests therein and/or (ii) the general credit of the immediate parent entity of such Property-Level Subsidiary, provided that such parent entity’s assets consist solely of Equity Interests in such Property-Level Subsidiary, it being understood that the instruments governing such Debt may include customary carve-outs to such limited recourse (any such customary carve-outs or agreements limited to such customary carve-outs, being a “Customary Carve-Out Agreement”) such as, for example, personal recourse to the Parent Guarantor or any Subsidiary of the Parent Guarantor for fraud, misrepresentation, misapplication or misappropriation of cash, waste, environmental claims, damage to properties, non-payment of taxes or other liens despite the existence of sufficient cash flow, interference with the enforcement of loan documents upon maturity or acceleration, voluntary or involuntary bankruptcy filings, violation of loan document prohibitions against transfer of properties or ownership interests therein and liabilities and other circumstances customarily excluded by lenders from exculpation provisions and/or included in separate indemnification and/or guaranty agreements in non-recourse financings of real estate.

     “Note” means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender.
     “Notice of Borrowing” has the meaning specified in Section 2.02(a).
     “Notice of Issuance” has the meaning specified in Section 2.03(a).
     “Notice of Renewal” has the meaning specified in Section 2.01(b).
     “Notice of Swing Line Borrowing” has the meaning specified in Section 2.02(b).
     “Notice of Termination” has the meaning specified in Section 2.01(b).
     “NPL” means the National Priorities List under CERCLA.
     “Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.
     “OECD” means the Organization for Economic Cooperation and Development.
     “OFAC” has the meaning specified in Section 4.01(aa).
     “Other Taxes” has the meaning specified in Section 2.12(b).
     “Parent Guarantor” has the meaning specified in the recital of parties to this Agreement.
     “Participant” has the meaning specified in Section 2.03(c)(i).
     “Patriot Act” has the meaning specified in Section 9.12.
     “PBGC” means the Pension Benefit Guaranty Corporation (or any successor).

     “Permitted Liens” means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced (except as expressly permitted under this definition of “Permitted Liens”):
     (a) Liens for taxes, assessments and governmental charges or levies the payment of which is not, at the time, required by Section 5.01(b);
     (b) statutory Liens of banks and rights of set off and other Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations, in each case, that (i) are not overdue for a period of more than 30 days and (ii) individually or together with all other Permitted Liens outstanding on any date of determination do not materially adversely affect the use of the property to which they relate unless, in the case of (i) or (ii) above, such Liens are the subject of a Good Faith Contest;
     (c) pledges or deposits to secure obligations under workers’ compensation or unemployment laws or similar legislation or to secure public or statutory obligations;
     (d) easements, zoning restrictions, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use or value of such property for its present purposes;
     (e) Tenancy Leases;
     (f) Permitted Encumbrances (as defined in each of the Mortgages);
     (g) all Liens and other matters disclosed in the Mortgage Policies and such other title and survey exceptions as the Administrative Agent has approved or may approve in writing in its reasonable discretion;
     (h) Liens incurred or deposits made in the ordinary course of business to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;
     (i) any attachment or judgment Lien not constituting an Event of Default and not with respect to any portion of the Collateral; or
     (j) Liens granted to the Administrative Agent for the benefit of the Lender Parties to secure the Debt under the Loan Documents.
     “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     “Plan” means a Single Employer Plan or a Multiple Employer Plan.
     “Pledge Agreement” means the Pledge Agreement, made by the pledgors named therein in favor of the Administrative Agent and the Lenders, in substantially the form of Exhibit L hereto, as the same may be modified, amended or ratified.
     “Post Petition Interest” has the meaning specified in Section 7.07(b).
     “Potential Assignment Event Date” has the meaning specified in Section 9.01(b).
     “Potential Assignor Lender” has the meaning specified in Section 9.01(b).
     “Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation.
     “Prohibited Person” has the meaning specified in Section 4.01(aa).
     “Property-Level Subsidiary” means any Subsidiary of the Borrower or any Joint Venture that holds a direct fee or leasehold interest in any single building (or group of related buildings, including, without limitation, buildings pooled for purposes of a Non-Recourse Debt financing) or parcel (or group of related parcels, including, without limitation, parcels pooled for purposes of a Non-Recourse Debt financing) of real property and related assets and not in any other building or parcel of real property.
     “Proposed Borrowing Base Asset” has the meaning specified in Section 5.01(k).
     “Proposed Increased Commitment” has the meaning specified in Section 2.17(b).
     “Pro Rata Share” of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender’s Revolving Credit Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, such Lender’s Revolving Credit Commitment as in effect immediately prior to such termination) and the denominator of which is the Revolving Credit Facility at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the Revolving Credit Facility as in effect immediately prior to such termination).
     “Purchasing Lender” has the meaning specified in Section 2.17(e).
     “Qualifying Ground Lease” means a ground lease of Real Property containing the following terms and conditions: (a) a remaining term (exclusive of any unexercised extension options that are subject to terms or conditions not yet agreed upon and specified in such ground lease or an amendment thereto, other than a condition that the lessee not be in default under such ground lease) of 30 years or more from the Closing Date; (b) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (c) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (d) reasonable transferability of the lessee’s interest under such lease, including the ability to sublease; and (e) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of a leasehold estate demised pursuant to a ground lease.
     “Real Property” means all right, title and interest of the Borrower and each of its Subsidiaries in and to any land and any improvements located thereon, together with all equipment, furniture, materials, supplies, personal property and all other rights and property within the scope of the definition of Mortgaged Property (as defined in the Form of Mortgage attached hereto as Exhibit G) in which such Person has an interest now or hereafter located on or used in connection with such land and improvements, and all appurtenances, additions, improvements, renewals, substitutions and replacements thereof now or hereafter acquired by such Person.
     “Recourse Debt” means Debt for which the Borrower or any of its Subsidiaries has personal or recourse liability in whole or in part, exclusive of any such Debt for which such personal or recourse liability is limited to obligations under Customary Carve-Out Agreements.
     “Reference Bank” means Citibank, N.A.
     “Refinancing Debt” means, with respect to any Debt, any Debt extending the maturity of, or refunding or refinancing, in whole or in part, such Debt, provided that (a) the terms of any Refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, (i) do not provide for any Lien on any Borrowing Base Assets, and (ii) are not otherwise prohibited by the Loan Documents and (b) the principal amount of such Debt shall not exceed the original principal amount of the Debt (as such Debt may have been increased from time to time) being extended, refunded or refinanced plus the amount of any applicable premium and expenses.
     “Register” has the meaning specified in Section 9.07(d).
     “Registration Statement” means the Parent Guarantor’s Form S-11 Registration Statement filed with the Securities and Exchange Commission in connection with the IPO, as amended.
     “Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
     “REIT” means a Person that is qualified to be treated for tax purposes as a real estate investment trust under Sections 856-860 of the Internal Revenue Code.
     “Replacement Lender” has the meaning specified in Section 9.01(b).

     “Required Lenders” means, at any time, Lenders owed or holding greater than 66.67% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) the aggregate Unused Revolving Credit Commitments at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to any Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Credit Commitments.
     “Responsible Officer” means, with respect to any Loan Party, any officer of, or any officer of any general partner or managing member of, such Loan Party, which Officer has (a) responsibility for performing the underlying function that is the subject of the action required of such officer hereunder, or (b) supervisory responsibility for such an officer.
     “Restricted Payments” has the meaning specified in Section 5.02(g).
     “Revolving Credit Advance” has the meaning specified in Section 2.01(a).
     “Revolving Credit Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Revolving Credit Commitment” or (b) if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Revolving Credit Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.
     “Revolving Credit Facility” means, at any time, the aggregate amount of the Lenders’ Revolving Credit Commitments at such time.
     “S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc., and any successor thereto.
     “Sale and Leaseback Transaction” shall mean any arrangement with any Person providing for the leasing by the Parent Guarantor or any of its Subsidiaries of any Real Property that has been sold or transferred or is to be sold or transferred by the Parent Guarantor or such Subsidiary, as the case may be, to such Person.
     “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002, as amended.
     “Secured Hedge Agreement” means any Hedge Agreement required or permitted under Article V that is entered into by and between any Loan Party and any Hedge Bank and that is secured by the Collateral Documents.
     “Secured Obligations” means, collectively, the “Secured Obligations” as defined in the Security Agreement and the “Obligations” as defined in the Mortgages.

     “Secured Parties” means the Agents, the Lender Parties and the Hedge Banks.
     “Secured Recourse Debt Ratio” means, at any date of determination, the ratio, expressed as a percentage, of (a) all Debt for which the Borrower and the Guarantors have personal or recourse liability in whole or in part (exclusive of any such Debt for which such personal or recourse liability is limited to obligations under Customary Carve-Out Agreements), plus, without duplication, Contingent Obligations of the Borrower and the Guarantors, but excluding, in all cases, any such Debt and Contingent Obligations (i) incurred pursuant to the Loan Documents or (ii) associated with the Excluded Recourse Properties to (b) Total Asset Value, in each case as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c) as the case may be.
     “Securities Act” means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.
     “Security Agreement” has the meaning specified in Section 3.01(a)(ii).
     “Selling Lender” has the meaning specified in Section 2.17(e).
     “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.
     “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person, on a going-concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person, on a going-concern basis, is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time (including, without limitation, after taking into account appropriate discount factors for the present value of future contingent liabilities), represents the amount that can reasonably be expected to become an actual or matured liability.

     “Standby Letter of Credit” means any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit.
     “Subordinated Obligations” has the meaning specified in Section 7.07.
     “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) 50% or more of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate, in each case, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
     “Subsidiary Guarantor” has the meaning specified in the recital of parties to this Agreement.
     “Supplemental Collateral Agent” has the meaning specified in Section 8.01(b).
     “Surviving Debt” means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the IPO, the Formation Transactions and the Initial Extension of Credit.
     “Swing Line Advance” means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(c) or (b) any Lender pursuant to Section 2.02(b).
     “Swing Line Bank” means Citibank, in its capacity as the Lender of Swing Line Advances, and its successors and permitted assigns in such capacity.
     “Swing Line Borrowing” means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank pursuant to Section 2.01(c) or the Lenders pursuant to Section 2.02(b).
     “Swing Line Commitment” means, with respect to the Swing Line Bank, the amount of the Swing Line Facility set forth in Section 2.01(c), as such amount may be reduced at or prior to such time pursuant to Section 2.05.
     “Swing Line Facility” has the meaning specified in Section 2.01(c).
     “Taxes” has the meaning specified in Section 2.12(a).
     “Tenancy Leases” means operating leases, subleases, licenses, occupancy agreements and rights-of-use entered into by the Borrower or any of its Subsidiaries in its capacity as a lessor or a similar capacity in the ordinary course of business that do not materially and adversely affect the use of the Real Property encumbered thereby for its intended purpose (excluding any lease entered into in connection with a Sale and Leaseback Transaction).
     “Termination Date” means the earlier of (a) the third anniversary of the Closing Date, subject to the extension thereof pursuant to Section 2.16 and (b) the date of termination in whole of the Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitments pursuant to Section 2.05 or 6.01.
     “Test Date” means (a) the last day of each fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered pursuant to Sections 5.03(b) or (c), as the case may be, (b) the date of each Advance or the issuance or renewal of any Letter of Credit, (c) the date of the addition of any Proposed Borrowing Base Asset to the Collateral pursuant to Section 5.01(k), (d) the effective date of any merger permitted under Section 5.02(d), (e) the effective date of any Transfer permitted under Section 5.02(e)(ii)(C), (f) with respect to an extension of the Termination Date pursuant to Section 2.16, the date of delivery of financial statements of the Borrower thereunder, and (g) the date of the release of Liens with respect to any Borrowing Base Asset.
     “Total Asset Value” means, at any date of determination, the sum of the Asset Values for all Assets at such date plus unrestricted Cash and Cash Equivalents.
     “Total Borrowing Base Value” means, at any date of determination, the sum of the Borrowing Base Values of all Borrowing Base Assets.
     “Total Debt” means, at any date of determination, all Debt of the Parent Guarantor and its Subsidiaries as at the end of the most recently ended fiscal quarter of the Parent Guarantor for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be.
     “Trade Letter of Credit” means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of inventory to the Borrower or any of its Subsidiaries to effect payment for such inventory.
     “Transfer” has the meaning specified in Section 5.02(e)(i).
     “Type” refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.
     “Unused Fee” has the meaning specified in Section 2.08(a).
     “Unused Revolving Credit Commitment” means, with respect to any Lender at any date of determination, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender’s Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Banks pursuant to Section 2.03(c) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(c) and outstanding at such time.
     “Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or the election or appointment of persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.
     “Welfare Plan” means a welfare plan, as defined in Section 3(1) of ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability under applicable law.
     “Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of ERISA.
          SECTION 1.02. Computation of Time Periods; Other Definitional Provisions. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”. References in the Loan Documents to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.
          SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(g) (“GAAP”).
ARTICLE II
AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT
          SECTION 2.01. The Advances and the Letters of Credit. (a) The Revolving Credit Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a “Revolving Credit Advance”) to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date in an amount for each such Advance not to exceed such Lender’s Unused Revolving Credit Commitment at such time. Each Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Revolving Credit Advances made simultaneously by the Lenders ratably according to their Revolving Credit Commitments. Within the limits of each Lender’s Unused Revolving Credit Commitment in effect from time to time and prior to the Termination Date, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a).
          (b) Letters of Credit. Each Issuing Bank severally agrees, on the terms and conditions hereinafter set forth, to issue (or cause its Affiliate that is a commercial bank to issue on its behalf) letters of credit (the “Letters of Credit”), for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 30 days before the

Termination Date in an aggregate Available Amount (i) for all Letters of Credit not to exceed at any time the Letter of Credit Facility at such time, (ii) for all Letters of Credit issued by such Issuing Bank not to exceed such Issuing Bank’s Letter of Credit Commitment at such time, and (iii) for each such Letter of Credit not to exceed the Unused Revolving Credit Commitments of the Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 30 days before the Termination Date (provided such Letter of Credit may have an expiration date after the date that is 30 days before the Termination Date, but not after the Termination Date, so long as such Letter of Credit obligates the Borrower to Cash Collateralize such Letter of Credit in accordance with Section 2.03(e)) and (A) in the case of a Standby Letter of Credit one year after the date of issuance thereof, but may by its terms be renewable annually upon notice (a “Notice of Renewal”) given to the Issuing Bank that issued such Standby Letter of Credit and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a “Notice of Termination”) and (B) in the case of a Trade Letter of Credit, 180 days after the date of issuance thereof; provided, however, that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 30 days before the Termination Date (provided such Letter of Credit may have an expiration date after the date that is 30 days before the Termination Date, but not after the Termination Date, so long as such Letter of Credit obligates the Borrower to Cash Collateralize such Letter of Credit in accordance with Section 2.03(e)). If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the relevant Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the relevant Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(b), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.04(c) and request the issuance of additional Letters of Credit under this Section 2.01(b).
          (c) Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank agrees to make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding $10,000,000 (the “Swing Line Facility”) and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $250,000 or an integral multiple of $250,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(c), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).
          SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.03, each Borrowing (other than a Swing Line Borrowing) shall be made on notice, given not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or not later than 12:00 Noon (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be by telephone, confirmed immediately in writing, or telex or telecopier or e-mail, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 12:00 Noon (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances and 1:00 P.M. (New York City time) on the date of such Borrowing in the case of a Borrowing consisting of Base Rate Advances, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account; provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank or any Issuing Bank, as the case may be, and by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Swing Line Bank or such Issuing Bank, as the case may be, and such other Lenders for repayment of such Swing Line Advances and Letter of Credit Advances.
          (b) Each Swing Line Borrowing shall be made on notice, given not later than 12:00 Noon (New York City time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each such notice of a Swing Line Borrowing (a “Notice of Swing Line Borrowing”) shall be by telephone, confirmed immediately in writing or by telecopier or e-mail, in each case in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) maturity of such Borrowing (which maturity shall be no later than the earlier of (A) the fifteenth day after the requested date of such Borrowing and (B) the Termination Date). The Swing Line Bank shall, before 1:00 P.M. (New York City time) on the date of such Swing Line Borrowing, make the amount thereof available to the Administrative Agent at the

Administrative Agent’s Account, in same day funds. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower’s Account. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Lender, such other Lender’s Pro Rata Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent’s Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. The Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Pro Rata Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided that notice of such demand is given not later than 12:00 Noon (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Swing Line Bank to any other Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.
          (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Eurodollar Rate Advances for the initial Borrowing hereunder or for any Borrowing if the aggregate amount of such Borrowing is less than $1,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.07(d)(ii), 2.09 or 2.10 and (ii) there may not be more than six separate Interest Periods in effect hereunder at any time.
          (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (e) Unless the Administrative Agent shall have received notice from a Lender prior to (x) the date of any Borrowing consisting of Eurodollar Rate Advances or (y) 12:00 Noon (New York City time) on the date of any Borrowing consisting of Base Rate Advances that such Lender will not make available to the Administrative Agent such Lender’s ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Advance as part of such Borrowing for all purposes.
          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.
          SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 12:00 Noon (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to any Issuing Bank, which shall give to the Administrative Agent and each Lender prompt notice thereof by telex, telecopier or e mail or by means of the Approved Electronic Platform. Each such notice of issuance of a Letter of Credit (a “Notice of Issuance”) shall be by telephone, confirmed immediately in writing, telex, telecopier or e-mail, in each case specifying therein the requested (i) date of such issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit and (v) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a “Letter of Credit Agreement”). If the requested form of such Letter of Credit is acceptable to such Issuing Bank in its sole discretion, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 9.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Letter of Credit Reports. Each Issuing Bank shall furnish (i) to each Lender and the Borrower on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued by such Issuing Bank during the preceding month and drawings during such month under all Letters of Credit issued by such Issuing Bank and (ii) to the Administrative Agent and each Lender and the Borrower on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by such Issuing Bank.
          (c) Letter of Credit Participations; Drawing and Reimbursement.
     (i) Immediately upon the issuance by the Issuing Bank of any Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender (in its capacity under this Section 2.03(c), a “Participant”) shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit, to the extent of such Participant’s Pro Rata Share of the Available Amount of such Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Credit Commitments or the Lenders’ respective Pro Rata Shares pursuant to Section 9.07, it is hereby agreed that, with respect to all outstanding Letters of Credit and unpaid drawings relating thereto, there shall be an automatic adjustment to the participations pursuant to this Section 2.03(c) to reflect the new Pro Rata Shares of the assignor and assignee Lenders, as the case may be.
     (ii) In determining whether to pay under any Letter of Credit, the Issuing Bank shall not have any obligation with respect to the other Revolving Credit Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit issued by it shall not create for the Issuing Bank any resulting liability to the Borrower, any other Loan Party, any Revolving Credit Lender or any other Person unless such action is taken or omitted to be taken with gross negligence or willful misconduct on the part of the Issuing Bank (as determined by a court of competent jurisdiction in a final non-appealable judgment).
     (iii) The payment by any Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. In the event that the Issuing Bank makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 2.04(c), the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Participant’s Pro Rata Share of such unreimbursed payment in U.S. dollars and in same day funds. Upon such notification by the Administrative Agent to any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Administrative Agent for the account of the Issuing Bank its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank which made such Advance, provided that notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day, or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. If such Lender shall pay to the Administrative Agent such amount for the account of such Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by such Issuing Bank shall be reduced by such amount on such Business Day. If and to the extent that any Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of such Issuing Bank, as applicable.
     (iv) Whenever the Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (iii) above, the Issuing Bank shall pay to the Administrative Agent for the account of each such Participant that has paid its Pro Rata Share thereof, in same day funds, an amount equal to such Participant’s share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.
          (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.
          (e) Cash Collateral.
     (i) If the expiration date of any Letter of Credit would be later than 30 days before the Termination Date, then, any such Letter of Credit shall expressly provide, as a condition to the Issuing Bank’s issuance of such Letter of Credit, that Borrower shall be required, commencing on the date that is 30 days before the Termination Date and at all times thereafter, to Cash Collateralize such Letter of Credit by delivering to Administrative Agent Cash Collateral in an amount sufficient to cover all L/C Termination Date Exposure. Borrower shall comply with the terms and conditions of any such Letter of Credit requiring Cash Collateralization.
     (ii) All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at the Administrative Agent. The Borrower hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent and the Issuing

Bank, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.03(e). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable L/C Termination Date Exposure and other obligations secured thereby, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.
     (iii) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 2.03(e) in respect of Letters of Credit shall be held and applied to the satisfaction of the specific Available Amount of such Letters of Credit and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
     (iv) Cash Collateral (or the appropriate portion thereof) provided to reduce L/C Termination Date Exposure or other obligations shall be released promptly following (i) the elimination of the applicable L/C Termination Date Exposure or other obligations giving rise thereto or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, that the Person providing Cash Collateral and the Issuing Bank may agree that Cash Collateral shall not be released but instead held to support future anticipated L/C Termination Date Exposure or other obligations.
          SECTION 2.04. Repayment of Advances. (a) Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Revolving Credit Advances then outstanding.
          (b) Swing Line Advances. The Borrower shall repay to the Administrative Agent for the account of (i) the Swing Line Bank and (ii) each other Lender that has made a Swing Line Advance by purchase from the Swing Line Bank pursuant to Section 2.02(b), the outstanding principal amount of each Swing Line Advance made by each of them on the earlier of the maturity date specified in the applicable Notice of Swing Line Borrowing (which maturity shall be no later than the fifteenth day after the requested date of such Swing Line Borrowing) and the Termination Date.
          (c) Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of each Issuing Bank and each other Lender that has made a Letter of Credit Advance on the same day on which such Advance was made the outstanding principal amount of each Letter of Credit Advance made by each of them.
     (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit (and the obligations of each Lender to reimburse the Issuing Bank with respect thereto)

shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:
     (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the “L/C Related Documents”);
     (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;
     (C) the existence of any claim, set off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;
     (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
     (E) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;
     (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Guaranties or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or
     (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.
          SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part the unused portions of the Swing Line Facility, the Letter of Credit Facility and the Unused Revolving Credit Commitments; provided, however, that each partial reduction of a Facility (i) shall be in an aggregate amount of $1,000,000 (or, in the case of the Swing Line Facility, $250,000) or an integral multiple of $250,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.

          (b) Mandatory. (i) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.
     (ii) The Swing Line Facility shall be permanently reduced from time to time on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility exceeds the Revolving Credit Facility after giving effect to such reduction of the Revolving Credit Facility.
          SECTION 2.06. Prepayments. (a) Optional. The Borrower may, upon same day notice in the case of Base Rate Advances and two Business Days’ notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however, that (i) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $250,000 in excess thereof or, if less, the amount of the Advances outstanding and (ii) if any prepayment of a Eurodollar Rate Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section 9.04(c).
          (b) Mandatory. (i) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Revolving Credit Advances comprising part of the same Borrowings, the Swing Line Advances and the Letter of Credit Advances and, to the extent all Advances have been prepaid, make a deposit in the L/C Cash Collateral Account in an amount sufficient to cause (A) the Facility Exposure not to exceed the lesser of the Revolving Credit Facility and the Total Borrowing Base Value on such Business Day, (B) the Leverage Ratio not to exceed the applicable maximum Leverage Ratio set forth in Section 5.04(a)(i) on such Business Day, and (C) the Facility Exposure not to exceed the Total Borrowing Base Value as set forth in Section 5.04(b)(i) on such Business Day.
     (ii) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in the L/C Cash Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day. To the extent the funds on deposit in the L/C Cash Collateral Account shall at any time exceed the total amount required to be deposited therein pursuant to the terms of this Agreement, the Administrative Agent shall, promptly upon request by the Borrower and provided that no Default or Event of Default shall then have occurred or be continuing or would result therefrom, return such excess amount to the Borrower.
     (iii) Prepayments of the Revolving Credit Facility made pursuant to clause (i) above shall be first applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, second applied to prepay Swing Line Advances then outstanding until such Advances are paid in full, third applied to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowings until such Advances are paid in full and fourth deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable.
     (iv) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.
          SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:
     (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in respect of Base Rate Advances in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.
     (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in respect of Eurodollar Rate Advances in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.
          (b) Default Interest. Upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.
          (c) Notice of Interest Period and Interest Rate. Each continuation of a Eurodollar Rate Advance shall be made upon the Borrower’s irrevocable notice received by the

Administrative Agent, which may be given by telephone, including a specification of the duration of the Interest Period with respect thereto. Each such notice must be received by the Administrative Agent not later than 12:00 Noon (New York City time) three Business Days prior to the first day of the subsequent Interest Period for the continuation of such Eurodollar Rate Advance. Each telephonic notice by the Borrower pursuant to this Section 2.07(c) must be confirmed promptly by delivery to the Administrative Agent of a written notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a notice of Conversion pursuant to Section 2.09, a notice of continuation of a Eurodollar Rate Advance pursuant to this subsection (c) or a notice of selection of an Interest Period pursuant to the definition of “Interest Period”, the Administrative Agent shall give notice to the Borrower and each Lender of the applicable Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (a)(ii) above, and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under clause (a)(ii) above.
          (d) Interest Rate Determination. (i) The Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If the Reference Bank shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information obtained by the Administrative Agent in its sole reasonable discretion.
     (ii) If the Reuters Screen LIBOR01 Page (or a successor page) is unavailable and the Administrative Agent is unable to determine the Eurodollar Rate for any Eurodollar Rate Advances,
     (A) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,
     (B) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and
     (C) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.
          SECTION 2.08. Fees. (a) Unused Fee. The Borrower shall pay to the Administrative Agent for the account of the Lenders an unused commitment fee (the “Unused Fee”), from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance or the Accession Agreement, as the case may be, pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears quarterly on the last day of each March, June, September and December, commencing September 30, 2010, and on the Termination Date. The Unused Fee payable for the account of each Lender shall be calculated for each period for which the Unused Fee is payable on the average daily Unused Revolving Credit Commitment of such Lender during such period at the rate of 0.40% per annum.
          (b) Letter of Credit Fees, Etc. (i) The Borrower shall pay to the Administrative Agent for the account of each Lender a commission, payable in arrears, (a) quarterly on the last day of each March, June, September and December commencing September 30, 2010, (b) on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit, and (c) on the Termination Date, on such Lender’s Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time for the applicable period at the rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time.
     (ii) The Borrower shall pay to each Issuing Bank, for its own account, (A) a fronting fee for each Letter of Credit issued by such Issuing Bank in an amount equal to 0.125% of the Available Amount of such Letter of Credit on the date of issuance of such Letter of Credit, payable on such date and (B) such other commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree.
          (c) Other Fees. The Borrower shall pay to each of Agent and Arranger for its own account the fees, in the amounts and on the dates, set forth in the Fee Letter and such other fees as may from time to time be agreed between the Borrower and Agent or Arranger.
          (d) Extension Fee. The Borrower shall pay to the Administrative Agent on the Extension Date, for the account of each Lender, a Facility extension fee, in an amount equal to 0.50% of each Lender’s Revolving Credit Commitment then outstanding.
          SECTION 2.09. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c) and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower.

          (b) Mandatory. (a) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically Convert into Base Rate Advances.
     (i) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.
     (ii) Upon the occurrence and during the continuance of any Event of Default, (y) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (z) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.
          SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding, for purposes of this Section 2.10, any such increased costs resulting from (y) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (z) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that a Lender Party claiming additional amounts under this Section 2.10(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.
          (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party’s commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.
          (c) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.
          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.
          SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.13), not later than 12:00 Noon (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent’s Account in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent shall promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, commitment fees or any other

Obligation then payable hereunder and under the Notes to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and (ii) if such payment by the Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Acceding Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.17 and upon the Administrative Agent’s receipt of such Lender’s Accession Agreement and recording of information contained therein in the Register, from and after the applicable Increase Date, the Administrative Agent shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to such Acceding Lender. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.
          (b) The Borrower hereby authorizes each Lender Party and each of its Affiliates, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower’s accounts with such Lender Party any amount so due.
          (c) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate and of fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.
          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.
          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.
          (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Agents and the Lender Parties under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Agents and the Lender Parties in the following order of priority:
     (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agents (solely in their respective capacities as Agents) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agents on such date;
     (ii) second, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Issuing Banks (solely in their respective capacities as such) under or in respect of this Agreement and the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Issuing Banks on such date;
     (iii) third, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lenders under Section 9.04, Section 21 of the Security Agreement and any similar section of any of the other Loan Documents on such date, ratably based upon the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lenders on such date;
     (iv) fourth, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lender Parties under Sections 2.10 and 2.12 on such date, ratably based upon the respective aggregate amounts thereof owing to the Administrative Agent and the Lender Parties on such date;
     (v) fifth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08(a), (b)(i) and (e) on such date, ratably based upon the respective aggregate Commitments of the Lenders under the Facilities on such date;
     (vi) sixth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(b) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;
     (vii) seventh, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(a) on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;
     (viii) eighth, to the payment of any other accrued and unpaid interest comprising Obligations that is due and payable to the Administrative Agent and the Lender Parties on such date, ratably based upon the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;
     (ix) ninth, to the payment of the principal amount of all of the outstanding Advances that are due and payable to the Administrative Agent and the Lender Parties on such date, ratably based upon the respective aggregate amounts of all such principal and reimbursement obligations owing to the Administrative Agent and the Lender Parties on such date, and to deposit into the L/C Cash Collateral Account any contingent reimbursement obligations in respect of outstanding Letters of Credit to the extent required by Section 6.02; and
     (x) tenth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date.
          SECTION 2.12. Taxes. (a) Any and all payments by any Loan Party to or for the account of any Lender Party or any Agent hereunder or under any other Loan Document shall be made, in accordance with Section 2.11 or the applicable provisions of such other Loan Document, if any, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party’s Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under any other Loan Document being hereinafter referred to as “Taxes”). If any Loan Party shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Lender Party or any Agent, and unless such requirement arises from the failure of a Lender to furnish the documentation described in Section 2.12(e), (i) the sum payable by such Loan Party shall be increased as may be necessary so that after such Loan Party and any Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make all such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Loan Party shall pay any present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies that arise from any payment made by such Loan Party hereunder or under any other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, or the other Loan Documents (hereinafter referred to as “Other Taxes”).
          (c) The Loan Parties shall indemnify each Lender Party and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed or asserted by any jurisdiction on amounts payable by the Loan Parties under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor.
          (d) Within 30 days after the date of any payment of Taxes, the appropriate Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment, to the extent such receipt is issued therefor, or other evidence of payment thereof reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the other Loan Documents by or on behalf of a Loan Party through an account or branch outside the United States or by or on behalf of a Loan Party by a payor that is not a United States person, if such Loan Party determines that no Taxes are payable in respect thereof, such Loan Party shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of subsections (d) and (e) of this Section 2.12, the terms “United States” and “United States person” shall have the meanings specified in Section 7701 of the Internal Revenue Code.
          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender Party, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as reasonably requested in writing by the Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service Forms W-8BEN or W-8EC1, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or any other Loan Document. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN or W-8EC1, that the applicable Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information. Upon the request of the Borrower, any Lender that is a United States person and is not an exempt recipient for U.S. backup withholding purposes shall deliver to the Borrower two copies of Internal Revenue Service form W-9 (or any successor form).
          (f) For any period with respect to which a Lender Party has failed to provide the Borrower with the appropriate form or other document described in subsection (e) above (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form or other document originally was required to be provided or if such form or other document otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form or other document required hereunder, the Loan Parties shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.
          (g) Any Lender Party claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.
          (h) In the event that an additional payment is made under Section 2.12(a) or (c) for the account of any Lender Party and such Lender Party, in its sole discretion, determines that it has finally and irrevocably received or been granted a credit against or release or remission for, or repayment of, any tax paid or payable by it in respect of or calculated with reference to the deduction or withholding giving rise to such payment, such Lender Party shall, to the extent that it determines that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to the applicable Loan Party such amount as such Lender Party shall, in its sole discretion, have determined to be attributable to such deduction or withholding and which will leave such Lender Party (after such payment) in no worse position than it would have been in if the applicable Loan Party had not been required to make such deduction or withholding. Nothing herein contained shall interfere with the right of a Lender Party to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender Party to claim any tax credit or to disclose any information relating to its affairs or any computations in respect thereof, and no Loan Party shall be entitled to review the tax records of any Lender Party or the Administrative Agent, or require any Lender Party to do anything that would prejudice its ability to benefit from any other credits, reliefs, remissions or repayments to which it may be entitled.
          SECTION 2.13. Sharing of Payments, Etc. Subject to the provisions of Section 2.11(f), if any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise, other than as a result of an assignment pursuant to Section 9.07) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party’s ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party’s ratable share (according to the proportion of (i) the amount of such other Lender Party’s required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.
          SECTION 2.14. Use of Proceeds. The proceeds of the Advances and issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such proceeds and Letters of Credit) solely for (i) general corporate purposes of the Borrower and its Subsidiaries, (ii) the development of new, and the renovation and expansion of existing, Campus Housing Assets and the acquisition of such other assets and the making of such other Investments as are permitted by this Agreement, (iii) the acquisition of land and/or improvements for the sole purpose of converting such properties into Campus Housing Assets, (iv) the repayment in full (or refinancing) of existing mortgage loans affecting Borrowing Base Assets, (v) the payment of fees and expenses related to the Facilities and the other transactions contemplated by the Loan Documents and (vi) the payment of fees and expenses related to the IPO and the Formation Transactions.
          SECTION 2.15. Evidence of Debt. (a) Each Lender Party shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender Party resulting from each Advance owing to such Lender Party from time to time, including the amounts of principal and interest payable and paid to such Lender Party from time to time hereunder. The Borrower agrees that upon notice by any Lender Party to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender Party to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender Party, the Borrower shall promptly execute and deliver to such Lender Party, with a copy to the Administrative Agent, a Note, in substantially the form of Exhibit A hereto, payable to the order of such Lender Party in a principal amount equal to the Revolving Credit Commitment of such Lender Party. All references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued hereunder. To the extent no Note has been issued to a Lender Party, this Agreement shall be deemed to comprise conclusive evidence for all purposes of the indebtedness resulting from the Advances and extensions of credit hereunder.
          (b) The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender Party, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender Party hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender Party’s share thereof.
          (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender Party in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender Party and, in the case of such account or accounts, such Lender Party, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender Party to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.
          SECTION 2.16. Extension of Termination Date. At least 30 days but not more than 60 days prior to the Termination Date, the Borrower, by written notice to the Administrative Agent, may request, with respect to the Commitments then outstanding, a single one-year extension of the Termination Date. The Administrative Agent shall promptly notify each Lender of such request and the Termination Date in effect at such time shall, effective as at the Termination Date (the “Extension Date”), be extended for an additional one year period, provided that (i) the Administrative Agent shall have received not later than 30 days prior to the

Termination Date a new Appraisal of each Borrowing Base Asset, (ii) the Borrower shall have paid the Extension Fees as described in Section 2.08(d) and (iii) on the Extension Date the following statements shall be true and the Administrative Agent shall have received for the account of each Lender Party a certificate signed by a Responsible Officer of the Borrower, dated the Extension Date, stating that: (a) the representations and warranties contained in Section 4.01 are true and correct in all material respects on and as of the Extension Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing or would result from such extension. In the event that an extension is effected pursuant to this Section 2.16 (but subject to the provisions of Sections 2.05, 2.06 and 6.01), the aggregate principal amount of all Advances shall be repaid in full ratably to the Lenders on the Termination Date as so extended. As of the Extension Date, any and all references in this Agreement, the Notes, if any, or any of the other Loan Documents to the “Termination Date” shall refer to the Termination Date as so extended.
          SECTION 2.17. Increase in the Aggregate Commitments. (a) The Borrower may, at any time (but no more than twice in any consecutive 12-month period), by written notice to the Administrative Agent, request an increase in the aggregate amount of the Revolving Credit Commitments by not less than $5,000,000 (each such proposed increase, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments at any time exceed $200,000,000 and (ii) on the date of any request by the Borrower for a Commitment Increase and on the related Increase Date, the applicable conditions set forth in Article III shall be satisfied.
          (b) The Administrative Agent shall promptly notify the Lenders of each request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall, in its sole discretion, give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment (the “Proposed Increased Commitment”). If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated to each Lender willing to participate therein in an amount equal to the Commitment Increase multiplied by the ratio of each Lender’s Proposed Increased Commitment to the aggregate amount of Proposed Increased Commitments.
          (c) Promptly following each Commitment Date, the Administrative Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of not less than $10,000,000.
          (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.17(c) (an “Acceding Lender”) shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by the amount of its Proposed Increased Commitment (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.17(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received at or before 12:00 Noon (New York City time) on such Increase Date the following, each dated such date:
     (i) an accession agreement from each Acceding Lender, if any, in form and substance satisfactory to the Borrower and the Administrative Agent (each, an “Accession Agreement”), duly executed by such Acceding Lender, the Administrative Agent and the Borrower;
     (ii) confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Administrative Agent, together with an amended Schedule I hereto as may be necessary for such Schedule I to be accurate and complete, certified as correct and complete by a Responsible Officer of the Borrower; and
     (iii) such certificates or other information as may be required pursuant to Section 3.02.
On each Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.17(d), the Administrative Agent shall notify the Lenders (including, without limitation, each Acceding Lender) and the Borrower, at or before 1:00 P.M. (New York City time), by telecopier or telex, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Acceding Lender on such date.
          (e) On the Increase Date, to the extent the Advances then outstanding and owed to any Lender immediately prior to the effectiveness of the Commitment Increase shall be less than such Lender’s Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase) of all Advances then outstanding and owed to all Lenders (each such Lender, including any Acceding Lender, a “Purchasing Lender”), then such Purchasing Lender, without executing an Assignment and Acceptance, shall be deemed to have purchased an assignment of a pro rata portion of the Advances then outstanding and owed to each Lender that is not a Purchasing Lender (a “Selling Lender”) in an amount sufficient such that following the effectiveness of all such assignments the Advances outstanding and owed to each Lender shall equal such Lender’s Pro Rata Share (calculated immediately following the effectiveness of the Commitment Increase on the Increase Date) of all Advances then outstanding and owed to all Lenders. The Administrative Agent shall calculate the net amount to be paid by each Purchasing Lender and received by each Selling Lender in connection with the assignments effected hereunder on the Increase Date. Each Purchasing Lender shall make the amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Increase Date. The Administrative Agent shall distribute on the Increase Date the proceeds of such amount to each of the Selling Lenders entitled to receive such payments at its Applicable Lending Office. If in connection with the transactions described in this Section 2.17 any Lender shall incur any losses, costs or expenses of the type described in Section 9.04(c), then the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for such losses, costs or expenses incurred in connection therewith.
ARTICLE III
CONDITIONS OF LENDING AND ISSUANCES OF LETTERS OF CREDIT
          SECTION 3.01. Conditions Precedent to the Effectiveness of this Agreement. The obligation of the Administrative Agent and each Lender Party to execute and deliver this Agreement and the effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent before or concurrently with the Closing Date:
     (a) The Administrative Agent shall have received on or before the Closing Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes, as to which one original of each shall be sufficient) in sufficient copies for each Lender Party:
     (i) A Note duly executed by the Borrower and payable to the order of each Lender.
     (ii) A security agreement in substantially the form of Exhibit F hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 5.01(j), in each case as amended, the “Security Agreement”), duly executed by each Loan Party that owns Borrowing Base Assets, together with:
     (A) copies of proper financing statements, to be duly filed under the Uniform Commercial Code of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Collateral Documents, covering the Collateral described therein,
     (B) completed requests for information dated a recent date, including UCC, judgment, tax, litigation and bankruptcy searches with respect to each applicable Loan Party, and, in the case of UCC searches, listing all effective financing statements filed in the jurisdictions referred to in clause (A) above and in such other jurisdictions specified by the Administrative Agent that name any Loan Party as debtor, together with copies of such financing statements,

     (C) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Collateral Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby,
     (D) certified copies of the Assigned Agreements referred to in the Security Agreement (which shall include, without limitation, the Management Agreement and all amendments thereto with respect to each Borrowing Base Asset), together with a consent to such assignment, in substantially the form of Exhibit C to the Security Agreement or otherwise in form and substance satisfactory to the Administrative Agent, duly executed by each party to such Assigned Agreements other than the Loan Parties;
     (E) a Manager’s Subordination executed and delivered by the manager of each Borrowing Base Asset,
     (F) a Hazardous Indemnity Agreement,
     (G) a Pledge Agreement, together with certificated Equity Interests in each Subsidiary that owns or leases a Borrowing Base Asset and stock powers and membership interest powers (as the case may be) with respect thereto executed in blank, all in form and substance acceptable to the Administrative Agent, and
     (H) evidence that all other action that the Collateral Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken (including, without limitation, receipt of duly executed payoff letters, UCC termination statements and landlords’ and bailees’ waiver and consent agreements).
     (iii) Deeds of trust, trust deeds and mortgages in substantially the form of Exhibit G hereto (together with each other deed of trust, trust deed and mortgage delivered pursuant to Section 5.01(j), in each case as amended, the “Mortgages”) and assignments of leases and rents in substantially the form of Exhibit H hereto (together with each other assignment of leases and rents delivered pursuant to Section 5.01(j), in each case as amended, the “Assignments of Leases”) (in each case with such changes as may be required to account for local law matters and otherwise satisfactory in form and substance to the Collateral Agent) covering all Borrowing Base Assets, duly executed by the appropriate Loan Party, together with:
     (A) evidence that counterparts of the Mortgages and Assignments of Leases have been duly executed, acknowledged and delivered on or before the day of the Initial Extension of Credit and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the collateral described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all required affidavits, tax forms and filings pertaining to any applicable documentary stamp, intangible and mortgage recordation taxes have been executed and delivered by all appropriate parties and are in form suitable for filing with all applicable governmental authorities,
     (B) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (the “Mortgage Policies”) in form and substance, with endorsements (including zoning endorsements where available at reasonable cost) and in amount acceptable to the Collateral Agent, issued, and coinsured and reinsured (if required), by title insurers acceptable to the Collateral Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics’ and materialmen’s Liens), and such coinsurance and direct access reinsurance (if required), as the Collateral Agent may deem necessary or desirable,
     (C) American Land Title Association/American Congress on Surveying and Mapping form surveys for which all necessary fees have been paid, dated no more than 45 days before the date of their delivery to the Collateral Agent, certified to the Administrative Agent, the Collateral Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Collateral Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Collateral Agent,
     (D) engineering, soils, seismic, environmental and other similar reports as to the Borrowing Base Assets as may be reasonably required by the Collateral Agent, in form and substance and from professional firms acceptable to the Administrative Agent, together with a letter from each preparer thereof entitling the Administrative Agent and its successors and assigns to rely upon such reports,
     (E) estoppel and consent agreements, in form and substance satisfactory to the Administrative Agent, executed by each of the lessors of any Borrowing Base Assets subject to a Qualifying Ground Lease, along with (1) a memorandum of lease in recordable form (if not previously recorded) with respect to such leasehold interest, executed and acknowledged by the owner of the affected Borrowing Base Asset, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or memorandum thereof has been recorded in all places necessary or desirable, in the Administrative Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Administrative Agent,
     (F) an Appraisal of each Borrowing Base Asset described in the Mortgages,
     (G) copies of all material licenses, permits and approvals for each Borrowing Base Asset, including, without limitation, a certificate of occupancy,
     (H) a zoning report for each Borrowing Base Asset issued by Planning and Zoning Resources Corp. or another professional firm acceptable to the Administrative Agent, together with a letter from each preparer thereof entitling the Administrative Agent and its successors and assigns to rely upon such reports,
     (I) certified copies of each Management Agreement, and all amendments thereto, entered into with respect to each of the Borrowing Base Assets,
     (J) certified copies of all Material Contracts relating to each of the Borrowing Base Assets,
     (K) copies of all Liens on each of the Borrowing Base Assets, including, without limitation, any reciprocal easement agreements, easements and other items of record,
     (L) if requested by the Administrative Agent, estoppel certificates from the counterparties to any reciprocal easement agreements affecting any Borrowing Base Asset,
     (M) estoppel certificates and subordination, non-disturbance and attornment agreements from retail tenants at each of the Borrowing Base Assets where the annual rent under the applicable Tenancy Lease exceeds $30,000 per annum,

     (N) a flood zone determination of each Borrowing Base Asset, and
     (O) such other consents, agreements and confirmations of lessors and third parties as the Administrative Agent may deem necessary or desirable and evidence that all other action that the Collateral Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.
     (iv) This Agreement, duly executed by the Loan Parties and the other parties thereto.
     (v) Certified copies of the resolutions of the Board of Directors of the Parent Guarantor on its behalf and on behalf of each Loan Party for which it is the ultimate signatory approving the transactions contemplated by the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the transactions under the Loan Documents and each Loan Document to which it or such Loan Party is or is to be a party.
     (vi) A copy of a certificate of the Secretary of State (or equivalent authority) of the jurisdiction of incorporation, organization or formation of each Loan Party and of each general partner, manager or managing member (if any) of each Loan Party, dated reasonably near the Closing Date, certifying, if and to the extent such certification is generally available for entities of the type of such Loan Party, (A) as to a true and correct copy of the charter, certificate of limited partnership, limited liability company agreement or other organizational document of such Loan Party, general partner, manager or managing member, as the case may be, and each amendment thereto on file in such Secretary’s office, (B) that (1) such amendments are the only amendments to the charter, certificate of limited partnership, limited liability company agreement or other organizational document, as applicable, of such Loan Party, general partner, manager or managing member, as the case may be, on file in such Secretary’s office, (2) such Loan Party, general partner, manager or managing member, as the case may be, has paid all franchise taxes to the date of such certificate and (C) such Loan Party, general partner, manager or managing member, as the case may be, is duly incorporated, organized or formed and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation, organization or formation.
     (vii) A copy of a certificate of the Secretary of State (or equivalent authority) of each jurisdiction in which any Loan Party or any general partner, manager or managing member of a Loan Party owns or leases property or in which the conduct of its business requires it to qualify or be licensed as a foreign corporation except where the failure to so qualify or be licensed could not reasonably be expected to result in a Material Adverse Effect, dated reasonably near (but prior to) the Closing Date, stating, with respect to each such Loan Party, general partner, manager or managing member, that such Loan Party, general partner, manager or managing member, as the case may be, is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company in such State and has filed all annual reports required to be filed to the date of such certificate.
     (viii) A certificate of each Loan Party and of each general partner, manager or managing member (if any) of each Loan Party, signed on behalf of such Loan Party, general partner, manager or managing member, as applicable, by its President or a Vice President and its Secretary or any Assistant Secretary (or those of its general partner or managing member, if applicable), dated the Closing Date (the statements made in which certificate shall be true on and as of the Closing Date), certifying as to (A) the absence of any amendments to the constitutive documents of such Loan Party, general partner, manager or managing member, as applicable, since the date of the certificate referred to in Section 3.01(a)(vi), (B) a true and correct copy of the bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner, manager or managing member, as applicable, as in effect on the date on which the resolutions referred to in Section 3.01(a)(v) were adopted and on the Closing Date, (C) the due incorporation, organization or formation and good standing or valid existence of such Loan Party, general partner, manager or managing member, as applicable, as a corporation, limited liability company or partnership organized under the laws of the jurisdiction of its incorporation, organization or formation and the absence of any proceeding for the dissolution or liquidation of such Loan Party, general partner, manager or managing member, as applicable, (D) the truth of the representations and warranties contained in the Loan Documents and (E) the absence of any event occurring and continuing, or resulting from the closing hereunder or the Advance made on the Closing Date, that constitutes a Default.
     (ix) A certificate of the Secretary or an Assistant Secretary of each Loan Party (or Responsible Officer of the general partner, manager or managing member of any Loan Party) and of each general partner, manager or managing member (if any) of each Loan Party certifying the names and true signatures of the officers of such Loan Party, or of the general partner, manager or managing member of such Loan Party, authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.
     (x) Such financial, business and other information regarding each Loan Party and its Subsidiaries as the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, historical operating statements (if any), audited annual financial statements for the year ending December 31, 2009, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender Parties’ due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the Closing Date) and financial projections for the Parent Guarantor’s consolidated operations.
     (xi) Evidence of insurance (which may consist of binders or certificates of insurance) naming the Administrative Agent as loss payee and/or additional insured, as applicable, with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Lender Parties, including, without limitation, the insurance required by the terms of the Security Agreement and the Mortgages.
     (xii) An opinion of Greenberg Traurig LLP, New York counsel for the Loan Parties, with respect to the matters (and in substantially the form) set forth in Exhibit E-1 hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.
     (xiii) An opinion of Bradley Arant Boult Cummings LLP, Delaware counsel for the Loan Parties, with respect to the matters (and in substantially the form) set forth in Exhibit E-2 hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.
     (xiv) An opinion of Saul Ewing LLP, Maryland counsel for the Loan Parties, with respect to the matters (and in substantially the form) set forth in Exhibit E-3 hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.
     (xv) An opinion of local counsel for the Loan Parties (A) in the states in which the Borrowing Base Assets are located, in substantially the form of Exhibit E-4 hereto, and (B) in the states in which the Loan Parties are organized or formed, in substantially the form of Exhibit E-4 hereto, in each case covering such other matters as any Lender Party through the Administrative Agent may reasonably request.
     (xvi) An opinion of Sidley Austin llp, counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent.
     (xvii) A Notice of Borrowing or Notice of Issuance, as applicable, relating to the Initial Extension of Credit.
     (xviii) A certificate signed by a Responsible Officer of the Borrower, dated the Closing Date, stating that after giving effect to the Initial Extension of Credit and the Formation Transactions, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04 on a proforma basis as of the most recent fiscal quarter end, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants.
     (b) The Lender Parties shall be satisfied with the corporate and legal structure and capitalization of each Loan Party and its Subsidiaries, including the terms and conditions of the charter and bylaws, operating agreement, partnership agreement or other governing document of each of them.
     (c) The Lender Parties shall be satisfied that all Existing Debt, other than Surviving Debt, has been (or will be at the time of the Initial Extension of Credit) prepaid, redeemed or defeased in full or otherwise satisfied and extinguished and that all Surviving Debt shall be on terms and conditions satisfactory to the Lender Parties.
     (d) (i) The Administrative Agent shall have determined that the Formation Transactions and the IPO shall have been, substantially concurrently with the execution of this Agreement, consummated in accordance with the Registration Statement, (ii) the Parent Guarantor shall have received gross cash proceeds from the IPO in an amount not less than $300,000,000, and (iii) the common shares of the Parent Guarantor shall have been listed on the New York Stock Exchange.
     (e) Before and after giving effect to the transactions contemplated by the Loan Documents, there shall have occurred no material adverse change in the business, condition (financial or otherwise), results of operations or prospects of the Loan Parties or any of the Borrowing Base Assets included in the Collateral on the Closing Date since December 31, 2009.
     (f) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to result in a Material Adverse Effect other than the matters described on Schedule 4.01(f) hereto (the “Material Litigation”) or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby, and there shall have been no adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries, of the Material Litigation from that described on Schedule 4.01(f) hereto.
     (g) All governmental and third party consents and approvals necessary in connection with the transactions contemplated by the Loan Documents shall have been obtained (without the imposition of any conditions that are not acceptable to the Lender Parties) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated by the Loan Documents.
     (h) The Borrower shall have entered into the Hedge Agreements required under Section 5.01(o) to the extent any are required by such Section, and shall have provided satisfactory evidence of the same to the Administrative Agent.

     (i) The Borrower shall have paid all accrued fees of the Agents and the Lender Parties required under this Agreement and all reasonable, out-of-pocket expenses of the Agents (including the reasonable fees and expenses of counsel to the Administrative Agent).
          SECTION 3.02. Conditions Precedent to Each Borrowing, Issuance, Renewal, Extension and Increase. The obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing) and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit, the extension of Commitments pursuant to Section 2.16 and the right of the Borrower to request a Swing Line Borrowing or a Commitment Increase shall be subject to the satisfaction of the conditions set forth in Section 3.01 (to the extent not previously satisfied pursuant to that Section) and such further conditions precedent that on the date of such Borrowing, issuance, renewal, extension or increase (a) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender, the Swing Line Bank or such Issuing Bank (w) a Notice of Borrowing or Notice of Issuance, as applicable, and a Borrowing Base Certificate, in each case dated the date of such Borrowing, issuance, renewal, extension or increase and, in the case of the Borrowing Base Certificate, demonstrating that the Facility Exposure that will be outstanding after giving effect to such Advance, issuance or renewal, respectively, will not exceed the lesser of (i) the Total Borrowing Base Value as of such date and (ii) the amount that would have a Borrowing Base Debt Service Coverage Ratio of not less than 1.50:1.00 (in each case calculated on a pro forma basis after giving effect to such Borrowing or issuance), (x) all Collateral Deliverables and all items described in the definition of “BBA Proposal Package” herein (to the extent not previously delivered with respect to each Borrowing Base Asset pursuant to Section 5.01(k) or this Section 3.02), (y) in the case of an addition of any Person as an Additional Guarantor, all Guarantor Deliverables (to the extent not previously delivered pursuant to Section 5.01(k) or this Section 3.02), and (z) a certificate signed by a Responsible Officer of the Borrower, dated the date of such Borrowing, issuance, renewal, extension or increase, stating that:
     (i) the representations and warranties contained in each Loan Document are true and correct in all material respects on and as of such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), before and after giving effect to (A) such Borrowing, issuance, renewal, extension or increase, and (B) in the case of any Borrowing or issuance or renewal, the application of the proceeds therefrom, as though made on and as of such date;
     (ii) no Default or Event of Default has occurred and is continuing, or would result from (A) such Borrowing, issuance, renewal, extension or increase or (B) in the case of any Borrowing or issuance or renewal, from the application of the proceeds therefrom; and
     (iii) for each Revolving Credit Advance, or Swing Line Advance made by the Swing Line Bank or issuance or renewal of any Letter of Credit, (A) the Facility

Exposure that will be outstanding after giving effect to such Advance, issuance or renewal, respectively, will not exceed the lesser of (i) the Total Borrowing Base Value as of such date and (ii) the amount that would have a Borrowing Base Debt Service Coverage Ratio of not less than 1.50:1.00 and (B) before and after giving effect to such Advance, issuance or renewal, the Parent Guarantor shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants;
and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request.
          SECTION 3.03. Determinations Under Section 3.01 and 3.02. For purposes of determining compliance with the conditions specified in Sections 3.01 and 3.02, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit, Borrowing, issuance, renewal, extension or increase, as applicable, specifying its objection thereto and, if the requested action consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party’s ratable portion of such Borrowing.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          SECTION 4.01. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants as follows:
     (a) Organization and Powers; Qualifications and Good Standing. Each Loan Party and each of its Subsidiaries and each general partner, manager or managing member, if any, of each Loan Party (i) is a corporation, limited liability company or partnership duly incorporated, organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, (ii) is duly qualified and in good standing as a foreign corporation, limited liability company or partnership in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not reasonably be expected to result in a Material Adverse Effect and (iii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable. The Parent Guarantor directly or indirectly owns all of the general partnership interests in the Borrower. All Equity Interests in the Borrower that are directly or indirectly owned by the Parent Guarantor are owned free and clear of all Liens. The Parent Guarantor is organized in conformity with the requirements for qualification as a REIT under the

Internal Revenue Code, and its proposed method of operation enables it to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code.
     (b) Subsidiaries. Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, organization or formation, the number of shares (or the equivalent thereof) of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity Interests owned (directly or indirectly) by such Loan Party and the number of shares (or the equivalent thereof) covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding Equity Interests in each Loan Party’s Subsidiaries has been validly issued, are fully paid and non-assessable and to the extent owned by such Loan Party or one or more of its Subsidiaries, are owned by such Loan Party or Subsidiaries free and clear of all Liens (except as created by the Loan Documents).
     (c) Due Authorization; No Conflict. The execution and delivery by each Loan Party and each general partner, manager or managing member (if any) of each Loan Party of each Loan Document to which it is or is to be a party, and the performance of its obligations thereunder, and the consummation of the IPO, the Formation Transactions and the other transactions contemplated by the Loan Documents, are within the corporate, limited liability company or partnership powers of such Loan Party, general partner, manager or managing member, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene the charter or bylaws, operating agreement, partnership agreement or other governing document of such Loan Party, general partner, manager or managing member, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment (except for payments that will be made at the time of consummation of the IPO and the Formation Transactions) to be made under, any Material Contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, or any general partner, manager or managing member of any Loan Party or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to result in a Material Adverse Effect.
     (d) Authorizations and Consents. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party or any general partner, manager or managing member of any Loan Party of any Loan Document to which it is or is to be a party or for the consummation of the IPO, the Formation Transactions or the other transactions contemplated by the Loan Documents, (ii) the grant by any Loan Party (or the general partner or managing member of such Loan Party) of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any Agent, the Collateral Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except, in each case, for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.
     (e) Binding Obligation. This Agreement has been, and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party and general partner, manager or managing member (if any) of each Loan Party party thereto. This Agreement is, and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party and general partner, manager or managing member (if any) of each Loan Party party thereto, enforceable against such Loan Party, general partner, manager or managing member, as the case may be, in accordance with its terms.
     (f) Litigation. There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries or any general partner, manager or managing member (if any) of any Loan Party, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could reasonably be expected to result in a Material Adverse Effect (other than the Material Litigation) or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the IPO, the Formation Transactions or the other transactions contemplated by the Loan Documents, and there has been no adverse change in the status, or financial effect on any Loan Party or any of its Subsidiaries or any general partner, manager or managing member (if any) of any Loan Party, of the Material Litigation from that described on Schedule 4.01(f) hereto.
     (g) Financial Condition. The Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of December 31, 2009 and the related Consolidated statements of income and Consolidated statements of cash flows of the Parent Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by unqualified opinions of KPMG LLP, independent public accountants and the Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as at June 30, 2010, and the related Consolidated statements of income and Consolidated statements of cash flows of the Parent Guarantor and its Subsidiaries for the six (6) months then ended, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of such balance sheets as at June 30, 2010, and such statements of income and cash flows for the six (6) months then ended, to year end audit adjustments, the Consolidated financial condition of the Parent Guarantor and its Subsidiaries as at such dates and the Consolidated results of operations of the Parent Guarantor and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since December 31, 2009, there has been

(i) with respect to the period prior to the Closing Date, no material adverse change in the business, condition (financial or otherwise), results of operations or prospects of the Parent Guarantor and its Subsidiaries or any of the Borrowing Base Assets included in the Collateral on the Closing Date, and (ii) with respect to any period after the Closing Date, no Material Adverse Change.
     (h) Forecasts. The Consolidated forecasted balance sheets, statements of income and statements of cash flows of the Parent Guarantor and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(a)(x) and 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent Guarantor’s best estimate of its future financial performance.
     (i) Full Disclosure. No information, exhibit or report furnished by or on behalf of any Loan Party to any Agent or any Lender Party in connection with the negotiation and syndication of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading. The Loan Parties have disclosed to the Administrative Agent, in writing, any and all existing facts known to the Loan Parties that have or may have (to the extent any of the Loan Parties can now reasonably foresee) a Material Adverse Effect.
     (j) Margin Regulations. No Loan Party owns any Margin Stock or is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.
     (k) Certain Governmental Regulations. Neither any Loan Party nor any of its Subsidiaries nor any general partner, manager or managing member of any Loan Party, as applicable, is an “investment company”, or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries and each general partner, manager or managing member of any Loan Party, as applicable: (i) is primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (ii) is not engaged in, does not propose to engage in and does not hold itself out as being engaged in the business of (A) investing, reinvesting, owning, holding or trading in securities or (B) issuing face-amount certificates of the installment type; (iii) does not own or propose to acquire investment securities (as defined in the Investment Company Act of 1940, as amended) having a value exceeding forty percent (40%) of the value of such company’s total assets (exclusive of government securities and cash items) on an unconsolidated basis; (iv) has not in the past been engaged in the business of issuing face-amount certificates of the installment type; and (v) does not have any outstanding face-amount certificates of the installment type. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated by the Loan Documents, will violate any provision of any such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.
     (l) Materially Adverse Agreements. Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate, partnership, membership or other governing restriction that could reasonably be expected to result in a Material Adverse Effect.
     (m) Perfection and Priority of Security Interests. All filings and other actions necessary to perfect and protect the security interest in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Administrative Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral (subject only to the Permitted Liens), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for Permitted Liens.
     (n) Existing Debt. Set forth on Schedule 4.01(n) hereto is a complete and accurate list of all Existing Debt (other than Surviving Debt), showing as of the date hereof the obligor and the principal amount outstanding thereunder immediately prior to the Closing Date.
     (o) Surviving Debt. Set forth on Schedule 4.01(o) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the obligor and the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.
     (p) Liens. Set forth on Schedule 4.01(p) hereto is a complete and accurate list of (i) all Liens on the property or assets of any Loan Party or any of its Subsidiaries that directly or indirectly own any Borrowing Base Asset (other than Permitted Liens), and (ii) all Liens on the property or assets of any Loan Party or any of its Subsidiaries securing Debt for Borrowed Money (other than Permitted Liens); in each case showing as of the date hereof the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto.
     (q) Real Property; Tenancy Leases. (i) Set forth on Part I of Schedule 4.01(q) hereto is a complete and accurate list of all Real Property owned in fee or as a leasehold estate by any Loan Party or any of its Subsidiaries, showing as of the date hereof, and as of each other date such Schedule 4.01(q) is required to be supplemented hereunder, the street address, state, record owner and book value thereof. Each such Loan Party or

Subsidiary has good, marketable and insurable fee simple or leasehold title to such Real Property, free and clear of all Liens, other than Permitted Liens.
     (ii) The Borrower has delivered to the Administrative Agent a true, correct and complete copy of the current form of residential Tenancy Lease for each Borrowing Base Asset, and true, correct and complete copies of any non-residential Tenancy Leases and any amendments thereto relating to each Borrowing Base Asset as of the date hereof. An accurate and complete rent roll as of the date of inclusion of each Borrowing Base Asset in the Collateral with respect to all Tenancy Leases of any portion of the Borrowing Base Asset has been provided to the Administrative Agent. The Tenancy Leases described in the preceding sentence constitute as of the date thereof the sole agreements relating to leasing or licensing of space at such Borrowing Base Asset and in the buildings relating thereto. No tenant under any Tenancy Lease is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Tenancy Leases or as disclosed to the Administrative Agent in writing by the Borrower. The Tenancy Leases reflected on the rent rolls delivered to the Administrative Agent are, as of the date of inclusion of the applicable Borrowing Base Asset in the Collateral, in full force and effect in accordance with their respective terms. There is no payment default or any other material default under such Tenancy Leases, nor, to Borrower’s knowledge, are there any defenses, counterclaims or offsets available to any tenant thereunder which in either case is reasonably likely to have a Material Adverse Effect. No property other than the Borrowing Base Asset which is the subject of the applicable Tenancy Lease (and any adjacent property burdened by insurable, permanent easements which may benefit the Borrowing Base Asset and are in full force and effect) is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Tenancy Lease.
     (iii) Each Borrowing Base Asset is operated and managed by an Approved Manager pursuant to a Management Agreement listed on Part II of Schedule 4.01(q).
     (iv) Each Borrowing Base Asset satisfies all Borrowing Base Conditions.
     (r) Environmental Matters. (i) Except as otherwise set forth on Part I of Schedule 4.01(r) hereto, the operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past material non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing material obligations or costs, and, to the knowledge of each Loan Party and its Subsidiaries, no circumstances exist that could be reasonably likely to (A) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (B) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

     (ii) Except as otherwise set forth on Part II of Schedule 4.01(r) hereto, none of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or, to the knowledge of each Loan Party and its Subsidiaries, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such listed property; there are no underground or above ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries except for any non-friable asbestos-containing material that is being managed pursuant to, and in compliance with, an operations and maintenance plan and that does not currently require removal, remediation, abatement or encapsulation under Environmental Law; and, to the knowledge of each Loan Party and its Subsidiaries, Hazardous Materials have not been released, discharged or disposed of in any material amount or in violation of any Environmental Law or Environmental Permit on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of each Loan Party and its Subsidiaries, during the period of their ownership or operation thereof, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries.
     (iii) Except as otherwise set forth on Part III of Schedule 4.01(r) hereto, neither any Loan Party nor any of its Subsidiaries is undertaking, nor has any Loan Party or any of its Subsidiaries completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law; all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect; and, with respect to any property formerly owned or operated by any Loan Party or any of its Subsidiaries, all Hazardous Materials generated, used, treated, handled, stored or transported by or, to the knowledge of each Loan Party and its Subsidiaries, on behalf of any Loan Party or any of its Subsidiaries have been disposed of in a manner that could not reasonably be expected to result in a Material Adverse Effect.
     (iv) Except as set forth on Part IV of Schedule 4.01(r), neither any Loan Party nor any of its Subsidiaries nor the Real Property is subject to any applicable Environmental Law requiring the performance of Hazardous Materials site assessments, or the removal or remediation of Hazardous Materials, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Mortgages or to the effectiveness of any other transactions contemplated hereby except for such matters that shall be complied with as of the Closing Date.
     (s) Compliance with Laws. Each Loan Party and each Subsidiary is in compliance with the requirements of all laws, rules and regulations (including, without limitation, the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and “Blue Sky” laws) applicable to it and its business, where the failure to so comply could reasonably be expected to result in a Material Adverse Effect.
     (t) Force Majeure. Neither the business nor the properties of any Loan Party or any of its Subsidiaries are currently affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to result in a Material Adverse Effect.
     (u) Loan Parties’ Credit Decisions. Each Loan Party has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement (and in the case of the Guarantors, to give the guaranty under this Agreement) and each other Loan Document to which it is or is to be a party, and each Loan Party has established adequate means of obtaining from each other Loan Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party.
     (v) Solvency. Each Loan Party is, individually and together with its Subsidiaries, Solvent.
     (w) Sarbanes-Oxley. No Loan Party has made any extension of credit to any of its directors or executive officers in contravention of any applicable restrictions set forth in Section 402(a) of Sarbanes-Oxley.
     (x) ERISA Matters. (i) Set forth on Schedule 4.01(x) hereto is a complete and accurate list of all Plans and Welfare Plans.
     (ii) No ERISA Event has occurred within the preceding five plan years or is reasonably expected to occur with respect to any Plan that has resulted in or is reasonably expected to result in a material liability of any Loan Party or any ERISA Affiliate.
     (iii) Any Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan as of the date of such Schedule B, and since the date of any such Schedule B there has been no material adverse change in such funding status.

     (iv) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.
     (v) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.
     (y) Borrowing Base Assets.
     (i) Each of the Mortgages, when properly recorded in the appropriate records, creates a valid, perfected first lien on the respective Borrowing Base Asset, subject only to Permitted Liens. The Loan Parties are the legal and beneficial owners of the Borrowing Base Assets, free and clear of any Lien, except for Permitted Liens described in clauses (a), (b), (d), (e) and (f) of the definition of “Permitted Liens”. Each of the Borrowing Base Assets satisfies the requirements in this Agreement to being a Borrowing Base Asset. There are no proceedings in condemnation or eminent domain affecting any of the Borrowing Base Assets and, to the knowledge of each Loan Party, none is threatened. No Person has any option or other right to purchase all or any portion of any of the Borrowing Base Assets or any interest therein.
     (ii) To the knowledge of each Loan Party and except as may be disclosed in the zoning reports and property condition reports delivered to the Administrative Agent, (i) the Borrowing Base Assets and the use thereof comply in all material respects with all applicable zoning, subdivision and land use laws, regulations and ordinances, all applicable health, fire, building codes, parking laws and all other laws, statutes, codes, ordinances, rules and regulations applicable to the Borrowing Base Assets, or any of them, including without limitation the Americans with Disabilities Act; (ii) all permits, licenses and certificates for the lawful use, occupancy and operation of each component of each of the Borrowing Base Assets in the manner in which it is currently being used, occupied and operated, including, but not limited to certificates of occupancy, or the equivalent, have been obtained and are current and in full force and effect; (iii) no legal proceedings are pending or, to the knowledge of each Loan Party, threatened with respect to the zoning of any Borrowing Base Asset; and (iv) neither the zoning nor any other right to construct, use or operate any Borrowing Base Asset is in any way dependent upon or related to any real estate other than such Borrowing Base Asset in any way that has had or is reasonably likely to give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Asset.
     (iii) The Loan Parties have delivered to the Administrative Agent a true and complete copy of each of the Management Agreements and Material Contracts to which they are a party that will be in effect on the Closing Date, and such Management Agreements and Material Contracts have not been modified or amended except pursuant to amendments or modifications delivered to Administrative Agent. Such Management Agreements and Material Contracts are in full force and effect and no default by any of the Loan Parties or Approved Managers exists thereunder. Except for the rights of (x) each of the Approved Managers pursuant to any Management Agreements and (y) third-party vendors (including, without limitation, landscapers, ATM lessors, vending machine lessors and the like), no Person has any right or obligation to manage any of the Borrowing Base Assets or to receive compensation in connection with such management. Except for the parties to any leasing brokerage agreement that has been delivered to the Administrative Agent and community assistants who are paid a minimal referral fee for residential Tenancy Leases they obtain, no Person has any right or obligation to lease or solicit tenants for any of the Borrowing Base Assets, or (except for cooperating outside brokers) to receive compensation in connection with such leasing.
     (iv) To each Loan Party’s knowledge, all improvements on any Borrowing Base Asset, including without limitation the roof and all structural components, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior doors, parking facilities, sidewalks and landscaping, are in good condition and repair, subject to normal wear and tear and necessary repairs in the ordinary course of business. The Loan Parties are not aware of any latent or patent structural or other material defect in any of the Borrowing Base Assets and, to the Loan Parties’ knowledge, city water supply, storm and sanitary sewers, and electrical, gas (if applicable) and telephone facilities are available to each of the Borrowing Base Assets within the boundary lines of each of the Borrowing Base Assets (except in any way that has not had and is reasonably likely to not give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Asset), are fully connected to the improvements and are fully operational, are sufficient to meet the reasonable needs of each of the Borrowing Base Assets as now used or presently contemplated to be used, and no other utility facilities are necessary to meet the reasonable needs of any of the Borrowing Base Assets as now used or presently contemplated. Except in any way that has not had and is reasonably likely to not give rise to a materially adverse effect as to the value, use of or ability to sell or finance such Borrowing Base Asset, no part of any of the Borrowing Base Assets is within a flood plain and none of the improvements thereon create encroachments over, across or upon any of the Borrowing Base Assets’ boundary lines, rights of way or easements, and no building or other improvements on adjoining land create such an encroachment which could reasonably be expected to have a Material Adverse Effect. All public roads and streets necessary for service of and access to each of the Borrowing Base Assets for the current and contemplated uses thereof have been completed and are serviceable and are physically and legally open for use by the public. To the Loan Parties’ knowledge after due inquiry, any septic system located at any of the Borrowing Base Assets is in good and safe condition and repair and in compliance with all applicable law in all material respects.

     (v) Each of the Borrowing Base Assets is comprised of one (1) or more parcels which constitute separate tax lots. No part of any of the Borrowing Base Assets is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lots or parcels comprising any of the Borrowing Base Assets.
     (vi) Neither the Borrower nor any of the Guarantors has received any outstanding notice from any insurer or its agent requiring performance of any work with respect to any of the Borrowing Base Assets or canceling or threatening to cancel any policy of insurance, and each of the Borrowing Base Assets complies with the material requirements of all of the Borrower’s and the Guarantor’s insurance carriers.
     (z) Ground Lease (Mobile). (i) The Ground Lease (Mobile) contains the entire agreement of the Ground Lessor (Mobile) and the applicable Loan Party pertaining to the Ground Leased Property (Mobile) covered thereby. The Loan Parties have no estate, right, title or interest in or to the Ground Leased Property (Mobile) except under and pursuant to the Ground Lease (Mobile). The Loan Parties have delivered a true and correct copy of the Ground Lease (Mobile) to the Administrative Agent and the Ground Lease (Mobile) has not been modified, amended or assigned (except as referenced in the definition of Ground Lease (Mobile)) and except as assigned as collateral for the Existing Debt secured by the Ground Leased Property (Mobile) which is being repaid.
     (ii) To the knowledge of each Loan Party, the party identified as the master lessor and landlord in the definition of Ground Lessor (Mobile) is the exclusive fee simple owner of the Ground Leased Property (Mobile), subject only to the Ground Lease (Mobile) and Liens and other matters disclosed in the applicable Mortgage Policy for the Campus Housing Asset subject to the Ground Lease (Mobile). To the knowledge of each Loan Party, the party identified as the master lessor and landlord in the definition of Ground Lessor (Mobile) is the sole owner of the master lessor’s interest in the Ground Lease (Mobile) and the party identified as sub-ground lessor in the definition of Ground Lease (Mobile) is the sole owner of the sub-ground lessor’s interest in the Ground Lease (Mobile).
     (iii) There are no rights to terminate the Ground Lease (Mobile) other than the rights expressly set forth in the Ground Lease (Mobile).
     (iv) The Ground Lease (Mobile) is in full force and effect and, to the knowledge of each Loan Party, no breach or default or event that with the giving of notice or passage of time would constitute a breach or default under the Ground Lease (Mobile) (a “Ground Lease (Mobile) Default”) exists on the part of the Loan Parties or on the part of the Ground Lessor (Mobile) under the Ground Lease (Mobile). All base rent and additional rent due and payable under the Ground Lease (Mobile) has been paid through the date hereof and the Loan Parties are not required to pay any deferred or accrued rent after the date hereof under the Ground Lease (Mobile). The Loan Parties have not received any written notice that a Ground Lease Default (Mobile) has occurred or exists

(except for matters which have been resolved to the mutual satisfaction of the parties to the Ground Lease (Mobile)).
     (v) Campus Crest at Mobile Phase II, LLC is the exclusive owner of the sub-ground lessee’s interest under and pursuant to the Ground Lease (Mobile) and has not assigned, transferred or encumbered its interest in, to, or under the Ground Lease (Mobile) (except as collateral for the Existing Debt secured by the Ground Leased Property (Mobile) which has been repaid).
     (aa) No Prohibited Persons. Neither any Loan Party nor any of their respective officers, directors, partners, members, Affiliates or, to the knowledge of the Loan Parties, shareholders is an entity or person: (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO 13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”).
     (bb) Setoff, Etc. The Collateral and the rights of the Administrative Agent and the Lenders with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses by the Guarantors, Borrower or any of its Subsidiaries or Affiliates or, to the best knowledge of Borrower, any other Person other than Permitted Liens.
     (cc) Franchises, Patents, Copyrights, Etc. The Borrower, the Guarantors and their respective Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others except with respect to Subsidiaries of Borrower that are not the owners of the Borrowing Base Assets where such failure individually or in the aggregate has not had and could not reasonably be expected to have a Material Adverse Effect.
     (dd) Affiliate Ground Leases. With respect to each Affiliate Ground Lease, (a) the Affiliate Ground Lease or a memorandum thereof has been duly recorded, the Affiliate Ground Lease permits the interest of the lessee thereunder to be encumbered by the Mortgage, there has not been a change in the terms of the Affiliate Ground Lease since its recordation, except for written modifications delivered to Administrative Agent, and Borrower has delivered to Administrative Agent a true, accurate and complete copy of the Affiliate Ground Lease; (b) except for the Permitted Encumbrances (as defined in the Mortgage) and Permitted Liens, the Subsidiary Guarantor’s interest in the Affiliate Ground Lease is not subject to any Liens superior to, or of equal priority with, the Mortgage; (c) there are no outstanding options to purchase or rights of first refusal with respect to the Real Property except those granted to the Subsidiary Guarantor under the express terms of the Affiliate Ground Lease; (d) the Subsidiary Guarantor’s interest in the Affiliate Ground Lease is assignable to Administrative Agent upon notice to, but without the consent of, the ground lessor thereunder (or if such consent is required, it has been obtained prior to or concurrently herewith); (e) the Affiliate Ground Lease is in full force and effect, no default exists under the Affiliate Ground Lease, and there is no existing condition which, but for the passage of time or the giving of notice (or both), would result in a default under the terms of the Affiliate Ground Lease; (f) the Affiliate Ground Lease requires the ground lessor thereunder to give notice of any default by the Subsidiary Guarantor to any mortgagee, and it provides that any notice of termination given under the Affiliate Ground Lease is not effective against such mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in the Affiliate Ground Lease; (g) Administrative Agent is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the Subsidiary Guarantor’s interest under the Affiliate Ground Lease) to cure any default under the Affiliate Ground Lease, which is curable after the receipt of notice of the default before the ground lessor thereunder may terminate the Affiliate Ground Lease; (h) the Affiliate Ground Lease has a term which extends not less than twenty (20) years beyond the Termination Date (including the exercise of all extension options); (i) the Affiliate Ground Lease requires the ground lessor thereunder to enter into a new lease upon termination of the Affiliate Ground Lease for any reason, including rejection of the Affiliate Ground Lease in a bankruptcy proceeding, provided that Administrative Agent cures any defaults that are susceptible to being cured; (j) the Affiliate Ground Lease permits the use of the proceeds of any casualty or condemnation at the Real Property for either (A) the restoration of the Real Property (and in such case permits such restoration proceeds to be held and disbursed by Administrative Agent or its designee), or (B) the repayment of the Advances; (k) the Affiliate Ground Lease permits subleasing of the Real Property by a mortgagee, subject only to the reasonable approval of the ground lessor; (l) the Affiliate Ground Lease provides that no amendments, cancellations, alterations, surrender, or modifications thereof may become effective without the consent of Administrative Agent; and (m) the Advances are also secured by the related fee interest in the Real Property and upon the occurrence of an Event of Default, Administrative Agent, as mortgagee, has the right to foreclose or otherwise exercise its rights with respect to the fee interest within a commercially reasonable time.
ARTICLE V
COVENANTS OF THE LOAN PARTIES
          SECTION 5.01. Affirmative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each Loan Party will:
     (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control

Act of 1970); provided, however, that the failure to comply with the provisions of this Section 5.01(a) shall not constitute a default hereunder so long as such noncompliance is the subject of a Good Faith Contest.
     (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is the subject of a Good Faith Contest, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.
     (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties in material compliance with the requirements of all Environmental Laws; provided, however, that neither the Loan Parties nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is the subject of a Good Faith Contest.
     (d) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance (including, with respect to the Borrowing Base Assets, the insurance required by the terms of the Mortgages) with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which such Loan Party or such Subsidiaries operate, but in no event shall such amounts be lower or coverages be less comprehensive than the respective insurance amounts and coverages maintained by the Borrower and its Subsidiaries on the Closing Date approved by the Administrative Agent.
     (e) Preservation of Partnership or Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence (corporate or otherwise), legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises, unless, in the case of Subsidiaries of the Borrower only, in the reasonable business judgment of such Subsidiary, such Subsidiary determines that it is in its best economic interest not to preserve and maintain such rights or franchises and such failure to preserve and maintain such rights or franchises is not reasonably likely to result in a Material Adverse Effect (it being understood that the foregoing shall not prohibit, or be violated as a result of any transaction by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02(d) or (e) below).

     (f) Visitation Rights. At any reasonable time and from time to time, after reasonable advance notice to the Borrower, permit any of the Agents or Lender Parties, or any agent or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, any Loan Party and any of its Subsidiaries, and to discuss the affairs, finances and accounts of any Loan Party and any of its Subsidiaries with any of their general partners, managers, managing members, officers or directors and with their independent certified public accountants; provided, that, notwithstanding anything herein to the contrary, the Borrower shall be obligated to reimburse the Administrative Agent and the Lenders for their costs and expenses incurred in connection with the exercise of their rights under this Section 5.01(f) only if such exercise occurs after the occurrence and during the continuance of a Default or an Event of Default.
     (g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of such Loan Party and each such Subsidiary in accordance with GAAP.
     (h) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, and will from time to time make or cause to be made all appropriate repairs, renewals and replacement thereof except where failure to do so could not reasonably be expected to result in a Material Adverse Effect.
     (i) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than transactions exclusively among or between the Borrower and/or one or more of the Guarantors) on terms that are fair and reasonable and no less favorable to such Loan Party or such Subsidiary than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate.
     (j) Covenants to Guarantee Obligations and Give Additional Security. (A) Concurrently with the delivery of Collateral Deliverables pursuant to Section 5.01(k) with respect to a Proposed Borrowing Base Asset owned or leased by a Subsidiary of a Loan Party or (B) within 10 days after the formation or acquisition of any new direct or indirect Subsidiary of a Loan Party that directly owns or leases a Borrowing Base Asset, cause (i) each such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit C hereto, or such other guaranty supplement in form and substance reasonably satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ Obligations under the Loan Documents and (ii) each direct and, if applicable, indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent (or, in the case of clause (2) below, the Collateral Agent), (1) a security agreement supplement and a pledge agreement supplement in form and substance reasonably satisfactory to the Administrative Agent, and (2) 100% of the certificated Equity Interests in each such Subsidiary and each direct and indirect parent of such Subsidiary (other than the Parent Guarantor and the Borrower), but solely to the extent such direct and indirect parents of such Subsidiary do not own any assets other than Equity Interests in Subsidiaries that directly or indirectly own Borrowing Base Assets, and stock powers and membership interest powers with respect thereto executed in blank, all in form and substance reasonably acceptable to the Administrative Agent.
     (k) Borrowing Base Additions. With the Borrower’s written request to the Administrative Agent that any Campus Housing Asset (a “Proposed Borrowing Base Asset”) be added as a Borrowing Base Asset, deliver (or cause to be delivered) to the Administrative Agent, at the Borrower’s expense, a BBA Proposal Package with respect to such Proposed Borrowing Base Asset. Within fifteen (15) Business Days after receipt of a complete BBA Proposal Package, the Administrative Agent shall give notice to the Borrower of whether the Administrative Agent and the Required Lenders have approved such Proposed Borrowing Base Asset as a Borrowing Base Asset subject to the delivery of all applicable Collateral Deliverables and Guarantor Deliverables pursuant to the following sentence (any such notice comprising an approval, a “Conditional Approval Notice”). Within 45 days after receipt by the Borrower of a Conditional Approval Notice (which period may be extended in the discretion of the Administrative Agent, at the Borrower’s request, for an additional 30 days without the approval of the Required Lenders), the Borrower shall, at its expense, deliver (or cause to be delivered) to the Administrative Agent all applicable Collateral Deliverables and Guarantor Deliverables. Notwithstanding the foregoing, the failure of any Proposed Borrowing Base Asset to comply with one or more of the Borrowing Base Conditions shall not preclude the addition of such Proposed Borrowing Base Asset as a Borrowing Base Asset so long as the Administrative Agent and the Required Lenders shall have expressly consented to the addition of such Proposed Borrowing Base Asset as a Borrowing Base Asset notwithstanding the failure to satisfy such conditions.
     (l) Further Assurances. (i) Promptly upon request by Administrative Agent, or any Lender Party through the Administrative Agent, correct, and cause each Loan Party to promptly correct, any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof.
     (ii) Promptly upon request by any Agent, or any Lender Party through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, account control agreements, mortgages, deeds of trust, trust deeds, assignments of leases and rents, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as any Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order (A) to carry out more effectively the purposes of the Loan Documents and the intent of the parties hereto, (B) to the fullest extent permitted by applicable law, to subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) to perfect and maintain the validity, effectiveness and priority of any of the Collateral

Documents and any of the Liens intended to be created thereunder and (D) to assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.
     (iii) Cooperate in a commercially reasonable manner with the relevant appraiser in connection with any Appraisal of a Borrowing Base Asset (including any proposed additional Borrowing Base Asset), such cooperation to include, without limitation, providing such appraiser with access to such information relating to such Borrowing Base Asset as such appraiser may reasonably request.
     (iv) No tract map, parcel map, condominium plan, condominium declaration, or plat of subdivision will be recorded by any Loan Party with respect to any Borrowing Base Asset without the Administrative Agent’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.
     (m) Performance of Material Contracts. Perform and observe, and cause each of its Subsidiaries to perform and observe, all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent, and, upon the reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so; provided, that the foregoing shall not prohibit, or be violated as a result of, any transactions or determinations by or involving any Loan Party or Subsidiary thereof otherwise permitted under Section 5.02(l).
     (n) Leases. (i) Make all payments and otherwise perform in all material respects all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled (except, in the case of Subsidiaries of the Borrower only, if in the reasonable business judgment of such Subsidiary it is in its best economic interest not to maintain such lease or prevent such lapse, termination, forfeiture or cancellation and such failure to maintain such lease or prevent such lapse, termination, forfeiture or cancellation is not in respect of a Qualifying Ground Lease of a Borrowing Base Asset and could not otherwise reasonably be expected to result in a Material Adverse Effect), notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

     (ii) Without the prior written consent of Administrative Agent, such approval not to be unreasonably withheld, conditioned or delayed, none of Borrower, any Subsidiary Guarantor, nor their respective agents shall (A) enter into any non-residential Tenancy Leases where the annual rent under the applicable Tenancy Lease exceeds $30,000 per annum, or (B) modify, amend or terminate any such non-residential Tenancy Lease (except as expressly permitted or contemplated hereunder). Borrower shall provide Administrative Agent with a copy of all non-residential Tenancy Leases where the annual rent under the applicable Tenancy Lease exceeds $30,000 per annum no less than ten (10) days prior to execution of such Tenancy Leases. Borrower shall provide Administrative Agent with a copy of the fully executed original of all non-residential Tenancy Leases promptly following their execution. At Administrative Agent’s request, Borrower or Subsidiary Guarantors shall use best efforts to cause all non-residential tenants where the annual rent under the applicable Tenancy Lease exceeds $30,000 per annum to execute subordination, non-disturbance and attornment agreements reasonably satisfactory to Administrative Agent. Administrative Agent reserves the right to subordinate the Mortgages to any Tenancy Lease.
     (o) Interest Rate Hedging. Enter into prior to the Closing Date, and maintain at all times thereafter, interest rate Hedge Agreements (i) with Persons acceptable to the Administrative Agent (it being understood and agreed that such Persons shall be deemed acceptable to the Administrative Agent if and for so long as they have a long term unsecured debt rating of not less than “A-” from S&P and not less than “A3” from Moody’s, provided that if at any time the long term unsecured debt rating of such Persons falls below such required ratings or if any such required credit ratings is placed on watch for downgrade by S&P or Moody’s, then Administrative Agent shall have the right to reasonably require that such Loan Party, at such Loan Party’s expense, provide replacement Hedge Agreements from different Persons which satisfy the required credit ratings), (ii) providing either an interest-rate swap for a fixed rate of interest acceptable to the Administrative Agent or an interest-rate cap at an interest rate acceptable to the Administrative Agent, (iii) covering a notional amount equal to the amount, if any, by which (A) 66 2/3% of Debt for Borrowed Money of the Parent Guarantor and its Subsidiaries exceeds (B) all Debt for Borrowed Money of the Parent Guarantor and its Subsidiaries then accruing interest at a fixed rate acceptable to the Administrative Agent and (iv) otherwise on terms and conditions reasonably acceptable to the Administrative Agent.
     (p) Management Agreements. At all times cause each Borrowing Base Asset to be managed and operated by an Approved Manager that has (i) entered into a management agreement with respect to such Asset in form and substance satisfactory to the Administrative Agent, and (ii) executed and delivered a management agreement subordination agreement in form and substance satisfactory to the Administrative Agent.
     (q) Maintenance of REIT Status. In the case of the Parent Guarantor, commencing with its taxable year, ending December 31, 2010, be organized in conformity with the requirements for qualification as a REIT under the Internal Revenue

Code, and at all times thereafter, conduct its affairs and the affairs of its Subsidiaries in a manner so as to continue to qualify as a REIT and elect to be treated as a REIT under all applicable laws, rules and regulations.
     (r) Exchange Listing. In the case of the Parent Guarantor, at all times (i) cause its common shares to be duly listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ and (ii) timely file all reports required to be filed by it in connection therewith.
     (s) Sarbanes-Oxley. Comply at all times with all applicable provisions of Section 402(a) of Sarbanes-Oxley.
          SECTION 5.02. Negative Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, no Loan Party will, at any time:
     (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names such Loan Party or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except, in the case of the Loan Parties (other than the Parent Guarantor) and their respective Subsidiaries:
     (i) Liens created under the Loan Documents;
     (ii) Permitted Liens;
     (iii) Liens described on Schedule 4.01(p) hereto;
     (iv) purchase money Liens upon or in equipment acquired or held by such Loan Party or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such equipment to be subject to such Liens, or Liens existing on any such equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the amount permitted under Section 5.02(b)(iii)(A);
     (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(B), provided that no such Lien shall extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;
     (vi) Liens on property of a Person existing at the time such Person is acquired by, merged into or consolidated with any Loan Party or any Subsidiary of any Loan Party or becomes a Subsidiary of any Loan Party, provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with such Loan Party or such Subsidiary or so acquired by such Loan Party or such Subsidiary;
     (vii) Liens securing Non-Recourse Debt permitted under Section 5.02(b)(iii)(E), Recourse Debt permitted under Section 5.02(b)(iv) or Debt permitted under Section 5.02(b)(vii), provided, in each case, that no such Lien shall extend to or cover any Borrowing Base Asset or other Collateral;
     (viii) the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto in connection with any Refinancing Debt permitted under Section 5.02(b)(iii)(C);
     (ix) Liens arising in connection with any Secured Hedge Agreement; and
     (x) Liens arising in connection with Debt in respect of Hedge Agreements permitted under Section 5.02(b)(iii)(D) (other than Secured Hedge Agreements), provided that no such lien shall extend to or cover any Borrowing Base Asset or other Collateral.
     (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:
     (i) Debt under the Loan Documents;
     (ii) in the case of any Loan Party or any Subsidiary of a Loan Party, Debt owed to any Loan Party, provided that, in each case, such Debt (y) shall be on terms acceptable to the Administrative Agent and (z) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, which promissory notes shall (unless payable to the Borrower) by their terms be subordinated to the Obligations of the Loan Parties under the Loan Documents;
     (iii) in the case of each Loan Party (other than the Parent Guarantor) and its Subsidiaries,

     (A) Debt secured by Liens permitted by Section 5.02(a)(iv) not to exceed in the aggregate $5,000,000 at any time outstanding,
     (B) (1) Capitalized Leases not to exceed in the aggregate $5,000,000 at any time outstanding, and (2) in the case of any Capitalized Lease to which any Subsidiary of a Loan Party is a party, any Contingent Obligation of such Loan Party guaranteeing the Obligations of such Subsidiary under such Capitalized Lease,
     (C) the Surviving Debt described on Schedule 4.01(o) hereto and any Refinancing Debt extending, refunding or refinancing such Surviving Debt,
     (D) Debt in respect of Hedge Agreements entered into by the Borrower and designed to hedge against fluctuations in interest rates or foreign exchange rates incurred as required by this Agreement or incurred in the ordinary course of business and consistent with prudent business practices,
     (E) Non-Recourse Debt (including, without limitation, the JV Pro Rata Share of Non-Recourse Debt of any Joint Venture) in respect of Assets other than Borrowing Base Assets, the incurrence of which would not result in a Default under Section 5.04 or any other provision of this Agreement, and
     (F) Recourse Debt not secured by any Lien in an amount not to exceed 5% of Total Asset Value at any one time outstanding;
     (iv) Recourse Debt of the Borrower and/or Property-Level Subsidiaries of the Borrower and the JV Pro Rata Share of Recourse Debt of any Joint Venture, in each case as such Recourse Debt may be secured by Liens permitted by Section 5.02(a)(vii), in respect of which the Borrower or the Parent Guarantor has guaranteed the obligations of the Borrower and/or such Property-Level Subsidiary or Joint Venture under such Recourse Debt and the incurrence of which would not result in a Default under Section 5.04 or any other provision of this Agreement;
     (v) in the case of the Parent Guarantor and the Borrower, Debt under Customary Carve-Out Agreements;
     (vi) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
     (vii) any other Debt not to exceed $5,000,000 in the aggregate at any time outstanding in respect of all Loan Parties and which is not secured by any Lien on any Borrowing Base Asset.

     (c) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried at the Closing Date (after giving effect to the Formation Transactions, the IPO and the other transactions contemplated by the Loan Documents); or engage in, or permit any of its Subsidiaries to engage in, any business other than ownership, development, licensing and management of Campus Housing Assets in the United States consistent with the business plan described in the Registration Statement and the requirements of the Loan Documents, and other business activities incidental thereto.
     (d) Mergers, Etc. Merge or consolidate with or into, or convey, transfer (except as permitted by Section 5.02(e)), lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or permit any of its Subsidiaries to do so; provided, however, that (i) any Subsidiary of a Loan Party may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of such Loan Party (provided that if one or more of such Subsidiaries is also a Loan Party, a Loan Party shall be the surviving entity) or any other Loan Party other than the Parent Guarantor (provided that such Loan Party or, in the case of any Loan Party other than the Borrower, another Loan Party shall be the surviving entity), and (ii) any Loan Party may merge with any Person that is not a Loan Party so long as such Loan Party is the surviving entity or (except in the case of a merger with the Borrower, which shall always be the surviving entity) such other Person is the surviving party and shall promptly become a Loan Party, provided, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom. Notwithstanding any other provision of this Agreement, (y) any Subsidiary of a Loan Party (other than the Borrower and any Subsidiary that is the direct owner of a Borrowing Base Asset) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and the assets or proceeds from the liquidation or dissolution of such Subsidiary are transferred to the Borrower or a Guarantor, provided that no Default or Event of Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom, and (z) any Loan Party or Subsidiary of a Loan Party shall be permitted to effect any Transfer of Assets through the sale or transfer of direct or indirect Equity Interests in the Person (other than the Borrower or the Parent Guarantor) that owns such Assets so long as Section 5.02(e) would otherwise permit the Transfer of all Assets owned by such Person at the time of such sale or transfer of such Equity Interests. Upon the sale or transfer of Equity Interests in any Person that is a Guarantor permitted under clause (z) above, provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Administrative Agent shall, upon the request of the Borrower, release such Guarantor from the Guaranty and the Collateral Documents.
     (e) Sales, Etc. of Assets. (i) In the case of the Parent Guarantor, sell, lease, transfer or otherwise dispose of, or grant any option or other right to purchase, lease or otherwise acquire any assets and (ii) in the case of the Loan Parties (other than the Parent Guarantor), sell, lease (other than by entering into Tenancy Leases), transfer or otherwise dispose of, or grant any option or other right to purchase, lease (other than any option or other right to enter into Tenancy Leases) or otherwise acquire, or permit any of its

Subsidiaries to sell, lease, transfer or otherwise dispose of, or grant any option or other right to purchase, lease or otherwise acquire (each action described in clauses (i) and (ii) of this subsection (e), including, without limitation, any Sale and Leaseback Transaction, being a “Transfer”), any Asset or Assets (or any direct or indirect Equity Interests in the owner thereof), or obtain a release of the Liens created under the Loan Documents, in each case other than the following Transfers and releases, which shall be permitted hereunder only so long as no Default or Event of Default shall exist or would result therefrom:
     (A) the Transfer of any Asset or Assets that are not Borrowing Base Assets from any Loan Party to another Loan Party (other than the Parent Guarantor) or from a Subsidiary of a Loan Party to another Subsidiary of such Loan Party or any other Loan Party (other than the Parent Guarantor),
     (B) the Transfer of any Asset or Assets that are not Borrowing Base Assets to any Person that is not a Loan Party, provided that (1) the Loan Parties shall be in compliance with the covenants contained in Section 5.04 both immediately prior to and on a pro forma basis immediately after giving effect to such Transfer, and (2) in the case of any such Transfer which shall result in the aggregate purchase price paid to the Loan Parties (or any of them) to exceed $50,000,000 in any 12-month period and any such Transfer thereafter consummated during such 12-month period, prior to the date of such Transfer, the Borrower shall have delivered to the Administrative Agent (x) a Borrowing Base Certificate demonstrating that the Total Borrowing Base Value (calculated on a pro forma basis after giving effect to such Transfer and to any repayment of Advances made at the time thereof) will be greater than or equal to the Facility Exposure, and (y) a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Borrower demonstrating compliance with the foregoing clause (1) and confirming that no Default or Event of Default shall exist on the date of such Transfer or will result therefrom, together with supporting information in detail reasonably satisfactory to the Administrative Agent,
     (C) the Transfer of any Borrowing Base Asset or Borrowing Base Assets to any Person, or obtaining a release of the Liens created under the Loan Documents with respect to a Borrowing Base Asset or Borrowing Base Assets, in each case with the intention that such Borrowing Base Asset or Borrowing Base Assets, upon consummation of such Transfer or release, shall no longer constitute a Borrowing Base Asset or Borrowing Base Assets, provided that:
     (1) immediately after giving effect to such Transfer or release, as the case may be, the remaining Borrowing Base Assets shall continue to satisfy the requirements set forth in clauses (a) through (h) of the definition of Borrowing Base Conditions,

     (2) immediately after giving effect to such Transfer or release, as the case may be, no Default or Event of Default shall exist or result therefrom,
     (3) the Loan Parties shall be in compliance with the covenants contained in Section 5.04 both immediately prior to and on a pro forma basis immediately after giving effect to such Transfer or release,
     (4) on or prior to the date of such Transfer or release, as the case may be, the Borrower shall have delivered to the Administrative Agent a certificate of the Chief Financial Officer (or other Responsible Officer performing similar functions) of the Borrower demonstrating compliance with the foregoing clauses (1) through (3), together with supporting information in detail reasonably satisfactory to the Administrative Agent, and
     (5) With respect to a release of the Liens created under the Loan Documents only, which release is not executed as a result of a Transfer or refinancing of such Borrowing Base Asset, Borrower shall have received the prior written approval of the release from the Administrative Agent and the Required Lenders, or
     (D) the Transfer of (1) obsolete or worn out personal property in the ordinary course of business or (2) inventory in the ordinary course of business, which personal property or inventory, as the case may be, is used or held in connection with an Asset.
Following (x) a Transfer of all Borrowing Base Assets owned or leased by a Subsidiary Guarantor in accordance with Section 5.02(e)(ii)(C) or (y) the release by a Subsidiary Guarantor of all Borrowing Base Assets owned or leased by it such that such Borrowing Base Assets become non-Borrowing Base Assets pursuant to Section 5.02(e)(ii)(C), the Administrative Agent shall, upon the request of the Borrower and at the Borrower’s expense, promptly release such Subsidiary Guarantor from the Guaranty and the Security Agreement.
     (f) Investments. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment other than:
     (i) Investments by the Loan Parties and their Subsidiaries in their Subsidiaries outstanding on the date hereof and additional Investments in wholly-owned Subsidiaries and, in the case of the Loan Parties (other than the Parent Guarantor) and their Subsidiaries (and Joint Ventures in which such Loan Parties and Subsidiaries hold any direct or indirect interest), Investments in Assets (including by asset or Equity Interest acquisitions or investments in Joint

Ventures), in each case subject, where applicable, to the limitations set forth in Section 5.02(f)(iv);
     (ii) Investments in Cash Equivalents;
     (iii) Investments consisting of intercompany Debt permitted under Section 5.02(b)(ii);
     (iv) Investments consisting of the following items so long as (y) the aggregate amount outstanding, without duplication, of all Investments described in this subsection does not exceed, (1) 35% of Total Asset Value during the period from the Closing Date through the fiscal quarter of the Parent Guarantor ending on June 30, 2011, (2) 30% of Total Asset Value during the period thereafter ending with the fiscal quarter of the Parent Guarantor ending on June 30, 2012 or (3) 25% of Total Asset Value, at any time thereafter, and (z) the aggregate amount of each of the following items of Investments does not exceed at any time the specified percentage of Total Asset Value set forth below:
     (A) Investments in unimproved land and Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement but, in such instances, limited solely to non-refundable deposits under such contracts and, to the extent a Loan Party is obligated under any such contract, the amount of such obligation), so long as the aggregate amount of such Investments, calculated on the basis of the greater of actual cost or budgeted cost, does not at any time exceed 10% and 20%, respectively, of Total Asset Value at such time,
     (B) Investments in Joint Ventures of any Loan Party so long as the aggregate amount outstanding, without duplication, of all such Investments does not at any time exceed 15% of Total Asset Value at such time, and
     (C) Investments permitted under this Subsection, other than the items of Investments referred to in clauses (A) and (B) above, so long as the aggregate amount of all such Investments does not at any time exceed 10% of Total Asset Value at such time;
     (v) Investments, if any, outstanding on the date hereof in Subsidiaries that are not wholly-owned by any Loan Party;
     (vi) Investments by the Borrower in Hedge Agreements permitted under Section 5.02(b)(iii)(D);
     (vii) To the extent permitted by applicable law, loans or other extensions of credit to officers, directors and employees of any Loan Party or any Subsidiary of any Loan Party in the ordinary course of business, for travel, entertainment, relocation and analogous ordinary business purposes, which

Investments shall not exceed at any time $1,000,000 in the aggregate for all Loan Parties;
     (viii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit extended in the ordinary course of business in an aggregate amount for all Loan Parties not to exceed at any time $5,000,000; and
     (ix) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss.
     (g) Restricted Payments. In the case of the Parent Guarantor, declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such (collectively, “Restricted Payments”); provided, however, that (i) the Parent Guarantor may take such actions only so long as (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (B) as of the date of such action, the Loan Parties are in compliance with the covenants contained in Section 5.04 (both immediately before and on a pro forma basis immediately after giving effect to such action), (ii) the Parent Guarantor may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of the Parent Guarantor and (iii) the Parent Guarantor may purchase, redeem, or otherwise acquire shares of its common stock or other common Equity Interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests, so long as the aggregate amount of such purchases, redemptions and acquisitions of shares of common stock or other common Equity Interests or warrants or options to acquire any such shares does not at any time exceed 90% of the Funds From Operations for the consecutive four fiscal quarters of the Parent Guarantor most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be. Notwithstanding anything herein to the contrary, cash and stock dividends payable by the Parent Guarantor on Equity Interests shall be permitted to the extent necessary to maintain the Parent’s REIT status, provided that the cash component of such dividends shall be the minimum amount required by law or regulation for such purpose.
     (h) Amendments of Constitutive Documents. Amend, or permit any of its Subsidiaries to amend, in each case in any material respect, its limited liability company agreement, partnership agreement, certificate of incorporation or bylaws or other constitutive documents, provided that any amendment to any such constitutive document that would be adverse to any of the Secured Parties shall be deemed “material” for purposes of this Section; and provided further that any amendment to any such constitutive document that would designate such Subsidiary as a “special purpose entity”

or otherwise confirm such Subsidiary’s status as a “special purpose entity” shall be deemed “not material” for purposes of this Section.
     (i) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles, or (ii) Fiscal Year.
     (j) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions or any other derivative transaction not entered into to hedge against interest rate fluctuations in the ordinary course of business.
     (k) Payment Restrictions Affecting Subsidiaries. Directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement limiting the ability of any of its Subsidiaries to declare or pay dividends or other distributions in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Borrower or any Subsidiary of the Borrower (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except (i) the Loan Documents, (ii) any agreement or instrument evidencing Surviving Debt, (iii) any agreement or instrument evidencing Non-Recourse Debt, provided that the terms of such Debt, and of such agreement or instrument, do not restrict distributions in respect of Equity Interests in Subsidiaries directly or indirectly owning Borrowing Base Assets, (iv) any agreement in effect at the time such Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower or (v) with respect to agreements or instruments which limit the ability of Subsidiaries to declare or pay dividends or pay distributions in respect of its Equity Interests only, such agreements which impose any such restriction solely after the occurrence of a default or event of default.
     (l) Amendment, Etc. of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair in any material respect the value of the interest or rights of any Loan Party thereunder or that would impair or otherwise adversely affect in any material respect the interest or rights, if any, of any Agent or any Lender Party, or permit any of its Subsidiaries to do any of the foregoing, in each case in a manner that could reasonably be expected to have a Material Adverse Effect, in each case taking into account the effect of any agreements that supplement or serve to substitute for, in whole or in part, such Material Contract.
     (m) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets (including, without limitation, any Borrowing Base Assets), except (i) pursuant to the Loan Documents or (ii) with respect to any property or assets other than the Borrowing Base Assets in connection with
     (A) any Non-Recourse Debt permitted by Section 5.02(b)(iii)(E), provided that the terms of such Debt, and of any agreement entered into and of any instrument issued in connection therewith, (1) do not provide for or prohibit or condition the creation of any Lien on any Borrowing Base Assets and are otherwise permitted by the Loan Documents and (2) solely prohibit Liens on the property of the Person incurring such Non-Recourse Debt and the Equity Interests in such Person,
     (B) any purchase money Debt permitted under Section 5.02(b)(iii)(A) solely to the extent that the agreement or instrument governing such Debt prohibits a Lien on the property acquired with the proceeds of such Debt,
     (C) any Capitalized Lease permitted by Section 5.02(b)(iii)(B) solely to the extent that such Capitalized Lease prohibits a Lien on the property subject thereto, or
     (D) any Debt outstanding on the date any Subsidiary of the Borrower becomes such a Subsidiary (so long as such agreement was not entered into solely in contemplation of such Subsidiary becoming a Subsidiary of the Borrower),
     (E) any Surviving Debt and any Refinancing Debt extending, refunding, or refinancing such Surviving Debt, so long as the prohibitions or conditions contained in such Refinancing Debt are no more restrictive than the corresponding provisions contained in the Debt which is extended, refunded or refinanced thereby,
     (F) any unsecured Recourse Debt permitted by Section 5.02(b)(iii)(F) or other Debt permitted by Section 5.02(b)(vii); and
     (G) any Recourse Debt permitted by Section 5.02(b)(iv).
     (n) Parent Guarantor as Holding Company. In the case of the Parent Guarantor, not enter into or conduct any business, or engage in any activity (including, without limitation, any action or transaction that is required or restricted with respect to the Borrower and its Subsidiaries under Sections 5.01 and 5.02 without regard to any of the enumerated exceptions to such covenants), other than (i) the holding of the direct and indirect Equity Interests of the Borrower; (ii) the performance of the duties of sole general partner of the Borrower through the Parent Guarantor’s indirect ownership of all of the membership interests in such general partner; (iii) the performance of its Obligations (subject to the limitations set forth in the Loan Documents) under each Loan Document to which it is a party; (iv) the making of equity or subordinate debt Investments in the Borrower and its Subsidiaries, provided each such Investment shall be on terms acceptable to the Administrative Agent; and (v) activities incidental to each of the foregoing.

     (o) Multiemployer Plans. Neither any Loan Party nor any ERISA Affiliate will contribute to or be required to contribute to any Multiemployer Plan.
     (p) Management Agreements. The Borrower shall not and shall not permit any Guarantor to enter into any Management Agreement with a third party manager after the date hereof for any Borrowing Base Asset without the prior written consent of the Administrative Agent (which shall not be unreasonably withheld), and after such approval, no such Management Agreement shall be modified in any material respect or terminated without Administrative Agent’s prior written approval, such approval not to be unreasonably withheld. Administrative Agent may condition any approval of a new manager upon the execution and delivery to Agent of a collateral assignment of such management agreement to Agent and a subordination of the manager’s rights thereunder to the rights of the Administrative Agent and the Lender Parties under the Loan Documents.
          SECTION 5.03. Reporting Requirements. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will furnish to the Agents and the Lender Parties in accordance with Section 9.02(b):
     (a) Default Notice. As soon as possible and in any event within two Business Days after the occurrence of each Default or any event, development or occurrence reasonably expected to result in a Material Adverse Effect continuing on the date of such statement, a statement of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor setting forth details of such Default or such event, development or occurrence and the action that the Parent Guarantor has taken and proposes to take with respect thereto.
     (b) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent Guarantor and its Subsidiaries, including therein Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for such Fiscal Year (it being acknowledged that a copy of the annual audit report filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), in each case accompanied by (x) an opinion acceptable to the Administrative Agent of KPMG LLP or other independent public accountants of recognized standing acceptable to the Required Lenders, and (y) if and as required by the rules and regulations promulgated by the United States Securities and Exchange Commission, a report of such independent public accountants as to the Borrower’s internal controls required under Section 404 of the Sarbanes-Oxley Act of 2002, in each case certified in a manner to which the Administrative Agent has not objected, together with (i) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of the Parent Guarantor and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge of non-compliance with any of the covenants contained in

Section 5.04, or if, in the opinion of such accounting firm, any such non-compliance has occurred, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the Chief Financial Officer (or other Responsible Officer) of the Parent Guarantor stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto.
     (c) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated balance sheets of the Parent Guarantor and its Subsidiaries as of the end of such quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated statements of income and a Consolidated statement of cash flows of the Parent Guarantor and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, Chief Financial Officer or Treasurer (or other Responsible Officer performing similar functions) of the Parent Guarantor as having been prepared in accordance with GAAP (it being acknowledged that a copy of the quarterly financials filed by the Parent Guarantor with the Securities and Exchange Commission shall satisfy the foregoing requirements), together with (i) a certificate of such officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Guarantor has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Parent Guarantor in determining compliance with the covenants contained in Section 5.04, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Parent Guarantor shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.
     (d) Borrowing Base Certificate. (i) As soon as available and in any event within 45 days after the end of each calendar quarter, (ii) at the time any Proposed Borrowing Base Asset is included in the definition of “Borrowing Base Asset,” (iii) at the time any Borrowing Base Asset is the subject of a Transfer or a release of Liens such that it no longer constitutes a Borrowing Base Asset or (iv) at any time a Borrowing Base Asset fails to satisfy all of the Borrowing Base Conditions, a Borrowing Base Certificate, as at the end of such quarter or as of the applicable date, certified by the Chief Financial

Officer (or other Responsible Officer performing similar functions) of the Parent Guarantor.
     (e) Annual Budgets. As soon as available and in any event within 45 days after the end of each Fiscal Year, forecasts prepared by management of the Parent Guarantor, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on a quarterly basis for the then current Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Termination Date.
     (f) Reconciliation Statements. If, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 4.01(g), the Consolidated financial statements of the Parent Guarantor and its Subsidiaries delivered pursuant to Section 5.03(b), (c) or (f) (i) will differ in any material respect from the Consolidated financial statements that would have been delivered pursuant to such Section had no such change in accounting principles and policies been made, then (i) together with the first delivery of financial statements pursuant to Section 5.03(b), (c) or (f) (i) following such change, Consolidated financial statements of the Parent Guarantor and its Subsidiaries for the fiscal quarter immediately preceding the fiscal quarter in which such change is made, prepared on a pro forma basis as if such change had been in effect during such fiscal quarter, and (ii) together with each delivery of financial statements pursuant to Section 5.03(b), (c) or (f) (i) following such change, a written statement of the chief accounting officer or chief financial officer of the Parent Guarantor setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in Section 5.04) which would have resulted if such financial statements had been prepared without giving effect to such change.
     (g) Material Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(f), and promptly after the occurrence thereof, notice of any adverse change in the status or the financial effect on any Loan Party or any of its Subsidiaries of the Material Litigation from that described on Schedule 4.01(f) hereto.
     (h) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to the holders of its Equity Interests, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.
     (i) Real Property. As soon as available and in any event within 15 days after the end of each fiscal quarter of each Fiscal Year, a report supplementing Schedule 4.01(q) hereto, including an identification of all owned and leased real property acquired or disposed of by any Loan Party or any of its Subsidiaries during such fiscal quarter, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased by any Loan Party or any of its Subsidiaries during such fiscal quarter and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.
     (j) Assets Reports. As soon as available and in any event within 45 days after the end of each quarter of each Fiscal Year, a report listing and describing (in detail reasonably satisfactory to the Administrative Agent) all Assets of the Parent Guarantor and its Subsidiaries as of the end of such quarter in form and substance reasonably satisfactory to the Administrative Agent.
     (k) Environmental Conditions. Notice to the Administrative Agent (i) promptly upon obtaining knowledge of any material violation of any Environmental Law affecting any Asset or the operations thereof or the operations of any of its Subsidiaries, (ii) promptly upon obtaining knowledge of any known release, discharge or disposal of any Hazardous Materials at, from, or into any Asset which it reports in writing or is legally required to report in writing to any governmental authority and which is material in amount or nature or which could reasonably be expected to materially adversely affect the value of such Asset, (iii) promptly upon its receipt of any written notice of material violation of any Environmental Laws or of any material release, discharge or disposal of Hazardous Materials in violation of any Environmental Laws or any matter that could reasonably be expected to result in an Environmental Action, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) such Loan Party’s or any other Person’s operation of any Asset in compliance with Environmental Laws, (B) Hazardous Materials contamination on, from or into any Asset, or (C) investigation or remediation of off-site locations at which such Loan Party or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Materials, or (iv) upon such Loan Party’s obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Materials with respect to which such Loan Party or any Joint Venture could reasonably be expected to incur material liability or for which a Lien may be imposed on any Asset, provided that notice is required only for any of the events described in clauses (i) through (iv) above that could reasonably be expected to result in a Material Adverse Effect, could reasonably be expected to result in a material Environmental Action with respect to any Borrowing Base Asset or could reasonably be expected to result in a Lien against any Borrowing Base Asset.
     (l) Borrowing Base Asset Value. Promptly after discovery of any setoff, claim, withholding or defense asserted or effected against any Loan Party, or to which any Borrowing Base Asset is subject, which could reasonably be expected to (i) have a material adverse effect on the value of a Borrowing Base Asset, (ii) have a Material Adverse Effect or (iii) result in the imposition or assertion of a Lien against any

Borrowing Base Asset which is not a Permitted Lien, notice to the Administrative Agent thereof.
     (m) Compliance with Borrowing Base Asset Conditions. Promptly after obtaining actual knowledge of any condition or event which causes any Borrowing Base Asset to fail to satisfy any of the Borrowing Base Conditions (other than those Borrowing Base Conditions, if any, that have theretofore been waived by the Administrative Agent and the Required Lenders with respect to any particular Borrowing Base Asset, to the extent of such waiver), notice to the Administrative Agent thereof.
     (n) Appraisals. Promptly upon the written request of the Administrative Agent or the Required Lenders and at the expense of the Borrower, Appraisals of the Borrowing Base Assets that are the subject of such request, provided, that so long as no Event of Default then exists, the Borrower shall not be required to deliver an Appraisal of a Borrowing Base Asset more frequently than once during the term of the Facility (other than the Appraisal required in connection with the extension of the Termination Date).
     (o) Other Information. Promptly, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as the Administrative Agent, or any Lender Party through the Administrative Agent, may from time to time reasonably request.
     (p) Management Agreements and Material Contracts. Promptly following execution thereof by all parties thereto, a copy of any Management Agreement or Material Contract entered into with respect to any Borrowing Base Asset after the date hereof.
          SECTION 5.04. Financial Covenants. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have, at any time after the Initial Extension of Credit, any Commitment hereunder, the Parent Guarantor will:
     (a) Parent Guarantor Financial Covenants.
     (i) Maximum Leverage Ratio. Maintain as of each Test Date, a Leverage Ratio of not greater than 0.60:1.00.
     (ii) Maximum Secured Recourse Debt Ratio. Maintain as of each Test Date, a Secured Recourse Debt Ratio of not greater than 20%.
     (iii) Minimum Tangible Net Worth. Maintain at all times tangible net worth of the Parent Guarantor and its Subsidiaries, as determined in accordance with GAAP (but excluding accumulated depreciation on all Real Property), of not less than the sum of $217,514,250 plus an amount equal to 75% times the net cash proceeds of all issuances and primary sales of Equity Interests of the Parent Guarantor or any of its Subsidiaries consummated following the Closing Date.

     (iv) Minimum Ratio of Fixed Rate Debt for Borrowed Money and Debt for Borrowed Money Subject to Hedge Agreements to Debt for Borrowed Money. Maintain as of each Test Date, a ratio of fixed rate Debt for Borrowed Money and Debt for Borrowed Money subject to Hedge Agreements to all Debt for Borrowed Money of not less than 66.67%.
     (v) Maximum Dividend Payout Ratio. Maintain as of each Test Date, a Dividend Payout Ratio of equal to or less than (A) 90% or (B) such greater amount as may be required by applicable law to maintain status as a REIT for tax purposes.
     (vi) Minimum Fixed Charge Coverage Ratio. Maintain as of each Test Date, a Fixed Charge Coverage Ratio of not less than 1.50:1.00.
          (b) Borrowing Base Covenants.
     (i) Maximum Facility Exposure to Borrowing Base Asset Value. Not permit at any time the Facility Exposure at such time to exceed the Total Borrowing Base Value at such time.
     (ii) Minimum Borrowing Base Debt Service Coverage Ratio. Maintain as of each Test Date, a Borrowing Base Debt Service Coverage Ratio of not less than 1.50:1.00.
     (iii) Minimum Appraised Value. Not permit at any time the Appraised Value of the Borrowing Base Assets in the aggregate to be less than $130,000,000.
     (iv) Minimum Number of Borrowing Base Assets. Not permit at any time the number of Campus Housing Assets comprising the Borrowing Base Assets to be fewer than ten.
     (v) Maximum Size of Individual Borrowing Base Asset. Not permit at any time the Appraised Value of any individual Borrowing Base Asset to exceed 15% of the Appraised Value of the Borrowing Base Assets in the aggregate.
     (vi) Minimum Weighted Average Occupancy of the Borrowing Base Assets. Not permit at any time the average occupancy of the Borrowing Base Assets, weighted based upon the number of beds comprising each Borrowing Base Asset, to equal less than 80%.
     All calculations described above in Sections 5.04(a) and 5.04(b) that pertain to the fiscal quarters of the Parent Guarantor ending on or prior to September 30, 2010 shall be made on a pro forma basis, including to give effect to the IPO and the Formation Transactions. To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on any date of determination other than the last day of a fiscal quarter of the Parent Guarantor, such calculations shall be made on a pro forma basis to account for any acquisitions or dispositions of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such

Assets, that have occurred since the last day of the fiscal quarter of the Parent Guarantor most recently ended. To the extent any calculations described in Sections 5.04(a) or 5.04(b) are required to be made on a Test Date relating to an Advance, a merger permitted under Section 5.02(d), a Transfer permitted under Section 5.02(e)(ii)(C) or the release of a Borrowing Base Asset, such calculations shall be made both before and on a pro forma basis after giving effect to such Advance, merger, Transfer or such other event, as applicable. All such calculations shall be reasonably acceptable to the Administrative Agent.
          SECTION 5.05. Ground Lease Covenants.
     (a) Each Loan Party shall (i) pay or cause to be paid on or before the due date thereof all Ground Lease Payments, (ii) perform and observe every covenant to be performed or observed by a Loan Party under the applicable Ground Lease; (iii) refrain from doing anything and not do or permit any act, event or omission, as a result of which, there is reasonably likely to occur a default or breach under any Ground Lease; (iv) promptly give Administrative Agent notice of any default under any Ground Lease upon learning of such default and promptly deliver to Administrative Agent a copy of each notice of default and all responses to such notice of default and all other material instruments, notices or demands received or delivered by a Loan Party under or in connection with the applicable Ground Lease; (v) promptly notify Administrative Agent in writing in the event of the initiation of any litigation or arbitration proceeding affecting a Loan Party or the Real Property under or in connection with the applicable Ground Lease; (vi) not voluntarily or involuntarily, directly or indirectly, surrender, terminate or cancel any Ground Lease nor, without the prior written consent of Administrative Agent, fail to exercise in a timely manner any purchase option(s) or renewal option(s) contained in any Ground Lease; and (vii) not modify, alter or amend any Ground Lease, either orally or in writing without the prior written consent of the Administrative Agent. Any assignment, transfer, conveyance, surrender, termination, cancellation, modification, alteration or amendment of any Ground Lease in contravention of the foregoing shall be void and of no force and effect.
     (b) Each Loan Party acknowledges and agrees that no release or forbearance of any of its obligations under any Ground Lease or otherwise shall release such Loan Party from any of its obligations under the Loan Documents, including without limitation the performance of all of the terms, provisions, covenants, conditions and agreements contained in any applicable Ground Lease, to be kept, performed and complied with by such Loan Party therein.
     (c) In the event of a default by any Loan Party under any Ground Lease, Administrative Agent may (but shall not be obligated to), in its sole discretion and without notice to any Loan Party, cause such default or defaults by such Loan Party to be remedied and otherwise take or perform such other actions as Administrative Agent may reasonably deem necessary or desirable as a result thereof or in connection therewith. Borrower shall reimburse Administrative Agent for all advances reasonably made and expenses reasonably incurred by Administrative Agent in curing any such default(s) (including, without limitation, reasonable attorneys’ fees), together with interest thereon from the date incurred until the same is paid in full to Administrative Agent and all such sums so advanced shall be secured by the applicable Mortgage. The provisions of this subsection are in addition to any other right or remedy given to or allowed Administrative Agent under such Ground Lease or otherwise.
     (d) If any Ground Lease is cancelled or terminated and Administrative Agent or its nominee shall acquire an interest in any new lease of the Real Property, each Loan Party shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease.
     (e) Each Loan Party shall from time to time within ten (10) Business Days of Administrative Agent’s request to execute and deliver, use reasonable efforts to obtain from the ground lessor, an estoppel certificate in a form reasonably acceptable to Administrative Agent certifying to such matters as Administrative Agent may reasonably require, including without limitation, the following: (a) the name of the tenant entitled to possession of the leasehold estate under the applicable Ground Lease; (b) that the applicable Ground Lease is in full force and effect and has not been modified or, if it has been modified, the date of each such modification (together with copies of each modification); (c) the date to which the fixed (or base) rent has been paid under the applicable Ground Lease; (d) the dates to which all other fees or charges have been paid under the applicable Ground Lease; (e) whether any notice of default has been sent to any Loan Party under the applicable Ground Lease which has not been cured, and if such notice has been sent, the date it was sent and the nature of the default; (f) to the best of the ground lessor’s knowledge, whether any Loan Party is in default under such Ground Lease, and if so, the nature thereof in reasonable detail.
     (f) Notwithstanding anything contained herein or otherwise to the contrary, Administrative Agent shall not have any liability or obligation under any Ground Lease, by virtue of its acceptance of the applicable Mortgage. Each Loan Party acknowledges and agrees that Administrative Agent shall be liable for the obligations of a Loan Party arising under any Ground Lease, as applicable, for only that period of time, if any, during which Administrative Agent is in possession of the leasehold estate created thereby and has acquired, by foreclosure, power of sale or otherwise, and is holding, all of such Loan Party’s right, title and interest as tenant under the applicable Ground Lease.
     (g) Notwithstanding anything contained herein or otherwise to the contrary, each Loan Party hereby assigns, transfers and sets over to Administrative Agent any and all rights and interests that may arise in favor of such Loan Party in connection with or as a result of the bankruptcy or insolvency of the ground lessor, as applicable, including, without limitation, all of such Loan Party’s right, title and interest in, to and under §365 of the Bankruptcy Code (11 U.S.C. §365), as the same may be amended, supplemented or modified from time to time.
     (h) In the event that it is claimed by any governmental authority that any tax is due, unpaid or payable by a Loan Party upon or in connection with any Ground Lease, such Loan Party shall promptly either (a) pay such tax, charge or imposition when due and deliver to Administrative Agent reasonably satisfactory proof of payment thereof or (b) contest such tax in accordance with the applicable provisions of this Agreement. If liability for such tax is asserted against Administrative Agent, Administrative Agent will give to such Loan Party prompt notice of such claim, and such Loan Party, upon complying with the provisions of this Agreement shall have full right and authority to contest such claim.
     (i) It shall be an immediate Event of Default hereunder if: (a) a Loan Party shall fail in the payment of any Ground Lease Payments as and when the same is payable under the applicable Ground Lease (unless waived by the ground lessor under such Ground Lease); (b) there shall occur any default by a Loan Party under the applicable Ground Lease in the observance or performance of any term, covenant or condition on the part of such Loan Party to be observed or performed thereunder (unless waived by the lessor under such Ground Lease); (c) any one or more of the events referred to in the applicable Ground Lease shall occur which would cause the applicable Ground Lease to terminate without notice or action by the ground lessor under such Ground Lease or which would entitle the ground lessor to terminate such Ground Lease by giving notice to a Loan Party (unless waived by the lessor under such Ground Lease); (d) the leasehold estate created by any Ground Lease shall be surrendered or such Ground Lease shall be terminated or canceled for any reason or under any circumstances, or (e) any of the terms, covenants or conditions of any Ground Lease shall in any manner be materially modified, changed, supplemented, altered, or amended without the prior written consent of Administrative Agent.
ARTICLE VI
EVENTS OF DEFAULT
          SECTION 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:
     (a) Failure to Make Payments When Due. (i) The Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) the Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within three Business Days after the same becomes due and payable; or
     (b) Breach of Representations and Warranties. Any representation or warranty made by any Loan Party (or any of its officers or the officers of its general partner or managing member, as applicable) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or
     (c) Breach of Certain Covenants. The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.03(e), 2.14, 5.01(d), (e), (f), (i), (j), (n), (o), (p), (q), (r) or (s), 5.02, 5.03 or 5.04; or
     (d) Other Defaults under Loan Documents. Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after the earlier of the date on which (i) a Responsible Officer becomes aware of such failure or (ii) written notice thereof shall have been given to the Borrower by any Agent or any Lender Party; or
     (e) Cross Defaults. (i) Any Loan Party or any Subsidiary thereof shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Material Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise and after the expiration of any cure period thereunder); or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Material Debt, if (A) the effect of such event or condition is to permit the acceleration of the maturity of such Material Debt or otherwise permit the holders thereof to cause such Material Debt to mature, and (B) such event or condition shall remain unremedied or otherwise uncured for a period of 30 days; or (iii) the maturity of any such Material Debt shall be accelerated or any such Material Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Material Debt shall be required to be made, in each case prior to the stated maturity thereof; or
     (f) Insolvency Events. Any Loan Party or any Subsidiary thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any Subsidiary thereof seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any Subsidiary thereof shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or
     (g) Monetary Judgments. Any judgments or orders, either individually or in the aggregate, for the payment of money in excess of $5,000,000 shall be rendered against any Loan Party or any Subsidiary thereof and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the respective Loan Party or Subsidiary and the insurer covering full payment of such unsatisfied amount and (B) such insurer, which shall be rated at least “A” by

A.M. Best Company, has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or
     (h) Non-Monetary Judgments. Any non-monetary judgment or order shall be rendered against any Loan Party or Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or
     (i) Unenforceability of Loan Documents. Any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any Loan Party which is party to it, or any such Loan Party shall so state in writing; or
     (j) Security Failure. Any Collateral Document or financing statement after delivery thereof pursuant to Section 3.01 or 5.01(j) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the Collateral purported to be covered thereby; or
     (k) Change of Control. A Change of Control shall occur; or
     (l) ERISA Events. Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $5,000,000;
then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and (B) by notice to each party required under the terms of any agreement in support of which a Letter of Credit is issued, request that all Obligations under such agreement be declared to be due and payable; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under any Bankruptcy Law, (y) the Commitments of each Lender Party and the obligation of each Lender Party to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c) and Swing Line Advances by a Lender pursuant to Section 2.02(b)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (z) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.
          SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent’s office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent or the Issuing Bank determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agents and the Lender Parties with respect to the Obligations of the Loan Parties under the Loan Documents, or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent, as the case may be, determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable, to the extent permitted by applicable law.
ARTICLE VII
GUARANTY
          SECTION 7.01. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party. This Guaranty is and constitutes a guaranty of payment and not merely of collection.
          (b) Each Guarantor, the Administrative Agent and each other Lender Party and, by its acceptance of the benefits of this Guaranty, each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Guarantors, the Administrative Agent, the other Lender Parties and, by their acceptance of the benefits of this Guaranty, the other Secured Parties hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.
          (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
          SECTION 7.02. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of this Agreement or the other Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower, any other Loan Party or any of their Subsidiaries or otherwise;
     (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
     (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
     (f) any failure of the Administrative Agent or any other Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such other Secured Party (each Guarantor waiving any duty on the part of the Administrative Agent and each other Secured Party to disclose such information);
     (g) the failure of any other Person to execute or deliver this Agreement, any other Loan Document, any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or
     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.
          SECTION 7.03. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral.
          (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.
          (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or any other Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.
          (d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.
          (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any other Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, any other Loan Party or any of their Subsidiaries now or hereafter known by the Administrative Agent or such other Secured Party.
          (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by this Agreement and the other Loan Documents and that the waivers set forth in Section 7.02 and this Section 7.03 are knowingly made in contemplation of such benefits.
          SECTION 7.04. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty, this Agreement or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit shall have expired or been terminated, all Secured Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the termination in whole of the Commitments and (c) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) the termination in whole of the Commitments shall have occurred and (iv) all Letters of Credit and all Secured Hedge Agreements shall have expired or been terminated, the Administrative Agent and the other Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
          SECTION 7.05. Guaranty Supplements. Upon the execution and delivery by any Person of a Guaranty Supplement, (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Agreement to a “Guarantor” or a “Loan Party” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Agreement”, “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Agreement and this Guaranty, and each reference in any other Loan Document to the “Loan Agreement”, “Guaranty”, “thereunder”, “thereof” or words of like import referring to this Agreement and this Guaranty, shall mean and be a reference to this Agreement and this Guaranty as supplemented by such Guaranty Supplement.
          SECTION 7.06. Indemnification by Guarantors. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Administrative Agent or the Secured Parties under this Agreement, this Guaranty or the other Loan Documents, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Administrative Agent, each other Secured Party and each of their Affiliates and their respective officers, directors, employees, agents, partners and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.
          (b) Each Guarantor hereby also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents.
          SECTION 7.07. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 7.07.

          (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor may receive regularly scheduled payments or payments made in the ordinary course of business from any other Loan Party on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.
          (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.
          (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.
          (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Loan Party), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).
          SECTION 7.08. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the termination in whole of the Commitments and (iii) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements, (b) be binding upon the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their successors, transferees and assigns.
ARTICLE VIII
THE AGENTS

          SECTION 8.01. Authorization and Action; Appointment of Supplemental Collateral Agents. (a) Each Lender Party (in its capacities as a Lender, the Swing Line Bank (if applicable) and as an Issuing Bank (if applicable) and on behalf of itself and its Affiliates as potential Hedge Banks) hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender Party prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. Notwithstanding anything to the contrary in any Loan Document, no Person identified as a syndication agent, documentation agent, senior manager, joint lead arranger or joint book running manager, in such Person’s capacity as such, shall have any obligations or duties to any Loan Party, the Administrative Agent or any other Secured Party under any of such Loan Documents. In its capacity as the Lender Parties’ contractual representative, Agents are each a “representative” of the Lender Parties as used within the meaning of “Secured Party” under Section 9-102 of the Uniform Commercial Code.
          (b) Anything contained herein or in the Collateral Documents to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more trustees, co-trustees, collateral co-agents or collateral subagents (each, a “Supplemental Collateral Agent”) with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Supplemental Collateral Agent with respect to any Collateral, (i) such Supplemental Collateral Agent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent under the Collateral Documents with respect to such Collateral; (ii) such Supplemental Collateral Agent shall be deemed to be an “Agent” for purposes of this Agreement and the other Loan Documents, and the provisions of Section 21 of the Security Agreement, this Article and Section 9.04 hereof that refer to the Agents (or either of them) shall inure to the benefit of such Supplemental Collateral Agent, and all references therein and in the other Loan Documents to the Collateral Agent shall be deemed to be references to the Collateral Agent and/or such Supplemental Collateral Agent, as the context may require; and (iii) the term “Collateral Agent”, when used herein or in any applicable Collateral Document in relation to the Liens on or security interests in such Collateral granted in favor of the Collateral Agent, and any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall be deemed to include such Supplemental Collateral Agent; provided, however, that no such Supplemental Collateral Agent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent. Should any instrument in writing from the Borrower or any other Loan Party be reasonably required by any Supplemental Collateral Agent so appointed by the Collateral Agent to more fully or certainly vest in and confirming to such Supplemental Collateral Agent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. If any Supplemental Collateral Agent, or successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall automatically vest in and be exercised by the Collateral Agent until the appointment of a new Supplemental Collateral Agent.
          SECTION 8.02. Agents’ Reliance, Etc. Neither any Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent: (a) in the case of the Administrative Agent, may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Accession Agreement entered into by an Acceding Lender as provided in Section 2.17 or an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Accession Agreement or Assignment and Acceptance, as the case may be, in each case as provided in Section 9.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or the existence at any time of any Default under the Loan Documents or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex or other electronic communication) believed by it to be genuine and signed or sent by the proper party or parties.
          SECTION 8.03. Citibank and Affiliates. With respect to its Commitments, the Advances made by it and the Notes issued to it, Citibank shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not an Agent; and the term “Lender Party” or “Lender Parties” shall, unless otherwise expressly indicated, include Citibank in its individual capacity. Citibank and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any Subsidiary of any Loan Party and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if Citibank were not the Administrative Agent or the Collateral Agent and without any duty to account therefor to the Lender Parties.

          SECTION 8.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon any Agent or any other Lender Party and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon any Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Nothing in this Agreement or any other Loan Document shall require any Agent or any of its respective directors, officers, agents or employees to carry out any “know your customer” or other checks in relation to any Person on behalf of any Lender Party and each Lender Party confirms to the Agents that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Agent or any of its respective directors, officers, agents or employees.
          SECTION 8.05. Indemnification by Lender Parties. (a) Each Lender Party severally agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents (collectively, the “Indemnified Costs”); provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender Party or any other Person.
          (b) Each Lender Party severally agrees to indemnify each Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party’s ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender Party agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower.
          (c) For purposes of this Section 8.05, the Lender Parties’ respective ratable shares of any amount shall be determined, at any time, according to their respective Revolving Credit Commitments at such time. The failure of any Lender Party to reimburse any Agent or any Issuing Bank, as the case may be, promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to such Agent or such Issuing Bank, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Agent or such Issuing Bank, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Agent or such Issuing Bank, as the case may be, for such other Lender Party’s ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.
          SECTION 8.06. Successor Agents. Any Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lender Parties and the Borrower and may be removed at any time for cause by the Required Lenders; provided, however, that any removal of the Administrative Agent will not be effective until it has been replaced as Collateral Agent and it (or its Affiliate) has been replaced as an Issuing Bank and released from all obligations in respect thereof. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent (which successor Agent shall be reasonably acceptable to the Borrower). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent’s giving of notice of resignation or the Required Lenders’ removal of the retiring Agent, then the retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, and, in the case of a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages and Assignments of Leases, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Agent’s resignation or removal under this Section 8.06 no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Agent’s resignation or removal shall become effective, (ii) the retiring Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above. After any retiring Agent’s resignation or removal hereunder as an Agent shall have become effective, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

          SECTION 8.07. Relationship of Agents and Lenders. The relationship between Agents (or either of them) and the Lenders, and the relationship among the Lenders, is not intended by the parties to create, and shall not create, any trust, joint venture or partnership relation between them.
ARTICLE IX
MISCELLANEOUS
          SECTION 9.01. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time:
     (i) modify the definition of Required Lenders or otherwise change the percentage vote of the Lenders required to take any action under this Agreement or any other Loan Document,
     (ii) release the Borrower with respect to the Obligations or, except to the extent expressly permitted under this Agreement, reduce or limit the obligations of any Guarantor under Article VII or release such Guarantor or otherwise limit such Guarantor’s liability with respect to the Guaranteed Obligations,
     (iii) release all or substantially all of the Collateral (other than pursuant to Section 5.02(e) or 9.11) or permit the Loan Parties to encumber the Collateral, except as expressly permitted in the Loan Documents prior to giving effect to such amendment,
     (iv) amend this Section 9.01,
     (v) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, other than as provided by Section 2.17,
     (vi) forgive or reduce the principal of, or interest on, the Obligations of the Loan Parties under the Loan Documents or any fees or other amounts payable thereunder,
     (vii) postpone or extend any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, or
     (viii) extend the Termination Date, other than as provided by Section 2.16;
provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or obligations of the Swing Line Bank or of the Issuing Banks, as the case may be, under this Agreement; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent or the Collateral Agent, as the case may be, under this Agreement or the other Loan Documents.
          (b) In the event that (1) any Lender shall refuse to consent to a waiver or amendment to, or a departure from, the provisions of this Agreement which requires the consent of all Lenders and that has been consented to by the Administrative Agent and the Required Lenders or (2) any Lender Party makes a demand for payment pursuant to Section 2.10(a) or (b) or (3) any Loan Party is required to pay additional amounts to a Lender Party pursuant to Section 2.12(a) or (b) or (c) or (4) any Lender fails to make any Advance to be made by it as part of any Borrowing on a date when the other Lenders make their Advances as contemplated under this Agreement (any such Lender, a “Potential Assignor Lender”), then the Borrower shall have the right, upon written demand to such Potential Assignor Lender and the Administrative Agent given within 30 days after the first date on which such consent was solicited in writing from the Lenders by the Administrative Agent or the first date on which the Lender Party made a demand for payment or failed to make the Advance (a “Potential Assignment Event Date”), to cause such Potential Assignor Lender to assign its rights and obligations under this Agreement at par (including, without limitation, its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to an Eligible Assignee designated by the Borrower and approved by the Administrative Agent (such approval not to be unreasonably withheld) (a “Replacement Lender”), provided that (i) as of such Potential Assignment Event Date, no Default or Event of Default shall have occurred and be continuing, and (ii) with respect to clause (1) above only, as of the date of the Borrower’s written demand to replace such Potential Assignor Lender, no Default or Event of Default shall have occurred and be continuing other than a Default or Event of Default that resulted solely from the subject matter of the waiver or amendment for which such consent was being solicited from the Lenders by the Administrative Agent. The Replacement Lender shall purchase such interests of the Potential Assignor Lender and shall assume the rights and obligations of the Potential Assignor Lender under this Agreement upon execution by the Replacement Lender of an Assignment and Acceptance delivered pursuant to Section 9.07. Any Lender that becomes a Potential Assignor Lender agrees that, upon receipt of notice from the Borrower given in accordance with this Section 9.01(b) it shall promptly execute and deliver an Assignment and Acceptance with a Replacement Lender as contemplated by this Section.
          SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be either (x) in writing (including telecopier communication) and mailed, telecopied or delivered by hand or by overnight courier service, (y) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), in an electronic medium and delivered as set forth in Section 9.02(b) or (z) as and to the extent expressly permitted in this Agreement, transmitted by e-mail, provided that such e-mail shall in all cases include an attachment (in PDF format or similar format) containing a legible signature of the person providing such notice, if to the Borrower, at its address at 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211, Attention: Donald L. Bobbitt, Jr., with a copy to Bradley Arant Boult Cummings LLP, 1819 Fifth Avenue North, Birmingham, Alabama 35203, Attention: Dawn Helms Sharff or, if applicable, at donnie.bobbitt@campuscrest.com (with a copy to dsharff@babc.com) (and in the case of transmission by e mail, with a copy by U.S. mail to 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211, Attention: Donald L. Bobbitt, Jr., with a copy to Bradley Arant Boult Cummings LLP, 1819 Fifth Avenue North, Birmingham,

Alabama 35203, Attention: Dawn Helms Sharff); if to any Initial Lender, at its Domestic Lending Office or, if applicable, at the telecopy number or e-mail address specified opposite its name on Schedule I hereto (and in the case of a transmission by e-mail, with a copy by U.S. mail to its Domestic Lending Office); if to any other Lender Party, at its Domestic Lending Office or, if applicable, at the telecopy number or e-mail address specified in the Assignment and Acceptance pursuant to which it became a Lender Party (and in the case of a transmission by e-mail, with a copy by U.S. mail to its Domestic Lending Office); if to the Initial Issuing Bank, at its address at 1615 Brett Road, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department, or, if applicable, at GLAgentOfficeOps@citigroup.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to 1615 Brett Road, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department); and if to the Administrative Agent, the Collateral Agent or the Swing Line Bank, at its address at 1615 Brett Road, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department, or, if applicable, at GLAgentOfficeOps @citigroup.com (and in the case of a transmission by e-mail, with a copy by U.S. mail to 1615 Brett Road, New Castle, Delaware 19720, Attention: Bank Loan Syndications Department) or, as to the Borrower or any Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent. All notices, demands, requests, consents and other communications described in this clause (a) shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, three (3) Business Days after the date such notice, demand, request, consent or other communication is deposited in the mails, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 9.02(b) to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified in respect of such posting that a communication has been posted to the Approved Electronic Platform, provided that if requested by any Lender Party, the Administrative Agent shall deliver a copy of the Communications to such Lender Party by e-mail or telecopier and (iv) if delivered by electronic mail or any other telecommunications device, when receipt is confirmed by electronic mail as provided in this clause (a); provided, however, that notices and communications to any Agent pursuant to Article II, III or VIII or to the Collateral Agent under the Collateral Documents shall not be effective until received by such Agent or the Collateral Agent, as the case may be. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof. Each Lender Party agrees (i) to notify the Administrative Agent in writing of such Lender Party’s e-mail address to which a notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender Party becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender Party) and (ii) that any notice may be sent to such e-mail address.
          (b) Notwithstanding clause (a) (unless the Administrative Agent requests that the provisions of clause (a) be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify to the Borrower. Nothing in this clause (b) shall prejudice the right of the Administrative Agent or any Lender Party to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Borrower effect delivery in such manner.
          (c) Each of the Lender Parties and each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lender Parties by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lender Parties and each Loan Party acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lender Parties and each Loan Party hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution
          (d) THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT NOR ANY OF ITS DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS ANY LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS DIRECTORS, OFFICERS, AGENTS OR

EMPLOYEES IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.
          (e) Each of the Lender Parties and each Loan Party agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.
          SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          SECTION 9.04. Costs and Expenses. (a) Each Loan Party agrees jointly and severally to pay on demand (i) all reasonable out-of-pocket costs and expenses of each Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses, (B) the reasonable fees and expenses of counsel for such Agent with respect thereto (including, without limitation, with respect to reviewing and advising on any matters required to be completed by the Loan Parties on a post-closing basis), with respect to advising such Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any proceeding ancillary thereto and (C) the reasonable fees and expenses of counsel for such Agent with respect to the preparation, execution, delivery and review of any documents and instruments at any time delivered pursuant to Sections 3.01, 3.02, 5.01(j) or 5.01(k) and (ii) all reasonable out-of-pocket costs and expenses of each Agent and each Lender Party in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for such Agent and each Lender Party with respect thereto).
          (b) Each Loan Party agrees to indemnify, defend and save and hold harmless each Indemnified Party from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated. Each Loan Party also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents.
          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.06, 2.09(b)(i), 2.10(d) or 2.17(e), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.
          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by any Agent or any Lender Party, in its sole discretion.
          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrower and the other Loan Parties contained in Sections 2.10 and 2.12, Section 7.06 and this Section 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.
          SECTION 9.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Agent and each Lender Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender Party or such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations of the Borrower or such Loan Party now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured.
          SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, each Guarantor named on the signature pages hereto and the Administrative Agent shall have been notified by each Initial Lender and each Initial Issuing Bank that such Initial Lender or such Initial Issuing Bank, as the case may be, has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantors named on the signature pages hereto and each Agent and each Lender Party and their respective successors and assigns, except that neither the Borrower nor any other Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.
          SECTION 9.07. Assignments and Participations; Replacement Notes. (a) Each Lender may (and, if demanded by the Borrower in accordance with Section 9.01(b) will) assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more of the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or a Fund Affiliate of any Lender or an assignment of all of a Lender’s rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 under each Facility or an integral multiple of $1,000,000 in excess thereof (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Borrower), (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to Section 9.01(b) shall be an assignment of all rights and obligations of the assigning Lender under this Agreement, (v) no such assignments shall be permitted (A) until the Administrative Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, without the consent of the Administrative Agent, and (B) at any other time without the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and, except if such assignment is being made by a Lender to an Affiliate or Fund Affiliate of such Lender, a processing and recordation fee of $3,500; provided, however, that for each such assignment made as a result of a demand by the Borrower pursuant to Section 9.01(b), the Borrower shall pay to the Administrative Agent the $3,500 processing and recordation fee.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (ii) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12, 7.06, 8.05 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender’s or Issuing Bank’s rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).
          (c) By executing and delivering an Assignment and Acceptance, each Lender Party assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.
          (d) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender Party from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Agent or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.
          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each other Agent. In the case of any assignment by a Lender, within five Business Days after receipt of a request therefor, the Borrower, at its own expense, shall, if requested by the applicable Lender, execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a substitute Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if any assigning Lender has retained a Commitment hereunder under such Facility, a substitute Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such substitute Note or Notes, if any, shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.
          (f) Each Issuing Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank’s rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof, (ii) each such assignment shall be to an Eligible Assignee and (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500, provided that such fee shall not be payable if the assigning Issuing Bank is making such assignment simultaneously with the assignment in its capacity as a Lender of all or a portion of its Revolving Credit Commitment to the same Eligible Assignee.
          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender Party’s obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party’s rights and obligations under this Agreement, (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan

Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral and (vi) if, at the time of such sale, such Lender Party was entitled to payments under Section 2.12(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to such participant on such date, provided that such participant complies with the requirements of Section 2.12(e) as if it were a Lender hereunder.
          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Loan Parties (or any of them) furnished to such Lender Party by or on behalf of any Loan Party; provided, however, that prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Information received by it from such Lender Party on the same terms as provided in Section 9.10.
          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.
          (j) Upon notice to the Borrower from the Administrative Agent or any Lender of the loss, theft, destruction or mutilation of any Lender’s Note, the Borrower will execute and deliver, in lieu of such original Note, a replacement promissory note, identical in form and substance to, and dated as of the same date as, the Note so lost, stolen or mutilated, subject to delivery by such Lender to the Borrower of an affidavit of lost note and indemnity in customary form. Upon the execution and delivery of the replacement Note, all references herein or in any of the other Loan Documents to the lost, stolen or mutilated Note shall be deemed references to the replacement Note.
          (k) If for any reason other than a good faith dispute any Lender shall fail or refuse to abide by its obligations hereunder, and such Lender shall not have cured such failure or refusal within five (5) Business Days of its occurrence (a “Lender Default”), then, in addition to the rights and remedies that may be available to Administrative Agent, Lenders, or any Loan Party at law or in equity, such Lender’s right to vote on matters related to this Agreement other than those matters set forth in Section 9.01(a)(v), (vi), (vii) or (viii), and to participate in the administration of the Advances and this Agreement, shall be suspended during the pendency of such failure or refusal; provided, however, that during the existence of such Lender Default, if such defaulting Lender is the only Lender to refuse to consent to a matter set forth in Section 9.01(a)(v), (vi), (vii) or (viii), then the proviso in the first sentence of Section 9.01(b) shall not apply if such Lender Default is continuing. Administrative Agent shall have the right, but not the obligation, in its sole discretion, to acquire at par all of such Lender’s Commitment, including its Pro Rata Share in the Obligations under this Agreement. In the event that Administrative Agent does not exercise its right to so acquire all of such Lender’s interests, then each Lender for whom there does not exist a Lender Default (each, a “Current Party”) shall then, thereupon, have the right, but not the obligation, in its sole discretion to acquire at par (or if more than one Current Party exercises such right, each Current Party shall have the right to acquire, pro rata) such Lender’s Commitment, including its Pro Rata Share in the outstanding Obligations under this Agreement.
          SECTION 9.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 9.09. No Liability of the Issuing Banks. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither any Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) such Issuing Bank’s willful misconduct or gross negligence as determined in a final, non-appealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) such Issuing Bank’s willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
          SECTION 9.10. Confidentiality. (a) Each of the Agents, the Lender Parties and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions at least as restrictive as those of this Section, (vii) to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (viii) to any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (ix) to any rating agency, (x) the CUSIP Service Bureau or any similar organization, (xi) with the consent of the Borrower or (xii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to such Agent, such Lender Party, the Issuing Bank or any of their respective Affiliates on a non-confidential basis from a source other than a Loan Party or any of its Subsidiaries without such Agent, such Lender Party, the Issuing Bank or any of their respective Affiliates having knowledge that a duty of confidentiality to the Loan Parties or any of their Subsidiaries has been breached. For purposes of this Section, “Information” means all information received from a Loan Party or any of its Subsidiaries (including the Fee Letter and any information obtained based on a review of the books and records of the Parent Guarantor or any of its Subsidiaries) relating to any Loan Party or any of their Subsidiaries or any of their respective businesses. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
          (b) Certain of the Lender Parties may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that does not contain material non-public information with respect to any of the Loan Parties, any of their Subsidiaries or their respective securities (“Restricting Information”). Other Lender Parties may enter into this Agreement and take or not take action hereunder or under the other Loan Documents on the basis of information that may contain Restricting Information. Each Lender Party acknowledges that United States federal and state securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other Person. None of any Agent or any of its respective directors, officers, agents or employees shall, by making any Communications (including Restricting Information) available to a Lender Party, by participating in any conversations or other interactions with a Lender Party or otherwise, make or be deemed to make any statement with regard to or otherwise warrant that any such information or Communication does or does not contain Restricting Information nor shall any Agent or any of its respective directors, officers, agents or employees be responsible or liable in any way for any decision a Lender Party may make to limit or to not limit its access to Restricting Information. In particular, none of any Agent or any of its respective directors, officers, agents or employees (i) shall have, and each Agent, on behalf of itself and each of its directors, officers, agents and employees, hereby disclaims, any duty to ascertain or inquire as to whether or not a Lender Party has or has not limited its access to Restricting Information, such Lender Party’s policies or procedures regarding the safeguarding of material, nonpublic information or such Lender Party’s compliance with applicable laws related thereto or (ii) shall have, or incur, any liability to any Loan Party, any Lender Party or any of their respective Affiliates, directors, officers, agents or employees arising out of or relating to any Agent or any of its respective directors, officers, agents or employees providing or not providing Restricting Information to any Lender Party, other than as found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of any Agent or any of its respective directors, officers, agents or employees.
          (c) Each Loan Party agrees that (i) all Communications it provides to any Agent intended for delivery to the Lender Parties whether by posting to the Approved Electronic Platform or otherwise shall be clearly and conspicuously marked “PUBLIC” if such Communications are determined by the Loan Parties in good faith not to contain Restricting Information which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof, (ii) by marking Communications “PUBLIC,” each Loan Party shall be deemed to have authorized the Agents and the Lender Parties to treat such Communications as either publicly available information or not material information (although such Communications shall remain subject to the confidentiality undertakings of Section 9.10(a)) with respect to such Loan Party or its securities for purposes of United States Federal and state securities laws, (iii) all Communications marked “PUBLIC” may be delivered to all Lender Parties and may be made available through a portion of the Approved Electronic Platform designated “Public Side Information” and (iv) the Agents shall be entitled to treat any Communications that are not marked “PUBLIC” as Restricting Information and may post such Communications to a portion of the Approved Electronic Platform not designated “Public Side Information” (and shall not post such Communications to a portion of the Approved Electronic Platform designated “Public Side Information”). Neither Agent nor any of its respective Affiliates shall be responsible for any statement or other designation by a Loan Party regarding whether a Communication contains or does not contain material non-public information with respect to any of the Loan Parties or their securities nor shall the Agents or any of their respective Affiliates incur any liability to any Loan Party, any Lender Party or any other Person for any action taken by any Agent or any of its respective Affiliates based upon such statement or designation, including any action as a result of which Restricting Information is provided to a Lender Party that may decide not to take access to Restricting Information. Nothing in this Section 9.10(c) shall modify or limit a Person’s obligations under Section 9.10 with regard to Communications and the maintenance of the confidentiality of or other treatment of Information.
          (d) Each Lender Party acknowledges that circumstances may arise that require it to refer to Communications that might contain Restricting Information. Accordingly, each Lender Party agrees that it will nominate at least one designee to receive Communications (including Restricting Information) on its behalf and identify such designee (including such designee’s contact information) in writing to the Administrative Agent. Each Lender Party agrees to notify the Administrative Agent from time to time of such Lender Party’s designee’s e-mail address to which notice of the availability of Restricting Information may be sent by electronic transmission.
          (e) Each Lender Party acknowledges that Communications delivered hereunder and under the other Loan Documents may contain Restricting Information and that such Communications are available to all Lender Parties generally. Each Lender Party that elects not to take access to Restricting Information does so voluntarily and, by such election, acknowledges and agrees that the Agents and other Lender Parties may have access to Restricting Information that is not available to such electing Lender Party. Each such electing Lender Party acknowledges the possibility that, due to its election not to take access to Restricting Information, it may not have access to any Communications (including, without being limited to, the items required to be made available to the Administrative Agent in Section 5.03 unless or until such Communications (if any) have been filed or incorporated into documents which have been filed with the Securities and Exchange Commission by the Parent). None of the Loan Parties, Agents or any Lender Party with access to Restricting Information shall have any duty to disclose such Restricting Information to such electing Lender Party or to use such Restricting Information on behalf of such electing Lender Party, and shall not be liable for the failure to so disclose or use, such Restricting Information.
          (f) Sections 9.10(b), (c), (d) and (e) are designed to assist the Agents, the Lender Parties and the Loan Parties, in complying with their respective contractual obligations and applicable law in circumstances where certain Lender Parties express a desire not to receive Restricting Information notwithstanding that certain Communications hereunder or under the other Loan Documents or other information provided to the Lender Parties hereunder or thereunder may contain Restricting Information. None of any Agent or any of its respective directors, officers, agents or employees warrants or makes any other statement with respect to the adequacy of such provisions to achieve such purpose nor does any Agent or any of its respective directors, officers, agents or employees warrant or make any other statement to the effect that a Loan Party’s or Lender Party’s adherence to such provisions will be sufficient to ensure compliance by such Loan Party or Lender Party with its contractual obligations or its duties under applicable law in respect of Restricting Information and each of the Lender Parties and each Loan Party assumes the risks associated therewith.
          SECTION 9.11. Release of Collateral. (a) Upon (i) the sale, lease, transfer or other disposition of any item of Collateral of any Loan Party (including, without limitation, (x) as a result of a sale of the Equity Interests in the Loan Party that owns such Collateral, and (y) any Transfer pursuant to Section 5.02(e)(ii)(B) or (C)) that is permitted by the terms of the Loan Documents or (ii) any designation of any Borrowing Base Asset as a non-Borrowing Base Asset that is permitted by Section 5.02(e)(ii)(C), then, in either such event, the Collateral Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Document in accordance with the terms of the Loan Documents.
          (b) Upon the latest to occur of (i) the payment in full in cash of the Secured Obligations, (ii) the termination in whole of the Commitments and (iii) the termination or expiration of all Letters of Credit and all Secured Hedge Agreements, the Liens granted by the Collateral Documents shall terminate and all rights to the Collateral shall revert to the applicable Loan Party. Upon any such termination, the Collateral Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Parties such documents as such Loan Parties shall reasonably request to evidence such termination.

          SECTION 9.12. Patriot Act Notification. Each Lender and each Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Parent Guarantor and the Borrower shall, and shall cause each of their Subsidiaries to, provide, to the extent commercially reasonable, such information and take such actions as are reasonably requested by any Agents or any Lenders in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.
          SECTION 9.13. Jurisdiction, Etc. (a) With respect to all matters arising out of or relating to this Agreement, any of the other Loan Documents, or any other letter agreement or other undertaking concerning the financing contemplated therein, each of the parties hereto hereby irrevocably and unconditionally, on behalf of itself, its properties, and to the extent it may lawfully do so, its parent entities, present and future subsidiaries, affiliates, transferees, assigns, acquirers, officers, directors, employees, partners, members, shareholders, and successors in interest, (i) submits to the exclusive jurisdiction of the U.S. District Court for the Southern District of New York State or, if that court does not have subject jurisdiction, in any State court located in the City and County of New York; (ii) agrees that all such matters may be heard and determined in such courts, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum, (iv) agrees that a final judgment of such courts shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, and (v) waives any immunity (sovereign or otherwise) from jurisdiction of any court or from any legal process or setoff to which its or its properties or assets may be entitled.
          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          SECTION 9.14. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 9.15. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE OTHER LOAN PARTIES, THE AGENTS AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT OR THE ACTIONS OF ANY AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

[Balance of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER: CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP
By:	Campus Crest Communities GP, LLC,
Its General Partner

By:	Campus Crest Communities, Inc.
Its Sole Member

By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

PARENT GUARANTOR: CAMPUS CREST COMMUNITIES, INC.
By:	/s/ Donald L. Bobbitt, Jr.
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS: CAMPUS CREST AT STEPHENVILLE, LP
By:	Campus Crest GP II, LLC
Its General Partner

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT LUBBOCK, LP
By:	Campus Crest GP II, LLC
Its General Partner

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT WACO, LP
By:	Campus Crest GP II, LLC
Its General Partner

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT WICHITA FALLS, LP
By:	Campus Crest GP II, LLC
Its General Partner

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT SAN MARCOS, LP
By:	Campus Crest GP II, LLC
Its General Partner

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT MOBILE PHASE II, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT CHENEY, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT JONESBORO, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT TROY, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT MURFREESBORO, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST AT WICHITA, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST WACO LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST WICHITA FALLS LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST CHENEY LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST JONESBORO LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST TROY LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST MURFREESBORO LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST WICHITA LESSOR, LLC
By:	Campus Crest Properties, LLC
Its Manager

By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

CAMPUS CREST GP II, LLC
By:	/s/ Michael S. Hartnett
	Name:	Michael S. Hartnett
	Title:	Manager

SWING LINE BANK: CITIBANK, N.A.
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

INITIAL ISSUING BANK: CITIBANK, N.A.
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

ADMINISTRATIVE AGENT: CITIBANK, N.A.
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

COLLATERAL AGENT: CITIBANK, N.A.
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

INITIAL LENDERS: BARCLAYS BANK PLC
By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

CITIBANK, N.A.
By:	/s/ John Rowland
	Name:	John Rowland
	Title:	Director

GOLDMAN SACHS BANK USA
By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

RAYMOND JAMES BANK, FSB
By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Vice President

ROYAL BANK OF CANADA
By:	/s/ Dan LePage
	Name:	Dan LePage
	Title:	Authorized Signatory

EXHIBIT A to the
CREDIT AGREEMENT
FORM OF NOTE
(See Attached)

PROMISSORY NOTE

$[ ]	Dated: October [__], 2010
               FOR VALUE RECEIVED, the undersigned, CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), HEREBY PROMISES TO PAY [  ] (the “Lender”) for the account of Lender’s Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving Credit Advances, the Letter of Credit Advances and the Swing Line Advances (each as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of October [  ], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the Lender and certain other lender parties party thereto, Campus Crest Communities, Inc., as Parent Guarantor, the Subsidiary Guarantors party thereto, Citibank, N.A., as Collateral Agent and as Administrative Agent for the Lender and such other lender parties and the Arrangers party thereto, on the Termination Date.
               The Borrower promises to pay to the Lender, in the care of Citibank, N.A., as Administrative Agent, interest on the unpaid principal amount of each Revolving Credit Advance, Letter of Credit Advance and Swing Line Advance owing to the Lender from the date of such Revolving Credit Advance, Letter of Credit Advance or Swing Line Advance, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.
               Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, at 1615 Brett Road, New Castle, Delaware 19720, in same day funds. Each Revolving Credit Advance, Letter of Credit Advance and Swing Line Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Promissory Note.
               This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of advances (variously, the “Revolving Credit Advances”, “Letter of Credit Advances” or the “Swing Line Advances”) by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance, Letter of Credit Advance and Swing Line Advance being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the maturity hereof upon the happening of an Event of Default and also for prepayments on account of principal hereof prior to the Termination Date upon the terms and conditions therein specified.

               The obligations of the Borrower under this Promissory Note and the other Loan Documents, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
               This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities, Inc., a Maryland corporation, its general partner

	By	Name:
Title:

Acknowledged and Agreed:

CAMPUS CREST COMMUNITIES, INC.

By:

Name: Donald L. Bobbitt
Title: Chief Financial Officer

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC Its General Partner

	By:	Campus Crest Communities, Inc. Its Sole Member

By:
Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

CAMPUS CREST AT STEPHENVILLE, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT LUBBOCK, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WACO, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WACO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA FALLS LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST CHENEY LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST JONESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST TROY LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST MURFREESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

ADVANCES AND
PAYMENTS OF PRINCIPAL

		Amount of	Unpaid
	Amount of	Principal Paid	Principal	Notation
Date	Advance	or Prepaid	Balance	Made By

EXHIBIT B to the
CREDIT AGREEMENT
FORM OF NOTICE
OF BORROWING
NOTICE OF [SWING LINE] BORROWING
                        ,
Citibank, N.A.,
 as Administrative Agent
 under the Credit Agreement
 referred to below
Two Penns Way
New Castle, Delaware 19720
Attention: Bank Loan Syndications Department
Ladies and Gentlemen:
               The undersigned, CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, refers to the Credit Agreement dated as of October [_], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the undersigned, Campus Crest Communities, Inc., the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Citibank, N.A., as Collateral Agent and as Administrative Agent for the Lender Parties and the Arrangers party thereto, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section [2.02(a)] [2.02(b)] of the Credit Agreement:
(i)	The Business Day of the Proposed Borrowing is ,

(ii)	The Facility under which the Proposed Borrowing is requested is the [Revolving Credit][Swing Line] Facility.

(iii)	The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

(iv)	The aggregate amount of the Proposed Borrowing is [ $ ].

(v)	[The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is month[s].] [The maturity of such Borrowing is .]
               The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(A)	The representations and warranties contained in each Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), before and after giving effect to (1) such Proposed Borrowing and (2) the application of the proceeds therefrom, as though made on and as of the date of the Proposed Borrowing; and

(B)	No Default or Event of Default has occurred and is continuing, or would result from (1) such Proposed Borrowing or (2) from the application of the proceeds therefrom.
               Attached hereto is a Compliance Certificate for the Proposed Borrowing dated the date of such Proposed Borrowing demonstrating compliance with the covenants contained in Section 5.04 of the Credit Agreement before and after giving effect to such Proposed Borrowing.
               Delivery of an executed counterpart of this Notice of Borrowing by telecopier or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Notice of Borrowing.

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities, GP, LLC, a Delaware limited liability company, its general partner

By:	Campus Crest Communities, Inc., a Maryland corporation, its sole member

	By	Name:
Title:

EXHIBIT C to the
CREDIT AGREEMENT
FORM OF
GUARANTY SUPPLEMENT
GUARANTY SUPPLEMENT
                        ,
Citibank, N.A.,
 as Administrative Agent
 under the Credit Agreement
 referred to below
Two Penns Way
New Castle, Delaware 19720
Attention: Bank Loan Syndications Department
Credit Agreement dated as of October [_], 2010 (as in effect on the date hereof and as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Campus Crest Communities Operating Partnership, LP, as Borrower, Campus Crest Communities, Inc., the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Citibank, N.A., as Collateral Agent and as Administrative Agent for the Lender Parties and the Arrangers party thereto.
Ladies and Gentlemen:
               Reference is made to the above-captioned Credit Agreement and to the Guaranty set forth in Article VII thereof (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
               Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of the Borrower and each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Guaranty, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

               (b) The undersigned, and by its acceptance of the benefits of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the undersigned and, by their acceptance of the benefits of this Guaranty Supplement, the Administrative Agent and the other Secured Parties hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.
               (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by law, such amounts to each other Subsidiary Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.
               Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Subsidiary Guarantor by all of the terms and conditions of the Credit Agreement and the Guaranty to the same extent as each of the other Subsidiary Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Credit Agreement to an “Additional Guarantor”, a “Loan Party” or a “Subsidiary Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Subsidiary Guarantor” or a “Loan Party” shall also mean and be a reference to the undersigned.
               Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 4.01 of the Credit Agreement to the same extent as each other Subsidiary Guarantor; provided, however, that, to the extent there have been any changes in factual matters related to the addition of the undersigned as a Subsidiary Guarantor or the addition of any Asset owned by the undersigned as a Borrowing Base Asset warranting updated Schedules to the Credit Agreement (so long as such changes in factual matters shall in no event comprise a Default or an Event of Default under the Credit Agreement), such updated Schedules are attached as Exhibit A hereto.
               Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the undersigned) shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.
               Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
               (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Guaranty, the Credit Agreement or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York

State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement or the Guaranty or the Credit Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Credit Agreement, the Guaranty thereunder or any of the other Loan Documents to which it is or is to be a party in the courts of any other jurisdiction.
               (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Credit Agreement, the Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.
               (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Very truly yours, [NAME OF ADDITIONAL GUARANTOR]
By
Name:
Title:

EXHIBIT D to the
CREDIT AGREEMENT
FORM OF
ASSIGNMENT AND ACCEPTANCE
ASSIGNMENT AND ACCEPTANCE
               Reference is made to the Credit Agreement dated as of October [_], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership, as Borrower, Campus Crest Communities, Inc., the Subsidiary Guarantors party thereto, the Lender Parties thereto, Citibank, N.A., as Collateral Agent and as Administrative Agent for the Lender and such other lender parties and the Arrangers party thereto.
               Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:
               1. Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Advances owing to such Assignee will be as set forth on Schedule 1 hereto.
               2. Such Assignor (a) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (d) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal to the Commitments retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.
               3. Such Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon any Agent, any Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (e) confirms that it is an Eligible Assignee; (f) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (g) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (h) attaches any U.S. Internal Revenue Service forms required under Section 2.12 of the Credit Agreement.
               4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.
               5. Upon such acceptance by the Administrative Agent and, if applicable, the Borrower and recording by the Administrative Agent, as of the Effective Date, (a) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (b) such Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Acceptance) and, if this Assignment and Acceptance covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.
               6. Upon such acceptance by the Administrative Agent and, if applicable, the Borrower and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.
               7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.
               8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier or e-mail (which e-mail shall include an attachment in PDF format or similar format containing the legible signature of the person executing this Assignment and Acceptance) shall be effective as delivery of an original executed counterpart of this Assignment and Acceptance.

               IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE

ASSIGNORS:
Revolving Credit Facility
Percentage interest assigned		%		%		%		%		%
Revolving Credit Commitment assigned	$		$		$		$		$
Aggregate outstanding principal amount of Revolving Credit Advances assigned	$		$		$		$		$
Principal amount of Note payable to Assignor	$		$		$		$		$
Letter of Credit Facility
Letter of Credit Commitment assigned	$		$		$		$		$
Letter of Credit Commitment retained	$		$		$		$		$

ASSIGNEES:
Revolving Credit Facility
Percentage interest assumed		%		%		%		%		%
Revolving Credit Commitment assumed	$		$		$		$		$
Aggregate outstanding principal amount of Revolving Credit Advances assumed	$		$		$		$		$
Principal amount of Note payable to Assignee	$		$		$		$		$
Letter of Credit Facility
Letter of Credit Commitment assumed	$		$		$		$		$

Effective Date (if other than date of acceptance by Administrative Agent):
1                         ,

Assignors
, as Assignor

[Type or print legal name of Assignor]

By

Title:

Dated: ,

, as Assignor

[Type or print legal name of Assignor]

By

Title:

Dated: ,

, as Assignor

[Type or print legal name of Assignor]

By

Title:

Dated: ,

, as Assignor

[Type or print legal name of Assignor]

By

Title:

Dated: ,

[1]	This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent and, if applicable, the Borrower.

Assignees
, as Assignee

[Type or print legal name of Assignee]

By

Title:
E-mail address for notices:

Dated: ,

Domestic Lending Office:

Eurodollar Lending Office:

, as Assignee

[Type or print legal name of Assignee]

By

Title:
E-mail address for notices:

Dated: ,

Domestic Lending Office:

Eurodollar Lending Office:

, as Assignee

[Type or print legal name of Assignee]

By

Title:
E-mail address for notices:

Dated: ,

Domestic Lending Office:

Eurodollar Lending Office:

	,	as Assignee

[Type or print legal name of Assignee]

By

Title:
E-mail address for notices:

Dated: ,

Domestic Lending Office:

Eurodollar Lending Office:

Accepted [and Approved] this
day of                     ,
CITIBANK, N.A.,
as Administrative Agent

By
Name:
Title:
[Approved this       day
of                     ,

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	CAMPUS CREST COMMUNITIES, GP, LLC,
a Delaware limited liability company,
its general partner

By:	CAMPUS CREST COMMUNITIES, INC.,
a Maryland corporation,
its sole member

By
Name:
Title:]

EXHIBIT E-1 to the
CREDIT AGREEMENT
FORM OF OPINION OF
GREENBERG TRAURIG LLP
(See Attached)

October _, 2010
Citibank, N.A., as Administrative Agent
1615 Brett Road
New Castle, Delaware 19720

RE:	$125,000,000.00 revolving credit facility (the “Credit Facility”) in favor of Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (“Borrower”)
Ladies and Gentlemen:
     We have acted as special counsel to Borrower, Campus Crest Communities, Inc., a Maryland corporation (the “Parent Guarantor”), the entities listed on Schedule 1 attached hereto (the “Owners” and together with the Parent Guarantor, the “Guarantors”), Campus Crest Properties, LLC, a North Carolina limited liability company (“CCP LLC”), Campus Crest Group, LLC, a North Carolina limited liability company (CCG LLC”), and Campus Crest GP II, LLC, a Delaware limited liability company (“CCG II LLC”; and together with CCP LLC and CCG LLC, collectively, the “Initial Pledgors”). Borrower, the Guarantors and the Initial Pledgers are referred to herein as the “Borrower Parties” and each a “Borrower Party.” Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Credit Agreement, as defined below.
     In such capacity, we have reviewed the following documents dated as of the date hereof, as executed in connection with the Credit Facility:
(a) Promissory Notes (collectively, the “Notes”) made by Borrower in the aggregate principal amount of $125,000,000.00.
(b) Credit Agreement (the “Credit Agreement”) made by and among Borrower, the Guarantors, Citibank, N.A., as administrative agent and collateral agent (“Agent”) and certain other Lender Parties (each as defined in the Credit Agreement);
(c) The mortgages, deeds of trust, deeds to secure debt, indemnity deed of trust or similar security instruments, made by each of the Owners (collectively, the “Mortgages”) encumbering the real property described therein (individually and collectively, as the context may require, the “Property”);
(d) The Assignments of Leases and Rents made by each of the Owners to Agent for the benefit of the Lender Parties (the “ALRs”).

Citibank, N.A.
October      , 2010

(e) Environmental Indemnity Agreement (the “Environmental Agreement”) made by Borrower and the Guarantors, in favor of Agent for the benefit of the Lender Parties;
(f) Manager Consent and Subordination of Management Agreement (the “Subordination Agreement”) between and among Borrower, the Owners, Agent and The Grove Student Properties, LLC, a North Carolina limited liability company (“Manager”);
(g) Security Agreement (the “Security Agreement”) from Borrower and the Owners to Agent for the benefit of the Lender Parties;
(h) Pledge Agreement (the “Pledge Agreement”) from Initial Pledgors to Agent for the benefit of the Lender Parties; and
(i) That certain letter agreement (the “Fee Letter”) dated as of July [no date], 2010 between and among Citigroup Global Markets Inc., Borrower, the Parent Guarantor and the Owners.
     The Notes, the Credit Agreement, the Mortgages, the ALRs, the Environmental Agreement, the Subordination Agreement, the Security Agreement, the Pledge Agreement and the Fee Letter are hereinafter collectively referred to as the “Loan Documents.” The Mortgages and the ALRs are hereinafter collectively referred to as the “Local Loan Documents.”
     We express no opinion with respect to the effect of any law other than the law of the State of New York and the federal law of the United States (collectively, “Applicable Law”). In addition, we express no opinion herein concerning any statutes, ordinances, administrative decisions, rules or regulations of any county, town, municipality or special political subdivision (whether created or enabled through legislative action at the federal, state or regional level). In addition, this opinion is being delivered simultaneously and in conjunction with certain additional opinion letters from various local counsel opining as to, among other things, the validity and enforceability of certain Local Loan Documents and certain other Loan Documents given by an individual Borrower Party with respect to specific real property locations in connection with the Loan (the “Local Opinions”). This opinion covers only the matters expressly set forth herein.
     In connection with this opinion, we have assumed the accuracy and completeness of all documents and records that we have reviewed, the genuineness of all signatures other than those on behalf of the Borrower Parties, the authenticity of the documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as certified, conformed or reproduced copies and that all public records reviewed are current, accurate and complete. We have further assumed:
          (i) The legal capacity of all natural persons executing the Loan Documents;

Citibank, N.A.
October      , 2010

          (ii) That all material terms and conditions of the relationship between Borrower Parties, on the one hand, and Agent and the Lender Parties, on the other hand, are correctly and completely reflected in the Loan Documents;
          (iii) All relevant factual certifications (including but not limited to those, if any, contained in the Loan Documents) are truthful and accurate;
          (iv) That each party to the Loan Documents other than the Borrower Parties (collectively, the “Other Parties”) has satisfied all legal requirements that are applicable to it to the extent necessary to make the Loan Documents enforceable against it;
          (v) That each of the Other Parties has complied with all legal requirements pertaining to its status as such status relates to its rights to enforce the Loan Documents against the Borrower Parties;
          (vi) That each of the Other Parties and each of the Borrower Parties has duly accepted, executed and delivered each Loan Document to which it is a signatory;
          (vii) The conduct of the parties to the Loan Documents complies with any requirement of good faith, fair dealing and conscionability;
          (viii) That there has not been any mutual mistake of fact or fraud, duress or undue influence;
          (ix) The Borrower Parties hold the requisite title and rights to any property involved in the Credit Facility;
          (x) That all necessary filings and recordations and payments of fees, charges and taxes in connection with the Loan Documents required under the laws of the jurisdictions in which the real or personal property to be encumbered by the Loan Documents is located will have been timely and properly made;
          (xi) That the Loan Documents will be administered in accordance with their terms;
          (xii) That Agent and the Lender Parties will not act in such manner as to violate implied covenants of good faith, fair dealing and commercially reasonable conduct in connection with the Loan Documents;
          (xiii) Each Borrower Party is a limited partnership, limited liability company or corporation, as applicable, existing and in good standing under the laws of the state of its formation, and has the requisite corporate, limited partnership or limited liability company power, as applicable, to execute and deliver the Loan Documents to which it is a party and to carry out the transactions contemplated thereby and the covenants and agreements contained therein; and

Citibank, N.A.
October      , 2010

          (xiv) Manager is a limited liability company, existing and in good standing under the laws of the State of North Carolina, and has the requisite limited liability company power to execute and deliver the Loan Documents to which it is a party and to carry out the transactions contemplated thereby and the covenants and agreements contained therein.
     In rendering this opinion, as to questions of fact material to this opinion, we have relied to the extent we have deemed such reliance appropriate, without investigation, on certificates and other communications from public officials and from officers of Borrower and on representations and warranties of the Borrower Parties set forth in the Loan Documents as to factual matters and not as to legal conclusions.
     Wherever we indicate that our opinion with respect to the existence or absence of facts is based on our knowledge, our opinion is based solely on the current actual knowledge of the attorneys in this firm who are representing the Borrower Parties in connection with the Credit Facility, and we have conducted no special investigation of factual matters in connection with this opinion.
     Based on the foregoing and upon such investigation as we have deemed necessary, and subject to the assumptions, qualifications, limitations and exceptions herein contained, we are of the opinion that:
     1. The Loan Documents constitute the legal, valid and binding obligations of the Borrower Parties, as the case may be, and are enforceable against such parties in accordance with their respective terms. The aforesaid opinion as to enforceability of the Local Loan Documents is subject to the qualification that certain provisions contained in the Local Loan Documents, particularly, but not limited to, those with respect to the creation, perfection and enforcement of the liens created under the Mortgages and the ALRs, may be governed by the laws of states other than New York, and, as to such matters, we express no opinion and refer you to the Local Opinions.
     2. Section 5-1401 of the New York General Obligations Law (“GOL 5-1401”) permits parties to transactions covering not less than $250,000.00 to agree that New York law shall govern their rights and duties, in whole or in part. Accordingly, it is our opinion that a court of the State of New York (or a federal court sitting in the State of New York and applying GOL 5-1401) in a case properly pleaded and filed within the applicable statute of limitations should give effect to the choice of law provisions of the Loan Documents, except to the extent that any right or remedy sought to be enforced in any such case regards: (i) the creation, validity, perfection, priority and enforceability of liens or interests in real or personal property, which, by the nature of such real or personal property and New York choice of law rules, may be governed by the law of a jurisdiction other than New York; (ii) the realization upon the security covered by the Mortgages and the ALRs; and (iii) matters affecting real property or improvements on real property that are or may be governed by the law of the state where real property is located, and, as to such matters, we express no opinion and refer you to the Local Opinions.
     3. The execution and delivery of the Loan Documents and the performance by the Borrower Parties of their respective obligations thereunder do not: (a) result in a breach of any of

Citibank, N.A.
October      , 2010

the terms or conditions of or constitute a violation under any Applicable Law that we, in the exercise of customary professional diligence would reasonably recognize as being directly applicable to the Borrower Parties or the Credit Facility or generally applicable to transactions similar to the Credit Facility, (b) to our knowledge, result in the breach of the terms or conditions of, or constitute a default under, any written indenture, contract, instrument, agreement, lease or license to which the Borrower Parties are a party or by which the Borrower Parties are bound, and (c) to our knowledge, violate or conflict with any judgment, order, injunction or decree of any court or governmental authority known to us which would restrict or interfere with the performance by the Borrower Parties of their respective obligations under the Loan Documents.
     4. The Credit Facility, including the interest payable under the Notes and all fees and charges paid or payable by or on behalf of Borrower or received or receivable by the Lender Parties, is not usurious or violative of any law, rule or regulation of the State of New York governing the payment or receipt of interest.
     5. Under the New York UCC, the internal laws of the state of a debtor’s organization govern the perfection by the filing of financing statements of the security interest of Agent in any collateral other than real property and fixtures.
     6. Except for the filing of the Mortgages and the ALRs in the applicable recording office for each such instrument, no authorization, consent, order, or approval of, or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality of the State of New York, or any specifically granted exemption from any of the foregoing, is required in connection with the execution (if applicable) and delivery by the Borrower Parties of the Loan Documents and the performance by the Borrower Parties of their respective obligations thereunder.
     7. The provisions of the Loan Documents are effective to create a security interest in favor of Agent in the Borrower Parties’ rights, if any, in the collateral described in the Security Agreement and the Pledge Agreement, provided, however, except as expressly set forth in opinion paragraph 8, no opinion is expressed as to the perfection of any such security interest.
     8. If and to the extent the Pledged Interests (as such term is defined in the Pledge Agreement) constitute certificated securities within the meaning of the New York UCC (the “Certificated Equity Collateral”), then upon delivery by Initial Pledgors to Agent of the certificates representing the Certificated Equity Collateral (the “Certificates”) along with duly executed Powers (as such term is defined in the Pledge Agreement) in blank with respect thereto, for so long as Agent has or retains continuous and exclusive control of such Certificates and Powers in the State of New York in the manner required by Section 8-106 of the New York UCC, and no other person or entity obtains control thereof, the Agent’s security interest in the Certificates will be perfected under Article 9 of the New York UCC by control and without the filing of a Financing Statement. Pursuant to Section 9-305(a)(1) of the New York UCC, in the event the Certificates are located in a state other than New York, the law of that jurisdiction will govern perfection of a security interest in those Certificates.

Citibank, N.A.
October      , 2010

     The opinions set forth above are subject to each of the following qualifications and limitations:
     A. No opinion is expressed with respect to the status of title to any real or personal property and, to the extent not expressly set forth herein, no opinion is expressed as to the absence or presence of claims which are adverse to that of Borrower or Agent in and to any real or personal property or, to the creation, attachment, priority or perfection of liens or security interests with regard to real and personal property, it being expressly understood and agreed that Agent is relying upon (i) title insurance commitments and policies, and (ii) any Uniform Commercial Code and other searches, all as obtained on behalf of Agent as Agent deems adequate. We express no opinion as to the sufficiency of any description of collateral to provide notice to third parties of the lien or security interest intended to be provided for in the Loan Documents. In addition, no opinion is expressed as to whether any such real property or personal property (or any other property intended to be encumbered by the Loan Documents) is in compliance with any federal, state or local law, rule or regulation, or what effect, if any, noncompliance therewith would have on the enforceability of the Loan Documents.
     B. No opinion is expressed with respect to the title to any property or fixtures or ownership thereof or as to the correctness or accuracy of the legal description contained in the Loan Documents, the correctness and accuracy of all of which is assumed for purposes of the opinions expressed herein. We express no opinion as to the characterization of any property as real property or personal property or as to the enforcement of a security interest in personal property collateral separately from the enforcement of a lien or real estate collateral as contemplated by Section 9-604 of the New York UCC.
     C. No opinion is expressed as to any provision of any Loan Document that purports to characterize any or all of the provisions of such Loan Document as being reasonable, commercially reasonable or not manifestly unreasonable.
     D. No opinion is expressed on the enforceability of any provisions contained in the Loan Documents that (i) purport to excuse a party for liability for its own acts, (ii) purport to make void any act done in contravention thereof, (iii) purport to authorize a party to act in its sole discretion, (iv) require waivers or amendments to be made only in writing, (v) purport to effect waivers of constitutional, statutory or equitable rights or the effect of applicable laws, or (vi) impose liquidated damages, penalties or forfeiture.
     E. No opinion is expressed as to provisions of the Loan Documents purporting to require a party thereto to pay or reimburse attorneys’ fees incurred by another party, or to indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys’ fees.
     F. No opinion is expressed as the legality, validity or enforceability of the provisions of the Loan Documents that purport to empower the Agent to exercise rights thereunder without notice to adverse parties or without a proper judicial hearing.

Citibank, N.A.
October      , 2010

     G. No opinion is expressed on any provisions of the Loan Documents wherein a Borrower Party appoints the Agent or others as its agent or attorney-in-fact.
     H. No opinion is expressed as to the enforceability of any provision of the Loan Documents imposing increased interest rates or other fees upon delinquency in payment or default, or providing for premiums on prepayment, acceleration, redemption, cancellation, or termination, to the extent any such provision is deemed to be a penalty or forfeiture or contrary to statutory provisions.
     I. No opinion is expressed as to the enforceability of provisions relating to evidentiary standards or other standards by which the Loan Documents are to be construed.
     J. No opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of Agent or the Lender Parties with any federal, state or local laws applicable to Agent or the Lender Parties, or (ii) the legal or regulatory status or nature of the business of Agent or the Lender Parties.
     K. The provisions regarding the remedies available to Agent in the case of a default or otherwise, as set forth in the Loan Documents, are subject to any available defenses and to procedural requirements which are not necessarily reflected therein and which may affect and/or restrict the rights and remedies stated to be available to Agent, but will not materially interfere with, or make the available remedies in respect thereof inadequate for, the practical realization of the benefits provided by the Loan Documents.
     L. Certain rights, remedies, waivers and other provisions of the Loan Documents may not be enforceable; nevertheless, subject to the assumptions and other qualifications set forth in this opinion letter and to the last paragraph of this opinion letter, such unenforceability will not render the Loan Documents invalid as a whole or preclude (i) the judicial enforcement of the obligation of the Borrower to repay the principal, together with interest thereon, as provided in the Notes (to the extent not deemed a penalty) and (ii) the acceleration of the obligation of the Borrower to repay such principal, together with such interest, upon a material default by Borrower in the payment of such principal or interest or upon a material default in any other material provision of Loan Documents, subject in each case under parts (i) and (ii) of this paragraph to the economic consequences of delay and increased costs which may be occasioned by the unenforceability of such rights, remedies, waivers and other provisions.
     M. The enforceability of the Loan Documents is subject to the effects of general principles of equity (regardless of whether considered in a proceeding in equity or at law, including, without limitation, specific performance). Such principles applied by a court might include a requirement that a creditor act with reasonableness and in good faith.
     N. The enforceability of the Loan Documents is subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or transfer and other similar laws affecting the rights and remedies of creditors generally.

Citibank, N.A.
October      , 2010

     O. No opinion is expressed as to the waivers or remedies contained in the Loan Documents, whether or not a Loan Document deems any waiver or remedy commercially reasonable, if such waivers or remedies are determined (i) not to be commercially reasonable within the meaning of the New York UCC, (ii) to conflict with any mandatory provision under the New York UCC or other applicable law, or (iii) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing.
     P. This opinion letter does not address any opinion not expressly set forth herein. In this connection, this opinion letter does not address any of the following legal issues: (i) federal and state (or “blue sky”) securities laws and regulations; (ii) Federal Reserve Board margin regulations; (iii) pension and employee benefit laws and regulations e.g., ERISA, (iv) federal and state antitrust and unfair competition laws and regulations; (v) federal and state laws and regulations concerning filing and notice requirements, e.g., Hart-Scott-Rodino and Exon-Florio; (vi) compliance with fiduciary duty requirements; (vii) the statutes, ordinances, administrative decisions and rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level) and judicial decisions to the extent they deal with any of the foregoing; (viii) intentionally omitted; (ix) fraudulent transfer and fraudulent conveyance laws; (x) federal and state environmental laws and regulations; (xi) federal and state zoning, land use, building, landmark, archeological preservation, mobile home and subdivision laws and regulations; (xii) federal and state tax laws and regulations; (xiii) federal patent, copyright and trademark, state trademark and other federal and state intellectual property laws and regulations; (xiv) federal and state racketeering laws and regulations, e.g., RICO; (xv) federal and state health and safety laws and regulations, e.g., OSHA; (xvi) federal and state labor laws and regulations; (xvii) federal and state laws, regulations and policies concerning (1) national and local emergency, (2) possible judicial deference to acts of sovereign states, and (3) criminal and civil forfeiture laws; (xviii) other federal and state statutes of general application to the extent they provide for criminal prosecution, (e.g., mail fraud and wire fraud statutes); (xix) federal and state public utility laws or regulations; (xx) federal and state labor laws or regulations; (xxi) federal and state laws or regulations relating to terrorism, embargoes and money laundering; (xxii) federal and state anti-discrimination laws and regulations; (xxiii) federal and state trust, banking, insurance, unfair competition and bulk sale laws and regulations; and (xxiv) federal and state criminal laws, rules and regulations.
     Q. No opinion is expressed as to the enforceability of any section of any of the Loan Documents to the extent it purports to waive any objection a person may have that a suit, action or proceeding has been brought in an inconvenient forum.
     R. No opinion is expressed as to the enforceability of any rights to contribution or indemnification provided for in the Loan Documents which are violative of the public policy underlying any law, rule or regulation.
     S. No opinion is expressed as to the validity or the enforceability of any provision of any of the Loan Documents that is affected by the law of New York respecting enforceability of an after-default interest rate provision to the extent that such provision may be deemed or construed to be a penalty or against public policy.

Citibank, N.A.
October      , 2010

     T. In addition, the enforceability of the choice of law and submission to jurisdiction provisions of the Loan Documents is rendered in reliance upon and may be subject to certain limitations under the law of the State of New York and Federal law, and our opinion in Paragraph (2) above is qualified by the following:
GOL 5-1401 provides, in pertinent part, that “the parties to any contract. . . may agree that the law of this state shall govern their rights and duties in whole or in part, whether or not such contract, agreement or undertaking bears a reasonable relation to this state.” We draw your attention to the fact that certain federal courts have, notwithstanding the terms of GOL 5-1401, required that a reasonable relationship exist between an agreement and the State of New York before honoring a choice of New York law to govern the agreement, and have in dictum noted possible constitutional limitations upon GOL 5-1401, in both domestic and international transactions. See e.g., Lehman Brothers Commercial Corp. v. Minmelals Non-Ferrous Metals Trading Co., No. 94 Civ. 8301, 2000 WL 1702039 S.D.N.Y. Nov. 13, 2000. Accordingly, for purposes of our opinion in Paragraph (2) above, we have assumed that, should a court considering the choice of law provisions of the Loan Documents and applying New York law elect to apply principles beyond the express language of GOL 5-1401, such court would find that a reasonable relationship exists between the Loan Documents and the State of New York.
     U. Additionally, any security interest opinions are qualified as follows, and we call your attention to the following:
     (1) Our security interest opinions are limited to Article 9 of the New York UCC, and therefore such opinions do not address (1) laws of jurisdictions other than New York, or (2) collateral of a type not subject to Article 9 of the New York UCC.
     (2) Under the New York UCC, events occurring subsequent to the date hereof may affect any security interest subject to the New York UCC including, but not limited to, factors of the type identified in Section 9-315 with respect to proceeds; Sections 9-503 and 9-507 with respect to changes in name, structure and corporate identity; Section 9-301 with respect to changes in the location of the collateral and location of a debtor; and Section 9-510 with respect to continuation statements. In addition, actions taken by a secured party (e.g., releasing or assigning the security interest, delivering possession of the collateral to a debtor or another person and voluntarily subordinating a security interest) may affect any security interest subject to the New York UCC.
     (3) The security interest of Agent may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors.
     (4) We express no opinion regarding any security interest or the perfection thereof in any items of collateral which are subject to a statute, regulation or treaty of the United States of America (including any state, municipality or other political subdivision

Citibank, N.A.
October      , 2010

thereof) which provides for a national (including any state, municipality or other political subdivision thereof) or international registration or a national or international certificate of title for the perfection of a security interest therein or which specifies a place of filing different from the place specified in the New York UCC for filing to perfect such security interest.
     (5) We express no opinion regarding the security interest of Agent in any of the collateral consisting of claims against any government or governmental agency (including without limitation the United States of America or any state thereof or any agency or department of the United States of America of any state thereof).
     (6) Section 552 of the United States Bankruptcy Code (11 U.S.C. § 101 et seq., as amended from time to time) (the “Bankruptcy Code”), limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case.
     The foregoing opinions are based upon and rely upon the current status of statutory and case law as of the date hereof. Such opinions are based solely upon applicable laws, statutes, rules and regulations and facts, all as in existence on the date hereof, and we express no opinions as to the effect which any future amendments, changes, additions or modifications thereof may have upon the future performance or enforceability of the Loan Documents, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in law which may hereafter occur.
     The opinions expressed in this letter are given solely for the benefit of Agent and the Lender Parties, their respective successors and assigns (including any purchaser of the Credit Facility and any purchaser of certificates evidencing an interest in the Credit Facility), each in connection with the transactions contemplated by the Loan Documents. The opinions expressed in this letter may not be relied upon, in whole or in part, by Agent, the Lender Parties or their respective successors or assigns or counsel for any other purpose or relied upon by any other person, firm or corporation for any purpose, without our prior written consent. The opinions expressed in this letter are rendered as of the date hereof and we express no opinion as to circumstances or events that may occur subsequent to such date.
Very Truly Yours,
GREENBERG TRAURIG, LLP

Citibank, N.A.
October      , 2010

SCHEDULE 1
TO GREENBERG TRAURIG, LLP OPINION
Owners
1.	Campus Crest at Jacksonville, AL, LLC, a Delaware limited liability company;

2.	Campus Crest at Mobile Phase II, LLC, a Delaware limited liability company;

3.	Campus Crest at Cheney, LLC, a Delaware limited liability company;

4.	Campus Crest at Jonesboro, LLC, a Delaware limited liability company;

5.	Campus Crest at Troy, LLC, an Delaware limited liability company;

6.	Campus Crest at Murfreesboro, LLC, a Delaware limited liability company;

7.	Campus Crest at Wichita, LLC, a Delaware limited liability company;

8.	Campus Crest at Stephenville, LP, a Delaware limited partnership;

9.	Campus Crest at Lubbock, LP, a Delaware limited partnership;

10.	Campus Crest at Waco, LP, a Delaware limited partnership;

11.	Campus Crest at Wichita Falls, LP, a Delaware limited partnership;

12.	Campus Crest at San Marcos, LP, a Delaware limited partnership;

13.	Campus Crest Stephenville Lessor, LLC;

14.	Campus Crest Waco Lessor, LLC;

15.	Campus Crest Wichita Falls Lessor, LLC;

16.	Campus Crest Cheney Lessor, LLC;

17.	Campus Crest Jonesboro Lessor, LLC;

18.	Campus Crest Troy Lessor, LLC;

19.	Campus Crest Murfreesboro Lessor, LLC; and

20.	Campus Crest Wichita Lessor, LLC.

EXHIBIT E-2 to the
CREDIT AGREEMENT
FORM OF OPINION OF
BRADLEY ARANT BOULT CUMMINGS LLP
(See Attached)

DRAFT OF OCTOBER 4, 2010
October      , 2010
Citibank, N.A.,
     as Administrative Agent
1615 Brett Road
New Castle, Delaware 19720

Re:	Revolving Credit Facility in the principal amount of up to $125,000,000 (the “Loan”) to Campus Crest Communities Operating Partnership, LP pursuant to that certain Credit Agreement dated as of October , 2010 (the “Credit Agreement”), by and among Campus Crest Communities Operating Partnership, LP, Campus Crest Communities, Inc., the Guarantors, the Initial Lenders and Citibank, N.A. as Administrative Agent, Collateral Agent, Initial Issuing Bank and Swing Line Bank (the “Agent”)
Ladies and Gentlemen:
     We have acted as counsel to the entities listed on Schedule A attached hereto (individually, a “Transaction Party” and together, the “Transaction Parties”) in connection with the Loan.
     As such counsel, we have examined (a) originals or copies of the documents listed in Part I of Schedule B attached hereto (the “Loan Documents”) and (b) unfiled copies of the Uniform Commercial Code Financing Statements listed in Part II of Schedule B attached hereto (the “Delaware Financing Statements”). We have also examined such other documents and information as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.
ASSUMPTIONS
     In rendering the opinions hereinafter expressed, we have with your consent made the following assumptions without independent investigation:
     1. All information furnished to us is accurate and complete, and the representations and warranties (as to factual matters as opposed to conclusions of law) of the parties contained in the Loan Documents are truthful and accurate. All original signatures are genuine; the

Citibank, N.A.
October      , 2010

documents submitted to us as originals are authentic; and the documents submitted to us as copies conform to the original documents.
     2. All parties to the Loan Documents other than the Transaction Parties are validly existing, and all parties to the Loan Documents other than the Transaction Parties have the power and authority (corporate and otherwise) to execute, deliver and perform their obligations under such documents.
     3. The Loan Documents have been duly authorized, executed and delivered by all parties thereto other than the Transaction Parties, and constitute the legal, valid and binding obligations of all the parties thereto.
     4. The terms and conditions of the Loan Documents have not been amended, modified or supplemented by any other agreement, action or understanding of the parties and there has been no waiver of any of the material provisions of any of the Loan Documents.
     5. There has not been any mutual mistake of fact or misunderstanding on the part of any party to or beneficiary of any of the Loan Documents with respect to the transactions contemplated thereby, or any fraud, duress or undue influence on the part of the Agent with respect to any of the Loan Documents or the transactions contemplated thereby.
     6. Each party to and beneficiary of the Loan Documents (i) has and will comply with all terms and conditions of the Loan Documents, and (ii) has complied and will comply with requirements of good faith, fair dealing and conscionability.
     The opinions hereinafter expressed and the statements hereinafter made are based solely upon our examination of the aforesaid documents, the various representations, warranties and certificates described herein, the assumptions hereinabove recited, the comments and qualifications set forth below and such matters of law as we have deemed relevant and necessary to enable us to render the opinions hereinafter expressed.
OPINION
     Based solely upon and subject to the foregoing, we are of the following opinion:
     1. Campus Crest Communities Operating Partnership, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Communities Operating Partnership, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.

Citibank, N.A.
October      , 2010

     2. Campus Crest GP II, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest GP II, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 28, 2010.
     3. Campus Crest at Stephenville, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Stephenville, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     4. Campus Crest at Lubbock, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Lubbock, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     5. Campus Crest at Waco, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Waco, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     6. Campus Crest at Wichita Falls, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Wichita Falls, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     7. Campus Crest at San Marcos, LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at San Marcos, LP, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     8. Campus Crest at Jacksonville, AL, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Jacksonville, AL, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     9. Campus Crest at Mobile Phase II, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Mobile Phase II, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.

Citibank, N.A.
October      , 2010

     10. Campus Crest at Cheney, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Cheney, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     11. Campus Crest at Jonesboro, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Jonesboro, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     12. Campus Crest at Troy, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Troy, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     13. Campus Crest at Murfreesboro, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Murfreesboro, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     14. Campus Crest at Wichita, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest at Wichita, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 22, 2010.
     15. Campus Crest Stephenville Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Stephenville Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     16. Campus Crest Waco Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Waco Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     17. Campus Crest Wichita Falls Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Wichita Falls Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.

Citibank, N.A.
October      , 2010

     18. Campus Crest Cheney Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Cheney Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     19. Campus Crest Jonesboro Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Jonesboro Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     20. Campus Crest Troy Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Troy Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     21. Campus Crest Murfreesboro Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Murfreesboro Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     22. Campus Crest Wichita Lessor, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. In giving the aforesaid opinion as to the existence and good standing of Campus Crest Wichita Lessor, LLC, we have relied solely on a certificate of the Delaware Secretary of State dated September 16, 2010.
     23. Each of the Transaction Parties has full right, power and authority to own its properties, to carry on its business, to execute and deliver the Loan Documents to which it is a party and to perform all its obligations thereunder.
     24. The Loan Documents to which each of the Transaction Parties is a party have been duly authorized, executed and delivered by such Transaction Party.
     25. The Delaware Financing Statements are in proper form for filing in the office of the Delaware Secretary of State (the “Delaware Filing Office”). Upon the effective filing and proper indexing of the Delaware Financing Statements in the Delaware Filing Office, the Agent will have a perfected security interest in that part of the Collateral as defined in the Security Agreement described in Part I of Schedule B attached hereto (the “Security Agreement”) that consists of personal property in which a security interest may be perfected by the filing of a financing statement in the Delaware Filing Office.

Citibank, N.A.
October      , 2010

     26. The execution and delivery of the Loan Documents do not, and the performance by the Transaction Parties of their obligations under the Loan Documents will not, violate, conflict with or constitute a default under the organizational documents of the Transaction Parties or any provision of the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act (the “Acts”).
     27. The execution, delivery and performance by the Transaction Parties of their obligations under the Loan Documents do not require any governmental consent, approval, order, authorization, permit, license, registration, declaration or filing under the Acts.
COMMENTS AND QUALIFICATIONS
     The foregoing opinions are subject to the following limitations, qualifications, comments and exceptions:
     1. In giving the opinions set forth herein we have relied, as to factual matters relevant to such opinions (as opposed to conclusions of law), solely on certain representations made to us on behalf of the Transaction Parties and on the representations and warranties of the Transaction Parties contained in the Loan Documents, and we have made no independent investigation whatsoever with respect to such matters. In addition, we have not examined the files and records of the Transaction Parties, and we have not conducted any independent review or investigation of any of the transactions or contractual arrangements of the Transaction Parties.
     2. We neither express nor imply any opinion with respect to the enforceability of the Loan Documents or with respect to the transactions contemplated by the Loan Documents or any aspect of such transactions other than the opinions expressed herein.
     3. No opinion is expressed herein as to the effect of using an “all assets” or a similarly broad description of collateral in the Delaware Financing Statements to the extent such description is broader than the description of the Collateral contained in the Security Agreement.
     4. The opinions expressed herein are limited to the Acts, and we express no opinion with respect to federal law or the laws of any other state or jurisdiction. With respect to the Acts, we have relied solely on the published acts and have not reviewed any case law, legislative history or other supplementary material of such jurisdiction. The opinions expressed herein are based on the Acts as in effect on the date hereof and are subject to future changes in applicable law.
     5. This opinion is being delivered to and accepted by you with the understanding that it is an opinion only and that it is not a guaranty or insuring agreement of any kind

Citibank, N.A.
October      , 2010

whatsoever or an assurance of future events or of any particular result under any particular set of facts or circumstances.
     6. The opinions expressed herein are effective only as of the date of this opinion, and we assume no obligation to advise you of any matters which come to our attention thereafter.
     7. This opinion may be relied upon only by the addressee hereof and the Lenders and their successors and assigns and may not be relied upon by any other person or entity or used for any other purpose.
Yours very truly,

SCHEDULE A
Campus Crest Communities Operating Partnership, LP
Campus Crest GP II, LLC
Campus Crest at Stephenville, LP
Campus Crest at Lubbock, LP
Campus Crest at Waco, LP
Campus Crest at Wichita Falls, LP
Campus Crest at San Marcos, LP
Campus Crest at Jacksonville, AL, LLC
Campus Crest at Mobile Phase II, LLC
Campus Crest at Cheney, LLC
Campus Crest at Jonesboro, LLC
Campus Crest at Troy, LLC
Campus Crest at Murfreesboro, LLC
Campus Crest at Wichita, LLC
Campus Crest at Stephenville Lessor, LLC
Campus Crest at Waco Lessor, LP
Campus Crest at Wichita Falls Lessor, LP
Campus Crest at Cheney Lessor, LLC
Campus Crest at Jonesboro Lessor, LLC
Campus Crest at Troy Lessor, LLC
Campus Crest at Murfreesboro Lessor, LLC
Campus Crest at Wichita Lessor, LLC

SCHEDULE B
PART I
Credit Agreement among Campus Crest Communities Operating Partnership, LP, Campus Crest Communities, Inc., the Subsidiary Guarantors named therein, the Initial Lenders named therein and Citibank, N.A., as Administrative Agent, Collateral Agent, Initial Issuing Bank and Swing Line Bank (the “Agent”)
Promissory Notes executed by Campus Crest Communities Operating Partnership, LP payable to the order of the Initial Lenders and the Swing Line Bank
Security Agreement among the Transaction Parties that are parties thereto and the Agent
Pledge Agreement from Campus Crest Properties, LLC and Campus Crest GP II, LLC in favor of the Agent
Environmental Indemnity Agreement among the Transaction Parties that are parties thereto in favor of the Agent
Manager’s Consent and Subordination of Management Agreement among The Grove Student Properties, LLC, Campus Crest Communities Operating Partnership, LP and the Agent
Letter Agreement dated as of July [no date], 2010 from Citigroup Global Markets, Inc. to Campus Crest Communities Operating Partnership, LP and Campus Crest Communities, Inc.
Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Leasehold Estate) from Campus Crest at Mobile Phase II, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest at Mobile Phase II, LLC in favor of the Agent
Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Troy Lessor, LLC and Campus Crest at Troy, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest Troy Lessor, LLC and Campus Crest at Troy, LLC in favor of the Agent
Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing from Campus Crest at Jacksonville, AL, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest at Jacksonville, AL, LLC in favor of the Agent

Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Wichita Lessor, LLC and Campus Crest at Wichita, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest Wichita Lessor, LLC and Campus Crest at Wichita, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignments of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Cheney Lessor, LLC and Campus Crest at Cheney, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest Cheney Lessor, LLC and Campus Crest at Cheney, LLC in favor of the Agent
Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Jonesboro Lessor, LLC and Campus Crest at Jonesboro, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest Jonesboro Lessor, LLC and Campus Crest at Jonesboro, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignments of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Murfreesboro Lessor, LLC and Campus Crest at Murfreesboro, LLC in favor of the Agent
Assignment of Leases and Rents from Campus Crest Murfreesboro Lessor, LLC and Campus Crest at Murfreesboro, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignments of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Wichita Falls Lessor, LLC and Campus Crest at Wichita Falls, LP in favor of the Agent
Assignment of Leases and Rents from Campus Crest Wichita Falls Lessor, LLC and Campus Crest at Wichita Falls, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignments of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Waco Lessor, LLC and Campus Crest at Waco, LP in favor of the Agent
Assignment of Leases and Rents from Campus Crest Waco Lessor, LLC and Campus Crest at Waco, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing from Campus Crest at San Marcos, LP in favor of the Agent
Assignment of Leases and Rents from Campus Crest at San Marcos, LLC in favor of the Agent

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing from Campus Crest at Lubbock, LP in favor of the Agent
Assignment of Leases and Rents from Campus Crest at Lubbock, LLC in favor of the Agent
Deed of Trust, Security Agreement, Assignments of Rents and Leases and Fixture Filing (Fee and Leasehold Estates) from Campus Crest Stephenville Lessor, LLC and Campus Crest at Stephenville, LP in favor of the Agent
Assignment of Leases and Rents from Campus Crest Stephenville Lessor, LLC and Campus Crest at Stephenville, LLC in favor of the Agent
PART II
Uniform Commercial Code Financing Statement listing Campus Crest Wichita Lessor, LLC and Campus Crest at Wichita, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Wichita Falls Lessor, LLC and Campus Crest at Wichita Falls, LP as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Waco Lessor, LLC and Campus Crest at Waco, LP as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing the Campus Crest Troy Lessor, LLC and Campus Crest at Troy, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Stephenville Lessor, LLC and Campus Crest at Stephenville, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest at San Marcos, LP as debtor and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Murfreesboro Lessor, LLC and Campus Crest at Murfreesboro, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State

Uniform Commercial Code Financing Statement listing Campus Crest at Mobile Phase II, LLC as debtor and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest at Lubbock, LP as debtor and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Jonesboro Lessor, LLC and Campus Crest at Jonesboro, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest at Jacksonville, AL, LLC as debtor and the Agent as secured party for filing with the Delaware Secretary of State
Uniform Commercial Code Financing Statement listing Campus Crest Cheney Lessor, LLC and Campus Crest at Cheney, LLC as debtors and the Agent as secured party for filing with the Delaware Secretary of State

EXHIBIT E-3 to the
CREDIT AGREEMENT
FORM OF OPINION OF
SAUL EWING LLP
(See Attached)

lawyers@saul.com www.saul.com

October ____, 2010
Citibank, N.A.
As Administrative Agent
1615 Brett Road
New Castle, Delaware 19720
Re: Credit Agreement dated October ____, 2010
Ladies and Gentlemen:
          We have acted as Maryland counsel to Campus Crest Communities, Inc., a Maryland corporation (the “Company”) in connection with the execution and delivery by the Company of a Credit Agreement dated October           , 2010 (the “Agreement”) among Campus Crest Communities Operating Partnership, LP, the Company, the other affiliates of the Borrower named in the Agreement, and Barclay’s Bank PLC, Citibank, N.A., Goldman Sachs Bank, USA, Raymond James Bank, FSB and Royal Bank of Canada (collectively, the “Lender”) and the consummation of the transactions contemplated in the Agreement (the “Transactions”). Capitalized terms used in this letter that are not otherwise defined in this letter shall have the meanings ascribed to them in the Agreement. These opinions are being delivered to you to satisfy the condition set forth in Section 3.01(a)(xiv) of the Agreement.
          As a basis for our opinions, we have examined the following documents (collectively, the “Transaction Documents”):
          (i) a copy of the executed Agreement; and
          (ii) a copy of the executed Environmental Indemnity Agreement dated October ____, 2010.
          Also, as a basis for our opinions, we have examined the originals or certified copies of the following:
          (iii) a Certificate of Status for the Company issued by the Department of Assessments and Taxation of the State of Maryland;
          (iv) a copy of the charter of the Company;
Saul Ewing LLP

500 East Pratt Street • Baltimore, MD 21202-3133 • Phone (410) 332-8600 • Fax: (410) 332-8862

DELAWARE     MARYLAND     NEW JERSEY     NEW YORK     PENNSYLVANIA     WASHINGTON DC
A DELAWARE LIMITED LIABILITY PARTNERSHIP

October ____, 2010

          (v) a copy of the bylaws of the Company;
          (vi) a certificate of the secretary of the Company as to the authenticity of the charter and bylaws of the Company, the incumbency of the officers of the Company, the resolutions of the Company’s directors approving the consummation of the transactions contemplated by the Agreement, and other matters that we have deemed necessary and appropriate; and
          (vii) such other documents as we have deemed necessary and appropriate to express the opinions set forth in this letter, subject to the limitations and assumptions and qualifications noted below.
          In reaching the opinions set forth below, we have assumed:
          (a) that all signatures on all Transaction Documents and any other documents submitted to us for examination are genuine;
          (b) the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as certified or photographic copies, and the accuracy and completeness of all documents;
          (c) that the form and content of all Transaction Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Transaction Documents as executed and delivered;
          (d) the legal capacity of all natural persons executing any documents, whether on behalf of themselves or other persons;
          (e) that all persons executing Transaction Documents on behalf of any party (other than the Company) are duly authorized, and
          (f) that each of the parties has duly and validly executed and delivered the Transaction Documents to which that party is a signatory and the party’s obligations are valid and legally binding obligations enforceable in accordance with the terms of the respective Transaction Documents.
          As to various questions of fact material to our opinions, we have relied upon a certificate and representations of Donald L. Bobbitt, Jr., as Secretary of the Company, and have assumed that such certificate and representations continue to remain true and complete as of the date of this letter. We have not examined any court records, dockets, or other public records, nor have we investigated the Company’s history or other transactions, except as specifically set forth in this letter.

October ____, 2010

          The phrases “to our knowledge” or “known to us,” as used in this letter, mean current conscious actual knowledge of lawyers at our firm who have been engaged in the performance of legal services for the Company, and signify that in the course of performance of legal services, no information has come to our attention that would give us actual notice or actual knowledge that any opinions are inaccurate or that any of the Transaction Documents or other information upon which we have relied are not accurate and complete. The words “to our knowledge” and “known to us,” are limited to the knowledge of the lawyers within our firm who are involved in the Transaction and are presently at the firm.
          Based on our review of the foregoing and subject to the assumptions and qualifications set forth in this letter, it is our opinion, as of the date of this letter, that:
          1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.
          2. The Company has the corporate power to execute and deliver the Transaction Documents and to perform its obligations thereunder.
          3. All necessary corporate action has been taken to authorize the execution, delivery and performance of the Transaction Documents by the Company.
          4. The execution and delivery of the Transaction Documents, and the performance by the Company of their terms will not conflict with the Company’s charter or bylaws.
          5. The execution and delivery of the Transaction Documents and the performance by the Company of their terms will not violate any provision of the Maryland General Corporation Law.
          6. No consent, approval, authorization or other action by or filing with, any governmental authority of the State of Maryland is required to be obtained or made by the Company for the execution, delivery and performance of the Transaction Documents by the Company.
          In addition to the qualifications set forth above, the opinions set forth in this letter are also subject to the following qualifications:
          (i) We express no opinion as to the laws of any jurisdiction other than the laws of the State of Maryland. We express no opinion as to the principles of conflict of laws of any jurisdiction, including the laws of the State of Maryland.
          (ii) We assume no obligation to supplement our opinions if any applicable law changes after the date of this letter or if we become aware of any facts that might alter the opinions expressed in this letter after the date of this letter.

October ____, 2010

          (iii) We express no opinion with respect to title to any property, nor do we express any opinion with respect to the existence of encumbrances upon any property or the attachment, validity, perfection, or priority of any security interests or liens purported to be created under the Transaction Documents.
          (iv) We express no opinion as to the laws, ordinances, zoning restrictions, rules or regulations of any city, county or other municipality or any other local governmental agency.
          (v) We express no opinion as to any consent, approval, authorization, or other action by, or filing with, any governmental authority necessary or required for the ongoing operation of the Company’s business.
          (vi) We express no opinion as to the consents, approvals, authorizations, or other actions by, or filings with any city, county or other municipality or any other local government agency.
          (vii) We express no opinion on the enforceability of the Transaction Documents.
          (viii) We express no opinion with respect to the anti-trust laws or securities laws of the State of Maryland.
          (ix) Our opinion in Paragraph 6 regarding consents and approvals is based upon our consideration of only those consents, approvals, authorizations, orders, registrations, declarations or filings required under those statutes, rules or regulations of the State of Maryland, if any, that, in our experience, are reasonably applicable to transactions of the type contemplated under the Transaction Documents.
          The opinions expressed in this letter are solely for the benefit of the Lender and its counsel and are furnished only with respect to the transactions contemplated by the Transaction Documents. Accordingly, these opinions may not be relied upon by or quoted to any other person or entity without, in each instance, our prior written consent. The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions shall be implied or inferred beyond the matters expressly stated.
Very truly yours,
SAUL EWING LLP

EXHIBIT E-4 to the
CREDIT AGREEMENT
FORM OF OPINION OF
LOCAL COUNSEL FOR
THE LOAN PARTIES
Form reasonably acceptable to Administrative Agent

EXHIBIT F to the
CREDIT AGREEMENT
FORM OF
SECURITY AGREEMENT
(See Attached)

SECURITY AGREEMENT
Dated October 19, 2010
from
THE GRANTORS REFERRED TO HEREIN
to
CITIBANK, N.A.,
as Collateral Agent

T A B L E O F C O N T E N T S

i

Schedules

Schedule I	-	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule II	-	Assigned Agreements
Schedule III	-	Properties and Locations of FF&E and Inventory
Schedule IV	-	Changes in Name, Location, Etc.
Schedule V	-	Pledged Equity

Exhibits

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Consent and Agreement
Exhibit C	-	Form of Authorization Statement
Exhibit D	-	Form of Acknowledgement and Consent
Exhibit E	-	Form of Transaction Statement

ii

SECURITY AGREEMENT
          SECURITY AGREEMENT dated October 19, 2010 (this “Agreement”) among CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CAMPUS CREST AT JACKSONVILLE, AL, LLC, a Delaware limited liability company, CAMPUS CREST AT MOBILE PHASE II, LLC, a Delaware limited liability company, CAMPUS CREST AT CHENEY, LLC, a Delaware limited liability company, CAMPUS CREST AT JONESBORO, LLC, a Delaware limited liability company, CAMPUS CREST AT TROY, LLC, a Delaware limited liability company, CAMPUS CREST AT MURFREESBORO, LLC, a Delaware limited liability company, CAMPUS CREST AT WICHITA, LLC, a Delaware limited liability company, CAMPUS CREST AT STEPHENVILLE, LP, a Delaware limited partnership, CAMPUS CREST AT LUBBOCK, LP, a Delaware limited partnership, CAMPUS CREST AT WACO, LP, a Delaware limited partnership, CAMPUS CREST AT WICHITA FALLS, LP, a Delaware limited partnership, CAMPUS CREST AT SAN MARCOS, LP, a Delaware limited partnership, CAMPUS CREST STEPHENVILLE LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WACO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WICHITA FALLS LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST CHENEY LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST JONESBORO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST TROY LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST MURFREESBORO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WICHITA LESSOR, LLC, a Delaware limited liability company, and the ADDITIONAL GRANTORS (as defined in Section 23) (all of the aforementioned parties, collectively, the “Grantors”), and CITIBANK, N.A., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement).
          PRELIMINARY STATEMENTS.
          (1) The Grantors and certain other Loan Parties have entered into a Credit Agreement dated as of October 19, 2010 (such Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Lender Parties, the Agents, and the Arrangers (each as defined therein).
          (2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in the Collateral (as hereinafter defined).
          (3) Upon the request of the Collateral Agent, the Borrower shall open a letter of credit cash collateral deposit account (the “L/C Cash Collateral Account”), with Citibank, N.A. in New York, New York, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.
          (4) Certain of the Grantors identified on Schedule V hereto are the owners of the shares of stock or other Equity Interests to be pledged hereunder (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule V and issued by the Persons named therein; and the pledge of any Equity Interests in connection with the Credit Agreement other than those listed on Schedule V shall be effected pursuant to that certain Pledge Agreement dated as of the date hereof made by the pledgors party thereto.
          (5) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement from time to time that the Grantors shall have executed and delivered this Agreement to the Administrative Agent.
          (6) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.
          (7) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York, provided, however, that, if perfection or the effect of perfection or non perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.
          NOW, THEREFORE, in consideration of the premises, in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement from time to time, and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, and for good and valuable other consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:
          Section 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collaterary”):
     (a) all fixtures, furnishings and equipment and all appurtenances and additions thereto and substitutions or replacements thereof owned by such Grantor and now or hereafter attached to, contained in or used in connection with the use, occupancy, operation or maintenance of the property set forth opposite such Grantor’s name in Schedule III hereto (each, a “Property”), including, without limitation, any and all fixtures, furnishings, equipment, furniture, and other items of tangible personal property, appliances, machinery, equipment, signs, artwork (including paintings, prints, sculpture and other fine art), office furnishings and equipment, and specialized equipment for kitchens, laundries, drying, bars, restaurants, spas, public rooms, health and recreational facilities, linens, dishware, two-way radios, all partitions, screens, awnings, shades, blinds, rugs, carpets, hall and lobby equipment, heating, lighting, plumbing, ventilating,

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refrigerating, incinerating, elevators, escalators, air conditioning and communication plants or systems with appurtenant fixtures, vacuum cleaning systems, call or beeper systems, security systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials; generators, boilers, compressors and engines; gas and electric machinery and equipment; facilities used to provide utility services; garbage disposal machinery or equipment; communication apparatus, including television, radio, music, and cable antennae and systems; attached floor coverings, window coverings, curtains, drapes and rods, storm doors and windows; stoves, refrigerators, dishwashers and other installed appliances; attached cabinets; trees, plants and other items of landscaping; visual and electronic surveillance systems; and swimming pool heaters and equipment fuel, water and other pumps and tanks; irrigation equipment; computer and related equipment; all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of, parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets and all equipment, fixtures, furnishings, and articles of personal property now or hereafter attached to or used in or about any such Property which is or may be used in or related to the planning, development, financing or operation thereof and all renewals of or replacements or substitutions for any of the foregoing (the “FF&E”);
     (b) all inventory in all of its forms, including, without limitation, (i) all provisions in storerooms, other merchandise intended for sale, fuel, mechanical supplies, stationery and other expenses, supplies and similar items and raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in and is part of the inventory (any and all such property being the “Inventory”);
     (c) all fees, charges, accounts (including, without limitation, insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations and/or other payments (with respect to the Borrower only, to the extent related to the Property), including, without limitation, payments for the use or occupancy of rooms, suites, or other facilities of any kind and/or public facilities in or at any such Property or for the provision of any food and beverages or other services at any such Property, including fees, charges, accounts and/or other payments arising from the following: (i) sale of food and beverages, whether in a restaurant, or through banquets, catering facilities and services; (ii) laundry, vending machine and telecommunications receipts, whether billed to guests of any such Property or collected in cash; (iii) operation of health club, spa, personal care, and other facilities located in, on or at any such Property; (iv) incidental charges to tenants other users or customers; (v) any other charges of any kind that appear on any bill or statement rendered to any tenant of any such Property or other user or customer of any such Property; and

3

(vi) any payments (and the right to receive payments) from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities that sponsor and administer the American Express Card, the Visa Card, the MasterCard, the Carte Blanche Card or the Discover Card), whether now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom, all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property, in each case excluding the revenues or other income earned by third party licensees and lessees (other than Affiliates of Grantor) of any portion of any Property (but including such revenues or other income payable by such third party licensee or lessee to any Grantor) (any and all of such fees, charges, accounts and/or other payments, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (f) or (g) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);
     (d) each of the Material Contracts listed on Schedule II hereto, each Management Agreement, and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);
     (e) all agreements, permits, consents, orders and franchises relating to the construction, use or operation of any of the Properties to which such Grantor, now or hereafter, is a party or a beneficiary;
     (1) the following (collectively, the “Account Collateral”):
     (i) the L/C Cash Collateral Account and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

4

     (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and
     (iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing collateral described in subsections 1(f)(i) and (ii);
     (g) the following (the “Security Collateral”):
     (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto; and
     (ii) all additional shares of stock and other Equity Interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner and all shares of stock and other Equity Interests of or in any fee or leasehold owner or lessee of Borrowing Base Assets (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all subscription warrants, rights or options issued thereon or with respect thereto;
     (h) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and
     (i) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (h) of this Section 1 and this clause (i)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

5

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under this Section 1 attach to (A) any agreement, permit, consent, order or franchise covering real or personal property of any Grantor, and any of its rights or interest thereunder, if and to the extent that the grant of a security interest or lien is prohibited by or in violation of (y) any law, rule, regulation or order, or (z) a term, provision or condition of any such agreement, permit, consent, order or franchise (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including any Bankruptcy Law) or principles of equity) and such provision or condition has not been waived or the consent of the other party to such agreement, permit, consent, order or franchise has not been obtained; provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such agreement, permit, consent, order or franchise not subject to the prohibitions specified in (y) or (z) above; provided further that the exclusions referred to in this paragraph shall not include any proceeds of any such agreement, permit, consent, order or franchise, or (B) any rights or interests of any Grantor in the names “Campus Crest,” “The Grove” or any other name which incorporates such words or any logos or other intellectual property rights in respect or regard thereto.
          Section 2. Security for Obligations. This Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
          Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
          Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in

6

blank, all in form and substance satisfactory to the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default and the exercise of remedies pursuant to Section 21 hereof, the Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral. In addition, upon the occurrence and during the continuance of an Event of Default and the exercise of remedies pursuant to Section 21 hereof, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.
          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes or may constitute an uncertificated security, such Grantor will either: (1) cause the issuer thereof to register the Collateral Agent as the registered owner of such security and provide evidence of same to the Collateral Agent that is satisfactory to the Collateral Agent in its reasonable discretion, or (2) (A) send to the issuer thereof an Authorization Statement substantially in the form of Exhibit C hereto and (B) cause the issuer thereof to deliver to the Collateral Agent (I) an Acknowledgement and Consent substantially in the form of Exhibit D hereto and (II) a Transaction Statement substantially in the form of Exhibit E hereto, confirming that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent or approval of such Grantor.
          (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.
          Section 5. Maintaining the Account Collateral. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect, or any Lender Party shall have any Commitment:
     (a) The Borrower will maintain the L/C Cash Collateral Account only with the Collateral Agent.
     (b) The Collateral Agent may, at any time and without notice to, or consent from, the Borrower or any Grantor, transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Borrower’s or such Grantor’s obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.
          Section 6. Investing of Amounts in the L/C Cash Collateral Account. The Collateral Agent will, subject to the provisions of Sections 5, 7 and 21_, from time to time (a) (i) invest amounts received with respect to the L/C Cash Collateral Account in such Cash Equivalents credited to the L/C Cash Collateral Account as such Grantor may select and the Collateral Agent may approve in its reasonable discretion, and (ii) invest interest paid on the Cash Equivalents referred to in clause (a)(i) above, and (b) reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents

7

as provided above shall be deposited and held in the L/C Cash Collateral Account. In addition, the Collateral Agent shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Cash Collateral Account.
          Section 7. Release of Amounts. So long as no Event of Default shall have occurred and be continuing, the Collateral Agent will pay and release to the Borrower or the relevant Grantor or at the Borrower’s order or, at the request of the Borrower, to the Collateral Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the L/C Cash Collateral Account, in each case to the extent permitted to be released under the terms of the Credit Agreement.
          Section 8. Maintaining Electronic Chattel Paper and Transferable Records. So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect, or any Lender Party shall have any Commitment:
     (a) Each Grantor will maintain all (i) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC and (ii) transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record (“UETA”); and
     (b) Each Grantor will as soon as reasonably practicable give notice to the Collateral Agent of any material commercial tort claim against any Grantor and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority security interest created under this Agreement.
          Section 9. Representations and Warranties. Each Grantor represents and warrants as follows:
     (a) Such Grantor’s exact legal name is correctly set forth in Schedule I hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, all original copies of each Assigned Agreement and Related Contract to which such Grantor is a party, and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not previously changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule IV hereto.
     (b) All of the FF&E and Inventory of such Grantor are located at the places specified therefor in Schedule III hereto, Within the five years preceding the execution of this Agreement, such Grantor has not previously changed the location of its FF&E and

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Inventory except as set forth in Schedule IV hereto. All Collateral consisting of certificated securities and instruments has been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note, or by any other instrument that has not been delivered to the Collateral Agent.
     (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing Grantor or any trade name of Grantor as debtor is on file in any recording office, except (i) such as may have been filed in favor of the Collateral Agent relating to the Loan Documents, (ii) as set forth on Schedule 4.01(p) of the Credit Agreement and (iii) to the extent that such financing statement or other instrument similar in effect does not relate to such Grantor’s interest in the Collateral.
     (d) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non assessable. With respect to the Pledged Equity that is an uncertificated security, if any, such Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor (it being understood that delivery of documents substantially in the form of Exhibits C, D and E will satisfy this requirement). If such Grantor is an issuer of Pledged Equity, such Grantor confirms, by virtue of its execution of this Agreement, that it has received notice of such security interest.
     (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule V hereto.
     (f) Such Grantor has exclusive possession and control of its FF&E and Inventory.
     (g) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to the Administrative Agent, have been duly authorized, executed and delivered by such Grantor, have not been amended, amended and restated, supplemented or otherwise modified except as provided to the Administrative Agent prior to the date of this Agreement, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms (subject to Bankruptcy Law and principles of equity). There exists no material default under any Assigned Agreement to which such Grantor is a party by any party thereto.
     (h) Such Grantor is not a beneficiary or assignee under any letter of credit.
     (i) All filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and

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9-107 of the UCC and Section 16 of UETA and (B) actions necessary to perfect the Collateral Agent’s security interest with respect to Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor (subject to any Permitted Liens), securing the payment of the Secured Obligations.
     (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest, subject to any Permitted Liens), except for the filing of financing and continuation statements under the UCC, which financing statements have been or will be duly filed, and the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect or (iii) the exercise by the Collateral Agent of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral consisting of securities, security entitlements or pledged financial assets by laws affecting the offering and sale of securities generally.
     (k) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.
     (l) Such Grantor has no commercial tort claims (as defined in Section 9-102(13) of the UCC), except for claims or counterclaims against certain subcontractors in the ordinary course of business.
          Section 10. Further Assurances. (a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will, upon the reasonable request of the Collateral Agent, promptly with respect to Collateral of such Grantor: (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed in blank and accompanied by duly executed instruments of

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transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing any Collateral consisting of certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to ensure that the Collateral Agent has control of the Account Collateral, electronic chattel paper, investment property (upon the occurrence and during the continuance of any Event of Default) and transferable records as provided in Sections 9-104, 9-105 and 9-106 of the UCC and Section 16 of UETA; (vi) take all action to ensure that the Collateral Agent’s security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; (vii) use best efforts to deliver a consent, in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent, to the assignment of any Assigned Agreement to the Collateral Agent pursuant to this Agreement and (viii) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the security interest created by Grantor under this Agreement has been taken.
          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor (exclusive of agreements that by their terms prohibit the creation of a Lien thereon, but only to the extent, and for so long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other applicable law), in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
          (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
          Section 11. As to FF&E and Inventory. (a) Each Grantor will keep the FF&E and Inventory of such Grantor (other than any FF&E or Inventory transferred in accordance with Section 5.02(e)(D) of the Credit Agreement) at the places therefor specified in Section 9(b).
          (b) Each Grantor will cause the FF&E of such Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any of such FF&E as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end.

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Each Grantor will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $250,000 to any of the FF&E or Inventory of such Grantor.
          (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the FF&E and Inventory of such Grantor, except to the extent payment thereof is not required by Section 5.01(b) of the Credit Agreement. In producing its Inventory, each Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.
          Section 12. Insurance. (a) Each Grantor will, at its own expense, maintain or cause to be maintained insurance with respect to the FF&E and Inventory of such Grantor in such amounts, against such risks, in such form and with such insurers, as required under Schedule I of the Mortgages.
          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 12 and Schedule I of the Mortgages may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to FF&E or Inventory when subsection (c) of this Section 12 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.
          (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or FF&E will be released by the Collateral Agent for the benefit of the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Collateral Agent may reasonably require, including, without limitation, that such payments be made directly by the Collateral Agent to the applicable contractors performing the repair, replacement and restoration work. Upon the occurrence and during the continuance of any Event of Default or the actual or constructive total loss (in excess of $500,000 per occurrence) of any FF&E or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall be, in the Collateral Agent’s sole discretion, (i) released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) applied as specified in Section 21(b).
          Section 13. Post-Closing Changes; Bailees; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 9(a) of this Agreement without first giving at least 30 days’ prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will change the location of its FF&E and Inventory (other than Inventory sold in the ordinary course of business) or the place where it keeps the originals of the Assigned Agreements and Related Contracts to which such Grantor is a party and the originals of all chattel paper that evidence Receivables of such Grantor from the locations therefor specified in

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Sections 9(a) and 9(b) without first giving the Collateral Agent 30 days’ prior written notice of such change. Except as not otherwise prohibited by the Credit Agreement, no Grantor will become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days’ prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent’s security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will, upon reasonable notice, permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.
          (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee or agent, such Grantor will, upon the request of the Collateral Agent (i) notify such warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Agent’s account subject only to the Collateral Agent’s instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee or agent that an Event of Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent’s benefit and shall act solely on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.
          (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and at the Collateral Agent’s direction will take) such action as such Grantor or Collateral Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, however, that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, and upon written notice to such Grantor of its intention to do so, to notify the obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral

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Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) and applied as provided in Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.
          Section 14. Voting Rights; Distributions; Etc. (a) So long as no Event of Default shall have occurred and be continuing:
     (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of each Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral taken as a whole.
     (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all
     (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other non-cash property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,
     (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus, and
     (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Equity, except to the extent paid, payable or otherwise distributed in connection with a sale, lease, transfer or other disposition permitted under Section 5.02(e) of the Credit Agreement, shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).
(iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as

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such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
          (b) Upon the occurrence and during the continuance of an Event of Default:
     (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.
     (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).
          Section 15. As to the Assigned Agreements. (a) Each Grantor will at its expense (i) perform and observe in all material respects all terms and provisions of the Assigned Agreements to be performed or observed by it, enforce the Assigned Agreements to which it is a party in the best interests of the applicable Property in accordance with the terms thereof and in accordance with sound business judgment and take all such action to such end as may be requested from time to time by the Collateral Agent, and (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
          (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Credit Agreement.
     (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;
     (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder that

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would impair the value of the interests or rights of Grantor thereunder or that would impair the interests or rights of any Secured Party in any material respect;
     (iii) waive any default under or breach of any such Assigned Agreement; or
     (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party in any material respect.
          (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.
          Section 16. Payments Under the Assigned Agreements. (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that, upon the occurrence and during the continuance of any Event of Default, all payments due or to become due to such Grantor under or in connection with such Assigned Agreement will be made in accordance with the instructions of the Collateral Agent.
          (b) All moneys received or collected pursuant to subsection (a) above shall be applied as provided in Section 21(b).
          Section 17. Transfers and Other Liens; Additional Equity Interests. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement and Permitted Liens.
          (b) Each Grantor agrees that it shall (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities held by such Grantor, subject to the terms of the Credit Agreement.
          Section 18. Collateral Agent Appointed Attorney in Fact. To the extent permitted by applicable law, each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney in fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
     (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 12,

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     (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and
     (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.
          Section 19. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22.
          Section 20. The Collateral Agent’s Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for (i) the exercise of reasonable care with respect to, and the safe custody of, any Collateral in its possession and the accounting for moneys actually received by it hereunder, and (ii) the gross negligence or willful misconduct of any of the Collateral Agent’s officers, directors, agents or employees, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
          (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each, a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be

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authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.
          Section 21. Remedies. If any Event of Default shall have occurred and be continuing:
     (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed in writing by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral, (C) without notice to the Borrower or any other Loan Party, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Collateral in any deposit account and (D) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral will be applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 22) by the Collateral Agent for the ratable benefit of the Secured Parties against the Secured Obligations, in the following manner:

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     (i) first, paid to the Agents for any amounts then owing to the Agents pursuant to Section 9.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents; and
     (ii) second, ratably (A) paid to the Lender Parties for any amounts then owing to them under the Loan Documents ratably in accordance with such respective amounts then owing to such Lender Parties and (B) deposited as Collateral in the L/C Cash Collateral Account up to an amount equal to 100% of the aggregate Available Amount of all outstanding Letters of Credit, provided that in the event that any such Letter of Credit is drawn, the Collateral Agent shall pay to the Issuing Bank that issued such Letter of Credit the amount held in the L/C Cash Collateral Account in respect of such Letter of Credit, provided further that, to the extent that any such Letter of Credit shall expire or terminate undrawn and as a result thereof the amount of the Collateral in the L/C Cash Collateral Account shall exceed 100% of the aggregate Available Amount of all then outstanding Letters of Credit, such excess amount of such Collateral shall be applied in accordance with the remaining order of priority set out in this Section 21(b).
Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.
     (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).
     (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.
          Section 22. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

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          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.
          Section 23. Amendments; Waivers; Additional Grantors, Etc. (a) No amendment shall in any event be effective unless the same shall be in writing and signed by the parties hereto. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
          (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each, a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I-V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.
          Section 24. Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with Section 9.02 of the Credit Agreement. Delivery by telecopier or email (in pdf format) of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.
Section 25. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit and Secured Hedge Agreements, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement in

20

accordance with the terms thereof (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.
          Section 26. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing and (ii) such Grantor shall have delivered to the Collateral Agent, at least seven Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, a form of release for execution by the Collateral Agent and a certificate of Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request.
          (b) Upon any permitted Transfer or release of a Borrowing Base Asset in accordance with Section 5.02(e)(ii)(C) of the Credit Agreement, the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of any item of Collateral related to such Borrowing Base Asset from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default or Event of Default shall have occurred and be continuing or shall result from such Transfer and (ii) such Grantor shall have delivered to the Collateral Agent, at least seven Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral, including a form of release for execution by the Collateral Agent.
          (c) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Letters of Credit and Secured Hedge Agreements, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          Section 27. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional

21

irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:
     (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;
     (c) any taking, exchange, release or non perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
     (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;
     (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;
     (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);
     (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or
     (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.
This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

22

          Section 28. Third Party Waivers. (a) Each Grantor authorizes the Collateral Agent to perform any or all of the following acts at any time in its sole discretion, all without notice to any Grantor, without affecting such Grantor’s obligations under this Agreement or any other Loan Documents and without affecting the liens and encumbrances against the Collateral in favor of the Collateral Agent:
     (i) Subject to Section 9.01 of the Credit Agreement, the Collateral Agent may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.
     (ii) The Collateral Agent may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.
     (iii) The Collateral Agent may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and the Collateral Agent (or its nominees or designees) may also bid at any such sale.
     (iv) The Collateral Agent may apply any payments or recoveries from the any Borrower, any Grantor or any other source, and any proceeds of any security, to the obligations under the Loan Documents in such manner, order and priority as the Collateral Agent may elect.
     (v) The Collateral Agent may release any Borrower or any other person or entity of its liability for the Obligations or any part thereof.
     (vi) The Collateral Agent may substitute, add or release any one or more guarantors or endorsers.
     (vii) In addition to the Obligations, the Collateral Agent may extend other credit to any Borrower, and may take and hold security for the credit so extended.
          (b) Each Grantor waives:
     (i) Any right it may have to require the Collateral Agent to proceed against any Borrower, any Grantor or any other person or entity, proceed against or exhaust any security held from any Borrower, any Grantor or any person or entity, or pursue any other remedy in the Collateral Agent’s power to pursue;
     (ii) Any defense based on any claim that any Grantor’s obligations exceed or are more burdensome than those of any Borrower, any Grantor or any other Person;

23

     (iii) Any defense: (A) based on any legal disability of any other Person, (B) based on any release, discharge, modification, impairment or limitation of the liability of any other person or entity to the Collateral Agent from any cause, whether consented to by the Collateral Agent or arising by operation of law, (C) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of any other person or entity or any of their respective affiliates, or any general assignment for the benefit of creditors, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under any U.S. Federal or State law (each of the foregoing described in this clause (C) being referred to herein as an “Insolvency Proceeding”); or (D) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;
     (iv) Any defense based on any action taken or omitted by the Collateral Agent in any Insolvency Proceeding involving any other Person, including any election to have the Collateral Agent’s claim allowed as being secured, partially secured or unsecured, any extension of credit by the Collateral Agent to any other Person in any Insolvency Proceeding, and the taking and holding by the Collateral Agent of any security for any such extension of credit;
     (v) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Agreement or any other Loan Document and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind (except or expressly required by the Credit Agreement); and
     (vi) Except for such notices as required by the Loan Documents, any defense based on or arising out of any defense that the Borrower or any of its affiliates may have to the payment or performance of the Obligations (other than the defense that the Obligations have been paid in full).
          (c) (i) After the occurrence and during the continuance of any Event of Default, in its sole discretion, without prior notice (except as required by applicable law) to or consent of any Grantor or any Borrower, the Collateral Agent may elect to: (A) foreclose against any collateral for the Secured Obligations, (B) accept any offer to transfer any such collateral for the Secured Obligations in lieu of foreclosure, (C) compromise or adjust the Secured Obligations or any part thereof or make any other accommodation with any Borrower or any Person, or (D) exercise any other remedy against any Borrower or any person or entity or any collateral for the Secured Obligations. No such action by the Collateral Agent shall release or limit the Collateral Agent’s rights hereunder or under the other Loan Documents, even if the effect of the action is to deprive Grantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from any Borrower or any other Person for any sums paid to the Collateral Agent, whether contractual or arising by operation of law or otherwise. Each Grantor expressly

24

agrees that under no circumstances shall such Grantor be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Collateral Agent or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Secured Obligations.
          (ii) Subject to the prior full, final and indefeasible payment of all Secured Obligations to the Collateral Agent, each Grantor shall retain its rights to seek contribution and reimbursement from, and rights of subrogation with respect to, any other Grantor. Such rights of subrogation, contribution and reimbursement shall be subordinate to the Secured Obligations, and no Grantor shall enforce any such rights until the Secured Obligations shall have been finally paid in full.
          Section 29. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email (in pdf format) shall be effective as delivery of an original executed counterpart of this Agreement.
          Section 30. The Credit Agreement and the Mortgages. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall control and govern to the extent of such inconsistency. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.
          Section 31. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
[Signatures on following pages]

25

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CITIBANK, N.A., as Collateral Agent
By:
Name:
Title:

[Signatures continue on following pages]

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:		Campus Crest Communities GP, LLC
Its General Partner

	By:	Campus Crest Communities, Inc.
Its Sole Member

By:

Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

CAMPUS CREST AT STEPHENVILLE, LP

By:		Campus Crest GP II, LLC
Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT LUBBOCK, LP

By:		Campus Crest GP II, LLC
Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WACO, LP

By:		Campus Crest GP II, LLC
Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WACO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA FALLS LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST CHENEY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST JONESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST TROY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST MURFREESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

Schedule I to the
Security Agreement
LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION
NUMBER

		Chief		Jurisdiction
		Executive	Type of	of	Organizational
Grantor	Location	Office	Organization	Organization	I.D. No.
Campus Crest Communities Operating Partnership, LP	Delaware	North Carolina	limited partnership	Delaware	4756387

Campus Crest at Jacksonville, AL, LLC	Delaware	North Carolina	limited liability company	Delaware	4872347

Campus Crest at Mobile Phase II, LLC	Delaware	North Carolina	limited liability company	Delaware	4452384

Campus Crest at Cheney, LLC	Delaware	North Carolina	limited liability company	Delaware	4354026

Campus Crest at Jonesboro, LLC	Delaware	North Carolina	limited liability company	Delaware	4353885

Campus Crest at Troy, LLC	Delaware	North Carolina	limited liability company	Delaware	4336234

Campus Crest at Murfreesboro, LLC	Delaware	North Carolina	limited liability company	Delaware	4353883

Campus Crest at Wichita, LLC	Delaware	North Carolina	limited liability company	Delaware	4353897

Campus Crest at Stephenville, LP	Delaware	North Carolina	limited partnership	Delaware	4353882

		Chief		Jurisdiction
		Executive		of	Organizational
Grantor	Location	Office	Type of Organization	Organization	I.D. No.
Campus Crest at Lubbock, LP	Delaware	North Carolina	limited partnership	Delaware	4353884

Campus Crest at Waco, LP	Delaware	North Carolina	limited partnership	Delaware	4353880

Campus Crest at Wichita Falls, LP	Delaware	North Carolina	limited partnership	Delaware	4354012

Campus Crest at San Marcos, LP	Delaware	North Carolina	limited partnership	Delaware	4547797

Campus Crest Stephenville Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872361

Campus Crest Wichita Falls Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872367

Campus Crest Cheney Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872351

Campus Crest Jonesboro Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872358

Campus Crest Troy Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872365

Campus Crest Waco Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872366

Campus Crest Murfreesboro Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872360

Campus Crest Wichita Lessor, LLC	Delaware	North Carolina	limited liability company	Delaware	4872369

Schedule II to the
Security Agreement
ASSIGNED AGREEMENTS
None

Schedule III to the
Security Agreement
PROPERTIES AND LOCATION OF FF&E AND INVENTORY

		Locations of	Locations of
Grantor	Property	FF&E	Inventory
Campus Crest Communities Operating Partnership, LP	N/A	N/A	N/A

Campus Crest at Jacksonville, AL, LLC	The Grove at Jacksonville	351 Nisbet Street NW Jacksonville, AL 36265	351 Nisbet Street NW Jacksonville, AL 36265

Campus Crest at Mobile Phase II, LLC	The Grove at Mobile Phase II	375 Cleverdon Parkway Mobile, AL 36688	375 Cleverdon Parkway Mobile, AL 36688

Campus Crest at Cheney, LLC	The Grove at Cheney	240 S. Cheney-Spangle Rd Cheney, WA 99004	240 S. Cheney-Spangle Rd Cheney, WA 99004

Campus Crest at Jonesboro, LLC	The Grove at Jonesboro	500 N. Caraway Road Jonesboro, AR 72401	500 N. Caraway Road Jonesboro, AR 72401

Campus Crest at Troy, LLC	The Grove at Troy	920 E. Academy Street Troy, AL 36081	920 E. Academy Street Troy, AL 36081

Campus Crest at Murfreesboro, LLC	The Grove at Murfreesboro	1320 Journey Drive Murfreesboro, TN 37130	1320 Journey Drive Murfreesboro, TN 37130

Campus Crest at Wichita, LLC	The Grove at Wichita	2909 N. Oliver Street Wichita, KS 67220	2909 N. Oliver Street Wichita, KS 67220

Campus Crest at Stephenville, LP	The Grove at Stephenville	2825 W. Frey Street Stephenville, TX 76401	2825 W. Frey Street Stephenville, TX 76401

Campus Crest at Lubbock, LP	The Grove at Lubbock	315 N. Utica Drive Lubbock, TX 794 16	315 N. Utica Drive Lubbock, TX 79416

Campus Crest at Waco, LP	The Grove at Waco	2826 S. University Parks Dr. Waco, TX 76706	2826 S. University Parks Dr. Waco, TX 76706

1

		Locations of	Locations of
Grantor	Property	FF&E	Inventory
Campus Crest at Wichita Falls, LP	The Grove at Wichita Falls	5005 Lake Park Drive Wichita Falls, TX 76302	5005 Lake Park Drive Wichita Falls, TX 76302

Campus Crest at San Marcos, LP	The Grove at San Marcos	1200 East River Ridge Parkway San Marcos, TX 78666	1200 East River Ridge Parkway San Marcos, TX 78666

Campus Crest Stephenville Lessor, LLC	N/A	N/A	N/A

Campus Crest Wichita Falls Lessor, LLC	N/A	N/A	N/A

Campus Crest Cheney Lessor, LLC	N/A	N/A	N/A

Campus Crest Jonesboro Lessor, LLC	N/A	N/A	N/A

Campus Crest Troy Lessor, LLC	N/A	N/A	N/A

Campus Crest Waco Lessor, LLC	N/A	N/A	N/A

Campus Crest Murfreesboro, LLC	N/A	N/A	N/A

Campus Crest Wichita Lessor, LLC	N/A	N/A	N/A

2

Schedule IV to the
Security Agreement
CHANGES IN NAME, LOCATION, ETC.
1.	Campus Crest at Jacksonville, AL, LLC, a Delaware limited liability company, is the surviving entity of a merger with Campus Crest at Jacksonville, AL, LLC, an Alabama limited liability company.

2.	The location and chief executive office of the predecessor to Campus Crest Communities Operating Partnership, LP and its subsidiaries was 3 Centerview Drive, Suite 200, Greensboro, North Carolina 27407 before its relocation to the current location of 2100 Rexford Road, Suite 414, Charlotte, NC 28211.

3.	Campus Crest at Edmond, LLC filed a Certificate of Conversion to its Certificate of Formation on October 29, 2007 and a Certificate of Limited Partnership on October 29, 2007.

4.	Campus Crest at San Marcos, LP amended its Certificate of Limited Partnership on November 18, 2008.

Schedule V to the
Security Agreement
PLEDGED EQUITY
NONE.
Sched. V-1

Exhibit A to the
Security Agreement
FORM OF SECURITY AGREEMENT SUPPLEMENT
[Date of Security Agreement Supplement]

To:	CITIBANK, N.A.., as Collateral Agent 1615 Brett Road New Castle, Delaware 19720
[Name of Grantor]
Ladies and Gentlemen:
          Reference is made to (i) the Credit Agreement dated as of October [_], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership, as the Borrower, the Guarantors named therein, the Lender Parties party thereto, Citibank, N.A., as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the “Collateral Agent”), and Citibank, N.A., as administrative agent for the Lender Parties, and (ii) the Security Agreement dated October [_], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
          SECTION 1. Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.
          SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secure the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.
Exhibit A-1

          SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through V to Schedules I through V respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.
          SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.
          SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.
          SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

Exhibit A-2

Exhibit B to the
Security Agreement
FORM OF CONSENT AND AGREEMENT
          The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated October [_], 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”, the terms defined therein being used herein as therein defined) from the grantors from time to time party thereto (collectively, “Grantor”) to CITIBANK, N.A., as Collateral Agent (the “Collateral Agent”) for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor’s right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Agent that:
     (1) A true copy of the agreement between the undersigned and the Grantor dated                     ,           (the “Assigned Agreement”), including, without limitation, all amendments, modifications, restatements and supplements is attached hereto as Schedule 1. The Assigned Agreement is in full force and effect, and the undersigned is not aware of any default under the Assigned Agreement or any event that would give any party the right to terminate or rescind the Assigned Agreement. No prepayments have been made of any amounts to become due under the Assigned Agreement.
     (2) Upon notice from the Collateral Agent that an Event of Default under the Credit Agreement, dated as of October [__], 2010 among Campus Crest Communities Operating Partnership, LP, as borrower, the other Loan Parties party thereto, the Lender Parties party thereto and the Collateral Agent, in its capacity as collateral agent and as administrative agent, has occurred and is continuing, the undersigned will make all payments to be made by it to the Grantor under or in connection with the Assigned Agreement in accordance with the instructions of the Collateral Agent.
     (3) The undersigned will not seek to recover from any Secured Party for any reason any payment referred to in paragraph 2 above once made.
     (4) The Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise; provided, however, that nothing contained in this Consent and Agreement or the Security Agreement shall in any way limit, reduce or modify any of the undersigned’s rights or remedies contained in the Assigned Agreement against Grantor for a breach of the Assigned Agreement.
     (5) The undersigned will not, without the prior written consent of the Collateral Agent, amend, amend and restate, supplement or otherwise modify the
Exhibit B-l

Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement; provided, however, that nothing contained in this Consent and Agreement or the Security Agreement shall in any way limit or modify the undersigned’s rights to terminate the Assigned Agreement in accordance with the terms thereof.
     (6) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives the Collateral Agent written notice of the default and permits the Collateral Agent to cure the default within a period of 15 days (in the case of monetary defaults) and 30 days (in the case of non-monetary defaults) after the later of (i) notice of default has been given to the Collateral Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreement for the Grantor to cure the default.
     (7) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice of default given by the undersigned pursuant to the Assigned Agreement.
     (8) Except as specifically provided in this Consent and Agreement or as expressly assumed by the Collateral Agent or a Secured Party, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.
     (9) Upon the enforcement of the Security Agreement by the Collateral Agent and the transfer of the Assigned Agreement to a transferee (and the assumption of the Assigned Agreement by such transferee), the undersigned will recognize the transferee as the counterparty to the Assigned Agreement in the place and stead of the Grantor; provided, however, that nothing contained in this Consent and Agreement or the Security Agreement shall in any way limit or modify the undersigned’s rights to terminate the Assigned Agreement in accordance with the terms thereof.
     In order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, the undersigned repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made by it in the Assigned Agreement.
     This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.
Exhibit B-2

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated: , __	[NAME OF OBLIGOR]

By
Name:
Title:
Exhibit B-3

Exhibit C to the
Security Agreement
FORM OF AUTHORIZATION STATEMENT
[_______] [___] , 20 [__]
To:     [Name and Address of Issuer]
          Reference is made to the Security Agreement, dated October [_], 2010 (the “Security Agreement”, capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Security Agreement), made by the undersigned and certain other Loan Parties to Citibank, N.A., as Collateral Agent, a copy of which is attached hereto. Pursuant to the Security Agreement, the undersigned hereby notifies [Name of Issuer] that the undersigned has granted to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all of the undersigned’s right, title and interest in and to all of the Pledged Equity (including all of the Equity Interests of the undersigned in [Name of Issuer]), and hereby instructs [Name of Issuer] to register the Security Interest in favor of:
Citibank, N.A., as Collateral Agent
1615 Brett Road
New Castle, Delaware 19720
Attn: Bank Loan Syndications Department

Very Truly Yours,

[NAME OF PLEDGOR]

By:
Name:
Title:
Exhibit C-l

Exhibit D to the
Security Agreement
FORM OF ACKNOWLEDGEMENT AND CONSENT
          The undersigned hereby acknowledges receipt of a copy of the Authorization Statement, dated as of [_____] [__], [20__] and the Security Agreement referred to therein. [Name of Issuer] agrees to notify the Collateral Agent in writing of any issuance to [Name of Grantor] of any Equity Interests of the undersigned in [Name of Issuer] or other securities in addition to or in substitution for the Equity Interests of the undersigned in [Name of Issuer] currently issued to [Name of Grantor].

[NAME OF ISSUER]
By:
Name:
Title:

Exhibit D-l

Exhibit E to the
Security Agreement
FORM OF TRANSACTION STATEMENT
[                    ] [                    ], 20[                    ]

To:	[NAME OF PLEDGOR]

and

CITIBANK, N.A., as Collateral Agent 1615 Brett Road New Castle, Delaware 19720 Attn.: Bank Loan Syndications Department
          This Transaction Statement is to advise you that the pledge of [describe Pledged Equity] (“Pledged Equity”) has been registered in favor of Citibank, NA.., as Collateral Agent (“Lienholder”), as follows:
Citibank, N.A., as Collateral Agent
1615 Brett Road
New Castle, Delaware 19720
Attn.: Bank Loan Syndications Department
Taxpayer identification number: [                    ].
          Except for the pledge referred to herein, there are no liens or other encumbrances on the interest of [Name of Grantor] in the undersigned, and no adverse claims to which the Pledged Equity is or may be subject are known to the undersigned.
          The pledge was registered on [INSERT DATE OF REGISTRATION].
          To the extent the Pledged Equity shall at any time be deemed “uncertificated securities” under Article 8 of the Uniform Commercial Code as in effect from time to time in the jurisdiction of the undersigned, the undersigned agrees that it will comply with instructions originated by the Lienholder with respect to the Pledged Equity without further consent by [Name of Grantor].
Exhibit E-l

          This Transaction Statement is merely a record of the rights of the addressees as of the time of its issuance. Delivery of this Transaction Statement, of itself, confers no rights on the recipients. This Transaction Statement is neither a negotiable instrument nor a security.

Very Truly Yours,

[NAME OF ISSUER]

By:
Name:
Title:
Exhibit E-2

EXHIBIT G to the
CREDIT AGREEMENT
FORM OF
MORTGAGE
(See Attached)

Form of Mortgage
MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
AND LEASES AND FIXTURE FILING [(LEASEHOLD ESTATE)] ([                    ])
by and from
[                              ], “Grantor”
to and for the benefit of
CITIBANK, N.A., in its capacity as Agent, “Beneficiary”
Dated as of [                    ], 2010

Location:	[ ]
Municipality:	[ ]
County:	[ ]
State:	[ ]
THE SECURED PARTY (BENEFICIARY) DESIRES THIS FIXTURE FILING
TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
DESCRIBED HEREIN.
PREPARED BY, RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attn: Brian Krisberg, Esq.

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
AND LEASES AND FIXTURE FILING [(LEASEHOLD ESTATE)] ([                    ])
          THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING [(LEASEHOLD ESTATE)] ([                    ]) (this “Mortgage”) is dated as of [                    ], 2010 by and from [                    ], a Delaware [limited liability company][limited partnership] (“Grantor”), whose address is c/o Campus Crest Communities Operating Partnership, LP, 2100 Rexford Road, Suite 414, Charlotte, North Carolina 28211, Attention: Donald L. Bobbitt, Jr., to and for the benefit of CITIBANK, N.A., a national banking association, as collateral agent (in such capacity, “Agent”) for the Secured Parties as defined in the Credit Agreement (defined below), having an address at Two Penns Way, New Castle, Delaware 19720 (Agent, together with its successors and assigns, “Beneficiary”).
ARTICLE 1
DEFINITIONS
          Section 1.1 Definitions. All capitalized terms used herein without definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of even date herewith, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership, as borrower (“Borrower”), the guarantors listed therein, Agent and the other Secured Parties identified therein. As used herein, the following terms shall have the following meanings “Event of Default” : An Event of Default under and as defined in the Credit Agreement.
          (b) “Guaranty”: That certain guaranty provided pursuant to Article VII of the Credit Agreement and any Guaranty Supplement by and from Grantor and the other Guarantors referred to therein for the benefit of the Secured Parties dated as of even date herewith, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.
          (c) “Indebtedness”: (1) All indebtedness of Grantor to Beneficiary or any of the other Secured Parties under the Credit Agreement or any other Loan Document to which Grantor is a party, including, without limitation (except as otherwise set forth in Section 7.01(b) of the Credit Agreement), the sum of all (a) principal, interest and other amounts owing under or evidenced or secured by the Loan Documents, (b) principal, interest and other amounts which may hereafter be lent by Beneficiary or any of the other Secured Parties under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (c) obligations and liabilities of any nature now or hereafter existing under or arising in connection with Letters of Credit and other extensions of credit under the Credit Agreement or any of the other Loan Documents and reimbursement obligations in respect thereof, together with interest and other amounts payable with respect thereto, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Grantor to Beneficiary or any of the other Secured Parties under documents which recite that they are intended to be secured by this Mortgage. The Indebtedness secured hereby includes, without limitation, all interest and expenses accruing after the commencement by or against Grantor or any of its affiliates of a proceeding under the Bankruptcy Code (defined below) or any similar law for the relief of debtors. The Credit Agreement contains a revolving credit facility which permits Borrower to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Secured Parties, all upon satisfaction of certain conditions stated in the Credit Agreement. This Mortgage secures all advances and re-advances under the Credit Agreement, including, without limitation, those under the revolving credit facility contained therein.
          (d) “Mortgaged Property”: [The fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Grantor (the “Land”),] [The leasehold interest in the real property described in Exhibit A created by the Subject Lease (defined below), together with all rights and interests of Grantor in and to the Subject Lease and any greater estate therein as hereafter may be acquired by Grantor (the “Land”),] and all of Grantor’s right, title and interest in and to (1) all improvements now owned or hereafter acquired by Grantor, now or at any time situated, placed or constructed upon the Land (the “Improvements ”; the Land and Improvements are collectively referred to as the “Premises”), (2) (A) all materials, supplies, equipment, apparatus, appliances, machinery and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements, (B) all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, attached cabinets, partitions, doorstops, vaults, motors, elevators, dumb-waiters, storm doors and windows, awnings, window coverings, curtains, window shades, venetian blinds, drapes, drapery rods and brackets, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, communication, surveillance and security systems and apparatus, television, radio, music and cable antennae and systems, computers, computer reservation systems and related equipment, mirrors, mantels, screens, attached floor covering, linoleum, carpets and carpeting, signs, decorations, artwork (including painting, prints, sculpture and other fine art), plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, fuel, water and other pumps and tanks, laundry equipment, washers, dryers, mini-bars, ice-boxes and heating units, kitchen and restaurant equipment and appliances (including stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters and incinerators), hall and lobby equipment, ventilating, refrigerating, incinerating, escalator and air conditioning plants or systems with appurtenant fixtures, vacuum cleaning systems, call and/or beeper systems, generators, boilers, compressors and engines; garbage disposal machinery or equipment, trees, plants and other items of landscaping, and irrigation equipment now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Premises, (C) all furniture and furnishings of every nature whatsoever now or hereafter owned or leased by Grantor or in which Grantor has any rights or interest and located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Premises, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered (all items described in the foregoing clauses (A) through (C), collectively, the “Fixtures”), (3) (A) all cocktail lounge supplies, including bars, glassware, bottles and tables

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used in connection with the Premises, (B) all chaise lounges, hot tubs, swimming pool heaters and equipment and all other health and recreational equipment and beauty and barber equipment used in connection with the Premises, (C) all goods, inventory, equipment and supplies used in connection with any commercial operations on the Premises, including communication systems, visual and electronic surveillance systems and transportation systems, (D) all tools, utensils, food and beverage, liquor, silverware, dishes, uniforms, linens, rugs, housekeeping and maintenance supplies, vehicles and fuel relating to the Premises, (E) all equipment, manual, mechanical or motorized, for the construction, maintenance, repair and cleaning of parking areas, walks, underground ways, truck ways, driveways, common areas, roadways, highways and streets related to the Premises, and (F) all goods, accounts, inventory, general intangibles, instruments, documents, contract rights and chattel paper, including all such items as defined in the UCC (defined below), now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (all items described in the foregoing clauses (A) through (F), collectively, the “Personalty”), (4) all reserves, escrows or impounds required under the Credit Agreement or any of the other Loan Documents and all deposit accounts maintained by Grantor with respect to the Mortgaged Property (the “Deposit Accounts”), (5) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person [, other than Grantor,] a possessory interest in, or the right to use, all or any part of the Mortgaged Property, including, without limitation, all licenses, leases or agreements for transient use of facilities, together with all related security and other deposits (the “Leases”), (6) all of the rents, revenues, royalties, income, proceeds, profits, accounts receivable, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the foregoing, together with the Service Revenues, defined below, collectively, the “Rents”), (7) all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”), (8) (A) all books, records, customer lists, concession agreements, supply or service contracts, supplier lists, licenses, permits, governmental approvals, signs, goodwill, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Grantor and its Affiliates), (B) all right to use agreements for the Premises, including all rents, issues, profits, income and maintenance fees resulting therefrom, and (C) all advertising and promotional materials, blueprints, surveys, plans and other documents used in the construction or operation of the Premises, whether any of the foregoing is now owned or hereafter acquired (all items described in the foregoing clauses (A) through (C), collectively, the “Intangible Property”), (9) all fees, charges, accounts and/or other payments for the use or occupancy of rooms, suites, or other lodging facilities of any kind and/or public facilities in or at the Premises, or for the provision of any food and/or beverages or other services at the Premises, including fees, charges, accounts and/or other payments arising from (A) sale of food and beverages at the Premises, whether in a restaurant, through “room service” dining, or though banquet and catering facilities and services, (B) laundry, vending machine and telecommunications receipts, whether billed to residents of the Premises or collected in cash, (C) rental of conference rooms and meeting rooms and recreational rooms, (D) operation of health club, spa, personal care, and other facilities located

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in, on or at the Premises, (E) incidental charges to residents of the Premises or other users or customers, (F) any other charges of any kind, for the direct or indirect benefit of Grantor, and (G) any payments (and accounts receivable or other rights to receive payments) from any consumer credit/charge card organization or entity (such as, or similar to, the organizations or entities that sponsor and administer the American Express Card, the Visa Card, the Mastercard, the Carte Blanche Card, or the Discover Card), whether now existing or hereafter created, substitution thereof and any and all of the foregoing and proceeds therefrom, (all such accounts and/or other payments or accounts receivable, collectively, the “Service Revenues”), (10) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (11) all property tax refunds payable with respect to the Mortgaged Property (the “Tax Refunds”), (12) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”), (13) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Grantor but subject to the terms and conditions of this Mortgage (the “Insurance”), and (14) all awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to any condemnation or other taking (or any purchase in lieu thereof) of all or any portion of the Land, Improvements, Fixtures or Personalty but subject to the terms and conditions of this Mortgage (the “Condemnation Awards”). As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or requires, any portion of the above or any interest therein. Notwithstanding the foregoing or any contrary provisions herein or in any of the other Loan Documents, in no event shall the “Intangible Property” or the “Mortgaged Property” ever include any rights or interests in the names “Campus Crest,” “The Grove” or any other name which incorporates such words or any logos or other intellectual property rights in respect or regard thereto.
          (e) “Obligations”: All of the agreements, covenants, conditions, warranties, representations and other obligations of Grantor under the Credit Agreement and the other Loan Documents to which it is a party.
          (f) “Security Agreement”: That certain Security Agreement by and from Grantor and the other grantors referred to therein to Agent and the other Secured Parties dated as of even date herewith, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time.
          (g) [“Subject Lease”: Shall have the meaning set forth in Exhibit B attached hereto.]
          (h) “UCC”: The Uniform Commercial Code of [                    ] or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than [ ___ ], then, as to the matter in question, the Uniform Commercial Code in effect in that state.

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ARTICLE 2
GRANT
          Section 2.1 Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Grantor GRANTS, BARGAINS, ASSIGNS, SELLS, CONVEYS and CONFIRMS, to Beneficiary the Mortgaged Property, subject, however, only to the matters that are set forth on Exhibit [B] [C] attached hereto (the “Permitted Encumbrances”) and to Permitted Liens, TO HAVE AND TO HOLD the Mortgaged Property, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Beneficiary.
ARTICLE 3
WARRANTIES, REPRESENTATIONS AND COVENANTS
          Grantor warrants, represents and covenants to Beneficiary as follows:
          Section 3.1 Title to Mortgaged Property and Lien of this Instrument.
          Grantor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances and the Permitted Liens. This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property, except for the Permitted Encumbrances and the Permitted Liens.
          Section 3.2 First Lien Status. Grantor shall preserve and protect the first lien and security interest status of this Mortgage and the other Loan Documents. If any lien or security interest other than a Permitted Lien is asserted against the Mortgaged Property, Grantor shall promptly, and at its expense, (a) give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and other terms), and (b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).
          Section 3.3 Payment and Performance. Grantor shall pay or cause to be paid the Indebtedness when due under the Credit Agreement and the other Loan Documents and shall perform or cause to be performed the Obligations in full when they are required to be performed (subject to all applicable notice and cure periods set forth in the Loan Documents).
          Section 3.4 Replacement of Fixtures and Personalty. Grantor shall not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty owned or leased by Grantor (other than food, liquor and other consumables which shall be replaced in the ordinary course) to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or is permitted to be removed by the Credit Agreement.
          Section 3.5 Inspection. Grantor shall permit Beneficiary and the other Secured Parties and their respective agents, representatives and employees, upon reasonable prior notice to Grantor, [and in compliance with the Subject Lease,] to inspect the Mortgaged Property and all books and records of Grantor located thereon, and to conduct such environmental and engineering studies as Beneficiary or the other Secured Parties may

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reasonably require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property; provided, that, notwithstanding anything herein to the contrary, Grantor shall be obligated to reimburse Beneficiary for its costs and expenses incurred in connection with the exercise of Beneficiary’s rights under this Section 3.5 only if such exercise occurs after the occurrence and during the continuance of a Default or an Event of Default.
          Section 3.6 Other Covenants. All of the covenants in the Credit Agreement are incorporated herein by reference and, together with covenants in this Article 3, shall be covenants running with the Land.
          Section 3.7 Insurance; Condemnation Awards and Insurance Proceeds.
          (a) Insurance. Grantor shall maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to the Mortgaged Property in substantial compliance with the requirements set forth on Schedule I attached hereto.
          (b) Condemnation Awards. [Subject to the terms of the Subject Lease,] Grantor assigns all Condemnation Awards to Beneficiary and authorizes Beneficiary to collect and receive such Condemnation Awards [(to the extent Grantor is entitled thereto under the Subject Lease)] and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement and the applicable provisions of Schedule I attached hereto.
          (c) Insurance Proceeds. [Subject to the terms of the Subject Lease,] Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Subject to the terms of the Credit Agreement and the applicable provisions of Schedule I attached hereto, Grantor authorizes Beneficiary to collect and receive such proceeds [(to the extent Grantor is entitled thereto under the Subject Lease)] and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses [(to the extent Grantor is entitled thereto under the Subject Lease)] directly to Beneficiary, instead of to Grantor and Beneficiary jointly.
ARTICLE 4
[LEASEHOLD MORTGAGE PROVISIONS
          Section 4.1 Representations; Warranties; Covenants. Grantor hereby represents, warrants and covenants that:
          (a) (1) Except as set forth in Exhibit B hereof, the Subject Lease is unmodified and in full force and effect, (2) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (3) Grantor enjoys the quiet and peaceful possession of the Premises, (4) to the best of its knowledge, Grantor is not in default under any of the material terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, (5) to the best of Grantor’s knowledge, the lessor thereunder is not in default under any of the material terms or provisions thereof on the part of the lessor to be observed or performed, and (6) [except as contemplated in

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Section 21 (for Mobile Phase II) of the Subject Lease,] Grantor has not previously subordinated or agreed to subordinate its interest in the Mortgaged Property to the Lien or interests of any mortgagee of the lessor’s fee interest in the Premises;
          (b) Grantor shall promptly pay, when due and payable, the rent and other charges payable pursuant to the Subject Lease, taking into account any applicable grace or cure periods, and will timely perform and observe all of the other terms, covenants and conditions required to be performed and observed by Grantor as lessee under the Subject Lease;
          (c) Grantor shall notify Beneficiary in writing of any default by Grantor in the performance or observance of any terms, covenants or conditions on the part of Grantor to be performed or observed under the Subject Lease within three (3) days after Grantor obtains knowledge of such default;
          (d) Grantor shall, promptly upon receipt thereof, deliver a copy of each material notice given to Grantor by the lessor pursuant to the Subject Lease and promptly notify Beneficiary in writing of any default by the lessor in the performance or observance of any of the terms, covenants or conditions on the part of the lessor to be performed or observed thereunder;
          (e) Unless required under the terms of the Subject Lease, Grantor shall not terminate, modify or surrender the Subject Lease without the prior written consent of Beneficiary (which, in the case of any proposed termination or surrender, may be granted or withheld in Beneficiary’s sole and absolute discretion and, in the case of any other modification, may be granted or withheld in Beneficiary’s reasonable discretion), and any such attempted termination, modification or surrender without Beneficiary’s written consent shall be void;
          (f) If the Subject Lease shall be rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) pursuant to the Bankruptcy Code or similar or successor law or right, Grantor covenants that it will not elect to treat the Subject Lease as terminated under 11 U.S.C. § 365(h) or any similar or successor law or right. Upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the sole and exclusive right to make or refrain from making any such election, and Grantor agrees that any such election, if made by Grantor other than in accordance with this subsection, shall be void and of no force or effect;
          (g) Grantor shall, within thirty (30) days after written request from Beneficiary, use commercially reasonable efforts to obtain from the lessor and deliver to Beneficiary a certificate setting forth the name of the tenant under the Subject Lease and stating that the Subject Lease is in full force and effect, is unmodified or, if the Subject Lease has been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereof has been served on Grantor, stating that no default or event which with notice or lapse of time (or both) would become a default is existing under the Subject Lease (or if any such default or event is existing, specifying the nature of such default or event), stating the date to which rent has been paid, and containing such other statements and representations as may be reasonably requested by Beneficiary; provided, however, that so long as no Event of Default shall have occurred and be continuing, no more than one (1) such certificate shall be requested during any twelve (12) month period; and

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          (h) Grantor shall not at any time subordinate its interest in the Mortgaged Property or any portion thereof to the Lien or interests of any mortgagee of the lessor’s fee interest in the Premises [except in accordance with Section 21 of the Subject Lease].
          Section 4.2 No Merger. So long as any portion of the Indebtedness or the Obligations remain unpaid or unperformed and the Commitments have not expired or been terminated, the fee title to and the leasehold estate in the Premises subject to the Subject Lease shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the lessor or Grantor, or in a third party, by purchase or otherwise. If Grantor acquires the fee title or any other estate, title or interest in the Premises, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein. Grantor agrees to execute all instruments and documents that Beneficiary may reasonably require to ratify, confirm and further evidence the lien of this Mortgage on the acquired estate, title or interest. Furthermore, Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute and deliver, following the occurrence and during the continuance of an Event of Default, all such instruments and documents in the name and on behalf of Grantor. This power, being coupled with an interest, shall be irrevocable as long as any portion of the Indebtedness or the Obligations remains unpaid or unperformed and the Commitments have not expired or been terminated.
          Section 4.3 Beneficiary as Lessee. If the Subject Lease shall be terminated prior to the natural expiration of its term due to default by Grantor or any tenant thereunder, and if, pursuant to the provisions of the Subject Lease, Beneficiary or its designee shall acquire from the lessor a new lease of the Premises, Grantor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.
          Section 4.4 No Assignment. Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Subject Lease within the meaning of any provision thereof prohibiting its assignment and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage. Beneficiary shall be liable for the obligations of the tenant arising out of the Subject Lease for only that period of time for which Beneficiary is in possession of the Premises or has acquired, by foreclosure or otherwise, and is holding all of Grantor’s right, title and interest therein.
ARTICLE 5
DEFAULT AND FORECLOSURE
          Section 5.1 Remedies. Upon the occurrence and during the continuance of an Event of Default, Beneficiary may, at Beneficiary’s election, exercise any or all of the following rights, remedies and recourses:
          (a) Acceleration. Subject to any provisions of the Loan Documents providing for the automatic acceleration of the Indebtedness upon the occurrence of certain Events of Default, declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature

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whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable.
          (b) Entry on Mortgaged Property. [Enter] [Subject to the terms of the Subject Lease and applicable law, enter] the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Grantor remains in possession of the Mortgaged Property following the occurrence and during the continuance of an Event of Default and without Beneficiary’s prior written consent, [subject to the terms of the Subject Lease and applicable law,] Beneficiary may invoke any legal remedies to dispossess Grantor.
          (c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (including making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), [all in a manner consistent with the terms of the Subject Lease,] and apply all Rents and other amounts collected by Beneficiary in connection therewith in accordance with the provisions of Section 5.7.
          (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels as Beneficiary may determine [subject to the terms of the Subject Lease]. With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Grantor. Beneficiary or any of the other Secured Parties may be a purchaser at such sale. If Beneficiary or such other Secured Party is the highest bidder, Beneficiary or such other Secured Party may credit the portion of the purchase price that would be distributed to Beneficiary or such other Secured Party against the Indebtedness in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.
          (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Grantor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, [and in a manner consistent with the terms of the Subject Lease,] and shall apply such Rents in accordance with the provisions of Section 5.7.

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          (f) Other. [Exercise] [Subject to the terms of the Subject lease, exercise] all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity.
          Section 5.2 Separate Sales. [The] [To the extent not prohibited under the Subject Lease, the] Mortgaged Property may be sold in one or more parcels and in such manner and order as Beneficiary in its sole discretion may elect. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.
          Section 5.3 Remedies Cumulative, Concurrent and Nonexclusive. Beneficiary and the other Secured Parties shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Beneficiary or such other Secured Party, as the case may be, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Beneficiary or any other Secured Party in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.
          Section 5.4 Release of and Resort to Collateral. Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.
          Section 5.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of any election by Beneficiary to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents (except with respect to matters for which the Loan Documents specifically provide for the giving of notice to the Grantor and except with respect to any matter for which Beneficiary is required by applicable law to give notice), and (c) any right to a marshalling of assets or a sale in inverse order of alienation.
          Section 5.6 Discontinuance of Proceedings. If Beneficiary or any other Secured Party shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary or such other Secured Party, as the case may be, shall have the unqualified right to do so and, in such an event, Grantor, Beneficiary and the other Secured Parties shall be restored

10

to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary and the other Secured Parties shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary or any other Secured Party thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.
          Section 5.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Beneficiary (or a receiver, if one is appointed) in the following order unless otherwise required by applicable law:
          (a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) trustee’s and receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (2) court costs, (3) attorneys’ and accountants’ fees and expenses, [and] (4) costs of advertisement [and (5) the payment of all rent and other charges under the Subject Lease];
          (b) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and
          (c) the balance, if any, to the Persons legally entitled thereto.
          Section 5.8 Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof in accordance with Section 5.1(d) will divest all right, title and interest of Grantor in and to the property sold. Subject to applicable law [and the Subject Lease], any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Grantor retains possession of such property or any part thereof subsequent to such sale, Grantor will be considered a tenant at sufferance of the purchaser, and will, if Grantor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.
          Section 5.9 Additional Advances and Disbursements; Costs of Enforcement.
          (a) [Upon] [To the extent not prohibited under the terms of the Subject Lease, upon] the occurrence and during the continuance of any Event of Default, Beneficiary and each of the other Secured Parties shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor. All sums advanced and expenses incurred at any time by Beneficiary or any other Secured Party under this Section 5.9, or otherwise under this Mortgage or any of the other Loan Documents or applicable law during the continuance of an Event of Default, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the default rate applicable to Base Rate Advances pursuant to Section 2.07(b) of the Credit Agreement, and all such sums, together with interest thereon, shall be secured by this Mortgage.

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          (b) Grantor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.
          Section 5.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 5, the assignment of the Rents and Leases under Article 6, the security interests under Article 7, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity, shall cause Beneficiary or any other Secured Party to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Beneficiary or any other Secured Party to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.
ARTICLE 6
ASSIGNMENT OF RENTS AND LEASES
          Section 6.1 Assignment. In furtherance of and in addition to the assignment made by Grantor in Section 2.1 of this Mortgage, Grantor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Beneficiary all of Grantor’s right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of Grantor’s right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Grantor shall have a revocable license from Beneficiary to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Grantor, the license herein granted shall expire and terminate, without notice to Grantor by Beneficiary (any such notice being hereby expressly waived by Grantor to the extent permitted by applicable law), but said license shall be deemed reinstated upon Beneficiary’s acceptance of any cure of such Event of Default.
          Section 6.2 Perfection Upon Recordation. Grantor acknowledges that Beneficiary has taken all actions necessary to obtain, and that upon recordation of this Mortgage Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Grantor acknowledges and agrees that upon recordation of this Mortgage, Beneficiary’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Grantor and to the extent permitted under applicable law, all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

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          Section 6.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder, Grantor and Beneficiary agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Grantor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.
          Section 6.4 [FEE ONLY: No Merger of Estates. So long as any portion of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged and the Commitments have not expired or been terminated, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any tenant or any third party by purchase or otherwise.]
ARTICLE 7
SECURITY AGREEMENT
          Section 7.1 Security Interest. This Mortgage constitutes a “security agreement” on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Intangible Property, Service Revenues, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Grantor grants to Beneficiary a first and prior security interest in the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Intangible Property, Service Revenues, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Beneficiary shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Personalty, Fixtures, Leases, Rents, Deposit Accounts, Property Agreements, Intangible Property, Service Revenues, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Grantor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Grantor. In the event of any conflict or inconsistency between the terms of this Mortgage and the terms of the Security Agreement with respect to the collateral covered both therein and herein, the Security Agreement shall control and govern to the extent of any such conflict or inconsistency.
          Section 7.2 Financing Statements. Grantor shall prepare and deliver to Beneficiary such financing statements, and shall execute and deliver to Beneficiary such other documents, instruments and further assurances, in each case in form and substance reasonably satisfactory to Beneficiary, as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary’s security interest hereunder. Grantor hereby irrevocably authorizes Beneficiary to cause financing statements (and amendments thereto and continuations thereof) and any such documents, instruments and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Grantor represents and warrants to Beneficiary that Grantor’s jurisdiction of organization is the State of Delaware. After the date of this Mortgage, Grantor shall not change its name, type of organization, organizational identification number (if any),

13

jurisdiction of organization or location (within the meaning of the UCC) without giving at least thirty (30) days’ prior written notice to Beneficiary.
          Section 7.3 Fixture Filing. This Mortgage shall also constitute a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures (as defined under the UCC). The information provided in this Section 7.3 is provided so that this Mortgage shall comply with the requirements of the UCC for a mortgage instrument to be filed as a financing statement. Grantor is the “Debtor” and its name and mailing address are set forth in the preamble of this Mortgage immediately preceding Article 1. Beneficiary is the “Secured Party” and its name and mailing address from which information concerning the security interest granted herein may be obtained are also set forth in the preamble of this Mortgage immediately preceding Article 1. A statement describing the portion of the Mortgaged Property comprising the fixtures hereby secured is set forth in Section 1.1(d) of this Mortgage. Grantor represents and warrants to Beneficiary that Grantor is the record owner of the Mortgaged Property, the employer identification number of Grantor is [                    ] and the organizational identification number of Grantor is [                    ].
ARTICLE 8
INTENTIONALLY OMITTED
ARTICLE 9
MISCELLANEOUS
          Section 9.1 Notices. Any notice required or permitted to be given under this Mortgage shall be given in accordance with Section 9.02 of the Credit Agreement.
          Section 9.2 Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Grantor and Beneficiary to be, and shall be construed as, covenants running with the Land. As used herein, “Grantor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; provided, however, that no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary.
          Section 9.3 Attorney-in-Fact. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise (a) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents (including, without limitation, all Service Revenues), Deposit Accounts, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (b) to prepare and file or record financing statements and continuation statements, and to prepare, execute and file or record applications for registration and like papers necessary to create, perfect or preserve Beneficiary’s security interests and rights in or to any of the Mortgaged Property as contemplated herein, and (c) after the occurrence and

14

during the continuance of any Event of Default, to perform any obligation of Grantor hereunder; provided, however, that (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Indebtedness and shall bear interest at the highest rate at which interest is then computed on any portion of the Indebtedness; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 9.3.
          Section 9.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Beneficiary, the other Secured Parties and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of Beneficiary, assign any rights, duties or obligations hereunder.
          Section 9.5 No Waiver. Any failure by Beneficiary or the other Secured Parties to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Beneficiary and the other Secured Parties shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.
          Section 9.6 Credit Agreement. If any conflict or inconsistency exists between this Mortgage and the Credit Agreement, the Credit Agreement shall control and govern to the extent of any such conflict or inconsistency.
          Section 9.7 Release or Reconveyance. Beneficiary, at Grantor’s request and expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Grantor, in the event of any of the following: (i) payment in full of the Indebtedness, performance in full of the Obligations, and termination or expiration of the Commitments, (ii) a sale or other disposition of the Mortgaged Property permitted by the Credit Agreement or (iii) as otherwise expressly provided in the Credit Agreement.
          Section 9.8 Waiver of Stay, Moratorium and Similar Rights. Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Indebtedness or Obligations secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary or any other Secured Party.
          Section 9.9 Applicable Law. The provisions of this Mortgage regarding the creation, perfection and enforcement of the hens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Mortgage shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).

15

          Section 9.10 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.
          Section 9.11 Severability. If any provision of this Mortgage shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Mortgage.
          Section 9.12 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Grantor and Beneficiary relating to the subject matter hereof and thereof and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
          Section 9.13 Beneficiary as Agent; Successor Agents.
          (a) Agent has been appointed to act as Agent hereunder by the other Secured Parties. Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Mortgaged Property) in accordance with the terms of the Credit Agreement, any related agency agreement among Agent and the other Secured Parties (collectively, as amended, amended and restated, supplemented or otherwise modified or replaced from time to time, the “Agency Documents”) and this Mortgage. Grantor and all other Persons shall be entitled to rely on releases, waivers, consents, approvals, notifications and other acts of Agent, without inquiry into the existence of required consents or approvals of the Secured Parties therefor.
          (b) Beneficiary shall at all times be the same Person that is Agent under the Agency Documents. Written notice of resignation by Agent pursuant to the Agency Documents shall also constitute notice of resignation as Agent under this Mortgage. Removal of Agent pursuant to any provision of the Agency Documents shall also constitute removal as Agent under this Mortgage. Appointment of a successor Agent pursuant to the Agency Documents shall also constitute appointment of a successor Agent under this Mortgage. Upon the acceptance of any appointment as Agent by a successor Agent under the Agency Documents, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent as the Beneficiary under this Mortgage, and the retiring or removed Agent shall promptly (i) assign and transfer to such successor Agent all of the retiring or removed Agent’s right, title and interest in and to this Mortgage and the Mortgaged Property, and (ii) execute and deliver to such successor Agent such assignments and amendments and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the liens and security interests created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Mortgage. After any retiring or removed Agent’s resignation or removal hereunder as Agent, the provisions of this Mortgage and the Agency Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Mortgage while it was Agent hereunder.

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ARTICLE 10
LOCAL LAW PROVISIONS
[To Come]
[The remainder of this page has been intentionally left blank]

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          IN WITNESS WHEREOF, Grantor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

GRANTOR:	[ ],
a Delaware [limited liability company][limited partnership]

By:
Name:
Title:

S-1

[Insert state specific form of notary acknowledgement]

N-1

EXHIBIT A
LEGAL DESCRIPTION
Legal Description of premises located at [______________]:
[See Attached Page(s) For Legal Description]
Exh. A-l

EXHIBIT B
SUBJECT LEASE
The term “Subject Lease” shall mean the agreement of lease described in this Exhibit B. If more than one agreement of lease is described, the “Subject Lease” shall mean (a) each lease individually and (b) all such leases collectively.
That certain [Title of Lease] dated [Date of Lease], [as amended by                     ,] pursuant to which Grantor leases all or a portion of the Land from [Full Name of Lessor], a memorandum of which was recorded with the County Clerk of [County] County, [State], in [Book/Liber/Reel] [___], Page [___].]
Exh. B-l

EXHIBIT [B] [C]
PERMITTED ENCUMBRANCES
Those exceptions set forth in Schedule B of that certain policy of title insurance issued to Beneficiary by Chicago Title Insurance Company on or about the date hereof pursuant to commitment number [_______]
Exh. C-l

SCHEDULE I
INSURANCE, CASUALTY AND CONDEMNATION REQUIREMENTS
          1.1 Insurance.
          1.1.1 Insurance Policies. (a) Grantor shall obtain and maintain, or cause to be maintained, insurance for Grantor and the Mortgaged Property providing at least the following coverages;
          (i) insurance with respect to the Improvements and the personal property at the Mortgaged Property insuring against any peril now or hereafter included within the classification “All Risk” or “Special Perils” (including, without limitation, fire, lightning, windstorm, hail, terrorism and similar acts of sabotage, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles and smoke), in each case (A) in an amount equal to 100% of the “Full Replacement Cost,” which for purposes of this Mortgage shall mean actual replacement value exclusive of costs of excavations, foundations, underground utilities and footings, with a waiver of depreciation; (B) in an amount sufficient so that no co-insurance penalties shall apply; (C) providing for no deductible in excess of $250,000 (except in the case of flood, earthquake and named windstorm coverages where the deductibles may be higher, but no higher than five percent (5%) of the Mortgaged Property’s total insurable value per loss); (D) at all times insuring against at least those hazards that are commonly insured against under a “special causes of loss” form of policy, as the same shall exist on the date hereof, and together with any increase in the scope of coverage provided under such form after the date hereof; and (E) providing coverage for contingent liability from “Operation of Building Laws,” “Demolition Costs,” and “Increased Cost of Construction Endorsements” together with an “Ordinance or Law Coverage” endorsement. Industry standard sublimits may be applied to coverages afforded under clause (E) above subject to Agent’s approval in its sole discretion. The “Full Replacement Cost” shall be re-determined from time to time (but not more frequently than once in any twenty-four (24) calendar months) at the request of Agent by an appraiser or contractor designated and paid by Grantor and approved by Agent, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Agent to request any such ascertainment shall relieve Grantor of any of its obligations under this subsection;
          (ii) commercial general liability insurance against all claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Mortgaged Property, including “Dram Shop” or other liquor liability coverage if alcoholic beverages are sold, manufactured or distributed from the Mortgaged Property, such insurance (A) to be on the so-called “occurrence” form with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000, providing for no deductible or self insured retention in excess of $100,000; and (B) to cover at least the following hazards: (1) premises and operations; (2) products and

Sch. I-1

completed operations on an “if any” basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) acts of terrorism and similar acts of sabotage;
          (iii) business income insurance (A) with loss payable to Agent; (B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of ninety (90) days from the date that the Mortgaged Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to one hundred percent (100%) of the gross income (at the time of the loss) from the Mortgaged Property for a period of fifteen (15) months from the date of loss. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Grantor’s reasonable estimate of the gross income from the Mortgaged Property for the succeeding fifteen (15) month period;
          (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) general liability insurance maintained either by Grantor or a general contractor addressing liabilities that may arise from structural construction, repairs or alterations to the Improvements; and (B) the insurance provided for in subsection 1.1.1(a)(i) written in a so-called builder’s risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection 1.1.1(a)(i), (3) including permission to occupy the Mortgaged Property, and (4) with an agreed amount endorsement waiving co-insurance provisions,
          (v) workers’ compensation, subject to the statutory limits of the state in which the Mortgaged Property is located, and employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Mortgaged Property, or in connection with the Mortgaged Property or its operation (if applicable);
          (vi) comprehensive boiler and machinery insurance covering all mechanical and electrical equipment and pressure vessels and boilers in an amount not less than their replacement cost or in such other amount as shall be reasonably required by Agent;
          (vii) if there is a reasonable expectation by Agent that the operations and/or conditions at the Mortgaged Property are such that an environmental condition exists or may be caused to exist, coverage for pollution legal liability and clean-up protection in an amount of not less than $2,000,000, including coverage for mold;
          (viii) if any portion of the Improvements is at any time located in an area identified by the Secretary of Housing and Urban Development or any successor thereto

Sch. I-2

as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, or any successor law (the “Flood Insurance Acts”), flood hazard insurance in an amount equal to the maximum limit of coverage available for the Mortgaged Property under the Flood Insurance Acts (or such higher amount as Agent may reasonably determine based on the then current industry standards and what other lenders then require for properties similar to the Mortgaged Property located in the same flood zone as the Mortgaged Property);
          (ix) earthquake, sinkhole and mine subsidence insurance, if required, in amounts equal to the probable maximum loss (net of applicable deductibles) of the Mortgaged Property as determined by Agent in its reasonable discretion and in form and substance reasonably satisfactory to Agent, provided that the insurance pursuant to this subsection (ix) shall be on terms consistent with the all risk insurance policy required under subsection 1.1.1(a)(i);
          (x) umbrella liability insurance in an amount not less than $25,000,000 per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above,
          (xi) insurance against employee dishonesty in an amount not less than $1 million per loss and with a deductible not greater than Fifteen Thousand and No/100 Dollars ($15,000);
          (xii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of One Million and No/100 Dollars ($1,000,000); and
          (xiii) such other insurance and in such amounts as Agent from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Mortgaged Property located in or around the region in which the Mortgaged Property is located.
          (b) All insurance provided for in subsection 1.1 1 (a) hereof shall be obtained under valid and enforceable policies (the “Policies” or in the singular, the “Policy”), in such forms and, from time to time after the date hereof, in such amounts as may be reasonably satisfactory to Agent, issued by financially sound and responsible insurance companies authorized and admitted to do business in the state in which the Mortgaged Property is located and approved by Agent (which approval will not be unreasonably withheld). In the event the Borrower utilizes a “layered” insurance placement and five (5) or more insurers participate, sixty percent (60%) of the total limits will be provided by insurers that have a claims paying ability/financial strength rating of “A-” (or its equivalent) by Standard & Poor’s Ratings Services. The insurance companies must have a general policy rating of A- or better and a financial class of VII or better by A.M. Best Company, Inc. (each such insurer shall be referred to below as a “Qualified Insurer”). On the expiration dates of the Policies theretofore furnished to Agent pursuant to subsection 1 1.1 (a), Grantor shall furnish Agent with binders and Acord Form 28 Certificates for renewal Policies, and within ninety (90) days after renewal, Grantor

Sch. I-3

shall deliver certified copies of the Policies accompanied by evidence reasonably satisfactory to Agent that the premiums have been paid in a timely manner in accordance with the terms agreed to by either the insurance carrier or the premium finance company (the “Insurance Premiums”).
          (c) Any blanket insurance Policy shall provide the same protection as would a separate Policy insuring only the Mortgaged Property in compliance with the provisions of subsection 1.1 1 (a) above.
          (d) All Policies of insurance provided for or contemplated by subsection 1.1.1(a), except for the Policy referenced in subsection 1.1.1(a)(v), shall name Agent and Grantor as the mortgagee/loss payee or additional insured, as applicable, and as their respective interests may appear, and in the case of any property damage, rent loss, business interruption, boiler and machinery, earthquake and flood insurance, shall contain a loss payable or mortgagee endorsement in favor of Agent and in a form reasonably acceptable to Agent providing that the loss thereunder shall be payable to Agent.
          (e) All Policies of insurance provided for in subsection 1.1.1(a) shall contain clauses or endorsements to the effect that:
          (i) no act or negligence of Grantor, or anyone acting for Grantor, or of any tenant under any lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Agent is concerned;
          (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby), terminated or cancelled without at least 30 days’ written notice to Agent and any other party named therein as an insured; and
          (iii) Agent shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.
          (f) Grantor shall promptly furnish to Agent, if requested by Agent, a statement certified by Grantor or a Responsible Officer of Grantor of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Agent, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Agent.
          (g) If at any time Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Agent, after providing to Grantor written notice and three (3) Business Days to cure, shall have the right, without further notice to Grantor to take such action as Agent deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as Agent in its sole discretion deems appropriate, and all expenses incurred by Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Grantor to Agent upon demand and until paid shall be secured by this Mortgage and shall bear interest at the default rate specified in the Credit Agreement.

Sch. I-4

          (h) In the event of a foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Grantor in and to the Policies then in force concerning the Mortgaged Property and all proceeds payable thereunder shall thereupon vest exclusively in Agent or the purchaser at such foreclosure or other transferee in the event of such other transfer of title.
          As an alternative to the Policies required to be maintained pursuant to the preceding provisions of this Section 1.1, Grantor will not be in default under this Section 1.1 if Grantor maintains (or causes to be maintained) Policies which (i) have coverages, deductibles and/or other related provisions other than those specified above and/or (ii) are provided by insurance companies not meeting the credit ratings requirements set forth above (any such Policy a “Non-Conforming Policy”), provided, that, prior to obtaining such Non-Conforming Policies (or permitting such Non-Conforming Policies to be obtained), Grantor shall have received Agent’s prior written consent thereto.
          Section 1.2 Casualty and Condemnation.
          1.2.1 Casualty. If the Mortgaged Property shall sustain the occurrence of damage or destruction to the Mortgaged Property, or any part thereof, by fire, flood, vandalism, windstorm, hurricane, earthquake, acts of terrorism or any other casualty (a “Casualty”) the cost of which to repair is reasonably expected to exceed $250,000, Grantor shall give prompt notice of such Casualty to Agent and, provided Agent makes or will make the Net Proceeds (hereinafter defined) available therefor (but irrespective of the sufficiency of the amount of such Net Proceeds for Restoration (as hereinafter defined)), shall promptly commence and diligently prosecute to completion the repair and restoration of the Mortgaged Property as nearly as reasonably possible to the condition the Mortgaged Property was in immediately prior to such Casualty (a “Restoration”) and otherwise in accordance with Section 1.3 below, it being understood, however, that Grantor shall not be obligated to restore the Mortgaged Property to the precise condition of the Mortgaged Property prior to such Casualty provided the Mortgaged Property is restored, to the extent practicable, to be of at least equal value and of substantially the same character as prior to the Casualty. For purposes herein, the term “Net Proceeds” when used with respect to any Condemnation Awards or Insurance proceeds, means the gross cash and non-cash proceeds from any Condemnation or Casualty remaining after payment of all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees of outside counsel, incurred in the collection of such gross proceeds. Grantor shall pay all costs of such Restoration whether or not such costs are covered by insurance, so long as Agent has made all Net Proceeds available to Grantor. Agent may, but shall not be obligated to, make proof of loss if not made promptly by Grantor and, subject to the terms hereof, participate in any claim recovery. Grantor shall provide Agent with a copy of any and all claims for which the proceeds are expected to exceed the Restoration Threshold (as defined below), and diligently and continuously pursue such claim with the insurer in a manner which shall maximize the amount and expedite the timing of such claim. Grantor shall provide Agent with a copy of all such documents related to the processing of such claim. Grantor shall continue to inform Agent as to the status of recovery of the Net Proceeds and shall provide Agent with all information reasonably requested by Agent in connection therewith. Notwithstanding anything to the contrary implied herein, in the event of a Casualty where the loss does not exceed five percent (5%) of the Asset Value for the applicable Mortgaged Property (the “Restoration Threshold”),

Sch. I-5

Grantor may settle and adjust such claim; provided that (a) no Event of Default has occurred and is continuing and (b) such adjustment is carried out in a commercially reasonable manner. In the event of a Casualty where the loss exceeds the Restoration Threshold or if an Event of Default has occurred and is continuing, Grantor may settle and adjust such claim only with the consent of Agent (which consent will not be unreasonably withheld, conditioned or delayed) and Agent shall have the opportunity to participate, at Grantor’s cost, in any such adjustments. Agent is hereby authorized and irrevocably appointed as attorney-in-fact, for Grantor coupled with an interest, to adjust or settle any claim(s) (i) if not adjusted or settled promptly by Grantor or (ii) if there has occurred and is continuing an Event of Default. Notwithstanding any Casualty, Grantor shall continue to repay the aggregate outstanding principal amount of the Advances at the time and in the manner provided for its payment in the Credit Agreement and in this Mortgage.
          1.2.2 Condemnation. Grantor shall give Agent prompt notice of any actual taking or any taking threatened in writing by any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government (“Governmental Authority”) of the Mortgaged Property or any part thereof through eminent domain or otherwise (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking) (a “Condemnation”) and shall deliver to Agent a copy of any and all papers served on or served by Grantor in connection with such proceedings. Notwithstanding anything to the contrary implied herein, provided no Event of Default has occurred and is continuing, in the event of a Condemnation where the amount of the taking does not exceed the Restoration Threshold, Grantor may settle and compromise such Condemnation; provided that the same is effected in a commercially reasonable manner. In the event of a Condemnation where the amount of the taking exceeds the Restoration Threshold or if an Event of Default has occurred and is continuing, Grantor may settle and compromise the Condemnation only with the consent of Agent (which consent will not be unreasonably withheld, conditioned or delayed) and Agent shall have the opportunity to participate, at Grantor’s cost, in any litigation and settlement discussions in respect thereof and Grantor shall from time to time deliver to Agent all instruments reasonably requested by Agent to permit such participation. Agent is hereby authorized and irrevocably appointed as attorney-in-fact for Grantor coupled with an interest to sell or compromise or litigate if an Event of Default has occurred and is continuing. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any Condemnation, Grantor shall continue to repay the aggregate outstanding principal amount of the Advances at the time and in the manner provided for its payment in the Credit Agreement. If the Mortgaged Property or any portion thereof is taken by Governmental Authority, Grantor shall promptly commence and diligently prosecute the Restoration of the Mortgaged Property and otherwise comply with the provisions of Section 1.3 below. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Agent of the Condemnation Award, Agent shall have the right, whether or not a deficiency judgment on the Notes shall have been sought, recovered or denied, to receive the Condemnation Award, or a portion thereof sufficient to repay the aggregate outstanding principal amount of the Advances.

Sch. I-6

          1.2.3 Casualty Proceeds. Notwithstanding anything to the contrary herein, provided no Event of Default has occurred and is continuing, Grantor has the right to make, settle and collect upon claims with respect to business interruption and rental loss insurance, and Grantor may utilize any proceeds received with respect thereto as it determines is appropriate in the operation of its business. Provided no Event of Default has occurred and is continuing, if Agent shall receive any such proceeds, Agent shall remit such proceeds to Grantor within five (5) Business Days of Agent’s receipt thereof.
          Section 1.3 Delivery of Net Proceeds.
          1.3.1 Minor Casualty or Condemnation. Notwithstanding anything to the contrary herein, provided no Event of Default has occurred and is continuing, if a Casualty or Condemnation has occurred to the Mortgaged Property and the costs of completing the Restoration shall be less than the Restoration Threshold, the Net Proceeds will be disbursed directly to Grantor to be used for the Restoration of the Mortgaged Property. Promptly after receipt of the Net Proceeds, Grantor shall commence and satisfactorily complete with due diligence the Restoration in accordance with the terms of this Mortgage. If any Net Proceeds are received by Grantor and may be retained by Grantor pursuant to the terms hereof, such Net Proceeds shall, until completion of the Restoration, be held in trust for Agent and shall be segregated from other funds of Grantor to be used to pay for the cost of Restoration in accordance with the terms hereof. To the extent that a Restoration is undertaken, Grantor shall have (A) commenced with such Restoration within one hundred and twenty (120) days of the date of the Casualty (or promptly after the applicable claim has been settled with the insurer(s) if such claim has not been settled within ninety (90) days after the date of the Casualty or Condemnation), (B) thereafter proceeded continuously and diligently with the Restoration and (C) completed such Restoration on or before the earliest to occur of (i) the date which is three (3) months prior to the Termination Date (as the same may be extended), (ii) a date which is eighteen (18) months after such Casualty or Condemnation, and (iii) such time as may be required under applicable law in order to repair and restore the Mortgaged Property as required hereby.
          1.3.2 Major Casualty or Condemnation. (a) If a Casualty or Condemnation has occurred to the Mortgaged Property and the costs of completing the Restoration is equal to or greater than the Restoration Threshold, Agent shall make the Net Proceeds available for the Restoration, provided that each of the following conditions are met:
          (i) no Event of Default shall have occurred and be continuing;
          (ii) (A) in the event the Net Proceeds are insurance Proceeds, less than twenty-five percent (25%) of the total floor area of the Improvements at the Mortgaged Property has been damaged, destroyed or rendered unusable as a result of such Casualty or (B) in the event the Net Proceeds are Condemnation Awards, less than ten percent (10%) of the land constituting the Mortgaged Property is taken, and access to the Improvements is not materially impaired;
          (iii) Grantor shall commence the Restoration as soon as reasonably practicable (but in no event later than one hundred and twenty (120) days after such

Sch. I-7

Casualty or Condemnation, whichever the case may be, occurs) and shall diligently pursue the same to satisfactory completion;
          (iv) Agent shall be satisfied that all payments of principal and interest under the Notes will be paid during the period required for Restoration from (A) the Net Proceeds, or (B) other funds of Grantor (including business interruption proceeds);
          (v) Agent shall be satisfied that the Restoration will be completed on or before the earliest to occur of (A) the date three (3) months prior to the Termination Date (as the same may be extended), (B) such time as may be required under applicable law in order to repair and restore the Mortgaged Property to the condition it was in immediately prior to such Casualty or to as nearly as possible the condition it was in immediately prior to such Condemnation, as applicable or (C) the expiration of the insurance coverage referred to in Section 1.1.1 (a)(iii) above;
          (vi) the Mortgaged Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable law;
          (vii) the Restoration shall be done and completed by Grantor in an expeditious and diligent fashion and in compliance with all applicable law; and
          (viii) such Casualty or Condemnation, as applicable, does not result in the loss of access to the Mortgaged Property or the related Improvements.
          (b) Except as otherwise provided herein (including pursuant to Section 1.3.1), the Net Proceeds shall be paid directly to Agent and held by Agent in an interest-bearing account and, until disbursed in accordance with the provisions of this Section 1.3.2, shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Agent to, or as directed by, Grantor from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Agent that (A) all requirements set forth in Section 1.3.2(a) have been satisfied, (B) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with that portion of the Restoration for which such disbursement was requested have been paid for in full or will be paid for in full upon receipt of such funds, and (C) there exist no notices of pendency, stop orders, mechanic’s or material man’s liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Mortgaged Property arising out of the Restoration which have not either been fully bonded to the reasonable satisfaction of Agent and discharged of record or in the alternative fully insured to the satisfaction of Agent by the title company issuing the Mortgage Policy. Notwithstanding the foregoing or anything to the contrary herein or in any Loan Document, provided no Event of Default has occurred and is continuing, if any reciprocal easement agreement or ground lease requires Grantor to restore any portion of the Mortgaged Property or to make available to the counterparty insurance Proceeds or Condemnation Awards, then Agent shall release to Grantor any such insurance Proceeds or Condemnation Awards received by it for Grantor’s application to such use.
          (c) All plans and specifications required in connection with any Restoration where the cost of which is reasonably expected to exceed the Restoration Threshold shall be

Sch. I-8

subject to prior approval of Agent and an independent architect selected by Agent (the “Casualty Consultant”), such approval not to be unreasonably withheld or delayed. The plans and specifications shall require that the Restoration be completed in a first-class workmanlike manner at least equivalent to the quality and character of the original work in the Improvements (provided, however, that in the case of a partial Condemnation, the Restoration shall be done to the extent reasonably practicable after taking into account the consequences of such partial Condemnation), so that upon completion thereof, the Mortgaged Property shall be at least equal in value and general utility to the Mortgaged Property prior to the damage or destruction, it being understood, however, that Grantor shall not be obligated to restore the Mortgaged Property to the precise condition of the Mortgaged Property prior to such Casualty provided the Mortgaged Property is restored, to the extent practicable, to be of at least equal value and of substantially the same character as prior to the Casualty. Provided Agent makes or will make the Net Proceeds available therefor, Grantor shall restore all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable material law. The identity of the contractors, subcontractors and material men engaged in any Restoration the cost of which is reasonably expected to exceed the Restoration Threshold, as well as the contracts under which they have been engaged, shall be subject to approval of Agent and the Casualty Consultant, such approval not to be unreasonably withheld or delayed. All reasonable costs and expenses incurred by Agent in connection with recovering, holding and advancing the Net Proceeds for the Restoration including, without limitation, reasonable attorneys’ fees and disbursements and the Casualty Consultant’s fees and disbursements, shall be paid by Grantor.
          (d) Except as set forth in Section 1.3.1, in no event shall Agent be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, less the Casualty Retainage. The term “Casualty Retainage” shall mean, as to each contractor, subcontractor or material man engaged in the Restoration, an amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been fifty percent (50%) completed, such fifty percent (50%) completion to be certified by the Casualty Consultant, it being understood that upon such 50% completion of such Restoration, such Casualty Retainage would be reduced to an amount equal to five percent (5%) of the costs actually incurred for work in place as part of such Restoration. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 1.3.2(d), be less than the amount actually held back by Grantor from contractors, subcontractors and material men engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Agent that the Restoration has been completed in accordance with the provisions of this Section 1.3.2(d) and that all material approvals necessary for the re-occupancy and use of the Mortgaged Property have been obtained from all appropriate Governmental Authorities, and Agent receives evidence reasonably satisfactory to Agent that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Agent will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or material man engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Agent that the contractor, subcontractor or material man has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor’s, subcontractor’s or material man’s contract, the contractor,

Sch. I-9

subcontractor or material man delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or material man as may be reasonably requested by Agent or by the title company issuing the Mortgage Policy, and, if reasonably required by Agent, Agent receives an endorsement to the Mortgage Policy insuring the continued priority of the lien of the Mortgage and evidence of payment of any premium payable for such endorsement. If required by Agent, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or material man. This clause (d) shall only apply to Casualties or Condemnations where the cost of the Restoration is reasonably expected to exceed the Restoration Threshold.
          (e) Agent shall not be obligated to make disbursements of the Net Proceeds more frequently than twice every calendar month.
          (f) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Agent in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Grantor shall either (1) pay the deficiency (the “Net Proceeds Deficiency”) or (2) deposit the Net Proceeds Deficiency with Agent before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Agent shall be held by Agent in the interest-bearing account described in Section 1.3.2(b) above and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 1.3.2 shall constitute additional security for the Obligations.
          (g) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Agent after the Casualty Consultant certifies to Agent that the Restoration has been completed in accordance with the provisions of this Section 1.3.2, and the receipt by Agent of evidence reasonably satisfactory to Agent that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Agent to Grantor, provided no Event of Default shall have occurred and shall be continuing under any of the Loan Documents.
          (h) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Grantor as excess Net Proceeds pursuant to Section 1.3.2(g), other than those which Grantor is entitled to receive and/or collect directly in accordance herewith, may be retained and applied by Agent toward the payment of the aggregate outstanding principal amount of the Advances, whether or not then due and payable, in such order, priority and proportions as Agent in its sole discretion shall deem proper, or, at the discretion of Agent, the same may be paid, either in whole or in part, to Grantor for such purposes as Agent shall designate.

Sch. I-10

EXHIBIT H to the
CREDIT AGREEMENT
FORM OF
ASSIGNMENT OF LEASES
(See Attached)

[                                                            ], as Assignor
(Assignor)
to
CITIBANK, N.A., as Assignee
(Assignee)

ASSIGNMENT OF LEASES AND RENTS

Dated:            As of [                     ], 2010
Location:       [                                         ]
County:         [                                         ]
PREPARED BY AND UPON
RECORDATION RETURN TO:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Brian Krisberg, Esq.
Campus Crest\[Property Name]
ALR

ASSIGNMENT OF LEASES AND RENTS
          THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) made as of the [___] day of [___], 2010, by [                                         ] a [                                          ], as assignor, having its principal place of business at c/o Campus Crest Communities Operating Partnership, LP (“Assignor”) to CITIBANK, N.A., a national banking association, having an address at Two Penns Way, New Castle, Delaware 19720, as collateral agent (in such capacity, together with its successors and assigns, “Assignee”) for the Secured Parties (as defined in the Credit Agreement (as defined herein)) party to that certain Credit Agreement dated as of the date hereof among Campus Crest Communities Operating Partnership, LP, (the “Borrower”), the Assignor and certain other guarantors named therein (collectively, the “Guarantors”) the institutions from time to time party thereto as Lender Parties (the “Lender Parties”), Citibank, N.A., as Collateral Agent, Citigroup Global Markets Inc., as Lead Arranger and Book Running Manager, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H :
          WHEREAS, pursuant to the terms of the Credit Agreement, the Secured Parties, including Assignee, have agreed to make a loans and extend credit (collectively, the “Loan”) to Borrower, and the other Loan Parties, including Assignor, have agreed to guaranty payment of the Loan;
          WHEREAS, Assignor desires to secure the payment and performance of the Loan Parties’ Obligations under the Credit Agreement and the other Loan Documents; and
          WHEREAS, this Assignment is given pursuant to the Credit Agreement, and payment, fulfillment, and performance by the Loan Parties of the obligations thereunder and under the other Loan Documents is secured hereby, and each and every term and provision of the Credit Agreement and the other Loan Documents, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Assignment.
          NOW THEREFORE, in consideration of the making of the Loan by the Secured Parties and the covenants, agreements, representations and warranties set forth in this Assignment:
ARTICLE 1 — ASSIGNMENT
     Section 1.1 Property Assigned. Assignor hereby absolutely and unconditionally assigns and grants to Assignee Assignor’s rights, interests and estates, now owned or hereafter acquired, in the following property:
Campus Crest\[Property Name]
ALR

2

          (a) Leases. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements made a part hereof (whether written or oral and whether now or hereafter in effect), pursuant to which any Person is granted a possessory interest in, or a right to use or occupy, all or any portion of any space in that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the “Property”) and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, and the right, title and interest of Assignor, its successors and assigns, therein and thereunder.
          (b) Other Leases and Agreements. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Assignor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) together with any extension, renewal or replacement of the same. This Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The “leases” described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b) are collectively referred to as the “Leases.”
          (c) Rents. All rents, rent equivalents, income, receivables, revenues, receipts, insurance proceeds, deposits and profits arising from the Leases and renewals thereof together with all rents, rent equivalents, income, fees, receivables, accounts, profits (including, but not limited to, all oil and gas or other mineral royalties and bonuses), charges for services rendered and any and all payment and consideration of whatever form or nature received by Assignor or its agents or employees from any and all sources relating to the use, enjoyment and occupancy of the Property whether paid or accruing before or after the filing by or against Assignor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”); provided that Rent for the purposes of this Assignment and the other Loan Documents shall not include any of the foregoing if and to the extent that the lessee or tenant under any Lease of space at the Property is entitled to receive and retain the same pursuant to the terms of the applicable Lease.
          (d) Bankruptcy Claims. All of Assignor’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.
          (e) Lease Guaranties. All of Assignor’s right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support (individually, a “Lease Guaranty”, collectively, the “Lease Guaranties”) given by any guarantor in connection with any of the Leases or leasing commissions (individually, a “Lease Guarantor,” collectively, the “Lease Guarantors”) to Assignor.
          (f) Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.
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          (g) Other. All rights, powers, privileges, options and other benefits of Assignor as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive and collect all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Loan Parties’ Obligations under the Credit Agreement), and to do all other things which Assignor or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.
          (h) Entry. The right, at Assignee’s option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.
          (i) Power of Attorney. Assignor’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment.
          (j) Other Rights and Agreements. Any and all other rights of Assignor in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.
ARTICLE 2 — TERMS OF ASSIGNMENT
     Section 2.1 Present Assignment And License Back. It is intended by Assignor that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1 and the Credit Agreement and the other Loan Documents, Assignee grants to Assignor a revocable license to collect, receive, use and enjoy the Rents and other sums due under the Lease Guaranties and Assignor shall hold such Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due under the Credit Agreement, in trust for the benefit of Assignee for use in the payment of such sums.
     Section 2.2 Notice To Lessees. Assignor hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Lease Guarantors to pay over to Assignee or to such other party as Assignee directs all Rents and all sums due under any Lease Guaranties upon receipt from Assignee of written notice to the effect that Assignee is then the holder of this Assignment and that an Event of Default (as defined in the Credit Agreement) exists, and to continue so to do until otherwise notified by Assignee.
     Section 2.3 Incorporation By Reference. All representations, warranties, covenants, conditions and agreements contained in the Credit Agreement and the other Loan Documents as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.
ARTICLE 3 — REMEDIES
     Section 3.1 Remedies of Assignee. Upon the occurrence and during the continuance of an Event of Default, the license granted to Assignor in Section 2.1 of this Assignment shall
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automatically be revoked, and Assignee shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Assignee enters upon or takes control of the Property. In addition, so long as an Event of Default exists, Assignee may, at its option, and to the extent permitted by applicable law, without waiving such Event of Default, without regard to the adequacy of the security for the Loan Parties’ Obligations under the Credit Agreement, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Assignor and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Assignor and its agents or servants wholly therefrom and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Assignee may deem proper and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Assignee in its reasonable discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all reasonable expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Loan Parties’ Obligations under the Credit Agreement, together with all costs and reasonable attorneys’ fees. In addition, upon the occurrence and during the continuance of an Event of Default, Assignee, at its option, may (i) complete any construction on the Property in such manner and form as Assignee deems advisable, (ii) exercise all rights and powers of Assignor, including, without limitation, the right to negotiate, execute, cancel, enforce or modify any Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (iii) require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Assignor or (iv) require Assignor to vacate and surrender possession of the Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise.
     Section 3.2 Other Remedies. Nothing contained in this Assignment and no act done or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Credit Agreement or the other Loan Documents, and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Loan Parties’ Obligations under the Credit Agreement and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Assignor hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any
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nature whatsoever with respect to the obligations of Assignor under this Assignment, the Credit Agreement, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Assignee to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Credit Agreement, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Assignor’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Assignor’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Assignee in any separate action or proceeding).
     Section 3.3 Other Security. Assignee may take or release other security for the payment of the Loan Parties’ Obligations under the Credit Agreement, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Loan Parties’ Obligations under the Credit Agreement without prejudice to any of its rights under this Assignment.
     Section 3.4 Non-Waiver. The exercise by Assignee of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Credit Agreement, the Leases, this Assignment or the other Loan Documents. The failure of Assignee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor’s obligations hereunder by reason of (a) the failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Credit Agreement or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Credit Agreement or the other Loan Documents. Assignee may resort for the payment of the Loan Parties’ Obligations under the Credit Agreement to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Loan Parties’ Obligations under the Credit Agreement, or any portion thereof or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.
     Section 3.5 Bankruptcy. (a) Upon or at any time after the occurrence of an Event of Default, Assignee shall have the right to proceed in its own name or in the name of Assignor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.
          (b) If there shall be filed by or against Assignor a petition under the Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Assignor shall give Assignee not less than ten (10)
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days’ prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Lease. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Lease to Assignee pursuant to Section 365 of the Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Lease. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Assignee of the covenant provided for in clause (ii) of the preceding sentence.
ARTICLE 4 — NO LIABILITY, FURTHER ASSURANCES
     Section 4.1 No Liability of Assignee. This Assignment shall not be construed to bind Assignee to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Assignee. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee’s failure to let the Property after an Event of Default or from any other act or omission of Assignee in managing the Property after an Event of Default unless such loss is caused by the willful misconduct and bad faith of Assignee or its agents. Assignee shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Assignor shall, and hereby agrees to, indemnify Assignee for, and to hold Assignee harmless prior to the time that Assignee or any Affiliate, nominee or designee of Assignee becomes the owner of the Property or otherwise takes possession of the Property, following an Event of Default, from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Assignee incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and the other Loan Documents and Assignor shall reimburse Assignee therefor within ten (10) Business Days of written request by Assignee and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured by this Assignment and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Materials, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger other than any of the foregoing arising from the gross negligence or willful misconduct of Assignee or its agents.
     Section 4.2 No Mortgagee in Possession. Nothing herein contained shall be construed as constituting Assignee a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Assignee. In the exercise of the powers herein granted to
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Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.
     Section 4.3 Further Assurances. Assignor will, at the cost of Assignor, and without expense to Assignee, do, execute, acknowledge and deliver all further acts, conveyances, assignments, notices of assignments, transfers and assurances as Assignee shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Assignee the property and rights hereby assigned or intended now or hereafter so to be, or which Assignor may be or may hereafter become bound to convey or assign to Assignee, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, within five (5) Business Days after written notice, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Assignee to execute in the name of Assignor to the extent Assignee may lawfully do so after the expiration of such five (5) Business Day notice period, one (1) or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.
ARTICLE 5 — MISCELLANEOUS PROVISIONS
     Section 5.1 Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.
     Section 5.2 No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
     Section 5.3 General Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Assignor” shall mean “each Assignor and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Assignee” shall mean “Assignee and any successor or assign of Assignee, the word “Property” shall include any portion of the Property and any interest therein, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorney’s, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Assignee in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
     Section 5.4 Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.
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     Section 5.5 Governing Law. The provisions of this Assignment regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Property is located. All other provisions of this Assignment shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York).
     Section 5.6 Termination of Assignment. Upon payment in full of the Loan Parties’ Obligations under the Credit Agreement, this Assignment shall become and be void and of no effect. Assignee shall execute any documents reasonably requested by Assignor to effectuate such termination provided that Assignor prepares such documents and pays all costs and expenses (including reasonable attorneys’ fees of Assignee in connection therewith).
     Section 5.7 Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 9.02 of the Credit Agreement.
     Section 5.8 WAIVER OF TRIAL BY JURY. ASSIGNOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS ASSIGNMENT, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.
     Section 5.9 Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns forever.
     Section 5.10 Headings, Etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
ARTICLE 6 — STATE SPECIFIC PROVISIONS
     Section 6.1 [                                                              ]
[REMAINDER OF PAGE INTENTIONALLY BLANK]
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          IN WITNESS WHEREOF, Assignor has executed this instrument the day and year first above written.

ASSIGNOR: [ ], a [ ]
By:
	Name:	[ ]
	Title:	[ ]

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ACKNOWLEDGMENT
[Insert state specific form of notary acknowledgement]
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EXHIBIT A
(Legal Description of Property)
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EXHIBIT I to the CREDIT AGREEMENT
Form of Borrowing Base Certificate
Campus Crest Communities, Inc.
Form of Borrowing Base Certificate
Dated ___/___/___
Citibank, N. A., as Administrative Agent under the Credit Agreement referred to below
1615 Brett Road
New Castle, Delaware 19720
Attention: Bank Loan Syndications Department
Pursuant to provisions of the Credit Agreement dated as of                                                              , 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined), among Campus Crest Communities Operating Partnership, LP, a Delaware limited partnership (the “Borrower”), Campus Crest Communities, Inc. (the “Parent Guarantor”), the Subsidiary Guarantors party thereto, the Lender Parties thereto, Citibank, N.A., as Collateral Agent and as Administrative Agent for the Lenders and such other lender parties and the Arrangers party thereto, the undersigned, the Chief Financial Officer of the Parent Guarantor, hereby certifies and represents and warrants on behalf of the Borrower as follows:
1.	The information contained in this certificate and the information set forth on Schedule 1 [and Schedule 2] supporting the calculation of the financial covenants is true, complete and correct as of the close of business on , 201 ___ (the “Calculation Date”) and has been prepared in accordance with the provisions of the Credit Agreement. [The pro forma calculations below give effect to [ ] ([collectively,] the “Transaction”).]

2. As of the Calculation Date:
(a)	Parent Guarantor Financial Covenants:
(i)	Maximum Leverage Ratio. The Leverage Ratio is : 1.00 [and immediately following the Transaction, will be : 1.00], which is not greater than the maximum Leverage Ratio of 0.60:1.00 required by Section 5.04(a) (i) of the Credit Agreement.

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(ii)	Maximum Secured Recourse Debt Ratio. The Secured Recourse Debt Ratio is ___% [and immediately following the Transaction will be ___%], which is not greater than the maximum Secured Recourse Debt Ratio of 20% required by Section 5.04(a)(ii) of the Credit Agreement.

(iii)	Minimum Tangible Net Worth. The tangible net worth of the Parent Guarantor and its Subsidiaries is $ [and immediately following the Transaction, will be $ ], which is not less than the applicable minimum tangible net worth required by Section 5.04(a)(iii) of the Credit Agreement.

(iv)	Minimum Ratio of Fixed Rate Debt for Borrowed Money and Debt for Borrowed Money Subject to Hedge Agreements to Debt for Borrowed Money. The ratio of fixed rate Debt for Borrowed Money and Debt for Borrowed Money subject to Hedge Agreements to all Debt for Borrowed Money is ___% [and immediately following the Transaction will be ___%], which is not less than 66.67% as required by Section 5.04(a)(iv) of the Credit Agreement.

(v)	Maximum Dividend Payout Ratio. The Dividend Payout Ratio is ___% [and immediately following the Transaction, will be ___%], which is equal to or less than the applicable maximum Dividend Payout Ratio required by Section 5.04(a)(v) of the Credit Agreement.

(vi)	Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio is :1.00 [and immediately following the Transaction, will be :1.00], which is not less than the minimum Fixed Charge Coverage Ratio of 1.50:1.00 as required by Section 5.04(a)(vi) of the Credit Agreement.
(b)	Borrowing Base Covenants
(i)	Maximum Facility Exposure to Borrowing Base Asset Value. The Facility Exposure of $ [or of $ , immediately following the Transaction] does not exceed the Total Borrowing Base Value of $ [or of $ , immediately following the Transaction], as required by Section 5.04(b)(i) of the Credit Agreement.

(ii)	Minimum Borrowing Base Debt Service Coverage Ratio. The Borrowing Base Debt Service Coverage Ratio is : 1.00 [and immediately following the Transaction, will be :1.00], which is not less than the minimum Borrowing Base Debt Service Coverage Ratio of 1.50:1.00 as required by Section 5.04(b)(ii) of the Credit Agreement.

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(iii)	Minimum Appraised Value. The Appraised Value of the Borrowing Base Assets is $ [and immediately following the Transaction will be $ ], which is not less than $130,000,000 as required by Section 5.04(b)(iii) of the Credit Agreement.

(iv)	Minimum Number of Borrowing Base Assets. The number of Campus Housing Assets comprising the Borrowing Base Assets is [and will be immediately following the Transaction], which is not fewer than 10 as required by Section 5.04(b)(iv) of the Credit Agreement.

(v)	Maximum Size of Individual Borrowing Base Asset. The individual Borrowing Base Asset with the highest Appraised Value (which is , whose Appraised Value of $ ) represents ___% of the Appraised Value of the Borrowing Base Assets in the aggregate [and immediately following the Transaction, the individual Borrowing Base Asset with the highest Appraised Value will be , whose Appraised Value of $ will represent % of the Appraised Value of the Borrowing Base Assets in the aggregate], which does not exceed 15% as required by Section 5.04(b)(v) of the Credit Agreement.

(vi)	Minimum Weighted Average Occupancy of Borrowing Base Assets. The average occupancy of the Borrowing Base Assets, weighted based upon the number of beds comprising each Borrowing Base Asset, is ___% [and immediately following the Transaction will be %], which is equal to or greater than 80% as required by Section 5.04(b)(vi) of the Credit Agreement.
(c)	Maximum Permitted Investments
(i)	The aggregate amount of Investments in unimproved land and Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement but, in such instances, limited solely to non-refundable deposits under such contracts and, to the extent a Loan Party is obligated under any such contract, the amount of such obligation), calculated on the basis of the greater of actual cost or budgeted cost is % and % of Total Asset Value, respectively, and does not exceed 10% and 20%, respectively, of Total Asset Value as required by Section 5.02(f)(iv)(A) of the Credit Agreement.

(ii)	The aggregate amount outstanding, without duplication, of Investments in Joint Ventures of any Loan Party is % of Total Asset Value and does not

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exceed 15% of Total Asset Value as required by Section 5.02(f)(iv)(B) of the Credit Agreement.

(iii)	The aggregate amount of Investments permitted under 5.02(f) of the Credit Agreement, other than the items of Investments referred to in clauses (i) and (ii) above is % of Total Asset Value and does not exceed 10% of Total Asset Value as required by Section 5.02(f)(iv)(C) of the Credit Agreement.

(iv)	The aggregate amount, without duplication, of Investments consisting of the above items (i), (ii), and (iii) is % of Total Asset Value and does not exceed: (1) 35% of Total Asset Value during the period from the Closing Date through the fiscal quarter of the Parent Guarantor ending on June 30, 2011, (2) 30% of Total Asset Value during the period thereafter ending with the fiscal quarter of the Parent Guarantor ending on June 30, 2012 or (3) 25% of Total Asset Value, at any time thereafter, as applicable and as required by Section 5.02(f)(iv) of the Credit Agreement.
In each case, with supporting information showing the computations used in determining compliance with such covenants set forth on Schedule I [and Schedule II] attached hereto.

3	The Borrowing Base Assets comply with all Borrowing Base Conditions (other than those previously waived in writing by the Required Lenders).

CAMPUS CREST COMMUNITIES, INC.
By
	Name:	Donald L. Bobbitt, Jr.
	Title:	Chief Financial Officer

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Schedule I — Financial Covenant Computations [TEMPLATE]

Maximum Leverage Ratio — 5.04(a)(i)
(a) Total Debt (see table below) but excluding, in all cases, any Contingent Obligations associated with the Excluded Recourse Properties	$
(b) Total Asset Value (see table below)	$
Leverage Ratio (must be not greater than .60:1.00): Quotient of (a) divided by (b)		:1.00

Debt of the Parent Guarantor and its Consolidated Subsidiaries
(a) Debt for Borrowed Money	$
(b) Obligations for the deferred purchase price of property or services	$
(c) Obligations evidenced by notes, bonds, debentures or other similar instruments	$
(d) Obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person	$
(e) Obligations as lessee under Capitalized Leases	$
(f) Obligations under acceptance, letter of credit or similar facilities	$
(g) Obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests or any warrants, rights or options to acquire such Equity Interests	$
(h) Obligations in respect of Hedge Agreements, valued at the Agreement Value	$
(i) Contingent Obligations	$
(j) All indebtedness and other payment Obligations referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by the Parent Guarantor or any of its Consolidated Subsidiaries, even though such entities have not assumed or become liable for the payment of such indebtedness or other payment Obligations
$
(k) JV Pro Rata Share of Debt for each Joint Venture (without duplication)	$
Total Debt: Sum of (a) through (k)	$

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Total Asset Value
(a) For each Campus Housing Asset where the related certificate of occupancy was issued twelve or more months prior to such date of determination, (i) the Net Operating Income attributable to such Asset less the Management Fee Adjustment for such Asset, in each case for the consecutive four fiscal quarters most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c) of the Credit Agreement, as the case may be, divided by (ii) 8.25%
$
(b) For each Development Asset and any Campus Housing Asset where the related certificate of occupancy was issued less than twelve months prior to such date of determination, the book value of such Development Asset or such Campus Housing Asset as determined in accordance with GAAP (but excluding any deduction for accumulated depreciation on such Assets)
$
(c) For each Joint Venture Asset that, but for such Asset being owned by a Joint Venture, would qualify as a Campus Housing Asset under the definition thereof where the related certificate of occupancy was issued twelve or more months prior to such date of determination, the JV Pro Rata Share of (i) the Net Operating Income attributable to such Asset less the Management Fee Adjustment for such Asset, in each case for the consecutive four fiscal quarters most recently ended for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c) of the Credit Agreement, as the case may be, divided by (ii) 8.25%
$
(d) For any other Joint Venture Asset, the JV Pro Rata Share of the book value of such Joint Venture Asset as determined in accordance with GAAP (but excluding any deduction for accumulated depreciation on such Assets)
$
Total Asset Value: Sum of (a) through (d)	$

Secured Recourse Debt Ratio — 5.04(a)(ii)
(a) Debt for which the Borrower and the Guarantors have personal or recourse liability in whole or in part (exclusive of any such Debt for which such personal or recourse liability is limited to obligations under Customary Carve-Out Agreements)
$
(b) Contingent Obligations of the Borrower and the Guarantors, but excluding, in all cases, any such Debt and Contingent Obligations associated with the Excluded Recourse Properties	$
(c) Total Asset Value (see table above)	$
Secured Recourse Debt Ratio (must be not greater than 20%): Quotient of (a) plus (b) divided by (c)		:1.00

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Minimum Tangible Net Worth — 5.04(a)(iii)
(a) Minimum TNW Amount (see table below)	$
Tangible net worth of the Parent Guarantor and its Subsidiaries, as determined in accordance with GAAP but excluding accumulated depreciation On all Real Property (must be not less than (a) above)	$

Minimum Tangible Net Worth Amount
(a) Tangible net worth of the Parent Guarantor and its Subsidiaries, as determined in accordance with GAAP (but excluding accumulated depreciation on all Real Property) on the Closing Date of:	$
(b) Net cash proceeds of all issuances and primary sales of Equity Interests of the Parent Guarantor or any of its Subsidiaries consummated following the Closing Date	$
(c) (b) multiplied by 0.75	$
Minimum Tangible Net Worth Amount Sum of (a) and (c)	$

Minimum Ratio of Fixed Rate Debt for Borrowed Money and Debt for Borrowed Money Subject to Hedge Agreements to Debt for Borrowed Money — 5.04(a)(iv)

(a) Debt for Borrowed Money and Debt for Borrowed Money subject to Hedge Agreements	$
(b) Debt for Borrowed Money	$
Minimum Ratio of Fixed Rate Debt for Borrowed Money and Debt for Borrowed Money Subject to Hedge Agreements to Debt for Borrowed Money Quotient of (a) divided by (b)		%

Maximum Dividend Payout Ratio — 5.04(a)(v)
(a) Dividends paid by the Parent Guarantor on account of any common stock or preferred stock of Parent Guarantor, except dividends payable solely in additional Equity Interests of the same class	$
(b) Funds From Operations	$
Dividend Payout Ratio (must be equal to or less than 90% or such greater amount Required to maintain reit status):
Quotient of (a) divided by (b)		%

7

Minimum Fixed Charge Coverage Ratio — 5.04(a)(vi)
(a) Adjusted EBITDA (see table below)	$
(b) Fixed Charges (see table below)	$
Fixed Charge Coverage Ratio (must be at least 1.50:1.00): Quotient of (a) divided by (b)		:1.00

EBITDA
(c) Net income (or net loss) (excluding gains (or losses) from extraordinary, infrequent, and unusual items)	$
(d) Interest expense	$
(e) Income tax expense	$
(f) Depreciation expense	$
(g) Amortization expense	$
(h) Expenses incurred in connection with the Formation Transactions and the IPO and other nonrecurring items to the extent subtracted in computing net income	$
(i) The JV Pro Rata Share of the sum of (a) through (h) for each Joint Venture	$
EBITDA: Sum of (a) through (g)	$

Adjusted EBITDA
(a) EBITDA (see table above)	$
(b) Capital Expenditure Reserve for all Assets	$
Adjusted EBITDA: Result of (a) less (b)	$

8

Fixed Charges
(a) Interest including capitalized interest (but excluding capitalized interest with respect to construction financing of Real Property prior to the issuance of the related certificate of occupancy) payable on, and amortization of debt discount in respect of, all Debt for Borrowed Money
$
(b) Scheduled amortization of principal amounts of all Debt for Borrowed Money payable (excluding maturities)	$
(c) Cash dividends payable on any Preferred Interests	$
Fixed Charges: Sum of (a) through (c)	$
Borrowing Base Covenants — 5.04(b)

Maximum Facility Exposure to Borrowing Base Asset Value — 5.04(b)(i)
(a) Total Borrowing Base Value (see table below)	$
(b) Facility Exposure (must not exceed (a) above)	$

Borrowing Base Value
(a) Borrowing Base Value
(i) Appraised Value (see table below)	$
Borrowing Base Value (i) times 0.60	$

Total Borrowing Base Value
Borrowing Base Value for all Borrowing Base Assets
(i) Cheney Borrowing Base Value	$
(ii) Jonesboro Borrowing Base Value	$
(iii) Murfreesboro Borrowing Base Value	$
(iv)Troy Borrowing Base Value	$
(v) Wichita Borrowing Base Value	$
(vi) Mobile Phase II Borrowing Base Value	$
(vii) Jacksonville Borrowing Base Value	$
(viii) Lubbock Borrowing Base Value	$

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(ix) Stephenville Borrowing Base Value	$
(x) San Marcos Borrowing Base Value	$
(xi) Waco Borrowing Base Value	$
(xii) Wichita Falls Borrowing Base Value	$
Total Borrowing Base Value Sum of (i) through (xii)	$

Minimum Borrowing Base Debt Service Coverage Ratio — 5.04(b)(ii)
(a) Total Adjusted Net Operating Income (see table below)	$
(b) Payments that would be required to be made over a twelve month period on an assumed Debt in an aggregate principal amount equal to the Facility Exposure at such date, assuming a thirty year amortization schedule, level payments of interest and applying an interest rate equal to the greater of (i) 7.50% per annum and (ii) the rate per annum at such date for 10-year United States Treasury Securities plus the Applicable Margin in respect of Eurodollar Rate Advances
$
Borrowing Base Debt Service Coverage Ratio (must be at least 1.50:1.00): Quotient of (a) divided by (b)		:1.00

Adjusted Net Operating Income
(a) Total rental and other revenue from the operation of all Borrowing Base Assets	$
(b) Expenses and other proper charges incurred in connection with the operation and maintenance of all Borrowing Base Assets for such period (including, without limitation, management fees, repairs, real estate and chattel taxes, bad debt expenses and all rentals payable under leases of real or personal (or mixed) property, in each case, with respect to all Borrowing Base Assets for such period), but before payment or provision for debt service charges, income taxes and depreciation, amortization and other non-cash expenses, all as determined in accordance with GAAP
$
(c) Capital Expenditure Reserve for all Borrowing Base Assets	$
(d) Management Fee Adjustment for all Borrowing Base Assets	$
Total Adjusted Net Operating Income Result of (a) less (b) less (c) less (d)	$

Minimum Appraised Value — 5.04(b)(iii)
(i) Total Appraised Value (see table below)
Appraised Value (to be not less than $130,000,000)	$

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Minimum Number of Borrowing Base Assets — 5.04(b)(iv)
(i) Number of Borrowing Base Assets	$
Number of Borrowing Base Assets (to be not less than 10)	$

Maximum Size of Individual Borrowing Base Asset — 5.04(b)(v)
(i) Maximum Borrowing Base Asset — Appraised Value	$
(ii) Appraised Value (see table below)	$
Maximum size of individual borrowing base asset (not to exceed 15% of the Appraised Value of the Borrowing Base Assets in the aggregate) Quotient of (a) divided by (b)		%

Minimum Weighted Average Occupancy of The Borrowing Base Assets — 5.04(b)(vi)
Minimum Weighted Average Occupancy of The Borrowing Base Assets (Not less than 80%) (see table below)		%

Total Appraised Value
Borrowing Base Assets
(i) Cheney Appraised Value	$
(ii) Jonesboro Appraised Value	$
(iii) Murfreesboro Appraised Value	$
(iv) Troy Appraised Value	$
(v) Wichita Appraised Value	$
(vi) Mobile Phase II Appraised Value	$
(vii) Jacksonville Appraised Value	$
(viii) Lubbock Appraised Value	$
(ix) Stephenville Appraised Value	$
(x) San Marcos Appraised Value	$
(xi) Waco Appraised Value	$
(xii) Wichita Falls Appraised Value	$
Total Appraised Value Sum of (i) through (xii)	$

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Weighted Average Occupancy

Occupied
Borrowing Base Assets	Beds (a)	(b)	Occupancy
(i) Cheney Occupancy				%
(ii) Jonesboro Occupancy				%
(iii) Murfreesboro Occupancy				%
(iv)Troy Occupancy				%
(v) Wichita Occupancy				%
(vi) Mobile Phase Occupancy				%
(vii) Jacksonville Occupancy				%
(viii) Lubbock Occupancy				%
(ix) Stephenville Occupancy				%
(x) San Marcos Occupancy				%
(xi) Waco Occupancy				%
(xii) Wichita Falls Occupancy				%
Weighted Average Occupancy Quotient of (b) divided by (a)				%
Negative Covenants 5.02

Investments — 5.02(f)(iv)
(a) Investments in unimproved land	$
(b) Total Asset Value (see table above)	$
Maximum Permitted Investments in Unimproved Land (not to exceed 10%) Quotient of (a) divided by (b)		%

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(c) Investments in Development Assets (including such assets that such Person has contracted to purchase for development with or without options to terminate the purchase agreement but, in such instances, limited solely to non-refundable deposits under such contracts and, to the extent a Loan Party is obligated under any such contract, the amount of such obligation), calculated on the basis of the greater of actual cost or budgeted cost
$
(d) Total Asset Value (see table above)	$
Maximum Permitted Investments in Development Assets (not to exceed 20%) Quotient of (c) divided by (d)		%
(e) Investments in Joint Ventures	$
(f) Total Asset Value (see table above)	$
Maximum Permitted Investments in Joint Ventures (not to exceed 15%) Quotient of (e) divided by (f)		%
(g) Investments permitted under 5.02(f), other than the items of Investments referred to in clauses (a), (c) and (e) above	$
(h) Total Asset Value (see table above)	$
Maximum Permitted Investments in Other Assets (not to exceed 10%) Quotient of (g) divided by (h)		%
(i) Total Permitted Investments Result of (a) plus (c) plus (e) plus (g)	$
(j) Total Asset Value (see table above)	$
Maximum Permitted Investments in (a), (c), (e), and (g) (not to exceed 35% through June 30, 2011, 30% through June 30, 2012, and 25% thereafter) Quotient of (i) divided by (j)		%

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Schedule II — Pro Forma Financial Covenant Computations
[Consistent with Schedule I after accounting for the Transaction.]

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EXHIBIT J to the
CREDIT AGREEMENT
FORM OF HAZARDOUS
INDEMNITY AGREEMENT
(See Attached)

ENVIRONMENTAL INDEMNITY AGREEMENT
          THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”), dated as of October 19, 2010, is made by CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “Borrower”), CAMPUS CREST COMMUNITIES, INC., a Maryland corporation (“Parent Guarantor”), CAMPUS CREST AT JACKSONVILLE, AL, LLC, a Delaware limited liability company, CAMPUS CREST AT MOBILE PHASE II, LLC, a Delaware limited liability company, CAMPUS CREST AT CHENEY, LLC, a Delaware limited liability company, CAMPUS CREST AT JONESBORO, LLC, a Delaware limited liability company, CAMPUS CREST AT TROY, LLC, an Delaware limited liability company, CAMPUS CREST AT MURFREESBORO, LLC, a Delaware limited liability company, CAMPUS CREST AT WICHITA, LLC, a Delaware limited liability company, CAMPUS CREST AT STEPHENVILLE, LP, a Delaware limited partnership, CAMPUS CREST AT LUBBOCK, LP, a Delaware limited partnership, CAMPUS CREST AT WACO, LP, a Delaware limited partnership, CAMPUS CREST AT WICHITA FALLS, LP, a Delaware limited partnership, CAMPUS CREST AT SAN MARCOS, LP, a Delaware limited partnership, CAMPUS CREST STEPHENVILLE LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WACO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WICHITA FALLS LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST CHENEY LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST JONESBORO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST TROY LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST MURFREESBORO LESSOR, LLC, a Delaware limited liability company, CAMPUS CREST WICHITA LESSOR, LLC, a Delaware limited liability company (collectively, “Guarantors,” and together with Borrower and Parent Guarantor, individually and collectively, as the context may require, “Indemnitor”), having an address at 2100 Rexford Rd, Suite 414, Charlotte, North Carolina 28211, Attn: Chief Financial Officer, in favor of CITIBANK, N.A., a national banking association (“Agent”), as Collateral Agent for the benefit of the Secured Parties (as defined in the Credit Agreement (as defined herein)) (collectively with its successors and assigns, “Indemnitee”) and the other Indemnified Parties (as defined herein).
RECITALS:
          A. Borrower, Parent Guarantor and Guarantors and certain other Loan Parties (as defined in the Credit Agreement), and Agent, Arranger and certain other Lender Parties (each as defined in the Credit Agreement) have entered into that certain Credit Agreement dated as of the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”).
          B. Under the terms of the Credit Agreement, the Lenders have agreed to make a loan to and for the account of Borrower (whether one or more, collectively, the “Loan”), which Loan is evidenced by, among other things, certain promissory notes executed in connection with the Credit Agreement (such promissory note or promissory notes, together with all extensions, renewals, replacements, restatements or other modifications thereof, whether one or more being hereinafter collectively referred to as the “Notes”). The Credit Agreement, the Notes and the other documents now or hereafter executed in connection with, or to guaranty, evidence or secure, in whole or in part, the indebtedness and obligations evidenced thereby, as they may from time to time be amended, restated, replaced or otherwise modified from time to time, to be referred to herein as the “Loan Documents”)
          C. Guarantors are the owners of the Borrowing Base Assets (as defined in the Credit Agreement) subject to the Permitted Liens (as defined in the Credit Agreement) including, without limitation, the real property more particularly described on Exhibit A attached hereto (said real properties being referred to as the “Land”; the Land, together with all structures, buildings and improvements now or hereafter located on the Land, being collectively, and with respect to all or any portion thereof, referred to as the “Properties”)
          D. Lenders are unwilling to make the Loan unless Indemnitor agrees to provide the indemnification, representations, warranties, covenants and other matters described in this Agreement for the benefit of the Indemnified Parties (as hereinafter defined).
          E. Indemnitor is entering into this Agreement to induce Indemnitee to make the Loan.
AGREEMENT:
          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants, covenants and agrees for the benefit of the Indemnified Parties as follows:
          1. Environmental Representations and Warranties. Except as otherwise disclosed by that certain Phase I environmental report (or Phase II environmental report, if required by Indemnitee) with respect to the Properties delivered to Indemnitee by Indemnitor in connection with the origination of the Loan (hereinafter referred to as the “Environmental Report”) (a) to the best of Indernnitor’s knowledge, there are no Hazardous Materials or underground storage tanks in, on, or under the Properties, except those that are both (i) in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto as may be required by Environmental Laws and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Report; (b) to the best of Indernnitor’s knowledge, there are no past or present Releases (defined below) of Hazardous Materials in, on, under or from the Properties which have not been fully remediated in accordance with Environmental Law; (c) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to the threat of any Release of Hazardous Materials migrating to the Properties; (d) to the best of Indernnitor’s knowledge, there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Properties which has not been fully remediated in accordance with Environmental Law; (e) Indemnitor does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a Governmental Authority) relating to Hazardous Materials or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, any other environmental conditions in connection with the Properties, or any actual or potential administrative or judicial proceedings in connection with any of the

2

foregoing; and (f) Indemnitor has truthfully and fully delivered to Indemnitee, in writing, the most recent Phase I environmental reports for the Properties and any and all information relating to conditions in, on, under or from the Properties that relates to any potential violation of Environmental Laws or any pending claim regarding an environmental condition.
          2. Environmental Covenants. Indemnitor covenants and agrees that: (a) all uses and operations on or of the Properties, whether by Indemnitor or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Materials in, on, under or from the Properties, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (c) there shall be no Hazardous Materials in, on, or under the Properties, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto as may be required by Environmental Laws and (ii) fully disclosed to Indemnitee in writing; (d) Indemnitor shall keep the Properties free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other Person (the “Environmental Liens”); (e) Indemnitor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Paragraph 3 of this Agreement, including, but not limited to, providing all relevant information and making knowledgeable persons available for interviews; (f) Indemnitor shall, at its sole cost and expense, perform or cause to be performed any environmental site assessment or other investigation of environmental conditions in connection with the Properties, pursuant to any reasonable written request of Indemnitee (including, but not limited to, sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and the other Indemnified Parties shall be entitled to rely on such reports and other results thereof, it being understood that it shall not be reasonable for Indemnitee to request an environmental site assessment or other investigation pursuant to this subsection unless Indemnitee has reason to believe that there is or has been a potential Release of Hazardous Materials or a breach of Environmental Law; (g) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) effectuate Remediation of any condition (including, but not limited to, a Release of a Hazardous Material) in, on, under or from the Properties; (ii) comply with any Environmental Law; (iii) comply with any directive from any Governmental Authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Indemnitor shall not do, or allow any tenant or other user of the Properties to do, any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person at the Properties, impairs or may impair the value of the Properties, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Properties; and (i) Indemnitor shall promptly notify Indemnitee in writing of (i) any presence or Releases or threatened Releases of Hazardous Materials in, on, under, from or migrating towards the Properties; (ii) any non-compliance with any Environmental Laws related in any way to the Properties; (iii) any actual or potential Environmental Lien; (iv) any required or proposed Remediation of environmental conditions relating to the Properties; and (v) any written or oral notice or other communication of which any Indemnitor becomes aware from any source whatsoever (including, but not limited to, a Governmental Authority) relating in any way to Hazardous Materials or Remediation thereof at any of the Properties, possible liability of any Person in connection with any of the Properties

3

pursuant to any Environmental Law, other environmental conditions in connection with the Properties, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement.
          3. Indemnified Rights/Cooperation and Access. In the event the Indemnified Parties have reason to believe that an environmental hazard exists on the Properties that does not, in the sole discretion of the Indemnified Parties, endanger any tenants or other occupants of the Properties or their guests or the general public or materially and adversely affect the value of the Properties, upon reasonable notice from the Indemnitee, Indemnitor shall, at Indemnitor’s expense, promptly cause an engineer or consultant reasonably satisfactory to the Indemnified Parties to conduct an environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Indemnitee and promptly deliver to Indemnitee the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to the Indemnified Parties within a reasonable period or if the Indemnified Parties have reason to believe that an environmental hazard exists on the Properties that, in the sole judgment of the Indemnified Parties, endangers any tenant or other occupant of the Properties or their guests or the general public or may materially and adversely affect the value of the Properties, upon reasonable notice to Borrower, the Indemnified Parties and any other Person designated by the Indemnified Parties, including, but not limited to, any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Properties at all reasonable times to assess any and all aspects of the environmental condition of the Properties and their use, including but not limited to, conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the Indemnified Parties) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Indemnitor shall cooperate with and provide the Indemnified Parties and any such Person designated by the Indemnified Parties with access to the Properties.
          4. Indemnification. Indemnitor covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) the actual or alleged presence of Hazardous Materials in, on, above, or under the Properties; (b) any past, present or threatened Release of Hazardous Materials in, on, above, under or from the Properties; (c) any activity by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Properties of any Hazardous Materials at any time located in, under, on or above the Properties; (d) any activity by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Properties in connection with any actual or proposed Remediation of any Hazardous Materials at any time located in, under, on or above the Properties, whether or not such Remediation is voluntary or pursuant to court or administrative order, including, but not limited to, any removal, remedial or corrective action; (e) any past, present or threatened non-compliance with, or violations of, any

4

Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Properties or operations thereon, including, but not limited to, any failure by Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Properties to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Properties; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Properties, including, but not limited to, costs to investigate and assess such injury, destruction or loss; (i) any acts of Indemnitor, any Person affiliated with Indemnitor, and any tenant or other user of the Properties in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials at any facility or incineration vessel containing Hazardous Materials; (j) any acts of Indemnitor, any Person affiliated with any Indemnitor, and any tenant or other user of the Properties in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Material which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including, but not limited to, damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Properties; and (1) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement, the Credit Agreement or the Mortgages. Notwithstanding anything to the contrary contained herein, the indemnity set forth in this Paragraph 4 shall not apply to a particular Indemnified Party to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. Indemnitor also agrees not to assert any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents.
          5. Duty to Defend and Attorneys and Other Fees and Expenses. Upon written request by any Indemnified Party, Indemnitor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding, providing that no compromise or settlement shall be entered without Indemnitor’s consent, which consent shall not be unreasonably withheld. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

5

          6. Definitions. Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. As used in this Agreement, the following terms shall have the following meanings:
          The term “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Materials, relating to liability for or costs of other actual or threatened danger to human health or the environment. The term “Environmental Law” includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act, the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term “Environmental Law” also includes, but is not limited to, any present and future federal, state and local laws, statutes ordinances, rules, regulations, permits or authorizations and the like, as well as common law, that (a) condition transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the Properties; (b) require notification or disclosure of Releases of Hazardous Materials or other environmental condition of the Properties to any Governmental Authority or other Person, whether or not in connection with transfer of title to or interest in property; (c) impose conditions or requirements in connection with permits or other authorization for lawful activity related to environmental matters; (d) relate to nuisance, trespass or other causes of action related to the Properties; or (e) relate to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Properties.
          The term “Governmental Authority” means any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.
          The term “Indemnified Parties” includes Indemnitee, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved with the servicing of the Loan, any Person in whose name the encumbrance created by the Mortgages is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, Investors (defined below), as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires, or will have held, a participation or other full or partial interest in the Loan or the Properties, whether during the term of the Loan or as a part of, or following, a foreclosure of the Loan and including, but not limited to, any successors

6

by merger, consolidation or acquisition of all or a substantial portion of Indemnitee’s assets and business).
          The term “Investors” means collectively, any purchaser, transferee, assignee, servicer, participant or investor of, or in, the Loan.
          The term “Losses” includes any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including, but not limited to, strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys’ fees, engineers’ fees, environmental consultants’ fees, and investigation costs (including, but not limited to, costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards (including, without limitation, any investigation of, preparation for, or defense of any pending or threatened instance of any of the foregoing), whether or not any of the foregoing are brought by any Indemnitor, its directors, shareholders or creditors or an Indemnified Party, whether or not any Indemnifed Party is otherwise a party thereto and whether or not the transactions contemplated by the Loan Documents are consummated.
          The term “Release” includes, but is not limited to, any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.
          The term “Remediation” includes, but is not limited to, any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Material; any actions to prevent, cure or mitigate any Release of any Hazardous Material; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Materials or to anything referred to herein.
          7. Unimpaired Liability. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Notes, the Credit Agreement, the Mortgages or any other Loan Document to or with Indemnitee by Indemnitor or any Person who succeeds Indemnitor or any Person as owner of the Properties. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (a) any extensions of time for performance required by the Notes, the Credit Agreement, the Mortgages or any of the other Loan Documents, (b) any sale or transfer of all or part of the Properties, (c) except as provided herein, any exculpatory provision in the Notes, the Credit Agreement, the Mortgages, or any of the other Loan Documents limiting Indemnitee’s recourse to the Properties or to any other security for the Notes, or limiting Indemnitee’s rights to a deficiency judgment against Indemnitor, (d) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Notes, the Credit Agreement, the Mortgages or any of the other Loan

7

Documents or herein, (e) the release of Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the other Loan Documents by operation of law, Indemnitee’s voluntary act, or otherwise, (f) the release or substitution in whole or in part of any security for the Notes, or (g) Indemnitee’s failure to record the Mortgages or file any UCC financing statements (or Indemnitee’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.
          8. Enforcement. Indemnified Parties may enforce the obligations of Indemnitor without first resorting to, or exhausting any security or collateral under, or without first having recourse pursuant to, the Notes, the Credit Agreement, the Mortgages, or any other Loan Documents or any of the Properties, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Notes, foreclosing, or exercising any power of sale under, the Mortgages, or exercising any other rights and remedies thereunder. This Agreement is not collateral or security for the debt of Indemnitor pursuant to the Loan, unless Indemnitee expressly elects in writing to make this Agreement additional collateral or security for the debt of Indemnitor pursuant to the Loan, which Indemnitee is entitled to do in its sole and absolute discretion. It is not necessary for an Event of Default to have occurred for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Credit Agreement, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Credit Agreement and Indemnitor is fully and personally liable for such obligations, and such liability is not limited to the original or amortized principal balance of the Loan or the value of the Properties.
          9. Survival. The obligations and liabilities of Indemnitor under this Agreement shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Mortgages. Notwithstanding the provisions of this Agreement to the contrary, the liabilities and obligations of Indemnitor hereunder shall not apply to the extent that Indemnitor can prove that such liabilities and obligations arose from Hazardous Materials that. (a) were not present on or a threat to the Properties prior to the date that a party other than Indemnitor acquires title to and possession of the Property(ies) pursuant to a sale of the Property(ies) permitted under the Loan Documents or, if sooner, the date on which Indemnitee or its nominee acquires title to and possession of the Property(ies) as a result of the exercise of remedies under the Loan Documents and (b) were not the result of any act or negligence of Indemnitor or any of Indemnitor’s affiliates, agents or contractors.
          10. Interest. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at the lesser of (a) the Default Rate or (b) the maximum interest rate which Indemnitor may by law pay or Indemnified Parties may charge and collect, from the date payment was due and otherwise in accordance with the terms of the Loan Documents.

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          11. Waivers. (a) Indemnitor hereby waives (i) any right or claim of right to cause a marshaling of Indemnitor’s assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquishes all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties; (iii) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (iv) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (v) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.
          (b) INDEMNITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES IN CONNECTION THEREWITH.
          12. Subrogation. Indemnitor shall take any and all reasonable actions, including institution of legal action against third parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Materials at, in, on, under or near the Properties or otherwise obligated by law to bear the cost. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor’s rights now or hereafter in such claims.
          13. Indemnitor’s Representations and Warranties. Indemnitor represents and warrants that:
          (a) it has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;
          (b) its execution of, and compliance with, this Agreement is in the ordinary course of business of Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, or other governing instrument of Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Properties is subject, or result in the

9

violation of any law, rule, regulation, order, judgment or decree to which Indemnitor or the Properties is subject;
          (c) to the best of Indemnitor’s knowledge, there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;
          (d) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;
          (e) to the best of Indemnitor’s knowledge, no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and
          (f) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.
          14. No Waiver. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.
          15. Notice of Environmental Actions. Each party hereto shall, within ten (10) business days of receipt thereof, give written notice to the other party hereto of (a) any notice, advice or other communication from any Governmental Authority or any source whatsoever with respect to Hazardous Materials on, from or affecting the Properties, and (b) any Environmental Action brought against such party or related to the Properties, with respect to which Indemnitor may have liability under this Agreement; provided, however, that the failure of a party to provide such notice shall not relieve Indemnitor of its obligations under Paragraph 4, except to the extent Indemnitor is actually prejudiced by such failure to give notice. Such notice shall comply with the provisions of Section 19 hereof.
          16. Intentionally Omitted.
          17. Transfer of Loan. Indemnitee may, at any time, sell, transfer or assign the Notes, the Credit Agreement, the Mortgages, this Agreement and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue Mortgages pass-through certificates. Indemnitee may forward to each purchaser, transferee, assignee, servicer or participant (the foregoing entities hereinafter collectively referred to as the “Investor”) and each prospective Investor, all documents and information which Indemnitee now has or may hereafter acquire relating to Indemnitor and the Properties, whether furnished by Indemnitor, any guarantor or otherwise, as Indemnitee determines necessary or desirable.

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Indemnitor and any guarantor agree to cooperate with Indemnitee in connection with any transfer made pursuant to this Section, including, without limitation, the delivery of an estoppel certificate and such other documents as may be reasonably requested by Indemnitee. Indemnitor shall also furnish, and Indemnitor hereby consents to Indemnitee furnishing to such Investors or such prospective Investors, any and all information concerning the financial condition of the Indemnitor and any and all information concerning the Properties as may be requested by Indemnitee, any Investor or any prospective Investor in connection with any sale, transfer or participation interest.
          18. Intentionally Omitted.
          19. Notices. All notices or other written communications hereunder shall be made in accordance with Section 9.02 of the Credit Agreement.
          20. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
          21. No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
          22. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
          23. Number and Gender/Successors and Assigns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term “Indemnitor” shall be deemed to refer to each and every Person comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.
          24. Release of Liability. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.
          25. Rights Cumulative. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Notes,

11

the Mortgages, the Credit Agreement or the other Loan Documents or would otherwise have at law or in equity.
          26. Inapplicable Provisions. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.
          27. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
          28. Miscellaneous. (a) Wherever pursuant to this Agreement (i) Indemnitee exercises any right given to it approve or disapprove, (ii) any arrangement or term is to be satisfactory to Indemnitee, or (iii) any other decision or determination is to be made by Indemnitee, the decision of Indemnitee to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Indemnitee, shall be in the sole and absolute discretion of Indemnitee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.
          (b) Wherever pursuant to this Agreement it is provided that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Indemnitee, whether retained firms, the reimbursements for the expenses of the in-house staff or otherwise.
[NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, this Agreement has been executed by Indemnitor and is effective as of the day and year first above written.

INDEMNITOR:

CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC Its General Partner

	By:	Campus Crest Communities, Inc. Its Sole Member

By:

Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

CAMPUS CREST COMMUNITIES, INC.

By:

Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

CAMPUS CREST AT STEPHENVILLE, LP

By:	Campus Crest GP II, LLC Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT LUBBOCK, LP

By:	Campus Crest GP II, LLC Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WACO, LP

By:	Campus Crest GP II, LLC Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC Its General Partner

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WACO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA FALLS LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST CHENEY LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST JONESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST TROY LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST MURFREESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA LESSOR, LLC

By:	Campus Crest Properties, LLC Its Manager

By:

Name: Michael S. Hartnett
Title: Manager

Exhibit A
Legal Descriptions
(see attached)

EXHIBIT K to the
CREDIT AGREEMENT
FORM OF MANAGER’S
SUBORDINATION
(See Attached)

MANAGER’S CONSENT AND SUBORDINATION
OF MANAGEMENT AGREEMENT
          THIS MANAGER’S CONSENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this “Agreement”) is dated as of October 19, 2010, by and among THE GROVE STUDENT PROPERTIES, LLC, a North Carolina limited liability company (“Manager”), having an address at 2100 Rexford Rd, Suite 414, Charlotte, North Carolina 28211, Attn: Chief Financial Officer, CAMPUS CREST COMMUNITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), having an address at 2100 Rexford Rd, Suite 414, Charlotte, North Carolina 28211, Attn: Chief Financial Officer, the Owners (defined below), and CITIBANK, N.A., a national banking association, as collateral agent (in such capacity, “Agent”) for the Secured Parties as defined in the Credit Agreement (defined below), having an address at 1615 Brett Road, New Castle, Delaware 19720 (Agent, together with its successors and assigns, “Lender”).
W i t n e s s e t h:
          Whereas, Campus Crest at Lubbock, LP, Campus Crest at Stephenville, LP, Campus Crest at San Marcos, LP, Campus Crest at Waco, LP, Campus Crest at Wichita Falls, LP, each a Delaware limited partnership, Campus Crest at Cheney, LLC, Campus Crest at Jonesboro, LLC, Campus Crest at Murfreesboro, LLC, Campus Crest at Troy, LLC, Campus Crest at Wichita, LLC, Campus Crest at Mobile Phase II, LLC, and Campus Crest at Jacksonville, AL, LLC, each a Delaware limited liability company (each an “Owner,” and collectively, the “Owners”) hold title to a fee simple or a leasehold interest, as applicable, in and to the Borrowing Base Assets (as defined in the Credit Agreement with Agent and others dated as of even date herewith, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Credit Agreement”), among Borrower, the guarantors listed therein, Agent and the other Secured Parties identified therein) more particularly described on Exhibit A hereof (together with all easements, rights of way and other property rights appurtenant thereto, all equipment, fixtures, furniture and other personal property attached to, located at or otherwise used in connection with the foregoing and owned by the Owners, each a “Facility,” and, collectively, the “Facilities”);
          Whereas, pursuant to the terms of the Credit Agreement, the Secured Parties have agreed to make loans and extend credit (collectively, the “Loan”) to Borrower, and the other Loan Parties have agreed to guaranty payment of the Loan.
          Whereas, each Owner is a Subsidiary Guarantor under the Credit Agreement;
          Whereas, Manager has agreed to manage the Facilities on behalf of each respective Owner pursuant to a Management Agreement, between Manager and such Owner (as amended, modified or supplemented and in effect from time to time, each a “Management Agreement” and, collectively, the “Management Agreements”); and
          Whereas, capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
          NOW, THEREFORE, to induce the Secured Parties to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Representations of Manager. Manager warrants and represents to Lender the following:
          (a) None of the Management Agreements have been assigned, modified, amended or supplemented. Each Management Agreement is in full force and effect, and constitutes the entire agreement between Manager and each Owner with respect to the management of the applicable Facility. A true, correct and complete copy of each of the Management Agreements together with any submanagement agreements (and any amendments, modifications or supplements thereto) is attached hereto as Exhibit B.
          (b) Each Management Agreement constitutes the legal, valid and binding obligation of Manager, enforceable against Manager in accordance with its respective terms, subject to general principles of equity and laws affecting the rights and remedies of debtors and creditors generally.
          (c) To Manager’s knowledge, the Owners are not in default in the performance of the terms and provisions of their respective Management Agreement, nor is there now any condition which, with the giving of notice or lapse of time, or both, will become a default.
          (d) There are no contracts, agreements or commitments between Borrower, or the Owners and Manager in respect of the Credit Agreement, the other Loan Documents, or the management of the Facilities, except as provided in the Management Agreements.
          (e) Manager is not in default under the terms and provisions of any of the Management Agreements, nor is there now any condition which, with the giving of notice or lapse of time, or both, will become a default. No claim or dispute exists between Borrower or the Owners and Manager with respect to any of the Management Agreements.
          (f) There is no current assignment of, or encumbrance on, Manager’s interest under any of the Management Agreements.
          (g) Manager does not have any option or preferential right to purchase all or any part of, and does not have any rights, title or interest with respect to any of the Facilities other than as manager under the applicable Management Agreement.
          (h) As of the date hereof, all fees, sums, charges, costs, expenses and other amounts due under the Management Agreements have been currently paid in accordance with the terms thereof and no such amounts remain due and payable as of the date hereof (except that the foregoing shall not apply to reimbursements required to be paid to the Manager under the Management Agreements which are not delinquent as of the date hereof).
          2. Manager’s Covenants.
          A. Manager hereby consents and agrees to each and every one of the following covenants and agreements for the benefit of Lender:
          (a) Performance and Notice of Default. Manager agrees that it will (i) promptly perform and observe in all material respects all of the covenants and agreements required to be performed and observed by it under each of the Management Agreements in

2

accordance with the terms of each such Management Agreement and (ii) promptly notify Lender of any material default under any of the Management Agreements of which Manager becomes aware.
          (b) No Termination of Management Agreements. Manager will not terminate its management of any of the Facilities without first providing Lender with at least thirty (30) days’ prior written notice of such intention.
          (c) Subordination of the Management Agreements to Liens of Mortgages. Any and all liens, rights and interests, including, without limitation, all fees payable and all costs and expenses reimbursable to Manager or any submanager (whether choate or inchoate and including, without limitation, all mechanic’s and materialman’s liens under applicable law) owned, claimed or held, or to be owned, claimed or held, by Manager in and to any of the Facilities (collectively, the “Subordinated Obligations”), are and shall be in all respects subordinate and inferior to the liens and security interests (i) created or to be created for the benefit of the Secured Parties and securing the repayment of the Obligations of the Loan Parties under the Loan Documents and including, without limitation, those created under and by virtue of the Mortgages, covering, among other things, the Facilities, and (ii) filed or to be filed of record in the public records maintained for the recording of mortgages or deeds of trust in the county and State in which each of the Facilities is located, and all renewals and extensions thereof (collectively, the “Senior Obligations”). Notwithstanding anything contained in this Agreement to the contrary, the foregoing subordination shall not affect the right of Manager to receive and use all fees and reimbursements paid or payable to it under the Management Agreements or to receive in full all accrued and unpaid management or submanagement fees, leasing commissions or other amounts due Manager or any submanager by the Owners pursuant to the Management Agreements.
          (d) Insurance. Manager shall maintain, or cause to be maintained, insurance for the Facilities to the extent required under, but subject to the terms of the applicable Management Agreements. The foregoing shall not be construed to limit or modify any of the insurance requirements set forth in the Loan Documents.
          (e) Condemnation Awards and Insurance Proceeds. Notwithstanding anything contained in the Management Agreements to the contrary, any proceeds of insurance and condemnation awards received by Manager shall be applied in accordance with the provisions of the Loan Documents.
          (f) Lender’s Right to Terminate. Upon (1) the acceleration of the Debt evidenced by the Notes or the termination of the Commitments or the commencement of any action by Lender to enforce any of its rights or remedies to realize upon any of the collateral encumbered by the Mortgages in accordance with the terms of the Loan Documents (including, without being limited to, the commencement of any foreclosure action (by judicial action or power of sale), the making of any application for the appointment of a receiver or Lender exercising any right to take possession or control of any of the Facilities) or (2) the occurrence and continuation of the commission by Manager of any material act which would permit termination of any of the Management Agreements in accordance with Section 5.01 thereof (subject to any applicable notice, grace and cure periods provided in the Management Agreements), Lender shall have the right to terminate any or all of the Management Agreements by giving the Owners and Manager at least thirty (30) days’ prior written notice; provided, however, that if Lender succeeds to ownership of the Facilities, Lender’s right to terminate the Management Agreements shall expire ninety (90) days after the date on which Lender takes

3

ownership of the Facilities. The Owners may, to the extent permitted under the Management Agreements, from time to time appoint a successor manager to manage the Facilities in accordance with the provisions of the Management Agreements with Lender’s prior written consent, such consent not to be unreasonably withheld or delayed. Manager agrees not to look to Lender for payment of any accrued but unpaid fees or other amounts due to Manager under the Management Agreements, or any fees or other amounts due to Manager under the Management Agreements for the period from and after the effective date of such termination. Upon any termination of the Management Agreements, Manager shall take such measures as set forth in the Management Agreements to achieve an orderly transition of operations to the new manager of the Facilities, including delivery of all books, records, and documents relating to the Facilities and its management. Except as expressly provided herein, nothing contained in this Agreement shall in any way limit the rights or remedies of Manager against the Owners or Borrower as a result of any termination of any of the Management Agreements.
          (g) No Amendments to the Management Agreements. Manager will not amend or modify any of the Management Agreements in any material respect without the prior written consent of Lender, which consent shall not be unreasonably withheld. In the event Manager fails to secure such approval, the Management Agreements shall, for the purposes of Manager’s obligations to Lender pursuant to this Agreement, be deemed not to have been modified by such amendment.
          (h) Limitation of Liens. Any Lien upon any of the Facilities, except Permitted Liens or as otherwise agreed to in writing by Lender, by Manager shall be expressly subordinate and subject to the Senior Obligations.
          (i) Delivery of Notices, Information, etc. Manager shall promptly deliver to Lender all material written notices received by Manager from any governmental authority, regulator, citizens’ groups or private litigant relating to any of the Facilities.
          (j) Further Assurances. Manager shall (i) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (ii) upon Lender’s request and at the Owners’ expense, deliver to Lender copies of all information that the Owners are entitled to receive under the Management Agreements, and (iii) cooperate with Lender’s representatives in any inspection of the Facilities to the extent Lender is permitted to enter and inspect the Facilities in accordance with the Mortgages and/or the Credit Agreement.
          (k) Assignment of Rents and Leases. Manager acknowledges that, in connection with the Loan, each Owner is executing and delivering to Lender an Assignment of Leases and Rents (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, each, an “Assignment of Leases” and collectively, the “Assignments of Leases”) dated as of the date hereof, collaterally assigning to Lender, among other things, all of such Owner’s right, title and interest in and to the Leases and the Rents (as such terms are defined in the Assignment of Leases) from its respective Facility (including, without limitation, any of such Owner’s rights in the security deposits thereunder (to the extent permitted by applicable law)). Manager further agrees that it will not be entitled to receive any fees from security deposits or be entitled in any way to any security deposits with respect to any portion of any of the Facilities or be permitted to sue for any security deposits for any purpose, subject to the provisions of the Loan Documents. Manager further agrees that it will deposit all of the Rents, Service Revenues, Tax Refunds and the Insurance and Condemnation Awards (as

4

such terms are defined in the Mortgages) in accordance with the Loan Documents. A copy of the relevant provisions of the Loan Documents is attached hereto as Exhibit C.
          (l) No Joint Venture. The relationship of Lender to Borrower is one of a creditor to a debtor, and Lender is not a joint venturer or partner of Borrower or any Owner.
          (m) Lender Not Obligated Under Management Agreements. Manager further agrees that nothing herein shall impose upon Lender any obligation for payment or performance in favor of Manager, unless Lender has elected to assert the Owners’ rights under the Management Agreements with respect the Facilities in which case Lender agrees to pay Manager the management fees and all other sums due Manager under the terms of the Management Agreements from and after the effective date of Lender’s notice of such election to Manager, and Manager shall continue performance on Lender’s behalf in accordance with the terms of the Management Agreements with respect to the Facilities as designated by Lender; provided, however, except as expressly provided herein, nothing contained in this Agreement shall in any way modify the rights or remedies of Manager against the Owners or Borrower under the terms of the Management Agreements.
          (n) Secured Parties’ Reliance on Representations. Manager has executed this Agreement for the purpose of inducing the Secured Parties to make the Loan and with full knowledge that the Secured Parties shall rely upon the representations, warranties, covenants and agreements herein contained when making the Loan and that but for this instrument and the representations, warranties, covenants and agreements herein contained, the Secured Parties would not take such actions.
          Subject to the subordination provision of Section 2(c), the termination of the Management Agreements by Manager upon its failure to receive any compensation or reimbursement provided for in the Management Agreements shall not result in any termination of Manager’s right to receive any accrued but unpaid leasing commissions, management fees, reimbursable expenses or other amounts payable by the Owners to Manager under the Management Agreements (including any applicable termination fees).
          B. If any payment or distribution or security or proceeds thereof are received by Manager upon or with respect to any of the Subordinated Obligations contrary to the provisions of this Agreement, Manager will promptly deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Manager where necessary) for application to the Senior Obligations (including, without limitation, Post Petition Interest), and, until so delivered, the same shall be held in trust by Manager as property of Lender. In the event of the failure of Manager to make any such endorsement or assignment, Manager, or any of its officers or employees, is hereby irrevocably authorized to make the same.
          C. Manager will not assign or transfer to others any claim which it has or may hereafter have against Borrower or any Owner in respect of any of the Subordinated Obligations while any of the Senior Obligations remain unpaid, unless such assignment or transfer is made expressly subject to the terms and conditions hereof.
          D. Lender, at any time and from time to time, may enter into such agreement or agreements with Borrower and/or the Owners as Lender may deem proper extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Obligations without notice to Manager and without in any way impairing or affecting the obligations of Manager hereunder.

5

          E. Lender shall not be prejudiced in its right to enforce this Agreement in respect of any of the Subordinated Obligations owing to Manager by any act or failure to act on the part of any Owner or anyone in custody of any Owner’s assets or property.
          3. No Assignment. Notwithstanding anything to the contrary in any of the Management Agreements, (i) the Owners may not assign any of the Management Agreements without the prior written consent of Lender except to the extent permitted by such Management Agreement and the Loan Documents and (ii) Manager may not assign any of the Management Agreements without the prior written consent of Lender.
          4. [Intentionally Omitted].
          5. No Waiver. No failure to exercise, and no delay in exercising, and no course of dealing with respect to, any power, remedy or right under this Agreement by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof by Lender preclude any other or further exercise thereof or the exercise of any other power, remedy or right. The remedies provided herein are cumulative and not exclusive of any remedies provided by applicable law and/or any of the other Loan Documents.
          6. Notice. All notices, consents, approvals and requests required or permitted hereunder shall be mailed, or delivered by hand or by overnight courier service to the respective parties hereto at the following addresses:
Manager:
The Grove Student Properties, LLC
2100 Rexford Rd, Suite 414
Charlotte, NC 28211
Attention: Donald L. Bobbitt, Jr.
Borrower:
Campus Crest Communities Operating Partnership, LP
2100 Rexford Rd, Suite 414
Charlotte, NC 28211
Attention: Donald L. Bobbitt, Jr.
with a copy to:
Bradley Arant Boult Cummings LLP
1819 Fifth Avenue North
Birmingham, Alabama 35203
Attention: Dawn Helms Sharff, Esq.
Owners:
c/o Campus Crest Communities Operating Partnership, LP
2100 Rexford Rd, Suite 414
Charlotte, NC 28211
Attention: Donald L. Bobbitt, Jr.

6

with a copy to:
Bradley Arant Boult Cummings LLP
1819 Fifth Avenue North
Birmingham, Alabama 35203
Attention: Dawn Helms Sharff, Esq.
Agent:
Citibank, N.A.
1615 Brett Road
New Castle, Delaware 19720
Attention: Bank Loan Syndications Department/Campus
Crest Credit Facility
with a copy to:
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
Attention: Brian Krisberg, Esq.
          7. Indemnity. Subject to the provisions of the Credit Agreement, the Owners shall indemnify, defend and hold Lender harmless against and from all liability, loss, damage and expense (including, without limitation, reasonable attorney’s fees and disbursements), which Lender may or shall incur or be subject to by reason of this Agreement, or by reason of any action taken in good faith by Lender hereunder, and against and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in the Management Agreements except to the extent arising from the bad faith, fraud, gross negligence or willful misconduct by Lender. In the event Lender incurs any such liability, loss, damage or expense, the amount thereof, together with interest thereon at the rate of interest applicable from time to time under the Notes, shall be payable by the Owners to Lender within five (5) Business Days after written demand.
          8. Amendments, Etc. This Agreement cannot be amended except by an agreement in writing, signed by Lender, each Owner and Manager, and no provision hereof may be waived except by an instrument in writing signed by Lender.
          9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          10. Severability. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall, to any extent, be illegal, invalid and/or unenforceable, the remainder of this Agreement or the application of such provision to persons or entities or circumstances other than those as to which it is illegal, invalid and/or unenforceable, as the case may be, shall not be affected, and each provision of this Agreement shall be legal, valid and enforceable to the extent permitted by law. The illegality, invalidity and/or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the legality, validity and/or enforceability thereof in any other jurisdiction.
          11. Expenses. If any suit or other proceeding is instituted by Lender to enforce this Agreement (or any portion hereof), Borrower shall pay, within five (5) Business Days after written

7

demand all of the reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by Lender in connection therewith, together with interest at the interest rate applicable to Base Rate Advances under Section 2.07(a) of the Credit Agreement. The obligations of Borrower under this Section 11 shall survive the expiration or termination of this Agreement.
          12. Heading. Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.
          13. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING BROUGHT BY ANY PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT.
          14. Cumulative Remedies. All rights and remedies set forth in this Agreement are cumulative, and Lender may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy afforded hereby; and no such right or remedy set forth in this Agreement shall be deemed exclusive of any of the remedies or rights granted to Lender in the Loan Documents. Nothing contained in this Agreement shall be deemed to limit or restrict the rights and remedies of Lender under any of the other documents related to the Senior Obligations.
          15. Borrower’s Consent. Borrower has joined herein to evidence its consent to all the agreements of the Owners and Manager set forth in this Agreement.
          16. Successors. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns.
          17. Counterparts. This Agreement may be executed in any number of counterparts each of which, taken together, shall constitute one and the same original.
[SIGNATURE PAGE FOLLOWS]

8

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

CAMPUS CREST COMMUNITIES OPERATING
PARTNERSHIP, LP

By:	Campus Crest Communities GP, LLC
Its General Partner

By:	Campus Crest Communities, Inc.
Its Sole Member

By:
Name: Donald L. Bobbitt, Jr.
Title: Chief Financial Officer

`
CAMPUS CREST AT STEPHENVILLE, LP

	By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT LUBBOCK, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WACO, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

S-1

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

S-2

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

LENDER:

CITIBANK, N.A.,
a national banking association, as agent

By:
Name:
Title:

S-3

MANAGER:

THE GROVE STUDENT PROPERTIES, LLC,
a North Carolina limited liability company

By:
Name: Donald L. Bobbitt, Jr.
Title: Manager

S-4

EXHIBIT A
SCHEDULE OF FACILITIES

Owner	Facility Address	Property Interest
Campus Crest at Lubbock, LP	315 N. Utica Drive	Leasehold
Lubbock, TX 79416

Campus Crest at Stephenville, LP	2825 W. Frey Street	Leasehold
Stephenville, TX 76401

Campus Crest at San Marcos, LP	1200 East River Ridge Parkway	Fee
San Marcos, TX 78666

Campus Crest at Waco, LP	2826 S. University Parks Drive	Leasehold
Waco, TX 76706

Campus Crest at Wichita Falls, LP	5005 Lake Park Drive	Leasehold
Wichita Falls, TX 76302

Campus Crest at Cheney, LLC	240 S. Cheney-Spangle Road	Leasehold
Cheney, WA 99004

Campus Crest at Jonesboro, LLC	500 N. Caraway Road	Leasehold
Jonesboro, AR 72401

Campus Crest at Murfreesboro, LLC	1320 Journey Drive	Fee
Murfreesboro, TN 37130

Campus Crest at Troy, LLC	920 E. Academy Street	Leasehold
Troy, AL 36081

Campus Crest at Wichita, LLC	2909 N. Oliver Street	Leasehold
Wichita, KS 67220

Campus Crest at Mobile Phase II, LLC	375 Cleverdon Parkway	Leasehold
Mobile, AL 36688

Campus Crest at Jacksonville,	351 Nisbet Street NW	Fee
AL, LLC	Jacksonville, AL 36265
Exh. A-1

EXHIBIT B
MANAGEMENT AGREEMENTS
[See attached pages.]
Exh. B-1

EXHIBIT C
CASH MANAGEMENT PROVISIONS
None
Exh. C-1

EXHIBIT L to the
CREDIT AGREEMENT
FORM OF
PLEDGE AGREEMENT
(See Attached)

PLEDGE AGREEMENT
          THIS PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”), dated as of October 19, 2010, is by and between the “Pledgor” parties set forth on the signature pages hereto (collectively, the “Initial Pledgors”, and together with any domestic Subsidiaries of any Initial Pledgor which become parties to this Pledge Agreement by executing a Supplement hereto in substantially the form of Exhibit D hereto, the “Pledgors”) and Citibank, N.A., in its capacity as Administrative Agent (with its successors and permitted assigns in such capacity, the “Administrative Agent”) for the “Lender Parties” (as defined below) party to that certain Credit Agreement dated as of the date hereof among Campus Crest Communities Operating Partnership, LP (the “Borrower”), the guarantors named therein (the “Guarantors”) the institutions from time to time party thereto as Lender Parties (the “Lender Parties”), the Swing Line Bank (as defined therein), Citibank, N.A., as Collateral Agent, the initial issuer of letters of credit and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
WITNESSETH:
          WHEREAS, (a) the Borrower and Guarantors are party to the Credit Agreement, pursuant to which the Lender Parties have agreed, subject to certain conditions precedent, to make Loans and extend other financial accommodations to the Borrower from time to time, and (b) each Pledgor is directly or indirectly wholly owned by Borrower;
          WHEREAS, as of the date hereof, each Pledgor owns (a) the limited liability company interests, general partner interests and/or limited partner interests described under such Pledgor’s name on Exhibit A hereto and issued by the issuers named therein and (b) the Indebtedness described under such Pledgor’s name on Exhibit C hereto and issued by the obligors named therein; and
          WHEREAS, in order to secure the prompt and complete payment, observance and performance of (a) all of each of the Loan Parties’ respective Obligations under the Loan Documents and (b) all of each Pledgor’s obligations and liabilities hereunder and in connection herewith (all such Obligations and such obligations and liabilities hereunder of such Pledgor being hereinafter referred to collectively as the “Liabilities”), the Administrative Agent, the Lender Parties and the other holders (each individually a “Secured Party”, and collectively, the “Secured Parties”) have required, as a condition, among others, to entering into the Credit Agreement, that each Pledgor execute and deliver this Pledge Agreement;
          NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal, refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of each Pledgor pursuant to the Credit Agreement or any other agreement, instrument or document executed pursuant to or in connection therewith, and for other good and valuable consideration, the receipt and sufficiency
Pledge Agreement

of which are hereby acknowledged, each Pledgor and the Administrative Agent hereby agree as follows:
          1. Defined Terms.
          (a) Unless otherwise defined herein, all terms defined in Article 8 and Article 9 of the Uniform Commercial Code from time to time in effect in the State of New York (the “Uniform Commercial Code”) are used herein as defined therein.
          (b) The words “hereby,” “hereof,” “herein” and “hereunder” and words of like import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. Section references herein are to this Pledge Agreement unless otherwise specified.
          (c) All terms defined in this Pledge Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.
          2. Pledge. Each Pledgor pledges to the Administrative Agent for the benefit of the Secured Parties and each Pledgor grants, for the benefit of the Secured Parties, a security interest in the following (collectively, the “Pledged Collateral”):
          (a) The Equity Interests described in Exhibit A hereto, and the certificates representing such Equity Interests, all options and warrants for the purchase of shares of such Equity Interests held in the name of such Pledgor (all of said Equity Interests, options and warrants, and all Equity Interests held in the name of such Pledgor as a result of the exercise of such options or warrants, being hereinafter collectively referred to as the “Pledged Interests”), herewith delivered to the Administrative Agent accompanied by powers (with respect to all certificated Pledged Interests) in the form of Exhibit B hereto and made a part hereof (the “Powers”) duly executed in blank, and all dividends, distribution, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Interests;
          (b) All right, title and interest of any Pledgor as a member of any limited liability company (“LLC”) or a partner in any limited partnership (“LP”) and all right, title and interest of any Pledgor in, to and under an LLC or LP operating or partnership agreement to which it is a party, each described in Exhibit A hereto (the “Pledged LLC/LP Interests”);
          (c) All additional Equity Interests related to the Pledged Interests and from time to time acquired by such Pledgor in any manner (any such additional Equity Interests shall constitute part of the Pledged Interests and the Administrative Agent is irrevocably authorized to amend Exhibit A from time to time to reflect such additional shares), and all options, warrants, dividends, distributions, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;
          (d) The indebtedness of each issuer of the Pledged LLC/LP Interests to such Pledgor referred to in Exhibit C attached hereto (the “Pledged Debt”) and the instruments evidencing such Pledged Debt (if any), duly endorsed and in transferable form, all payments of
Pledge Agreement

principal thereof and interest thereon, due and to become due thereunder, and all books and records applicable thereto;
          (e) Intentionally Deleted;
          (f) The property and interests in property described in Section 4 below with respect to such Pledgor; and
          (g) All proceeds of the foregoing.
          3. Security for Obligations. The Pledged Collateral of each Pledgor secures the prompt payment, performance and observance of the Liabilities of such Pledgor.
          4. Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:
          (a) Any stock or other equity dividend, distribution, reclassification, readjustment or other change is declared or made in the capital structure of any issuer of Pledged Interests, or any option included within the Pledged Collateral is exercised, or both, or
          (b) Any subscription warrants or any other rights or options shall be issued to any Pledgor in connection with the Pledged Collateral, or
          (c) Any additional indebtedness owing to any Pledgor is incurred by any issuer of the Pledged Debt, then all new, substituted and additional shares, warrants, rights, options, notes or other securities, issued by reason of any of the foregoing, shall be promptly delivered to and held by the Administrative Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder (provided that any Pledged Debt shall only be required to be delivered to the Administrative Agent upon its request therefor); provided, however, that nothing contained in this Section 4 shall be deemed to permit any stock or other equity dividend or distribution, issuance of additional stock, interests, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any issuer of Pledged Interests which is prohibited in the Credit Agreement.
          5. Subsequent Changes Affecting Pledged Collateral.
          (a) Each Pledgor represents and warrants that it has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, distributions, reorganization or other exchanges, tender offers and voting rights), and each Pledgor agrees that, subject to Section 22, none of the Secured Parties shall have any obligation to inform such Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. The Administrative Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee’s name with or without any indication that such Pledged Collateral is subject to the security interest
Pledge Agreement

hereunder, and each Pledgor will cause each issuer of Pledged Interests and each obligor with respect to Pledged Debt to cooperate with the Administrative Agent in effecting any such transfer or registration. In addition, the Administrative Agent may at any time exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations and such Pledgor will cause each issuer of Pledged Interests and each obligor with respect to Pledged Debt to cooperate with the Administrative Agent in effecting any such exchange.
          (b) In the case of each Pledgor member of an LLC or partner of an LP, such Pledgor hereby consents to the extent required by the applicable LLC or LP operating or partnership agreement to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such LLC or LP and to the transfer of such Pledged Interests to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member of the LLC or partner of the LP with all the rights, powers and duties of a member of the LLC or partner of the LP in question.
          (c) No Pledgor shall agree to any amendment of an LLC or LP operating agreement that in any way adversely affects the perfection of the security interest of the Administrative Agent in the Pledged Interests pledged by such Pledgor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Pledgor as other than a security under Section 8- 103 of the UCC.
          6. Representations and Warranties. Each Pledgor represents and warrants as follows:
          (a) Such Pledgor is the sole legal and beneficial owner of the percentage of the issued and outstanding Equity Interest of the respective issuers thereof listed with respect to such Pledgor on Exhibit A hereto, free and clear of any Lien except for the (i) security interest created by this Pledge Agreement and (ii) Liens permitted under the Credit Agreement, and the Pledged Interests constitute that percentage of the issued and outstanding shares or interest of Equity Interest of the respective issuers thereof set forth in Exhibit A hereto;
          (b) Such Pledgor is the sole legal and beneficial owner of the Pledged Debt set forth on Exhibit C with respect to such Pledgor, free and clear of any Lien except for (i) the security interest created by this Pledge Agreement and (ii) Liens permitted under the Credit Agreement, and such Pledged Debt (i) as of the date hereof, constitutes all of the outstanding Indebtedness for money borrowed or for any deferred purchase price of property of the respective obligors thereof owing to such Pledgor and (ii) are each a valid and binding obligation of its respective obligor, enforceable in accordance with its terms, except as such enforceability may be limited by (x) bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
          (c) Such Pledgor has, as applicable, full corporate, partnership or limited liability company power and authority to execute, deliver and perform this Pledge Agreement except as set forth on Schedule I hereto;
Pledge Agreement

          (d) There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral, other than pursuant to this Pledge Agreement or any of the other Loan Documents except as set forth in the organizational documents of the issuer of such Pledged Collateral;
          (e) Such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens;
          (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor or (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);
          (g) The pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid, perfected and, following delivery of the certificates representing any certificated Pledged Interest and blank powers to the Administrative Agent, first priority security interest in the Pledged Collateral, in favor of the Administrative Agent for the benefit of the Secured Parties securing the payment and performance of the Liabilities;
          (h) The Powers are duly executed and give the Administrative Agent the authority they purport to confer;
          (i) Other than the Pledged Interests consisting of pledged partnership or limited liability company interests that constitute general intangibles, there are no Pledged Interests or Pledged Debt other than that represented by certificated securities or instruments delivered to the Administrative Agent; and
          (j) The grant and perfection of the security interests in the Pledged Collateral for the benefit of the Secured Parties, in accordance with the terms herein, are not made in violation of the registration of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the “Securities Act”), any applicable provisions of other federal securities laws, state securities or “Blue Sky” law, foreign securities law, or applicable general corporation law or any other applicable law.
          7. Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 7 below, each Pledgor shall have the right to vote the Pledged Interests on all corporate, partnership or LLC questions in a manner not inconsistent with the terms of this Pledge Agreement, the Credit Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, at the Administrative Agent’s option and following written notice from the Administrative Agent to any Pledgor, exercise all voting powers pertaining to the Pledged Collateral with respect to such Pledgor, including the right to take action by shareholder consent.
Pledge Agreement

          8. Dividends and Other Distributions. (a) So long as no Event of Default shall have occurred and is continuing, and to the extent permitted by the Credit Agreement:
          (i) Each Pledgor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Pledged Collateral, provided, however, that any and all
               (A) dividends, distribution and interest paid or payable other than in cash with respect to, and instruments and other non-cash property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;
               (B) dividends and other distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and
               (C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral, except to the extent paid, payable or otherwise distributed in connection with a sale, lease, transfer or other disposition permitted under Section 5.02(e) of the Credit Agreement;
shall be Pledged Collateral, and shall be forthwith delivered to the Administrative Agent to hold, for the benefit of the Secured Parties, as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the Administrative Agent, for the benefit of the Secured Parties, and, during the continuance of an Event of Default, shall be segregated from the other property or funds of such Pledgor. Except for the distributions or dividends which may be retained by any Pledgor in accordance with the applicable terms of the Loan Documents, Pledged Collateral so received in the form of monies, checks, notes, drafts or funds shall be delivered promptly to the Administrative Agent (with any necessary endorsement) as proceeds of Collateral in accordance with the applicable provisions of the Credit Agreement; and
               (D) The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as each Pledgor may reasonably request for the purpose of enabling such Pledgor to receive the dividends, distributions or interest payments which such Pledgor is authorized to receive and retain pursuant to clause (i) above and to exercise the voting rights that Pledgor is entitled to exercise pursuant to Section 7 above.
          (b) Upon the occurrence and during the continuance of an Event of Default.
               (i) All rights of each Pledgor to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(i) hereof shall cease, and all such rights shall thereupon become vested in the Administrative Agent, for the benefit of the Administrative Agent, the Lender Parties and the other Secured Parties, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and
               (ii) All dividends, distributions and interest payments which are received by any Pledgor contrary to the provisions of clause (i) of this Section 8(b) shall be
Pledge Agreement

received in trust for the Administrative Agent, for the benefit of the Secured Parties, shall be segregated from other funds of such Pledgor and shall be paid over immediately to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).
          9. Transfers and Other Liens. Each Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Administrative Agent, other than as permitted by the Credit Agreement, or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.
          10. Remedies; Application of Proceeds.
          (a) The Administrative Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code. In addition, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Administrative Agent or which the Administrative Agent shall otherwise have the ability to transfer under applicable law, the Administrative Agent may, in its sole discretion, without notice except as specified below, after the occurrence and during the continuance of an Event of Default, sell or cause the same to be sold at any exchange, broker’s board or at public or private sale, in one or more sales or lots, at such price as the Administrative Agent may reasonably deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Any Secured Party may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. In the event of a sale of any Pledged Collateral, or any part thereof, to a Secured Party upon the occurrence and during the continuance of an Event of Default, such Secured Party shall not deduct or offset from any part of the purchase price to be paid therefor any indebtedness owing to it by such Pledgor. Such Pledgor will pay to the Administrative Agent all reasonable expenses (including, without limitation, court costs and reasonable attorneys’ and paralegals’ fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. The Administrative Agent agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Credit Agreement.
          (b) Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall, upon the request of the Administrative Agent, at such Pledgor’s expense, execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things, as may be reasonably necessary or, in the opinion of the Administrative Agent, such Pledgor or either of their counsel, reasonably advisable to register the applicable Pledged Collateral under the provisions of the Securities Act in order to sell the same, and to exercise its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the
Pledge Agreement

opinion of the Administrative Agent, such Pledgor or either of their counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.
          (c) Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall, upon the reasonable request of the Administrative Agent, at such Pledgor’s expense, use its best efforts to qualify the Pledged Collateral under state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Administrative Agent.
          (d) Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Administrative Agent will give each Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, each Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by each Pledgor as provided in Section 23 below at least ten (10) Business Days before the time of the sale or disposition; provided, however, that the Administrative Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.
          (e) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Administrative Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Administrative Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.
          (f) Each Pledgor further agrees that a breach of any covenant contained in this Section 10 or Section 8 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 and Section 8 shall be specifically enforceable against such Pledgor,
Pledge Agreement

and such Pledgor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.
          (g) Each Pledgor will reimburse the Administrative Agent for all reasonable expenses incurred by the Administrative Agent, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses, in connection with the foregoing.
          (h) To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (i) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Pledged Collateral for disposition, (ii) to fail to obtain third party consents for access to Pledged Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Pledged Collateral to be collected or disposed of, (iii) to advertise dispositions of Pledged Collateral through publications or media of general circulation, (iv) to contact other Persons, whether or not in the same business as the Pledgor, for expressions of interest in acquiring all or any portion of such Pledged Collateral, (v) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral, (vi) to dispose of Pledged Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capacity of doing so, (viii) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (ix) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Pledged Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Pledged Collateral, or (x) to the extent deemed appropriate by the Administrative Agent, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Pledged Collateral. Each Pledgor acknowledges that the purpose of this Section 10(h) is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would not be commercially unreasonable in the Administrative Agent’s exercise of remedies against the Pledged Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 10(h). Without limitation upon the foregoing, nothing contained in this Section 10(h) shall be construed to grant any rights to any Pledgor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 10(h).
          11. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full authority, in the name of each Pledgor or otherwise, upon the occurrence and during the continuance of an Event of Default, from time to time in the Administrative Agent’s sole discretion, to take any action and to execute any instrument which the Administrative Agent may deem reasonably necessary or reasonably advisable to accomplish the purposes of this Pledge Agreement, including, without limitation (subject to Section 8 hereof), to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, distribution, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and
Pledge Agreement

to arrange for the transfer of all or any part of the Pledged Collateral on the books of each of the issuers of such Pledged Interests or obligors of such Pledged Debt to the name of the Administrative Agent or the Administrative Agent’s nominee.
          12. Waivers. Each Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or Event of Default with respect to any of the Obligations and all other notices to which such Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Credit Agreement.
          13. Termination of this Pledge Agreement; Release of Pledged Collateral.
          (a) The pledge made and the security interest granted by each Pledgor under this Pledge Agreement shall terminate against all the Pledged Collateral upon the satisfaction of the conditions specified in the Credit Agreement. Upon such termination (other than as a result of the sale of the Pledged Collateral) and at the written request of each Pledgor or its successors or assigns, and at the cost and expense of any Pledgor or its successors or assigns, the Administrative Agent shall execute in a timely manner such instruments, documents or agreements as are reasonably necessary or reasonably desirable to terminate the Administrative Agent’s security interest in the Pledged Collateral and deliver to Pledgors the certificate(s) representing the Pledged Interests, the notes evidencing the Pledged Debt (if any) and the Powers, provided that such instruments evidencing the Pledged Collateral are in the possession of the Administrative Agent, subject to any disposition made by the Administrative Agent pursuant to this Pledge Agreement.
          (b) Notwithstanding anything in this Pledge Agreement to the contrary, each Pledgor may, to the extent permitted by the Credit Agreement, sell, assign, transfer or otherwise dispose of any Pledged Collateral. In addition, the Pledged Collateral shall be subject to release from time to time (with the Pledged Collateral referred to in the immediately preceding sentence, the “Released Collateral”) in accordance with the Credit Agreement. The Liens under this Pledge Agreement shall terminate with respect to the Released Collateral upon such sale, transfer, assignment, disposition or release, and, upon the request of and at the sole cost and expense of, the applicable Pledgor, the Administrative Agent shall execute and deliver such instruments or documents as may be necessary to release the Liens granted hereunder; provided, however, that (i) the Administrative Agent shall not be required to execute any such documents on terms which, in the Administrative Agent’s reasonable opinion, would expose the Administrative Agent to liability or create any obligation other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens on (or obligations of any Pledgor in respect of) assets which continue to constitute Pledged Collateral, including, without limitation, all reversionary rights of any Pledgor with respect to the Released Collateral and the proceeds of any sale, all of which shall continue to constitute part of the Pledged Collateral.
          (c) Each Pledgor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent and agrees that it will not do so without the prior written consent of the Administrative Agent, subject to such Pledgor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code.
Pledge Agreement

          14. Successors and Assigns. This Pledge Agreement shall be binding upon each Pledgor and its successors, and upon any assign(s) of any Pledgor in accordance with the Credit Agreement and shall inure to the benefit of the Secured Parties and their respective successors and assigns. Nothing set forth herein or in any other Loan Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Pledge Agreement, the Credit Agreement or any other Loan Document or any Pledged Collateral. Each Pledgor’s successors shall include, without limitation, a receiver, trustee or debtor-in-possession of or for such Pledgor.
          15. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
          16. Consent to Jurisdiction and Service of Process. Each Pledgor agrees that the terms of Section 9.13 of the Credit Agreement with respect to consent to jurisdiction and service of process shall apply equally to this Pledge Agreement.
          17. WAIVER OF JURY TRIAL. EACH OF THE PLEDGORS AND THE ADMINISTRATIVE AGENT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE ADMINISTRATIVE AGENT AND ANY PLEDGOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT. ANY SUCH PERSON MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
          18. Waiver of Bond. Each Pledgor waives the posting of any bond otherwise required of the Administrative Agent in connection with any judicial process or proceeding to realize on the Pledged Collateral or any other security for the Liabilities, to enforce any judgment or other court order entered in favor of the Administrative Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement or any other agreement or document between the Administrative Agent and such Pledgor.
          19. Advice of Counsel. Each Pledgor represents and warrants to the Secured Parties that it has discussed this Pledge Agreement and, specifically, the provisions of Sections 15 through 18 hereof, with such Pledgor’s attorneys.
          20. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.
Pledge Agreement

          21. Further Assurances. Each Pledgor agrees that it will cooperate with the Administrative Agent and will execute and deliver, or cause to be executed and delivered, all such other powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as the Administrative Agent may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.
          22. The Administrative Agent’s Duty of Care. The Administrative Agent shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with the Administrative Agent’s (a) gross negligence or willful misconduct, (b) material breach of a material provision of this Pledge Agreement, or (c) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in the Administrative Agent’s possession, and the parties hereto agree that such care shall be reasonable, under Section 9-207 of the Uniform Commercial Code or otherwise, if the Administrative Agent deals with the Pledged Collateral in the same manner as it deals with similar property for its own account. Without limiting the generality of the foregoing, the Administrative Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgors, and shall constitute part of the Liabilities secured hereby.
          23. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing and shall be served, given or delivered as provided in Section 9.02 of the Credit Agreement.
          24. Amendments, Waivers and Consents. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended, and no consent to any departure by any Pledgor herefrom shall be effective, except by or pursuant to an instrument in writing which (a) is duly executed by each Pledgor and the Administrative Agent and (b) complies with the requirements of the Credit Agreement. Any such waiver shall be valid only to the extent set forth therein. A waiver by the Administrative Agent of any right or remedy under this Pledge Agreement on any one occasion shall not be construed as a waiver of any right or remedy which the Administrative Agent would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power or privilege under this Pledge Agreement on the part of the Administrative Agent shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Pledge Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
          25. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
          26. Acknowledgment of Pledged Interests. Pledgor shall cause each entity representing Pledged Interests to make the appropriate notation in such entity’s books and records indicating that the Pledged Interests are subject to the security interest granted pursuant to this Pledge Agreement. By execution of its acknowledgment in the form included at the end
Pledge Agreement

of this Pledge Agreement, each such entity shall consent to the security interest in the applicable Pledged Interests granted to Secured Parties pursuant to this Pledge Agreement and shall agree to comply with any “instructions” (as defined in Section 8-102(a)(12) of the UCC) with respect to the Pledged Interests originated by the Administrative Agent on behalf of the Secured Parties without further consent of Pledgor, including, without limitation, instructions regarding the transfer, redemption or other disposition of such Pledged Interest and other Pledged Collateral, the proceeds of such Pledged Collateral, including any distributions with respect thereto, and all of the rights, powers and duties of a member, partner or shareholder, as applicable, of such Person in question, in each case to the extent in accordance with the Pledge Agreement.
          27. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          28. Additional Pledgors. Each Person that becomes a holder of Equity Interests in a Subsidiary Guarantor after the date hereof is required to become, and each Pledgor will promptly cause such Subsidiary to become, a Pledgor and be made a party to this Pledge Agreement pursuant to this Section 28 by execution and delivery to the Administrative Agent by such Subsidiary of a Supplement to this Pledge Agreement in the form of Exhibit D hereto, with the same force and effect as if originally named as a Pledgor hereunder. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.
[signature pages follow]
Pledge Agreement

          IN WITNESS WHEREOF, each Pledgor has executed this Pledge Agreement as of the date set forth above.

CAMPUS CREST PROPERTIES, LLC, a North Carolina limited liability company

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST GROUP, LLC, a North Carolina limited liability company

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST GP II, LLC, a Delaware limited liability company

By:
Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

Acknowledged and agreed to as of the day and year first set forth above.
CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:
Pledge Agreement

ACKNOWLEDGMENT
          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement, agrees promptly to note on its books the security interests granted under such Pledge Agreement, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Administrative Agent or its nominee or the exercise of voting rights by the Administrative Agent.
          Each of the undersigned hereby consents to the extent required by the applicable limited liability company agreement, operating agreement, by-laws, articles of incorporation, partnership agreement or equivalent thereof, as applicable, to the pledge of the Pledged Collateral and to the transfer of any Pledged Collateral to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted member, partner or shareholder, as applicable, of any Person whose Equity Interests have been pledged as Pledged Collateral under the Pledge Agreement with all the rights, powers and duties of a member, partner or shareholder, as applicable, of such Person in question, in each case to the extent in accordance with the Pledge Agreement.

CAMPUS CREST AT STEPHENVILLE, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT LUBBOCK, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager
[Signatures continued on following pages]
Pledge Agreement

CAMPUS CREST AT WACO, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT WICHITA FALLS, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT SAN MARCOS, LP

By:	Campus Crest GP II, LLC
Its General Partner

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JACKSONVILLE, AL, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

CAMPUS CREST AT MOBILE PHASE II, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT CHENEY, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT JONESBORO, LLC

By:	Campus Crest Properties, LLC Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT TROY, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST AT MURFREESBORO, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

CAMPUS CREST AT WICHITA, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST STEPHENVILLE LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WACO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST WICHITA FALLS LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

CAMPUS CREST CHENEY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST JONESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST TROY LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST MURFREESBORO LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

CAMPUS CREST WICHITA LESSOR, LLC

By:	Campus Crest Properties, LLC
Its Manager

By:
Name: Michael S. Hartnett
Title: Manager

CAMPUS CREST GP II, LLC

By:

Name: Michael S. Hartnett
Title: Manager
Pledge Agreement

EXHIBIT A
to
PLEDGE AGREEMENT

Percentage of Pledged
Pledgor	Pledged Entity	Entity Pledged
Campus Crest Properties, LLC	Campus Crest at Jacksonville, AL, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Mobile Phase II, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Cheney, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Jonesboro, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Troy, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Murfreesboro, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Wichita, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest at Stephenville, LP	100% of limited partner interests

Campus Crest Properties, LLC	Campus Crest at Lubbock, LP	100% of limited partner interests

Campus Crest Properties, LLC	Campus Crest at Waco, LP	100% of limited partner interests

Campus Crest Properties, LLC	Campus Crest at Wichita Falls, LP	100% of limited partner interests

Campus Crest Properties, LLC	Campus Crest at San Marcos, LP	100% of limited partner interests

Campus Crest Properties, LLC	Campus Crest Stephenville Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Waco Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Wichita Falls Lessor, LLC	100% of membership interests

Percentage of Pledged
Pledgor	Pledged Entity	Entity Pledged
Campus Crest Properties, LLC	Campus Crest Cheney Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Jonesboro Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Troy Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Murfreesboro Lessor, LLC	100% of membership interests

Campus Crest Properties, LLC	Campus Crest Wichita Lessor, LLC	100% of membership interests

Percentage of Pledged
Pledgor	Pledged Entity	Entity Pledged
Campus Crest Group, LLC	Campus Crest GP II, LLC	100% of membership interests

Percentage of Pledged
Pledgor	Pledged Entity	Entity Pledged
Campus Crest GP II, LLC	Campus Crest at Stephenville, LP	100% of general partner interests

Campus Crest GP II, LLC	Campus Crest at Lubbock, LP	100% of general partner interests

Campus Crest GP II, LLC	Campus Crest at Waco, LP	100% of general partner interests

Campus Crest GP II, LLC	Campus Crest at Wichita Falls, LP	100% of general partner interests

Campus Crest GP II, LLC	Campus Crest at San Marcos, LP	100% of general partner interests

EXHIBIT B
to
PLEDGE AGREEMENT
Form of Power
POWER
     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to                                                                                                                Shares or interests of                                                                represented by Certificate[s] No.                      [and           ] (the “Interest”), standing in the name of the undersigned on the books of said limited liability company/limited partnership and does hereby irrevocably constitute and appoint            as the undersigned’s true and lawful attorney, for and in name and stead, to sell, assign and transfer all or any of the Interest, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.
Dated:
[                                                            ]

By:
Name:
Title:

EXHIBIT C
to
PLEDGE AGREEMENT
None.

EXHIBIT D
to
PLEDGE AGREEMENT
     Reference is hereby made to the Pledge Agreement (the “Agreement”), dated as of [                     , 2010], made by each of entities listed on the signature pages thereto (each an “Initial Pledgor”, and together with any additional pledgors, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, the “Pledgors”), in favor of the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement. By its execution below, the undersigned, [NAME OF NEW PLEDGOR], a [                                                                 ] [corporation/limited liability company/limited partnership] agrees to become, and does hereby become, a Pledgor under the Agreement and agrees to be bound by such Agreement as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties, as to such Pledgor, contained in the Agreement are true and correct in all respects as of the date hereof. [NAME OF NEW PLEDGOR] represents and warrants that the supplements to the Exhibits to the Agreement attached hereto are true and correct in all respects and such supplements set forth all information required to be scheduled under the Agreement. [NAME OF NEW PLEDGOR] shall take all steps necessary to certificate and perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against [NAME OF NEW PLEDGOR]’s Pledged Collateral including, without limitation, delivering all certificated Equity Interests the Administrative Agent, and, at Administrative Agent’s election, taking all steps necessary to properly perfect the Administrative Agent’s interest in any uncertificated equity or membership interests.
     IN WITNESS WHEREOF, [NAME OF NEW PLEDGOR], a [                                        ] [corporation/limited liability company/limited partnership] has executed and delivered this Exhibit D counterpart to the Agreement as of this                                          day of                                         ,      .

[NAME OF NEW PLEDGOR]

By:

Title:

SCHEDULE I
to
PLEDGE AGREEMENT
No exceptions.